                       [LOGO] IVY FUNDS(R)
                              EMBRACING THE WORLD


SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000


BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe


OFFICERS

Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer


LEGAL COUNSEL

Dechert Price & Rhoads
Boston, Massachusetts


CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts


TRANSFER AGENT

Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472


AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida


DISTRIBUTOR

Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com


                            IVY INTERNATIONAL FUND

MARKET PERSPECTIVE

[PHOTO]

The Fund's goal: to provide long-term capital growth primarily through investing in equity securities traded in European, Pacific Basin and Latin American markets.

The following is an interview with Sheridan Reilly, Senior Vice President and Chief Investment Officer of International Equities at Ivy Management, Inc. Sheridan, who joined Ivy Funds on May 1st, was formerly head of the institutional international equities team at Scudder Kemper Investments. He is the lead portfolio manager for Ivy International Fund.

Q: SHERIDAN, HOW DID INTERNATIONAL MARKETS PERFORM DURING THE FIRST
HALF OF 2000?

A: Like the US market, the international markets had a "Jekyll and Hyde" sort of personality. The first quarter was characterized by a large run-up in growth-oriented technology, media and telecom stocks. The second quarter saw a sell-off of these same stocks and a resurgence of more traditional value names.

In Europe, there was an enormous amount of corporate activity -- restructuring, mergers and acquisitions, and more. In the second quarter, there was a comeback of value sectors such as chemical companies, car companies and steel and oil. Generally speaking, the first half of the year saw the most aggressive courting of US business by European companies in history.

The euro, however, was weak during this period. It struggled against the strength of the dollar and inconsistent messages provided to the market by the European Central Bank. However, we do see some positive factors that should bolster the performance of the euro as we move further into the year. One is Europe's overall economic growth. Another is that Europe, in the near term, is showing strong corporate earnings growth relative to the US. Both should help the euro gain momentum against the dollar.

The Japanese market, after a very strong 1999, started the year weak and remained relatively weak in most sectors for the first six months. And emerging markets continued to demonstrate volatile behavior, with sharp swings up and down in many markets and some currency weakness.

Q: HOW DID ALL OF THIS AFFECT THE FUND'S PERFORMANCE?

A: The Fund's strong value emphasis was a disadvantage during the first quarter, as technology, media and telecommunication stocks outperformed all other sectors, which caused the Fund to lag behind its relative benchmarks. However, the Fund regained ground during the second quarter when value played very well. During the first six months, the Fund was down less than the overall market, primarily because of its underweighting in technology. It held up well during the spring technology sell-off.

Q: WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF 2000?

A: We anticipate a more balanced global market for the rest of the year. In Japan, we are expecting a host of opportunities

IVY INTERNATIONAL FUND


as the country gets back on the track to economic growth and industry gets back into the practice of restructuring and emphasizing profits. Japan has now finished its contentious elections, and the ruling party has continued its majority. As a result, we believe that fiscal monetary policy should be favorable to economic growth in Japan, so we have increased the Fund's weighting in Japan from 12% to 20%.

In Europe, we expect somewhat of a rebound in the technology sector, particularly in telecommunications equipment. The Fund has considerable positions in Nokia and Ericcson, which are the leading European producers in this sector, as well as Philips, Siemens and STMicroelectronics. At the same time, our research indicates that Europe is now in the midstream of economic expansion, and we expect a host of "real economy" companies to do well. We're committed to the oil industry, and the Fund also has positions in steel companies, the automotive sector and select chemical companies. This year, we believe that Europe could very well benefit from the best of both worlds: a blossoming technology/telecommunications sector and an increased profitability from more traditional sectors like oil, steel, cars and chemicals.

 "WE BELIEVE THAT EUROPE COULD VERY WELL BENEFIT FROM THE BEST OF BOTH WORLDS:
       A BLOSSOMING TECHNOLOGY/TELECOMMUNICATIONS SECTOR AND AN INCREASED
          PROFITABILITY FROM MORE TRADITIONAL SECTORS LIKE OIL, STEEL,
                              CARS AND CHEMICALS."

Q: SHERIDAN, YOU'RE NEW TO IVY. CAN YOU DESCRIBE YOUR INVESTMENT STYLE AND HOW IT WILL ALLOW YOU TO CAPTURE A BROAD BASE OF OPPORTUNITIES?

A: Previously, Ivy International Fund was managed with a strong emphasis on value. Now, we're taking a more flexible approach, blending growth and value to take advantage of more investment opportunities. We're using a process known as Worldwide Footprint Analysis,(TM) which consists of three steps:

1. We study each company's annual reports for the last five years to create a "scorecard." This scorecard assesses management's abilities to set targets, deliver on promises, create new products, gain market share and improve profitability.

2. We identify market anomalies -- periods of irrational behavior -- that can create buy and sell opportunities.

3. Most importantly, we construct an "all-weather" portfolio from a blueprint of ideal characteristics. Our goal is to build a portfolio that captures the market's upside potential and that maintains more of its value in down markets.

In today's international markets, we believe that returns are driven more by stock selection and less by country allocation. Our bottom-up approach of rolling up our sleeves and doing investigative work into each company's history should allow us to identify promising international opportunities in their early stages.

The goal is to construct a more balanced portfolio --among countries, among sectors and among styles. The portfolio still retains an important value component, particularly in Europe, where we see the economy blossoming, and in Japan, which we believe will benefit from the themes we discussed earlier. At the same time, we have added an important weighting in growth companies, particularly in the technology and telecommunications sectors. These companies are well distributed throughout the entire world. Regarding country allocation, the portfolio has a significantly larger weighting in developed countries and a significantly lower weighting in riskier emerging markets. The Fund's sector allocation is also more diverse, because we want to buy return potential for significantly less risk. The Fund will, we believe, be in a good position to benefit from the themes occurring in international markets.

Q: WHAT SPECIFIC THEMES ARE YOU EXCITED ABOUT?

A: An important theme of this portfolio is to invest in sectors in which non-US companies are the leading players. For example, there are pockets of technology where the US is lagging, and where other countries offer strong opportunities. As a result, we've added Sonera, a Finnish wireless communications leader, to the portfolio. We've also added some of the big wireless operators such as Vodafone AirTouch in the UK. We've added some Japanese pharmaceuticals as well.

Another theme we're seeing is that the international markets are becoming much more dynamic. Years ago, the major international indexes were dominated by banks and financial institutions. It was a static world controlled by big players that were basically carrying out government policy. It was hard to realize good returns. Today, however, many of the large firms have given way to promising younger

                                                         IVY INTERNATIONAL FUND


companies with great ideas and great technology. This change presents opportunity for investors, because it provides the chance to buy companies that may be on their way to leadership positions. That's why we're invested in companies like Nokia and Ericsson that we feel are on their way to stock market leadership. We also like a company called Marconi. It's a UK-based wireless firm that has, we believe, a very good chance of becoming one of the world's leaders in optical transmissions. But we're invested in some of the very biggest companies as well -- the ones that we feel will maintain their leadership and that will continue to demonstrate the type of profitability that made them leaders in the first place.

Q: AND THE LONG-TERM OUTLOOK?

A: We believe that international markets are offering more and more opportunity. As areas like Europe go through dynamic change, as countries like Japan rebuild their corporate structure, and as non-US leaders come to the fore in technology and other sectors, opportunity opens for US investors. We think the outlook is bright for the years ahead. And we believe that the Ivy International Fund is positioned to capture a broader set of opportunities than ever before.


The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.


                                                                              3
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IVY INTERNATIONAL FUND
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4

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES -- 97.3%           SHARES         VALUE
--------------------------------------------------------------
AFRICA -- 0.0%
--------------------------------
SOUTH AFRICA -- 0.0%
Billiton plc ADR.................     112,400   $      454,200
                                                --------------
EUROPE -- 61.3%
--------------------------------
FINLAND -- 2.4%
Nokia Oyj........................     580,549       29,745,347
Sonera Oyj.......................     249,296       11,410,932
                                                --------------
                                                    41,156,279
                                                --------------
FRANCE -- 15.1%
Accor SA.........................     418,759       17,232,865
Alcatel..........................     265,074       17,456,465
Altadis, SA......................   1,715,318       26,308,560
AXA-UAP..........................     111,313       17,606,064
Carrefour SA.....................     204,002       14,001,672
Credit Lyonnais SA...............     290,039       13,845,804
Eurotunnel SA Warrants(a)........   9,727,920        8,858,823
France Telecom SA................     111,036       15,582,507
LVMH (Louis Vuitton Moet
  Hennessy)......................      33,566       13,896,814
Pechiney SA -- Class A...........     295,263       12,368,667
Rhone Poulenc SA.................     269,839       19,774,916
Schneider SA.....................     252,806       17,690,605
Scor SA..........................     160,634        7,023,118
Societe Television Francaise 1...     108,437        7,588,096
STMicroelectronics NV............     178,241       11,440,844
Suez Lyonnaise des Eaux..........      93,694       16,480,876
TotalFinaElf -- B Shares.........     110,967       17,083,302
                                                --------------
                                                   254,239,998
                                                --------------
GERMANY -- 8.6%
Allianz AG -- Registered.........      47,782       17,405,254
Bayerische Motoren Werke (BMW)
  AG.............................     356,345       10,794,193
Commerzbank AG...................     410,482       14,676,936
Deutsche Bank AG.................     330,000       27,331,290
Deutsche Lufthansa AG............     568,094       13,341,932
Deutsche Telekom
  AG -- Registered...............     188,257       10,755,481
Dresdner Bank AG.................     350,000       14,560,967
EM.TV & Merchandising AG.........     192,051       11,414,075
Epcos AG(a)......................      86,577        8,747,332
Siemens AG.......................     101,891       15,383,276
                                                --------------
                                                   144,410,736
                                                --------------
ITALY -- 1.9%
Assicurazioni Generali...........     551,791       18,988,974
Mediaset SpA.....................     887,874       13,617,700
                                                --------------
                                                    32,606,674
                                                --------------
NETHERLANDS -- 6.8%
AKZO Nobel NV....................     367,523       15,677,506
ASM Lithography Holding NV(a)....     500,000       21,577,838
Gucci Group NV...................     158,957       15,016,500
Koninklije (Royal) Philips
  Electronics NV.................     264,973       12,547,610
KPN NV...........................     258,835       11,624,253
Royal Dutch Petroleum ADR........     340,000       20,931,250
Royal Dutch Petroleum Company....     269,636       16,826,404
                                                --------------
                                                   114,201,361
                                                --------------

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITIES                    SHARES         VALUE
NORWAY -- 0.0%
Frontline Limited Warrants(a)....     804,393   $           --
                                                --------------
SPAIN -- 1.6%
Grupo Prisa, S.A.(a).............      75,000        1,747,029
Repsol-YPF, S.A..................   1,257,396       25,131,047
                                                --------------
                                                    26,878,076
                                                --------------
SWEDEN -- 5.6%
LM Ericsson AB(a)................   2,634,197       52,409,279
Svenska Cellulosa AB (SCA) --
  Series B.......................     797,615       15,232,551
Swedish Match AB.................   8,535,775       26,471,367
                                                --------------
                                                    94,113,197
                                                --------------
SWITZERLAND -- 5.5%
ABB Ltd..........................     139,549       16,756,367
Cie Financiere Michelin..........      44,950       16,807,200
Cie Financiere Richemont AG......       3,122        8,438,279
Holderbank Financiere Glaris
  AG.............................      13,783       16,952,582
Nestle AG Registered.............       8,902       17,874,458
UBS AG -- Registered.............     114,671       16,854,412
                                                --------------
                                                    93,683,298
                                                --------------
UNITED KINGDOM -- 13.8%
BAE SYSTEMS plc..................   2,228,167       13,889,242
Bank Of Scotland.................   1,505,249       14,071,568
BP Amoco plc.....................   1,770,000       16,988,683
Cable & Wireless plc.............     768,586       13,055,170
Carlton Communications plc.......     912,005       11,728,914
Corus Group plc(a)...............  10,133,613       14,765,979
Diageo plc.......................   1,934,794       17,325,536
Glaxo Wellcome plc...............     503,608       14,676,434
Invensys plc.....................   4,019,652       15,076,458
J Sainsbury plc..................   2,858,580       12,939,537
Marconi plc......................     969,834       12,604,769
Prudential plc...................   1,164,887       17,070,897
Rio Tinto plc....................   1,080,880       17,705,245
SmithKline Beecham plc...........   1,085,595       14,265,426
Vodafone AirTouch plc............   6,635,886       26,923,462
                                                --------------
                                                   233,087,320
                                                --------------
FAR EAST -- 31.6%
--------------------------------
AUSTRALIA -- 3.3%
Broken Hill Proprietary Company
  Limited........................   1,621,524       19,228,510
Cable & Wireless Optus
  Limited(a).....................   6,445,925       19,273,906
Woodside Petroleum Limited.......   2,201,531       17,183,962
                                                --------------
                                                    55,686,378
                                                --------------
CHINA -- 0.2%
China Unicom Limited(a)..........   1,458,000        3,095,548
                                                --------------
HONG KONG -- 3.0%
Cheung Kong Holdings Ltd.........   1,103,000       12,204,406
China Telecom (Hong Kong)
  Limited(a).....................   2,119,559       18,693,915
Hutchison Whampoa Limited........     910,000       11,440,619
New World Development Company
  Ltd............................   7,768,000        8,669,829
                                                --------------
                                                    51,008,769
                                                --------------

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                                                                               5

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES                    SHARES         VALUE
--------------------------------------------------------------
JAPAN -- 20.2%
Asahi Glass Company, Ltd..........  1,677,000   $   18,782,767
Bank Of Tokyo-Mitsubishi, Ltd.....    703,000        8,511,627
Canon Inc.........................    354,000   $   17,666,289
East Japan Railway Company........      2,437       14,188,758
Fujitsu Limited...................    562,000       19,494,430
Kyocera Corporation...............    104,100       17,700,684
Matsushita Electric Industrial
  Co..............................    683,000       17,752,583
Murata Manufacturing Company,
  Ltd.............................    103,000       14,816,991
NEC Corporation...................    603,000       18,978,841
Nintendo Co., Ltd.................     88,200       15,438,949
Nissan Motor Co., Ltd(a)..........  3,175,000       18,755,640
Nomura Securities Co., Ltd.
  (The)...........................    679,000       16,653,875
NTT DoCoMo, Inc...................        590       16,004,498
Sankyo Company, Limited...........    635,000       14,374,323
SMC Corporation...................     81,100       15,292,268
Sony Corporation..................    176,300       16,496,646
Sumitomo Electric Industries,
  Ltd.............................  1,032,000       17,732,980
Sumitomo Trust & Banking Co.,
  Ltd.............................  1,324,000        9,448,070
Terumo Corporation................    365,000       12,384,984
The Sanwa Bank, Limited...........    991,000        7,924,141
Tokyo Electron Limited............    127,000       17,429,242
Yamanouchi Pharmaceutical Co.,
  Ltd.............................    279,000       15,268,308
                                                --------------
                                                   341,096,894
                                                --------------
MALAYSIA -- 0.9%
Sime Darby Berhad.................  9,275,000       11,911,300
Telekom Malaysia Berhad...........    856,000        2,951,009
                                                --------------
                                                    14,862,309
                                                --------------
SINGAPORE -- 1.5%
Fraser & Neave Ltd. Ordinary......  1,144,000        4,069,225
United Overseas Bank Ltd..........  3,384,498       22,119,904
                                                --------------
                                                    26,189,129
                                                --------------
SOUTH KOREA -- 2.0%
Korea Telecom Corporation
  Sponsored ADR...................    325,947   $   15,767,686
Samsung Electronics...............     53,300       17,639,379
                                                --------------
                                                    33,407,065
                                                --------------

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITIES                    SHARES         VALUE
TAIWAN -- 0.5%
Taiwan Semiconductor Manufacturing
  Company Ltd. Sponsored ADR......    231,000   $    8,951,250
                                                --------------
LATIN AMERICA -- 3.8%
---------------------------------
BRAZIL -- 2.6%
Cia Vale do Rio Doce --
  Preferred A.....................    221,200        6,241,348
Petroleo Brasileiro S.A.
  (Petrobras).....................  1,228,370       37,110,876
                                                --------------
                                                    43,352,224
                                                --------------
MEXICO -- 1.2%
Telefonos de Mexico S.A. ADR --
  Class L.........................    350,000       19,993,750
                                                --------------
NORTH AMERICA -- 0.6%
---------------------------------
CANADA -- 0.6%
Canadian Pacific Limited..........    362,200        9,387,030
                                                --------------
TOTAL INVESTMENTS -- 97.3%
  (Cost -- $1,520,924,794)(b).....               1,641,861,485
OTHER ASSETS, LESS LIABILITIES --
  2.7%............................                  45,036,107
                                                --------------
NET ASSETS -- 100%................              $1,686,897,592
                                                ==============
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Cost is approximately the same for
    Federal income tax purposes

OTHER INFORMATION:
At June 30, 2000, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation............   $  192,107,402
    Gross unrealized depreciation............      (71,170,711)
                                                --------------
        Net unrealized appreciation..........   $  120,936,691
                                                ==============
Purchases and sales of securities other than short-term
obligations aggregated $1,137,630,297 and $1,773,902,119,
respectively, for the period ended June 30, 2000.

Forward foreign currency exchange contracts at June 30, 2000 were:

                                                CONTRACTS TO BUY
                                     ---------------------------------------      UNREALIZED
    CURRENCY         EXPIRATION        LOCAL         VALUE       IN EXCHANGE     APPRECIATION
      SOLD              DATE          CURRENCY      IN U.S.$      FOR U.S.$     (DEPRECIATION)
----------------------------------------------------------------------------------------------
British Pound       July 3, 2000      4,279,597    $6,420,808    $ 6,478,882      $  58,074
British Pound       July 5, 2000      1,962,523     2,979,031      2,971,063         (7,968)
                                                                                  ---------
                                                                                  $  50,106
                                                                                  ---------

                                                CONTRACTS TO SELL
                                     ---------------------------------------
    CURRENCY         EXPIRATION        LOCAL         VALUE       IN EXCHANGE      UNREALIZED
      SOLD              DATE          CURRENCY      IN U.S.$      FOR U.S.$      DEPRECIATION
----------------------------------------------------------------------------------------------
British Pound       July 5, 2000        551,434       829,257    $   834,815      $  (5,558)
Singapore Dollar    July 3, 2000        874,700       504,237        505,906         (1,669)
Singapore Dollar    July 5, 2000      1,488,632       858,915        860,989         (2,074)
Swedish Krona       July 3, 2000     17,539,446     1,973,607      1,999,772        (26,165)
Swedish Krona       July 5, 2000     25,785,791     2,915,362      2,939,984        (24,622)
Swiss Franc         July 3, 2000      5,894,250     3,579,932      3,624,855        (44,923)
Swiss Franc         July 5, 2000      5,904,316     3,605,159      3,631,046        (25,887)
                                                                 -----------      ---------
                                                                                  $(130,898)
                                                                                  ---------
Net unrealized loss on forward foreign currency exchange contracts                $ (80,792)
                                                                                  =========

    The accompanying notes are an integral part of the financial statements.

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IVY INTERNATIONAL FUND
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6

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $1,520,924,794)...  $1,641,861,485
Cash........................................................      16,779,660
Receivables
  Investments sold..........................................      47,940,982
  Fund shares sold..........................................         166,882
  Dividends and interest....................................       6,206,632
Unrealized appreciation on open forward foreign currency
  contracts.................................................          58,074
Other assets................................................          45,562
                                                              --------------
    Total assets............................................   1,713,059,277
                                                              --------------
LIABILITIES
Payables
  Investments purchased.....................................      21,577,884
  Fund shares repurchased...................................       1,938,613
  Management fee............................................       1,441,686
  12b-1 service and distribution fees.......................         148,106
  Other payables to related parties.........................         402,947
Unrealized depreciation on open forward foreign currency
  contracts.................................................         138,866
Accrued expenses............................................         513,583
                                                              --------------
    Total liabilities.......................................      26,161,685
                                                              --------------
NET ASSETS..................................................  $1,686,897,592
                                                              ==============
CLASS A
Net asset value and redemption price per share
  ($1,046,240,678/25,451,619 shares outstanding)............  $        41.11
                                                              ==============
Maximum offering price per share ($41.11 X 100/94.25)*......  $        43.62
                                                              ==============
CLASS B
Net asset value, offering price and redemption price** per
  share ($437,275,614/10,764,443 shares outstanding)........  $        40.62
                                                              ==============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($102,212,948/2,528,625 shares outstanding).........  $        40.42
                                                              ==============
CLASS I
Net asset value, offering price and redemption price per
  share ($101,168,352/2,455,726 shares outstanding).........  $        41.20
                                                              ==============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $1,128,703,970
  Undistributed net realized gain on investments and foreign
    currency transactions...................................     427,589,200
  Undistributed net investment income.......................       9,522,197
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     121,082,225
                                                              --------------
NET ASSETS..................................................  $1,686,897,592
                                                              ==============

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

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                                                                               7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $3,013,405 foreign taxes withheld.......                $  26,617,978
  Interest..................................................                      849,734
                                                                            -------------
                                                                               27,467,712
                                                                            -------------
EXPENSES
  Management fee............................................  $10,015,854
  Transfer agent............................................    1,709,691
  Administrative services fee...............................      943,883
  Custodian fees............................................    1,005,300
  Blue Sky fees.............................................       22,085
  Auditing and accounting fees..............................       60,430
  Shareholder reports.......................................      259,658
  Fund accounting...........................................      107,605
  Trustees' fees............................................       50,653
  12b-1 service and distribution fees.......................    4,409,344
  Legal.....................................................       23,610
  Other.....................................................      230,456
                                                              -----------
      Total expenses........................................                   18,838,569
                                                                            -------------
NET INVESTMENT INCOME.......................................                    8,629,143
                                                                            -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                  586,663,107
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................                 (689,019,920)
                                                                            -------------
      Net loss on investment transactions...................                 (102,356,813)
                                                                            -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ (93,727,670)
                                                                            =============

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND
--------------------------------------------------------------------------------

8

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE SIX        FOR THE
                                                               MONTHS ENDED      YEAR ENDED
                                                                 JUNE 30,       DECEMBER 31,
                                                              --------------   --------------
                                                                   2000             1999
                                                              --------------   --------------
                                                               (UNAUDITED)
DECREASE IN NET ASSETS
Operations
  Net investment income.....................................  $    8,629,143   $   10,534,977
  Net realized gain on investments and foreign currency
    transactions............................................     586,663,107      149,803,389
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................    (689,019,920)     286,502,925
                                                              --------------   --------------
      Net (decrease) increase resulting from operations.....     (93,727,670)     446,841,291
                                                              --------------   --------------
Class A distributions
  Dividends from net investment income......................              --       (7,591,186)
  Distributions from capital gain...........................    (109,963,449)     (79,453,345)
                                                              --------------   --------------
      Total distributions to Class A shareholders...........    (109,963,449)     (87,044,531)
                                                              --------------   --------------
Class B distributions
  Dividends in excess of net investment income..............              --          (28,805)
  Distributions from capital gain...........................     (43,254,463)     (26,528,332)
                                                              --------------   --------------
      Total distributions to Class B shareholders...........     (43,254,463)     (26,557,137)
                                                              --------------   --------------
Class C distributions
  Dividends in excess of net investment income..............              --           (3,539)
  Distributions from capital gain...........................     (10,561,176)      (7,061,141)
                                                              --------------   --------------
      Total distributions to Class C shareholders...........     (10,561,176)      (7,064,680)
                                                              --------------   --------------
Class I distributions
  Dividends from net investment income......................              --       (1,415,063)
  Distributions from capital gain...........................     (10,899,758)      (8,540,450)
                                                              --------------   --------------
      Total distributions to Class I shareholders...........     (10,899,758)      (9,955,513)
                                                              --------------   --------------
Fund share transactions (Note 4)
  Class A...................................................    (356,878,006)    (246,372,544)
  Class B...................................................     (38,641,393)     (71,889,837)
  Class C...................................................     (24,591,611)     (29,745,075)
  Class I...................................................     (48,849,892)     (12,118,396)
                                                              --------------   --------------
      Net decrease resulting from Fund share transactions...    (468,960,902)    (360,125,852)
                                                              --------------   --------------
TOTAL DECREASE IN NET ASSETS................................    (737,367,418)     (43,906,422)
NET ASSETS
  Beginning of period.......................................   2,424,265,010    2,468,171,432
                                                              --------------   --------------
  END OF PERIOD.............................................  $1,686,897,592   $2,424,265,010
                                                              ==============   ==============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    9,522,197   $      893,054
                                                              ==============   ==============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------
                                              for the six
                                             months ended
                                               June 30,
                  CLASS A                     (unaudited)                   for the year ended December 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                 2000            1999         1998         1997        1996        1995
SELECTED PER SHARE DATA                      --------------------------------------------------------------------------------
Net asset value, beginning of period.......   $    47.09       $  41.20     $  39.03     $  35.89     $ 30.67     $ 27.60
                                             --------------------------------------------------------------------------------
  (Loss) income from investment operations
  Net investment income....................          .20            .30          .37          .24         .20         .25
  Net (loss) gain on securities (both
    realized and unrealized)...............        (1.92)          8.31         2.50         3.47        5.85        3.22
                                             --------------------------------------------------------------------------------
  Total from investment operations.........        (1.72)          8.61         2.87         3.71        6.05        3.47
                                             --------------------------------------------------------------------------------
  Less distributions
  Dividends from net investment income.....           --            .24          .35          .21         .19         .25
  Distributions
    From capital gain......................         4.26           2.48          .22          .26         .64         .12
    In excess of capital gain..............           --             --          .13          .10          --         .03
                                             --------------------------------------------------------------------------------
      Total distributions..................         4.26           2.72          .70          .57         .83         .40
                                             --------------------------------------------------------------------------------
Net asset value, end of period.............   $    41.11       $  47.09     $  41.20     $  39.03     $ 35.89     $ 30.67
                                             ================================================================================
Total return(%)............................        (3.25)(a)      21.05(b)      7.34(b)     10.38(b)    19.72(b)    12.65(b)

RATIOS AND SUPPLEMENTAL DATA
Net asset value, beginning of period.......   $1,046,241     $1,573,615   $1,613,797   $1,705,772    $989,254    $475,989
Ratio of expenses to average net
  assets(%)................................         1.67(c)        1.66         1.58         1.59        1.65        1.52
Ratio of net investment income to average
  net assets(%)............................         1.08(c)         .63          .83          .68         .76         .97
Portfolio turnover rate(%).................           57              7           15            8          14           6

------------------------------------------------------------------------------------------------------------------
                                            for the six
                                            months ended
                                              June 30,
                 CLASS B                    (unaudited)               for the year ended December 31,
------------------------------------------------------------------------------------------------------------------
                                                2000          1999       1998       1997      1996       1995
SELECTED PER SHARE DATA                     ----------------------------------------------------------------------
Net asset value, beginning of period......    $  46.78       $40.97     $38.82     $35.73     $30.67    $27.60
                                            ----------------------------------------------------------------------
  (Loss) income from investment operations
  Net investment income (loss)............         .05         (.06)        --       (.06)     (.01)       .01
  Net (loss) gain on securities (both
    realized and unrealized)..............       (1.95)        8.27       2.50       3.44      5.76       3.20
                                            ----------------------------------------------------------------------
  Total from investment operations........       (1.90)        8.21       2.50       3.38      5.75       3.21
                                            ----------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income............          --           --         --         --        --        .01
    In excess of net investment income....          --           --         --         --       .05         --
  Distributions
    From capital gain.....................        4.26         2.40        .22        .21       .64        .10
    In excess of capital gain.............          --           --        .13        .08        --        .03
                                            ----------------------------------------------------------------------
      Total distributions.................        4.26         2.40        .35        .29       .69        .14
                                            ----------------------------------------------------------------------
Net asset value, end of period............    $  40.62       $46.78     $40.97     $38.82     $35.73    $30.67
                                            ======================================================================
Total return(%)...........................       (3.66)(a)    20.15(b)    6.43(b)    9.46(b)  18.76(b)   11.62(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)..............................    $437,276     $540,514   $542,997   $568,521  $312,161    $74,650
Ratio of expenses to average net
  assets(%)...............................        2.48(c)      2.42       2.41       2.42      2.45       2.44
Ratio of net investment income (loss) to
  average net assets(%)...................         .26(c)      (.13)      (.01)      (.15)     (.04)       .05
Portfolio turnover rate(%)................          57            7         15          8        14          6

    The accompanying notes are an integral part of the financial statements.

10

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------
                                            for the six                                          for the period
                                            months ended                                         April 30, 1996
                                              June 30,             for the year ended            (commencement)
                 CLASS C                    (unaudited)               December 31,               to December 31,
--------------------------------------------------------------------------------------------------------------------
                                                2000          1999        1998        1997            1996
SELECTED PER SHARE DATA                     ------------------------------------------------------------------------
Net asset value, beginning of period......    $  46.57       $ 40.79     $ 38.64     $ 35.58         $ 32.68
                                            ------------------------------------------------------------------------
  (Loss) income from investment operations
  Net investment income (loss)............         .05          (.05)         --        (.05)             --
  Net (loss) gain on securities (both
    realized and unrealized)..............       (1.94)         8.23        2.50        3.42            3.74
                                            ------------------------------------------------------------------------
  Total from investment operations........       (1.89)         8.18        2.50        3.37            3.74
                                            ------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income............          --            --          --         .01              --
    In excess of net investment income....          --            --          --          --             .20
  Distributions
    From capital gain.....................        4.26          2.40         .22         .21             .64
    In excess of capital gain.............          --            --         .13         .09              --
                                            ------------------------------------------------------------------------
      Total distributions.................        4.26          2.40         .35         .31             .84
                                            ------------------------------------------------------------------------
Net asset value, end of period............    $  40.42       $ 46.57     $ 40.79     $ 38.64         $ 35.58
                                            ========================================================================
Total return(%)...........................       (3.66)(a)     20.16(b)     6.46(b)     9.50(b)        11.45(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)..............................    $102,213      $143,320    $154,378    $174,880         $44,450
Ratio of expenses to average net
  assets(%)...............................        2.47(c)       2.42        2.40        2.41            2.44(c)
Ratio of net investment income (loss) to
  average net assets(%)...................         .27(c)       (.13)        .01        (.14)           (.03)(c)
Portfolio turnover rate(%)................          57             7          15           8              14

--------------------------------------------------------------------------------------------------------------------------
                                              for the six
                                              months ended
                                                June 30,
                  CLASS I                     (unaudited)                    for the year ended December 31,
--------------------------------------------------------------------------------------------------------------------------
                                                  2000          1999        1998        1997        1996        1995
SELECTED PER SHARE DATA                       ----------------------------------------------------------------------------
Net asset value, beginning of period........    $  47.09       $ 41.21     $ 39.06     $ 35.89     $ 30.67     $27.60
                                              ----------------------------------------------------------------------------
  (Loss) income from investment operations
  Net investment income.....................         .28           .52         .55         .32         .27        .30
  Net (loss) gain on securities (both
    realized and unrealized)................       (1.91)         8.34        2.48        3.56        5.88       3.22
                                              ----------------------------------------------------------------------------
  Total from investment operations..........       (1.63)         8.86        3.03        3.88        6.15       3.52
                                              ----------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income..............          --           .42         .53         .32         .27        .30
    In excess of net investment income......          --            --          --          --         .02         --
  Distributions
    From capital gain.......................        4.26          2.56         .22         .28         .64        .12
    In excess of capital gain...............          --            --         .13         .11          --        .03
                                              ----------------------------------------------------------------------------
      Total distributions...................        4.26          2.98         .88         .71         .93        .45
                                              ----------------------------------------------------------------------------
Net asset value, end of period..............    $  41.20       $ 47.09     $ 41.21     $ 39.06     $ 35.89     $30.67
                                              ============================================================================
Total return(%).............................       (3.06)(a)     21.66(b)     7.75(b)    10.87(b)    20.06(b)   12.85(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....    $101,168      $166,816    $156,999    $115,046     $53,344    $13,020
Ratio of expenses to average net
  assets(%).................................        1.24(c)       1.18        1.18        1.18        1.25       1.35
Ratio of net investment income to average
  net assets(%).............................        1.50(c)       1.11        1.23        1.08        1.16       1.14
Portfolio turnover rate(%)..................          57             7          15           8          14          6

(a) Total return represents aggregate total return and does not reflect a sales charge.
(b) Total return does not reflect a sales charge.
(c) Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              11

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy International Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gain, if any, are normally declared in December. On June 1, 2000, the Fund was reopened to new investors. Prior to the Fund reopening, a long-term capital gain distribution was declared on May 31, 2000. If necessary to qualify for tax treatment applicable to investment companies under the Code, the Fund may declare an additional long-term capital gain distribution in December 2000.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Fund has committed to buy or sell are shown in the Portfolio of Investments. These amounts represent the aggregate exposure to each foreign currency the Fund has acquired or hedged through forward foreign currency contracts at June 30,

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND
--------------------------------------------------------------------------------

12

2000. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily. The change in a contract's market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Fund's Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, Net investment income and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's first $2.5 billion in average net assets and .90% of the Fund's average net assets in excess of $2.5 billion. Northern Cross Investments Limited ("Northern Cross") served as sub-advisor to the Fund from July 1, 1990 through May 15, 2000 under an agreement with IMI. For its services, Northern Cross received a fee from IMI that was equal, on an annual basis, to 0.60% of the first $1.5 billion in average net assets, 0.55% of the next $1 billion in average net assets and 0.50% of the Fund's average net assets over $2.5 billion. IMI, not the Fund, was obligated to compensate the sub-advisor.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discounts retained by IMDI was $9,266.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $1,447,337, $2,364,189 and $597,818, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $1,063,837, $493,287, $118,723 and $33,844, for Class A, Class B,
Class C and Class I, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              13

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Class I were as follows:

                            SIX MONTHS ENDED
                              JUNE 30, 2000                  YEAR ENDED
                               (UNAUDITED)                DECEMBER 31, 1999
--------------------------------------------------------------------------------
CLASS A                  SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold.................    4,073,817   $ 177,231,301     6,826,244   $ 298,269,386
Issued on
 reinvestment of
 distributions.......    2,001,431      78,776,642     1,395,706      64,345,562
Repurchased..........  (14,038,873)   (612,885,949)  (13,975,871)   (608,987,492)
                       -----------   -------------   -----------   -------------
Net decrease.........   (7,963,625)  $(356,878,006)   (5,753,921)  $(246,372,544)
                       ===========   =============   ===========   =============

                            SIX MONTHS ENDED
                              JUNE 30, 2000                  YEAR ENDED
                               (UNAUDITED)                DECEMBER 31, 1999
--------------------------------------------------------------------------------
CLASS B                  SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold.................      593,549   $  23,912,843       581,682   $  25,766,700
Issued on
 reinvestment of
 distributions.......      539,249      20,987,744       284,831      13,050,929
Repurchased..........   (1,922,748)    (83,541,980)   (2,564,193)   (110,707,466)
                       -----------   -------------   -----------   -------------
Net decrease.........     (789,950)  $ (38,641,393)   (1,697,680)  $ (71,889,837)
                       ===========   =============   ===========   =============

                            SIX MONTHS ENDED
                              JUNE 30, 2000                  YEAR ENDED
                               (UNAUDITED)                DECEMBER 31, 1999
--------------------------------------------------------------------------------
CLASS C                  SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold.................      208,953   $   8,377,313       222,501   $   9,801,533
Issued on
 reinvestment of
 distributions.......      100,723       3,900,987        56,781       2,590,305
Repurchased..........     (858,555)    (36,869,911)     (986,391)    (42,136,913)
                       -----------   -------------   -----------   -------------
Net decrease.........     (548,879)  $ (24,591,611)     (707,109)  $ (29,745,075)
                       ===========   =============   ===========   =============

                            SIX MONTHS ENDED
                              JUNE 30, 2000                  YEAR ENDED
                               (UNAUDITED)                DECEMBER 31, 1999
--------------------------------------------------------------------------------
CLASS I                  SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold.................      436,185   $  19,406,125       913,209   $  40,125,637
Issued on
 reinvestment of
 distributions.......      227,653       8,976,352       187,307       8,636,739
Repurchased..........   (1,750,856)    (77,232,369)   (1,367,227)    (60,880,772)
                       -----------   -------------   -----------   -------------
Net decrease.........   (1,087,018)  $ (48,849,892)     (266,711)  $ (12,118,396)
                       ===========   =============   ===========   =============

From April 18, 1997 to June 1, 2000, the Fund suspended the offer of its shares to new investors. Shares were available for purchase only by existing shareholders of the Fund.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

03IIFX063000

                       [LOGO] IVY FUNDS(R)
                              EMBRACING THE WORLD

SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


IVY MANAGEMENT, INC.

Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000


BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe


OFFICERS

Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer


LEGAL COUNSEL

Dechert Price & Rhoads
Boston, Massachusetts


CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts


TRANSFER AGENT

Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472


AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida


DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com
[IVY MACKENZIE LOGO]


                                IVY GROWTH FUND

MARKET PERSPECTIVE

[PHOTO]

[PHOTO]

The Fund's goal: to provide long-term capital growth by investing in US companies of any size.

Ivy Growth Fund uses a dual-manager approach. The core portion (50%) is managed by Paul Baran and is invested primarily in large-cap US stocks. The US emerging growth portion (50%) is managed by James W. Broadfoot III and is invested primarily in small- and medium-sized US companies in the early stages of their lifecycles.

CORE PORTION PERSPECTIVE

Q: PAUL, HOW DID THE US ECONOMY DO IN THE FIRST HALF OF 2000?

A: The big news in the first half of 2000 was interest rates. The Federal Reserve Board increased interest rates a number of times in the last year in an effort to head off inflation and to slow what some have perceived to be an "overheated" economy.

Evidence does show that the economy, while strong, is beginning to slow. While the US gross domestic product (GDP) rose at an annual rate of 7.3% in the last quarter of 1999, it only rose 5.4% in the first quarter of 2000. Retail sales declined 0.6% in April and 0.3% in May. Housing starts declined nearly 4% in May, a typical response to rising mortgage rates. This data indicates that the economy may indeed be slowing down, and that may influence the Federal Reserve Board's future interest rate decisions.

We believe that the US economy and corporate earnings will continue to grow without excessive inflationary pressures, largely due to technology spending and the resulting gains in productivity. Slower -- but more sustainable -- economic growth should have a long-term healthy impact on the stock market. We believe the US is still in the midst of the longest economic expansion in its history.

Q: HOW DID THE US MARKET PERFORM DURING THIS PERIOD?

A: Over the last few months, the increase in interest rates drove stock prices lower. In addition, uncertainty about the effect of higher interest rates on future corporate profits caused an increase in market volatility.

In the first three months of the year, we saw the usual seasonal investment of money into the stock market, driven by corporate pension and IRA funding. This helped propel stock prices, particularly in the technology-heavy NASDAQ. But as we moved into April and the end of IRA season, pension and IRA funding decreased. Combined with concern over interest rates and the Federal Reserve Board's actions, this stemmed the flow of investment into the market and reduced volume to two-thirds of what it was in the first quarter.

Market leadership seems to be narrowing, with a focus on the often-volatile technology sector. However, we do expect an eventual broadening of market leadership that should lead to a more balanced environment -- one that is not overly dependent on one sector for its performance.


Q: HOW DID THIS AFFECT THE CORE PORTION OF IVY GROWTH FUND?

A: The core portion benefited from the strong economy during the first half of 2000. It was invested primarily in high-quality, large-cap companies that hold leading positions in their industries. Some of the core portion's holdings include Intel, Cisco, Sun Microsystems, Morgan Stanley and General Electric, which provides the Fund with diversified exposure to a number of sectors.

The performance of the core portion benefited from its exposure to the health care sector, which was up 23% in the first half of the year. It also benefited from its exposure to the energy sector, which was up 3.5%, and its exposure to the technology sector, which -- despite all the volatility -- was up 2.9% in the first half of 2000. Underperformance by the capital goods sector (companies that supply tools, equipment and other materials to businesses) and the consumer cyclicals sector (automotive companies, retailers and other businesses that depend on consumer spending) had a negative impact on Fund performance.

    "WE BELIEVE THAT THE US ECONOMY AND CORPORATE EARNINGS WILL CONTINUE TO
         GROW WITHOUT EXCESSIVE INFLATIONARY PRESSURES, LARGELY DUE TO TECHNOLOGY SPENDING AND THE RESULTING GAINS IN PRODUCTIVITY. "

Q: HOW DOES YOUR INVESTMENT PROCESS HELP YOU TARGET OPPORTUNITIES IN THIS
MARKET?

A: Typically, we ignore short-term market volatility, and we make no attempt to time the market. Instead, we employ a disciplined philosophy based on stock selection.

When selecting companies for the core portfolio, we divide the stock market into eight broad economic sectors, and the weightings approximate the weighting of each sector within the market, as represented by the S&P 500 Index. We use an equity style that blends growth and value stocks, but we favor growth stocks. The focus is on companies that, in our judgement, have a proven and consistent record of earnings profitability, but whose prices do not adequately reflect their underlying profitability. In addition, we also consider financial strength, trading liquidity and technical readings.

This is a consistent investment approach that is not affected by emotion or short-term market trends. In the domestic large-cap market, we believe that remaining fully invested and ignoring normal fluctuations is the key to realizing good long-term equity returns.

US EMERGING GROWTH PORTION PERSPECTIVE

Q: JIM, CAN YOU COMMENT ON THE EMERGING GROWTH MARKET IN THE FIRST HALF OF THE YEAR?

A: The emerging growth market experienced a great deal of volatility in the first half of 2000. The market -- driven by technology stocks -- experienced a great two and a half months during the first quarter, but saw a sharp sell-off in March. In retrospect, technology stocks were chased to unsustainable levels, partly by the influx of day traders and the market's enthusiasm over technology. Since the sell-off, we've had a relatively strong rebound off those lows.

One of the issues that investors have been grappling with since the technology sell-off is valuation. In other words, how do you accurately value these companies, given the fact that many of them don't yet have earnings? Investors have increasingly accepted the notion that technology stocks should be valued based on revenues rather than earnings. However, paying high share prices for companies without earnings or cash flow carries strong risk.
We believe it is earnings that ultimately count.

The extremely high growth rate of many technology companies has also made valuation difficult. Today, many technology companies are growing 30%, 40% or 50% on a sequential quarterly basis. Not too long ago, that was considered a strong growth rate on an annual basis. So we're seeing young companies that are doubling in size in three quarters, when previously that would have taken three years. All of this has made it difficult for investors to value these stocks, and as a result, many of them became highly overvalued before the sell-off.

As for interest rates, we may not have seen the end of increases by the Federal Reserve. But if the Federal Reserve does limit future rate hikes, it could be good news for high-valuation growth stocks, such as the majority of technology stocks. Investment opportunities with a large potential return in the future are generally worth more as interest rates decline.

Q: DID THE VOLATILITY IN TECHNOLOGY STOCKS CAUSE YOU TO MAKE ANY MAJOR CHANGES TO THE FUND?

A: We focus more on solid fundamentals and strong earnings than market behavior, so we didn't make any dramatic changes to the US emerging growth part of the Fund. In general, we look for companies with strong balance sheets that may help them weather market overreactions. And because we find that companies don't have access to funding through the stock market the way they did a few months ago, we do a thorough review process to ensure that all of the companies in which the emerging growth portfolio is invested can execute their business plans without being overreliant on the capital markets.

Q: WHAT SECTORS DOES YOUR RESEARCH INDICATE LOOK PROMISING AS WE MOVE AHEAD?

A: One area we're focusing on is broadcast stocks. We added a number of these to the Fund's portfolio during the first quarter. In the short term, we see a robust advertising environment. Over the long-term, we believe it will be a good area because of consolidation and new Federal Communications Commission rules on ownership. As of June 30, the Fund's US emerging growth portion has approximately 4% of its portfolio in broadcast stocks.

Another area we're excited about is oil services. We've increased our part of the Fund's weighting in this area to 10%. Oil and natural gas prices have increased dramatically. That means the oil industry has more of an incentive to drill for new reserves. As a result of higher prices, they also have higher cash flows and greater resources. And because the industry went through a tough time prior to this, oil companies have reduced cost structures, so as business picks up, they should see a leveraged impact on earnings. Of course, this is a very cyclical business, so the outlook may change as we move ahead.

Q: AND TECHNOLOGY?

A: Technology stocks make up approximately 48% of the emerging growth portion of the Ivy Growth Fund, and this large weighting was a positive contributor to the Fund's performance in the first half of 2000. We believe there are a number of opportunities in this sector as we move into the second half of the year.

For example, we're continuing our focus on companies involved with Internet infrastructure. Many businesses worldwide -- from the largest Fortune 500 and Global 2000 companies to the smaller telecommunications firms, Internet service providers and "dot-coms"-- are investing heavily in Internet-related hardware and software, and we believe that companies that deliver these products and services are well positioned. The Fund is invested in CacheFlow, which is improving the performance of the Internet by "caching," or storing data closer to the users that request it, and VeriSign, which provides electronic security. The latter area is becoming increasingly important as e-commerce grows and organizations attach internal networks to the Internet.

In the wireless area, we're particularly interested in what we call "real estate companies for the new economy." These are companies such as Crown Castle that rent space on communications towers to cellular providers or other communications companies. We believe that this is a highly leveraged business model that will benefit greatly from the continued growth in wireless usage, particularly wireless Internet access.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A: Over the last few years, there has been a boom in venture capital funding, which helped bring new emerging growth companies to market. Valuations are currently below average and future earnings growth looks strong. We believe the outlook for emerging growth companies is very positive. In the technology sector, we think volatility will continue, but not at the levels we saw in the second quarter of this year. Longer term, we're very bullish on technology and the Internet. The percentage of US investment dedicated to technology has increased steadily over the last several years. We believe this trend will continue for some time since many of the recent investments companies have made in Internet infrastructure and e-commerce have had very high and measurable results. In our view, we're just at the beginning of a revolution in Internet and wireless technology, and we believe that this offers a lot of opportunity for long-term investors.



The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
      EQUITY SECURITIES -- 98.0%         SHARES       VALUE
--------------------------------------------------------------
BUSINESS SERVICES -- 1.9%
AppNet, Inc.(a)........................   18,700   $   673,200
Dendrite International, Inc.(a)........   73,500     2,448,469
Diamond Technology Partners
  Incorporated(a)......................    8,400       739,200
FactSet Research Systems Inc...........   35,200       994,400
Forrester Research, Inc.(a)............   18,500     1,347,032
ProBusiness Services, Inc.(a)..........   16,300       432,969
QRS Corporation(a).....................   27,100       665,644
Razorfish Inc.(a)......................    6,700       107,619
                                                   -----------
                                                     7,408,533
                                                   -----------
CAPITAL GOODS -- 2.3%
FedEx Corp.(a).........................   25,000       950,000
General Electric Company...............  150,000     7,950,000
                                                   -----------
                                                     8,900,000
                                                   -----------
COMMUNICATION TOWERS -- 1.7%
Crown Castle International Corp.(a)....   73,000     2,664,500
Pinnacle Holdings Inc.(a)..............   34,400     1,857,600
SBA Communications Corp.(a)............   40,800     2,119,050
                                                   -----------
                                                     6,641,150
                                                   -----------
COMPUTER EQUIPMENT & STORAGE -- 8.0%
Apple Computer, Inc.(a)................   75,000     3,928,125
Dell Computer Corporation(a)...........   75,000     3,698,437
EMC Corporation........................   45,000     3,462,187
Hewlett-Packard Company................   25,000     3,121,875
International Business Machines
 Corp..................................   27,500     3,012,969
Microchip Technology(a)................   50,000     2,913,282
Network Appliance, Inc.(a).............   24,400     1,964,200
Sun Microsystems, Inc.(a)..............   96,200     8,748,188
                                                   -----------
                                                    30,849,263
                                                   -----------
CONSUMER CYCLICAL -- 3.9%
Best Buy Co., Inc.(a)..................   55,000     3,478,750
Dollar Tree Stores, Inc.(a)............   53,100     2,100,769
Gap, Inc. (The)........................   60,000     1,875,000
Home Depot, Inc........................   57,500     2,871,407
Lowe's Companies, Inc..................   60,000     2,463,750
Wal-Mart Stores, Inc...................   40,000     2,305,000
                                                   -----------
                                                    15,094,676
                                                   -----------
CONSUMER SERVICES -- 0.4%
SmartForce Public Limited Company
 Sponsored ADR(a)(b)...................   33,100     1,588,800
                                                   -----------
CONSUMER STAPLES -- 3.5%
Anheuser-Busch Companies, Inc..........   25,000     1,867,187
Colgate-Palmolive Company..............   47,500     2,844,062
Heinz (H.J.) Company...................   50,000     2,187,500
Kimberly-Clark Corporation.............   45,000     2,581,875
PepsiCo, Inc...........................   55,000     2,444,062
Wrigley (Wm.) Jr. Company..............   22,500     1,804,219
                                                   -----------
                                                    13,728,905
                                                   -----------
ELECTRONICS -- 2.0%
Agilent Technologies, Inc.(a)..........   20,000     1,475,000
Flextronics International Ltd.(a)(b)...   44,400     3,049,725
Jabil Circuit, Inc.(a).................   30,800     1,528,450
Sanmina Corporation(a).................   17,800     1,521,900
                                                   -----------
                                                     7,575,075
                                                   -----------

--------------------------------------------------------------
--------------------------------------------------------------
           EQUITY SECURITIES             SHARES       VALUE
ENERGY -- 10.1%
BJ Services Company(a).................   42,000   $ 2,625,000
BP Amoco plc Sponsored ADR(b)..........   41,000     2,319,062
Chevron Corporation....................   25,000     2,120,312
Core Laboratories NV(a)(b).............   98,900     2,868,100
Cross Timbers Oil Company..............   45,000       995,625
Devon Energy Corporation...............   16,000       899,000
ENSCO International Incorporated.......   20,000       716,250
EOG Resources, Inc.....................   28,000       938,000
Exxon Mobil Corporation................   40,000     3,140,000
Global Marine Inc.(a)..................   45,100     1,271,257
Grant Prideco, Inc.(a).................   55,800     1,395,000
Hanover Compressor Company(a)..........   92,800     3,526,400
Key Energy Services, Inc.(a)...........  200,700     1,931,737
Louis Dreyfus Natural Gas Corp.(a).....   41,900     1,311,994
Marine Drilling Companies, Inc.(a).....   16,000       448,000
Nabors Industries, Inc.(a).............   34,200     1,421,437
Noble Drilling Corporation(a)..........   85,900     3,538,007
Patterson Energy, Inc.(a)..............   44,800     1,276,800
Rowan Companies, Inc.(a)...............   19,600       595,350
Swift Energy Company(a)................   39,100     1,109,462
Texaco Inc.............................   42,500     2,263,125
Weatherford International, Inc.(a).....   58,100     2,313,107
                                                   -----------
                                                    39,023,025
                                                   -----------
ENTERTAINMENT -- 1.7%
Beasley Broadcast Group, Inc.(a).......   98,700     1,344,787
Emmis Communications Corporation(a)....   24,600     1,017,825
Hispanic Broadcasting Corporation(a)...   18,000       596,250
Premier Parks, Inc.(a).................   54,500     1,239,875
Radio One, Inc. -- Class D(a)..........   41,000       904,562
Radio One, Inc.(a).....................   20,500       606,032
Regent Communications, Inc.(a).........  121,700     1,045,860
                                                   -----------
                                                     6,755,191
                                                   -----------
FINANCIAL SERVICES -- 7.5%
Bank of America Corporation............   45,000     1,935,000
Chase Manhattan Corporation (The)......   65,000     2,994,062
Citigroup Inc..........................   50,000     3,012,500
Concord EFS, Inc(a)....................   51,000     1,326,000
Federal Agricultural Mortgage Corp. --
  Class C(a)...........................   24,000       349,500
Legg Mason, Inc........................   50,000     2,500,000
Mellon Financial Corporation...........   60,000     2,186,250
Merrill Lynch & Co., Inc...............   35,000     4,025,000
Morgan Stanley Dean Witter & Co........   65,000     5,411,250
Nava Finance Public Company Limited --
  Foreign Registered(a)(b)(c)..........   40,000            --
Paine Webber Group Inc.................   55,000     2,502,500
State Street Corporation...............   25,000     2,651,562
                                                   -----------
                                                    28,893,624
                                                   -----------
HEALTHCARE -- 8.1%
Alkermes, Inc.(a)......................   19,900       937,787
Bristol-Myers Squibb Company...........   55,000     3,203,750
Cytyc Corporation(a)...................   31,000     1,654,625
Eli Lilly and Company..................   42,500     4,244,687
Emisphere Technologies, Inc............   30,700     1,308,108
Johnson & Johnson......................   32,500     3,310,937
Medicis Pharmaceutical Corporation --
  Class A(a)...........................   43,600     2,485,200
MedQuist Inc.(a).......................   26,000       884,000
Medtronic, Inc.........................   55,000     2,739,687
Merck & Co, Inc........................   42,500     3,256,562
MiniMed Inc.(a)........................   12,300     1,451,400
Pfizer Inc.............................   20,000       960,000
Renal Care Group, Inc.(a)..............   57,500     1,406,055
Schering-Plough Corporation............   70,000     3,535,000
                                                   -----------
                                                    31,377,798
                                                   -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
          EQUITY SECURITIES             SHARES       VALUE
--------------------------------------------------------------
INTERNET & ELECTRONIC COMMERCE -- 8.2%
About.com, Inc.(a)....................   25,000   $    787,500
Accrue Software(a)....................   20,100        713,550
Akamai Technologies, Inc.(a)..........   11,461      1,360,815
Alloy Online, Inc.(a).................   52,000        585,000
Art Technology Group, Inc.(a).........   30,600      3,088,687
Commerce One, Inc.(a).................    9,600        435,750
Critical Path, Inc.(a)................   24,500      1,428,657
Digex, Inc.(a)........................   11,000        747,312
E.piphany, Inc.(a)....................   14,200      1,522,062
Entrust Technologies Inc.(a)..........   19,500      1,613,625
InfoSpace.com, Inc.(a)................   21,600      1,193,400
Keynote Systems, Inc.(a)..............   37,900      2,674,319
Macromedia, Inc.(a)...................   16,100      1,556,669
McAfee.com Corporation(a).............   12,000        312,750
Micromuse Inc.(a).....................   22,600      3,739,947
Net Perceptions, Inc.(a)..............   10,000        158,750
Packeteer, Inc.(a)....................   45,500      1,325,187
Portal Software, Inc.(a)..............   13,600        868,700
Radware Ltd.(a).......................   26,700        707,550
Stamps.com Inc.(a)....................   24,200        176,962
VeriSign, Inc.(a).....................   22,845      4,032,142
Vignette Corporation(a)...............   19,000        988,297
WebTrends Corporation(a)..............   50,300      1,945,982
                                                  ------------
                                                    31,963,613
                                                  ------------
NETWORK EQUIPMENT & SOFTWARE -- 7.3%
American Power Conversion
  Corporation(a)......................   70,000      2,856,875
Cisco Systems, Inc.(a)................  331,600     21,077,325
Clarent Corporation(a)................   26,700      1,909,050
Concord Communications, Inc.(a).......   24,200        964,975
Extreme Networks, Inc.(a).............   14,000      1,477,000
Visual Networks, Inc.(a)..............    7,200        205,200
                                                  ------------
                                                    28,490,425
                                                  ------------
SEMICONDUCTOR EQUIPMENT -- 2.8%
Applied Materials, Inc.(a)............   35,000      3,171,875
ASM Lithography Holding NV(a)(b)......   17,400        767,775
KLA-Tencor Corporation(a).............   27,400      1,604,612
Lam Research Corporation(a)...........   21,400        802,500
Novellus Systems, Inc.(a).............   54,300      3,071,344
Photronics, Inc.(a)...................   13,700        388,737
Teradyne, Inc.(a).....................   14,800      1,087,800
                                                  ------------
                                                    10,894,643
                                                  ------------
SEMICONDUCTORS -- 11.2%
Altera Corporation(a).................   25,000      2,548,437
Analog Devices, Inc.(a)...............   42,500      3,230,000
Applied Micro Circuits
  Corporation(a)......................    8,200        809,750
Integrated Device Technology,
  Inc.(a).............................   35,800      2,143,525
Intel Corporation.....................   90,000     12,031,875
Lattice Semiconductor
  Corporation(a)......................   35,000      2,419,375
Linear Technology Corporation.........   32,000      2,046,000
LSI Logic Corporation(a)..............   70,000      3,788,750
Maxim Integrated Products, Inc.(a)....   16,100      1,093,794
PMC-Sierra, Inc.(a)(b)................    7,600      1,350,425
RF Micro Devices, Inc.(a).............   10,200        893,775
Texas Instruments Inc.................   60,000      4,121,250
Virata Corporation(a).................   17,900      1,067,287
Vitesse Semiconductor
  Corporation(a)......................   35,000      2,574,687
Xilinx, Inc.(a).......................   40,000      3,302,500
                                                  ------------
                                                    43,421,430
                                                  ------------
SOFTWARE -- 4.6%
Actuate Software Corporation(a).......   17,100        912,712
Adobe Systems Incorporated............   25,000      3,250,000
Mercury Interactive Corporation(a)....   14,300      1,383,525

--------------------------------------------------------------
--------------------------------------------------------------
          EQUITY SECURITIES             SHARES       VALUE
Microsoft Corporation(a)..............  122,600   $  9,808,000
NetIQ Corporation(a)..................   12,895        768,865
Peregrine Systems, Inc.(a)............   27,700        960,844
Symantec Corporation(a)...............   17,300        933,119
                                                  ------------
                                                    18,017,065
                                                  ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.6%
Advanced Fibre Communications,
  Inc.(a).............................   31,500      1,427,344
Avanex Corporation(a).................    7,500        716,250
Aware, Inc.(a)........................   29,600      1,513,300
CacheFlow Inc.(a).....................   20,300      1,249,719
Comverse Technology, Inc.(a)..........   31,300      2,910,900
Ditech Communications
  Corporation(a)......................   25,300      2,392,432
JDS Uniphase Corporation(a)...........   35,000      4,195,625
Netopia, Inc.(a)......................   11,200        450,800
Nortel Networks Corporation(b)........   60,000      4,095,000
PC-Tel, Inc.(a).......................   13,300        505,400
Tut Systems, Inc.(a)..................   37,200      2,134,350
                                                  ------------
                                                    21,591,120
                                                  ------------
TELECOMMUNICATIONS SERVICES -- 6.6%
Allegiance Telecom, Inc.(a)...........   15,200        972,800
ALLTEL Corporation....................   50,000      3,096,875
AT&T Corporation......................   50,000      1,581,250
Bell Atlantic Corporation.............   20,000      1,016,250
BellSouth Corporation.................   65,000      2,770,625
Cypress Communications, Inc.(a).......   46,800        339,300
Global Crossing Ltd.(a)(b)............   16,292        428,684
ITXC Corp.(a).........................   15,000        531,094
McLeodUSA Incorporated(a).............   92,800      1,919,800
Metromedia Fiber Network, Inc.(a).....   38,800      1,539,875
Nextel Communications, Inc.(a)........   43,200      2,643,300
NEXTLINK Communications, Inc.(a)......   37,300      1,415,069
Pac-West Telecomm, Inc.(a)............   60,000      1,200,000
PSINet Inc.(a)........................   46,970      1,180,122
SBC Communications Inc................   40,000      1,730,000
WinStar Communications, Inc.(a).......   31,100      1,053,512
WorldCom, Inc.(a).....................   50,000      2,293,750
                                                  ------------
                                                    25,712,306
                                                  ------------
UTILITIES -- 0.6%
Montana Power Company (The)...........   65,000      2,295,312
                                        -------   ------------
TOTAL INVESTMENTS -- 98.0%
  (Cost -- $261,394,853)(d)...........             380,221,954
OTHER ASSETS, LESS
  LIABILITIES -- 2.0%.................               7,752,938
                                                  ------------
NET ASSETS -- 100%....................            $387,974,892
                                                  ============
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Foreign security
(c) Security valued in good faith by the
    Valuation Committee of the Board of
    Trustees. See Note 1 to the Financial
    Statements.
(d) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At June 30, 2000, net unrealized appreciation based on cost
  for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..............   $129,499,055
    Gross unrealized depreciation..............    (10,671,954)
                                                  ------------
        Net unrealized appreciation............   $118,827,101
                                                  ============
Purchases and sales of securities other than short-term
obligations aggregated $234,120,732 and $216,243,807,
respectively, for the period ended June 30, 2000.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
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--------------------------------------------------------------------------------

6

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $261,394,853).....  $380,221,954
Cash........................................................     8,765,418
Receivables
  Investments sold..........................................     2,015,286
  Fund shares sold..........................................         4,960
  Dividends and interest....................................       103,268
Other assets................................................        45,296
                                                              ------------
  Total assets..............................................   391,156,182
                                                              ------------
LIABILITIES
Payables
  Investments purchased.....................................     2,724,910
  Fund shares repurchased...................................        48,343
  Management fee............................................       262,663
  12b-1 service and distribution fees.......................         6,273
  Other payables to related parties.........................       100,277
Accrued expenses............................................        38,824
                                                              ------------
  Total liabilities.........................................     3,181,290
                                                              ------------
NET ASSETS..................................................  $387,974,892
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($375,994,825/16,134,701 shares outstanding)..............  $      23.30
                                                              ============
Maximum offering price per share ($23.30 X 100/94.25)*......  $      24.72
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($10,409,710/457,801 shares outstanding)............  $      22.74
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($1,055,975/47,390 shares outstanding)..............  $      22.28
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($514,382/22,051 shares outstanding)................  $      23.33
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $224,347,033
  Undistributed net realized gain on investments............    46,461,946
  Accumulated net investment loss...........................    (1,660,341)
  Net unrealized appreciation on investments................   118,826,254
                                                              ------------
NET ASSETS..................................................  $387,974,892
                                                              ============
  * On sales of more than $50,000 the offering price is
    reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................               $    817,670
  Interest..................................................                    424,531
                                                                           ------------
                                                                              1,242,201
                                                                           ------------
EXPENSES
  Management fee............................................  $1,590,574
  Transfer agent............................................     374,984
  Administrative services fee...............................     188,973
  Custodian fees............................................      77,397
  Blue Sky fees.............................................      17,338
  Auditing and accounting fees..............................      35,878
  Shareholder reports.......................................      60,534
  Fund accounting...........................................      58,829
  Trustees' fees............................................      10,176
  12b-1 service and distribution fees.......................     154,208
  Legal.....................................................      18,559
  Other.....................................................      11,186
                                                                           ------------
      Total expenses........................................                  2,598,636
                                                                           ------------
NET INVESTMENT LOSS.........................................                 (1,356,435)
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments..........................                 46,332,132
  Net change in unrealized appreciation on investments......                (25,688,505)
                                                                           ------------
      Net gain on investment transactions...................                 20,643,627
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $ 19,287,192
                                                                           ============

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
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IVY GROWTH FUND
--------------------------------------------------------------------------------

8

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE SIX       FOR THE
                                                               MONTHS ENDED     YEAR ENDED
                                                                 JUNE 30,      DECEMBER 31,
                                                              -----------------------------
                                                                   2000            1999
                                                              -----------------------------
                                                               (UNAUDITED)
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................   $ (1,356,435)   $   (488,428)
  Net realized gain on investments..........................     46,332,132      58,569,033
  Net change in unrealized appreciation on investments......    (25,688,505)     34,926,244
                                                               ------------    ------------
      Net increase resulting from operations................     19,287,192      93,006,849
                                                               ------------    ------------
Distributions to shareholders from capital gain
  Class A...................................................             --     (56,548,027)
  Class B...................................................             --      (1,211,582)
  Class C...................................................             --         (54,912)
  Advisor Class.............................................             --         (66,750)
                                                               ------------    ------------
      Total distributions to shareholders...................             --     (57,881,271)
                                                               ------------    ------------
Fund share transactions (Note 4)
  Class A...................................................     (6,588,256)     10,824,381
  Class B...................................................      1,922,305       2,569,837
  Class C...................................................        495,398         291,220
  Advisor Class.............................................         51,131          53,759
                                                               ------------    ------------
      Net (decrease) increase resulting from Fund share
       transactions.........................................     (4,119,422)     13,739,197
                                                               ------------    ------------
TOTAL INCREASE IN NET ASSETS................................     15,167,770      48,864,775
NET ASSETS
  Beginning of period.......................................    372,807,122     323,942,347
                                                               ------------    ------------
  END OF PERIOD.............................................   $387,974,892    $372,807,122
                                                               ============    ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                          for the six
                                          months ended
                                            June 30,
                CLASS A                   (unaudited)                    for the year ended December 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                       2000          1999        1998        1997        1996        1995
                                          ----------------------------------------------------------------------------
Net asset value, beginning of period....    $  22.15       $ 19.88     $ 17.80     $ 17.76     $ 16.75     $ 13.91
                                          ----------------------------------------------------------------------------
  Income from investment operations
  Net investment (loss) income..........        (.08)         (.32)        .01         .02         .02(a)      .05(a)
  Net gain on securities (both realized
    and unrealized).....................        1.23          6.61        2.49        1.98        2.86        3.73
                                          ----------------------------------------------------------------------------
  Total from investment operations......        1.15          6.29        2.50        2.00        2.88        3.78
                                          ----------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income..........          --            --         .02         .02         .02         .02
    In excess of net investment
      income............................          --            --          --         .13         .11          --
  Distributions
    From capital gain...................          --          4.02         .40        1.81        1.74         .89
    In excess of capital gain...........          --            --          --          --          --         .03
                                          ----------------------------------------------------------------------------
    Total distributions.................          --          4.02         .42        1.96        1.87         .94
                                          ----------------------------------------------------------------------------
Net asset value, end of period..........    $  23.30       $ 22.15     $ 19.88     $ 17.80     $ 17.76     $ 16.75
                                          ----------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------
Total return(%).........................        5.19(b)      31.87(c)    14.05(c)    11.69(c)    17.22(c)    27.33(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)............................    $375,995      $363,723    $318,444    $320,000    $314,908    $289,954
Ratio of expenses to average net assets
  With expense reimbursement(%).........          --            --          --          --        1.45        1.59
  Without expense reimbursement(%)......        1.35(d)       1.38        1.38        1.38        1.45        1.60
Ratio of net investment (loss) income to
  average net assets(%).................        (.69)(d)      (.13)        .03         .13         .13(a)      .32(a)
Portfolio turnover rate(%)..............          60            51          59          39          72          41

--------------------------------------------------------------------------------

                                          for the six
                                          months ended
                                            June 30,
                CLASS B                   (unaudited)                    for the year ended December 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                       2000          1999        1998        1997        1996        1995
                                          ----------------------------------------------------------------------------
Net asset value, beginning of period....    $  21.72       $ 19.60     $ 17.72     $ 17.69     $ 16.75     $ 13.91
                                          ----------------------------------------------------------------------------
  Income from investment operations
  Net investment loss...................        (.18)         (.21)       (.16)       (.14)       (.13)(a)    (.08)(a)
  Net gain on securities (both realized
    and unrealized).....................        1.20          6.17        2.46        1.96        2.81        3.71
                                          ----------------------------------------------------------------------------
  Total from investment operations......        1.02          5.96        2.30        1.82        2.68        3.63
                                          ----------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income..........          --            --         .02          --          --          --
    In excess of net investment
      income............................          --            --          --         .07          --          --
  Distributions
    From capital gain...................          --          3.84         .40        1.72        1.74         .73
    In excess of capital gain...........          --            --          --          --          --         .06
                                          ----------------------------------------------------------------------------
    Total distributions.................          --          3.84         .42        1.79        1.74         .79
                                          ----------------------------------------------------------------------------
Net asset value, end of period..........    $  22.74       $ 21.72     $ 19.60     $ 17.72     $ 17.69     $ 16.75
                                          ----------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------
Total return(%).........................        4.70(b)      30.63(c)    12.99(c)    10.69(c)    16.02(c)    26.13(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)............................    $ 10,410       $ 8,070     $ 4,889     $ 4,433     $ 3,850     $ 2,669
Ratio of expenses to average net assets
  With expense reimbursement(%).........          --            --          --          --        2.37        2.55
  Without expense reimbursement(%)......        2.30(d)       2.34        2.32        2.30        2.37        2.56
Ratio of net investment loss to average
  net assets(%).........................       (1.65)(d)     (1.09)       (.90)       (.79)       (.79)(a)    (.64)(a)
Portfolio turnover rate(%)..............          60            51          59          39          72          41

    The accompanying notes are an integral part of the financial statements.

10

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     for the six                                    for the period
                                                     months ended                                   April 30, 1996
                                                       June 30,          for the year ended         (commencement)
                      CLASS C                        (unaudited)            December 31,            to December 31,
-----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                  2000         1999      1998      1997           1996
                                                     ------------------------------------------------------------------
Net asset value, beginning of period...............     $21.28        $19.27    $17.47    $17.59        $18.46
                                                     ------------------------------------------------------------------
  Income from investment operations
  Net investment loss..............................       (.18)        (.25)     (.16)     (.07)          (.06)(a)
  Net gain on securities (both realized and
    unrealized)....................................       1.18         6.08      2.38      1.86           1.02
                                                     ------------------------------------------------------------------
  Total from investment operations.................       1.00         5.83      2.22      1.79            .96
                                                     ------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income.....................         --           --       .02        --             --
    In excess of net investment income.............         --           --        --       .13            .09
  Distributions from capital gain..................         --         3.82       .40      1.78           1.74
                                                     ------------------------------------------------------------------
    Total distributions............................         --         3.82       .42      1.91           1.83
                                                     ------------------------------------------------------------------
Net asset value, end of period.....................     $22.28       $21.28    $19.27    $17.47         $17.59
                                                     ------------------------------------------------------------------
                                                     ------------------------------------------------------------------
Total return(%)....................................       4.70(b)     30.43(c)  12.72(c)  10.58(c)        5.20(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........     $1,056        $ 576     $ 263     $ 400         $   90
Ratio of expenses to average net assets
  With expense reimbursement(%)....................         --           --        --        --           2.44(d)
  Without expense reimbursement(%).................       2.32(d)      2.47      2.53      2.33           2.44(d)
Ratio of net investment loss to average net
  assets(%)........................................      (1.66)(d)    (1.22)    (1.11)     (.82)          (.86)(a)(d)
Portfolio turnover rate(%).........................         60           51        59        39             72

-------------------------------------------------------------------------------------------------------
                                                  for the six                       for the period
                                                  months ended     for the year     April 30, 1998
                                                    June 30,          ended         (commencement)
                 ADVISOR CLASS                    (unaudited)      December 31,     to December 31,
-------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                               2000             1999              1998
                                                  -----------------------------------------------------
Net asset value, beginning of period............     $22.18           $19.91            $20.36
                                                  -----------------------------------------------------
  Income (loss) from investment operations
  Net investment (loss) income..................       (.09)            (.04)              .03
  Net gain (loss) on securities (both realized
    and unrealized).............................       1.24             6.33              (.06)
                                                  -----------------------------------------------------
  Total from investment operations..............       1.15             6.29              (.03)
                                                  -----------------------------------------------------
  Less distributions
  Dividends from net investment income..........         --               --               .02
  Distributions from capital gain...............         --             4.02               .40
                                                  -----------------------------------------------------
    Total distributions.........................         --             4.02               .42
                                                  -----------------------------------------------------
Net asset value, end of period..................     $23.33           $22.18            $19.91
                                                  -----------------------------------------------------
                                                  -----------------------------------------------------
Total return(%).................................       5.18(b)         31.78(c)           (.14)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)........     $  514           $  438            $  347
Ratio of expenses to average net assets(%)......       1.42(d)          1.42              1.18(d)
Ratio of net investment (loss) income to average
  net assets(%).................................       (.76)(d)         (.17)              .24(d)
Portfolio turnover rate(%)......................         60               51                59

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Total return does not reflect a sales charge.
(d) Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Growth Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of June 30, 2000, a security was determined to have no value by the Valuation Committee and has been noted as such in the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gain, if any, are declared in December.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment loss and Net realized gain on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's first $350 million in average net assets and .75% of the Fund's average net assets in excess of $350 million.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly-owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $9,269.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets of Class B and Class C. IMDI may use such distribution fee for purposes

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH FUND
--------------------------------------------------------------------------------

12

of advertising and marketing shares of the Fund. Such fees of $102,989, $47,223 and $3,996, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $363,519, $9,836, $879 and $750, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                           SIX MONTHS ENDED
                            JUNE 30, 2000                  YEAR ENDED
                             (UNAUDITED)               DECEMBER 31, 1999
-----------------------------------------------------------------------------
CLASS A                 SHARES        AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------
Sold.................   661,355    $ 14,923,127       767,960    $ 16,672,824
Issued on
 reinvestment of
 distribution........        --              --     2,388,070      52,346,427
Repurchased..........  (947,203)    (21,511,383)   (2,750,549)    (58,194,870)
                       --------    ------------    ----------    ------------
Net (decrease)/
 increase............  (285,848)   $ (6,588,256)      405,481    $ 10,824,381
                       ========    ============    ==========    ============

                           SIX MONTHS ENDED
                            JUNE 30, 2000                  YEAR ENDED
                             (UNAUDITED)               DECEMBER 31, 1999
-----------------------------------------------------------------------------
CLASS B                 SHARES        AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------
Sold.................   185,877    $  4,141,231       183,614    $  3,834,229
Issued on
 reinvestment of
 distributions.......        --              --        47,990       1,031,781
Repurchased..........   (99,712)     (2,218,926)     (109,427)     (2,296,173)
                       --------    ------------    ----------    ------------
Net increase.........    86,165    $  1,922,305       122,177    $  2,569,837
                       ========    ============    ==========    ============

                           SIX MONTHS ENDED
                            JUNE 30, 2000                  YEAR ENDED
                             (UNAUDITED)               DECEMBER 31, 1999
-----------------------------------------------------------------------------
CLASS C                 SHARES        AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------
Sold.................    66,923    $  1,480,315        16,764    $    356,582
Issued on
 reinvestment of
 distributions.......        --              --         1,881          39,625
Repurchased..........   (46,578)       (984,917)       (5,236)       (104,987)
                       --------    ------------    ----------    ------------
Net increase.........    20,345    $    495,398        13,409    $    291,220
                       ========    ============    ==========    ============

                           SIX MONTHS ENDED
                            JUNE 30, 2000                  YEAR ENDED
                             (UNAUDITED)               DECEMBER 31, 1999
-----------------------------------------------------------------------------
ADVISOR CLASS           SHARES        AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------
Sold.................     5,316    $    121,276         4,549    $     98,336
Issued on
 reinvestment of
 distributions.......        --              --         3,041          66,750
Repurchased..........    (3,016)        (70,145)       (5,250)       (111,327)
                       --------    ------------    ----------    ------------
Net increase.........     2,300    $     51,131         2,340    $     53,759
                       ========    ============    ==========    ============

03IGFX063000

                       [LOGO] IVY FUNDS(R)
                              EMBRACING THE WORLD


                           IVY INTERNATIONAL FUND II


SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000


BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe


OFFICERS

Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer


LEGAL COUNSEL

Dechert Price & Rhoads
Boston, Massachusetts


CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts


TRANSFER AGENT

Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472


AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida


DISTRIBUTOR

Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com

[LOGO]


                              MARKET PERSPECTIVE
[PHOTO]

The Fund's goal: to provide long-term capital growth primarily by investing in large-cap equity securities traded in European, Pacific Basin and Latin American markets.

An interview with Moira McLachlan, Vice President at Ivy Management, Inc. and member of the Ivy International Fund II portfolio management team.

Q: MOIRA, CAN YOU GIVE US AN OVERVIEW OF THE PERFORMANCE OF INTERNATIONAL MARKETS IN THE FIRST HALF OF 2000?

A: In Europe, where the Fund has 71% of its assets, the weakness in the euro made headlines earlier in the year. This caused a drop in investor and consumer confidence, although a weak euro was actually quite positive for the European export sector. As we move ahead, we believe that the euro will recover against other major currencies as the European economy continues its structural and productivity growth.

Stock market performance in Europe has not been very strong, and we believe that was largely due to interest rate worries. We have seen a number of interest rate hikes in Europe this year. This affected the price of financial stocks, and we took the opportunity of adding some attractive financial companies to the Fund that our research previously indicated were too expensive. We don't expect to see the end of interest rate hikes until later in the year, as is the case, we believe, in the US. However, inflation in Europe continues to be very low. We believe that interest rates in Europe will continue to hover below US interest rates and that they will not hinder economic activity in Europe.

A number of changes in Europe are also underway as a result of the European Monetary Union. In our view, increased competition and the larger European marketplace have contributed to consolidation. Merger and acquisition activity has increased in virtually every industry in Europe. Companies are focusing on their core business, and they are eliminating less profitable assets. In Germany, we believe that changes in the tax law could lead to an acceleration in German restructuring and corporate activity. At the beginning of the year we took advantage of this trend and added to the Fund's German holdings.

Changes in Japan are also opening opportunities for investors. A great deal of corporate restructuring is taking place, and Japan's economy seems to be turning in the right direction. As a result, we have added significantly to the Fund's Japanese holdings, and we've broadened its Japanese sector diversification.

Driven by technology stocks, emerging markets did relatively well in the first quarter of the year. However, they suffered from a sell-off of these same stocks in the second quarter. Latin America, particularly Mexico, Argentina and Venezuela, benefited from higher commodity prices, as primary materials make up a large portion of that region's output. Growth in Asia was driven by improved domestic demand, and Far East production has returned to pre-crisis levels. Many businesses in Asia are restructuring, which

IVY INTERNATIONAL FUND II


should allow for higher profitability. We took advantage of volatility by adding a number of Hong Kong blue chips to the portfolio.

Overall, emerging market performance has been weak this year, but we believe that this was a function of the markets rather than economic fundamentals. Most of the emerging markets have very strong fundamentals, and as they recover from the 1997 and 1998 crises, we believe there will be an upward trend. There may, however, be continued volatility. The Fund has approximately 9.4% of its assets in emerging markets.

      "WHEN MARKETS OVERREACT ON THE DOWNSIDE, AS WE BELIEVE THEY DID IN MARCH AND APRIL, IT CREATES EXCELLENT OPPORTUNITIES FOR VALUE INVESTORS."

Q: HOW DID ALL OF THIS AFFECT THE FUND'S PERFORMANCE?

A: The Fund's technology underweighting was a disadvantage as the "new economy" technology, media and telecommunications stocks outperformed during most of the first quarter. However, after the sell-off of those same stocks in March, the Fund performed well. It held up better than the overall market because it was not exposed to the most vulnerable stocks.

When markets overreact on the downside, as we believe they did in March and April, it creates excellent opportunities for value investors. Strategically, we took advantage of the sell-off in technology to add high-quality names to the Fund that, in our opinion, were previously overvalued. We also reduced the Fund's exposure to emerging Asia in favor of more developed markets, such as Japan. And when the "old economy" stocks -- we prefer to call them "real economy" stocks -- came back into favor and began to outperform in the second quarter, the Fund benefited from its strong position in those companies.

Q: WILL YOU MAINTAIN THE SAME STRATEGY?

A: The Fund will continue to use a disciplined approach to target investment opportunities in high-quality, large-cap companies around the world. The goal is to identify international stocks that are selling at prices lower than we think the stocks are worth. We concentrate on finding companies that, in our opinion, will rebound and that will provide potentially high returns. Through our research, we look at a company's fundamentals and try to determine a reasonable price to pay for a company's future earnings. The goal is to purchase undervalued stocks, not just low-priced ones. We also consider political and social stability, foreign trade relationships, central bank policies and currency issues.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF 2000?

A: During the first half of the year, we believe that uncertain performance in markets around the world was related to nervousness about the Federal Reserve Board and US interest rates. If the Federal Reserve winds down its tightening of the US economy, it is our belief that investors worldwide are going to focus back on the fundamentals of particular regions. We should see a renewed focus on the increase in Japan's gross domestic product, which is positive for both Japan and other markets that export to Asia, and on the positive economic growth and corporate changes -- consolidation, restructuring and more -- taking place in Europe. In Latin America, and in emerging markets in general, there are improving economic fundamentals and a strong recovery from the bottom of the cycle. We're seeing this improved economic growth translate into higher earnings, and valuations that are lower than those in the United States. If investors stop watching the Federal Reserve, they may refocus on the factors that are driving corporate profitability all over the world. As a result, we anticipate a much healthier international market for the rest of the year.



The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               3

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
   EQUITY SECURITIES -- 99.8%        SHARES          VALUE
--------------------------------------------------------------
EUROPE -- 70.5%
-------------------------------
DENMARK -- 1.1%
Den Danske Bank Group...........         13,462   $  1,626,064
                                                  ------------
FINLAND -- 2.5%
Metso Oyj.......................         79,182        956,378
Nokia Oyj Sponsored ADR.........         42,400      2,117,350
Stora Enso Oyj -- R Shares......         88,958        814,368
                                                  ------------
                                                     3,888,096
                                                  ------------
FRANCE -- 15.6%
Alcatel.........................         48,000      3,161,043
Banque Nationale de Paris.......         36,119      3,490,026
Cie Generale des Etablissements
  Michelin -- Class B...........         40,000      1,288,727
Groupe Danone...................          9,800      1,305,790
Pernod-Ricard...................         28,100      1,535,372
Peugeot Citroen.................          6,122      1,233,555
Schneider SA....................         18,709      1,309,200
Scor SA.........................         39,000      1,705,129
Societe Generale................         52,400      3,164,494
Suez Lyonnaise des Eaux.........          9,664      1,699,908
TotalFinaElf -- B Shares........         16,321      2,512,608
TotalFinaElf ADR................         25,100      1,927,994
                                                  ------------
                                                    24,333,846
                                                  ------------
GERMANY -- 7.1%
Adidas-Salomon AG...............         19,600      1,085,966
Bayer AG........................         42,200      1,650,460
DaimlerChrysler AG..............         20,467      1,078,088
Deutsche Lufthansa AG...........         40,000        939,417
Hornbach Holding
  AG -- Preferred...............         32,994      1,198,689
Merck KGaA......................         49,555      1,510,592
Siemens AG......................         16,700      2,521,329
Volkswagen AG...................         26,040        998,466
                                                  ------------
                                                    10,983,007
                                                  ------------
IRELAND -- 0.7%
Bank of Ireland.................        167,152      1,053,513
                                                  ------------
ITALY -- 1.2%
Banca Popolare di Milano........        250,000      1,809,337
                                                  ------------
NETHERLANDS -- 7.1%
AKZO Nobel NV...................         41,002      1,749,031
Fortis (NL) NV..................         52,910      1,546,421
ING Groep NV....................         28,800      1,954,601
Koninklije (Royal) Philips
  Electronics NV................         87,900      4,162,443
KPN NV..........................         37,790      1,697,145
                                                  ------------
                                                    11,109,641
                                                  ------------
NORWAY -- 0.7%
Norsk Hydro A.S. Sponsored
  ADR...........................         27,000      1,135,688
                                                  ------------
PORTUGAL -- 1.6%
Portugal Telecom S.A. Sponsored
  ADR...........................        224,500      2,525,625
                                                  ------------
SPAIN -- 3.6%
Endesa S.A. Sponsored ADR.......         64,900      1,265,550
Repsol-YPF, S.A. Sponsored
  ADR...........................         57,000      1,129,312
Telefonica S.A. Sponsored
  ADR(a)........................         49,865      3,194,465
                                                  ------------
                                                     5,589,327
                                                  ------------

--------------------------------------------------------------
--------------------------------------------------------------
       EQUITY SECURITIES             SHARES          VALUE
SWEDEN -- 3.4%
Electrolux AB...................         95,585   $  1,487,603
Investor AB.....................        191,765      2,634,638
Volvo AB -- B Free Shares.......         51,483      1,124,080
                                                  ------------
                                                     5,246,321
                                                  ------------
SWITZERLAND -- 6.8%
Cie Financiere Richemont AG.....          1,060      2,865,015
Holderbank Financiere Glaris
  AG............................            927      1,140,176
Nestle AG Registered............            668      1,341,287
Novartis AG Registered..........          1,895      3,011,368
UBS AG -- Registered............         15,200      2,234,105
                                                  ------------
                                                    10,591,951
                                                  ------------
UNITED KINGDOM -- 19.1%
Allied Zurich plc...............        187,000      2,206,759
Barclay's Bank ORD..............         78,125      1,939,684
Bass plc........................        172,000      1,924,288
Billiton plc....................        247,039        998,560
British Airways plc.............        343,000      1,974,515
British Telecommunications
  plc...........................        108,000      1,396,300
Cadbury Schweppes plc...........        165,270      1,086,503
Diageo plc......................        156,463      1,401,082
Gallaher Group plc..............        359,000      1,960,641
Hanson plc Sponsored ADR........         46,900      1,653,225
Hilton Group plc................        644,000      2,252,138
Imperial Chemical Industries
  plc...........................        126,660      1,000,938
Pilkington plc..................      1,504,320      2,129,360
PowerGen plc....................        132,305      1,137,684
Rio Tinto plc...................         36,912        604,633
Rolls-Royce plc.................        250,000        894,147
Royal & Sun Alliance Insurance
  Group plc.....................        255,000      1,649,375
Shell Transport & Trading Co.
  plc...........................        220,539      1,856,339
Unilever plc....................        277,000      1,670,063
                                                  ------------
                                                    29,736,234
                                                  ------------
FAR EAST -- 25.3%
-------------------------------
AUSTRALIA -- 3.7%
Australia & New Zealand Banking
  Group Ltd.....................        201,700      1,551,351
Broken Hill Proprietary Company
  Limited.......................        108,200      1,283,068
National Australia Bank Ltd.....        104,123      1,744,114
Westpac Banking Corp. Ltd.......        164,000      1,186,550
                                                  ------------
                                                     5,765,083
                                                  ------------
HONG KONG -- 1.9%
Cheung Kong Holdings Ltd........        204,000      2,257,207
HSBC Holdings plc...............         66,200        755,840
                                                  ------------
                                                     3,013,047
                                                  ------------
JAPAN -- 15.9%
Bank Of Tokyo-Mitsubishi,
  Ltd...........................         82,000        992,821
Canon Inc.......................         62,000      3,094,096
Daiwa Securities Group Inc......         66,000        873,334
Fuji Photo Film Ordinary........         49,000      2,009,990
Matsushita Electric Industrial
  Co............................         87,000      2,261,310
NEC Corporation.................         91,000      2,864,137
Nintendo Co., Ltd...............          9,700      1,697,934
Nomura Securities Co.,
  Ltd.(The).....................         95,000      2,330,071
Sankyo Company, Limited.........         94,000      2,127,853
Sharp Corporation...............        134,000      2,374,730

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND II
--------------------------------------------------------------------------------

4

--------------------------------------------------------------
       EQUITY SECURITIES             SHARES          VALUE
--------------------------------------------------------------
Sony Corporation................         24,400   $  2,283,143
Sumitomo Electric Industries,
  Ltd...........................        107,000      1,838,594
                                                  ------------
                                                    24,748,013
                                                  ------------
MALAYSIA -- 0.2%
Sime Darby Berhad...............        263,000        337,754
                                                  ------------
NEW ZEALAND -- 1.9%
Telecom Corporation of New
  Zealand Limited...............        420,000      1,472,992
Tourism Holdings Limited........      1,344,652      1,550,854
                                                  ------------
                                                     3,023,846
                                                  ------------
PHILIPPINES -- 0.1%
Benpres Holdings Corporation
  Sponsored GDR(a)..............         91,500        177,281
                                                  ------------
SINGAPORE -- 1.6%
DBS Land Ltd....................        305,000        395,147
Overseas Union Bank Ltd.........        373,205      1,446,215
Singapore Press Holdings Ltd....         38,000        593,414
                                                  ------------
                                                     2,434,776
                                                  ------------
THAILAND -- 0.0%
Nava Finance Public Company
  Limited -- Foreign
  Registered(a)(b)..............          7,300             --
                                                  ------------
LATIN AMERICA -- 4.0%
-------------------------------
ARGENTINA -- 0.4%
Telefonica de Argentina S.A.
  Sponsored ADR.................         18,600        590,550
                                                  ------------
BRAZIL -- 3.1%
Cia Vale do Rio Doce --
  Preferred A...................         53,000      1,495,441
Petroleo Brasileiro S.A.
  (Petrobras)...................         40,000      1,208,459
Telecomunicacoes Brasileiras
  S.A. (Telebras) Sponsored
  ADR -- Preferred Block........         18,300      1,777,387
Telecomunicacoes de Sao Paulo
  S.A. (Telesp) Sponsored ADR...         18,300        338,550
                                                  ------------
                                                     4,819,837
                                                  ------------

--------------------------------------------------------------
--------------------------------------------------------------
       EQUITY SECURITIES             SHARES          VALUE
MEXICO -- 0.5%
Panamerican Beverages Inc.......         50,700   $    757,331
                                                  ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost -- $131,995,871)........                   155,296,168
  (Cost on Federal income tax
    basis -- $132,968,318)
OTHER ASSETS, LESS LIABILITIES -- 0.2%                 254,946
                                                  ------------
NET ASSETS -- 100%..............                  $155,551,114
                                                  ============
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(a) Non-income producing security
(b) Security valued in good faith by the
    Valuation Committee of the Board of
    Trustees. See Note I to the Financial
    Statements.
OTHER INFORMATION:
At June 30, 2000, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..............   $ 32,805,034
    Gross unrealized depreciation..............     (9,504,737)
                                                  ------------
        Net unrealized appreciation for
          financial statement purposes.........     23,300,297
    Less: tax basis adjustments................       (972,447)
                                                  ------------
        Net unrealized appreciation for Federal
          income tax purposes..................   $ 22,327,850
                                                  ============
Purchases and sales of securities other than short-term
obligations aggregated $32,848,789 and $37,366,972,
respectively, for the period ended June 30, 2000.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $131,995,871).....  $155,296,168
Receivables
  Investments sold..........................................     1,519,866
  Fund shares sold..........................................        32,503
  Dividends and interest....................................       718,875
  Manager for expense reimbursement.........................        23,074
Deferred organization expenses..............................        23,301
Other assets................................................        25,380
                                                              ------------
  Total assets..............................................   157,639,167
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased...................................       175,293
  Management fee............................................       130,845
  12b-1 service and distribution fees.......................        24,753
  Other payables to related parties.........................        56,402
Due to custodian............................................     1,651,555
Accrued expenses............................................        49,205
                                                              ------------
  Total liabilities.........................................     2,088,053
                                                              ------------
NET ASSETS..................................................  $155,551,114
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($31,697,040/2,756,858 shares outstanding)................  $      11.50
                                                              ============
Maximum offering price per share ($11.50 X 100/94.25)*......  $      12.20
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($86,698,362/7,617,194 shares outstanding)..........  $      11.38
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($36,371,233/3,194,940 shares outstanding)..........  $      11.38
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($784,479/68,009 shares outstanding)................  $      11.53
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $137,309,901
  Accumulated net realized loss on investments and foreign
    currency transactions...................................    (5,949,687)
  Undistributed net investment income.......................       860,979
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    23,329,921
                                                              ------------
NET ASSETS..................................................  $155,551,114
                                                              ============

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

IVY LEAF LOGO
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND II
--------------------------------------------------------------------------------

6

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $268,481 foreign taxes withheld.........             $ 2,909,932
  Interest..................................................                 179,344
                                                                         -----------
                                                                           3,089,276
                                                                         -----------
EXPENSES
  Management fee............................................  $814,361
  Transfer agent............................................   213,882
  Administrative services fee...............................    81,436
  Custodian fees............................................    72,628
  Blue Sky fees.............................................    17,884
  Auditing and accounting fees..............................    16,115
  Shareholder reports.......................................    32,656
  Amortization of organization expenses.....................     6,650
  Fund accounting...........................................    52,516
  Trustees' fees............................................     6,085
  12b-1 service and distribution fees.......................   678,552
  Legal.....................................................    14,776
  Other.....................................................     6,944
                                                                         -----------
                                                                           2,014,485
Expenses reimbursed by Manager..............................                (113,332)
                                                                         -----------
      Net expenses..........................................               1,901,153
                                                                         -----------
NET INVESTMENT INCOME.......................................               1,188,123
                                                                         -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................              (2,530,446)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................              (6,249,322)
                                                                         -----------
      Net loss on investment transactions...................              (8,779,768)
                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $(7,591,645)
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                              ---------------------------
                                                                  2000           1999
                                                              ---------------------------
                                                              (UNAUDITED)
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $  1,188,123   $    433,456
  Net realized (loss) gain on investments and foreign
    currency transactions...................................    (2,530,446)     2,938,637
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................    (6,249,322)    34,240,270
                                                              ------------   ------------
      Net (decrease) increase resulting from operations.....    (7,591,645)    37,612,363
                                                              ------------   ------------
Class A distributions
  Dividends from net investment income......................            --       (277,354)
  Distributions from capital gain...........................            --        (66,770)
                                                              ------------   ------------
      Total distributions to Class A shareholders...........            --       (344,124)
                                                              ------------   ------------
Class B distributions
  Dividends from net investment income......................            --        (88,102)
  Distributions from capital gain...........................            --       (188,377)
                                                              ------------   ------------
      Total distributions to Class B shareholders...........            --       (276,479)
                                                              ------------   ------------
Class C distributions
  Dividends from net investment income......................            --        (36,951)
  Distributions from capital gain...........................            --        (86,889)
                                                              ------------   ------------
      Total distributions to Class C shareholders...........            --       (123,840)
                                                              ------------   ------------
Advisor Class distributions
  Dividends from net investment income......................            --        (44,386)
  Distributions from capital gain...........................            --         (7,240)
                                                              ------------   ------------
      Total distributions to Advisor Class shareholders.....            --        (51,626)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................       340,624        814,377
  Class B...................................................    (4,289,140)    (5,763,951)
  Class C...................................................    (5,551,036)    (5,870,687)
  Advisor Class.............................................    (2,087,468)     1,884,475
                                                              ------------   ------------
      Net decrease resulting from Fund share transactions...   (11,587,020)    (8,935,786)
                                                              ------------   ------------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (19,178,665)    27,880,508
NET ASSETS
  Beginning of period.......................................   174,729,779    146,849,271
                                                              ------------   ------------
  END OF PERIOD.............................................  $155,551,114   $174,729,779
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    860,979   $         --
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              for the six                              for the period
                                              months ended                              May 13, 1997
                                                June 30,       for the year ended      (commencement)
                  CLASS A                     (unaudited)         December 31,         to December 31,
----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                           2000          1999        1998            1997
                                              ------------------------------------------------------------
Net asset value, beginning of period........    $ 11.99       $  9.48     $  8.98          $ 10.01
                                              ------------------------------------------------------------
  (Loss) income from investment operations
  Net investment income(a)..................        .12           .09         .08               -- (b)
  Net (loss) gain on securities (both
    realized and unrealized)................       (.61)         2.54         .52            (1.03)(b)
                                              ------------------------------------------------------------
Total from investment operations............       (.49)         2.63         .60            (1.03)
                                              ------------------------------------------------------------
  Less distributions
  Dividends from net investment income......         --           .10         .08               --
  Distributions from capital gain...........         --           .02         .02               --
                                              ------------------------------------------------------------
  Total distributions.......................         --           .12         .10               --
                                              ------------------------------------------------------------
Net asset value, end of period..............    $ 11.50       $ 11.99     $  9.48          $  8.98
                                              ------------------------------------------------------------
                                              ------------------------------------------------------------
Total return(%).............................      (4.09)(c)     27.79(d)     6.63(d)        (10.29)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....    $31,697       $32,624     $24,993          $16,202
Ratio of expenses to average net assets
  With expense reimbursement(%).............       1.73(e)       1.72        1.74             1.80 (e)
  Without expense reimbursement(%)..........       1.87(e)       1.87        1.88             2.11 (e)
Ratio of net investment income to average
  net assets(%)(a)..........................       2.06(e)        .92         .80              .12 (e)
Portfolio turnover rate(%)..................         21            21          16               10

--------------------------------------------------------------------------------

                                              for the six                              for the period
                                              months ended                              May 13, 1997
                                                June 30,       for the year ended      (commencement)
                  CLASS B                     (unaudited)         December 31,         to December 31,
----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                           2000          1999        1998            1997
                                              ------------------------------------------------------------
Net asset value, beginning of period........    $ 11.91       $  9.42     $  8.93          $ 10.01
                                              ------------------------------------------------------------
  (Loss) income from investment operations
  Net investment income (loss)(a)...........        .07           .01         .01             (.02)(b)
  Net (loss) gain on securities (both
    realized and unrealized)................       (.60)         2.51         .51            (1.06)(b)
                                              ------------------------------------------------------------
  Total from investment operations..........       (.53)         2.52         .52            (1.08)
                                              ------------------------------------------------------------
  Less distributions
  Dividends from net investment income......         --           .01         .01               --
  Distributions from capital gain...........         --           .02         .02               --
                                              ------------------------------------------------------------
    Total distributions.....................         --           .03         .03               --
                                              ------------------------------------------------------------
Net asset value, end of period..............    $ 11.38       $ 11.91     $  9.42          $  8.93
                                              ------------------------------------------------------------
                                              ------------------------------------------------------------
Total return(%).............................      (4.45)(c)     26.81(d)     5.84(d)        (10.29)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....    $86,698       $95,363     $80,938          $53,652
Ratio of expenses to average net assets
  With expense reimbursement(%).............       2.51(e)       2.51        2.49             2.63 (e)
  Without expense reimbursement(%)..........       2.65(e)       2.66        2.63             2.94 (e)
Ratio of net investment income (loss) to
  average net assets(%)(a)..................       1.29(e)        .12         .05             (.71)(e)
Portfolio turnover rate(%)..................         21            21          16               10

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               for the six                              for the period
                                               months ended                              May 13, 1997
                                                 June 30,       for the year ended      (commencement)
                   CLASS C                     (unaudited)         December 31,         to December 31,
-------------------------------------------------------------------------------------------------------
                                                   2000          1999        1998            1997
SELECTED PER SHARE DATA                        --------------------------------------------------------
Net asset value, beginning of period.........    $ 11.92        $  9.42     $  8.93         $ 10.01
                                                 ------------------------------------------------------
  (Loss) income from investment operations
  Net investment income (loss)(a)............        .07            .02         .01            (.02)(b)
  Net (loss) gain on securities (both
    realized and unrealized).................       (.61)          2.51         .51           (1.06)(b)
                                                 ------------------------------------------------------
  Total from investment operations...........       (.54)          2.53         .52           (1.08)
                                                 ------------------------------------------------------
  Less distributions
  Dividends from net investment income.......         --            .01         .01              --
  Distributions from capital gain............         --            .02         .02              --
                                                 ------------------------------------------------------
    Total distributions......................         --            .03         .03              --
                                                 ------------------------------------------------------
Net asset value, end of period...............    $ 11.38        $ 11.92     $  9.42         $  8.93
                                                 ======================================================
Total return(%)..............................      (4.53)(c)      26.91(d)     5.79(d)       (10.79)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).....    $36,371        $43,995     $40,408         $27,074
Ratio of expenses to average net assets
  With expense reimbursement(%)..............       2.52(e)        2.49        2.52            2.63(e)
  Without expense reimbursement(%)...........       2.66(e)        2.64        2.66            2.94(e)
Ratio of net investment income (loss) to
  average net assets(%)(a)...................       1.28(e)         .14         .03            (.71)(e)
Portfolio turnover rate(%)...................         21             21          16              10

-----------------------------------------------------------------------------------------------------
                                              for the six                            for the period
                                              months ended        for the year      February 23, 1998
                                                June 30,              ended          (commencement)
              ADVISOR CLASS                   (unaudited)         December 31,       to December 31,
-----------------------------------------------------------------------------------------------------
                                                  2000                1999                1998
SELECTED PER SHARE DATA                    ----------------------------------------------------------
Net asset value, beginning of period.....        $11.99              $ 9.48              $ 9.63
                                                 ----------------------------------------------------
  (Loss) income from investment
    operations
  Net investment income(a)...............           .14                 .04                 .11
  Net (loss) gain on securities (both
    realized and unrealized).............          (.60)               2.64                (.13)
                                                 ----------------------------------------------------
  Total from investment operations.......          (.46)               2.68                (.02)
                                                 ----------------------------------------------------
  Less distributions
  Dividends from net investment income...            --                 .10                 .11
  Distributions from capital gain........            --                 .07                 .02
                                                 ----------------------------------------------------
    Total distributions..................            --                 .17                 .13
                                                 ----------------------------------------------------
Net asset value, end of period...........        $11.53              $11.99              $ 9.48
                                                 ====================================================
Total return(%)..........................         (3.84)(c)           28.30(d)             (.15)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands).............................        $  784              $2,748              $  510
Ratio of expenses to average net assets
  With expense reimbursement(%)..........          1.34(e)             1.38                1.32(e)
  Without expense reimbursement(%).......          1.48(e)             1.53                1.45(e)
Ratio of net investment income to average
  net assets(%)(a).......................          2.46(e)             1.25                1.23(e)
Portfolio turnover rate(%)...............            21                  21                  16

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Based on average shares outstanding.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Total return does not reflect a sales charge.
(e) Annualized

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND II
--------------------------------------------------------------------------------

10

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy International Fund II (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of June 30, 2000, the security valued by the Valuation Committee had no value and has been noted as such in the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax basis capital loss carryover of approximately $3,103,000 as of December 31, 1999, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires in 2006.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gain, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment income and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.50% of the Fund's average net assets.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $3,111.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $40,779, $442,818 and $194,955, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $39,299, $119,359, $53,877 and $1,347, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                            SIX MONTHS ENDED
                             JUNE 30, 2000                   YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1999
-------------------------------------------------------------------------------
CLASS A                  SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold.................   2,418,747    $ 27,368,063     7,059,211    $ 73,053,749
Issued on
 reinvestment of
 distributions.......          --              --        17,489         204,448
Repurchased..........  (2,383,640)    (27,027,439)   (6,992,250)    (72,443,820)
                       ----------    ------------    ----------    ------------
Net increase.........      35,107    $    340,624        84,450    $    814,377
                       ==========    ============    ==========    ============

                            SIX MONTHS ENDED
                             JUNE 30, 2000                   YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1999
-------------------------------------------------------------------------------
CLASS B                  SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold.................     854,936    $  9,615,382     1,600,633    $ 16,532,012
Issued on
 reinvestment of
 distributions.......          --              --         8,847         102,806
Repurchased..........  (1,241,571)    (13,904,522)   (2,197,427)    (22,398,769)
                       ----------    ------------    ----------    ------------
Net decrease.........    (386,635)   $ (4,289,140)     (587,947)   $ (5,763,951)
                       ==========    ============    ==========    ============

                            SIX MONTHS ENDED
                             JUNE 30, 2000                   YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1999
-------------------------------------------------------------------------------
CLASS C                  SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold.................     284,004    $  3,201,403     1,054,307    $ 10,931,588
Issued on
 reinvestment of
 distributions.......          --              --         3,301          38,360
Repurchased..........    (781,000)     (8,752,439)   (1,655,685)    (16,840,635)
                       ----------    ------------    ----------    ------------
Net decrease.........    (496,996)   $ (5,551,036)     (598,077)   $ (5,870,687)
                       ==========    ============    ==========    ============

                            SIX MONTHS ENDED
                             JUNE 30, 2000                   YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1999
-------------------------------------------------------------------------------
ADVISOR CLASS            SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold.................   4,039,881    $ 45,538,734       648,709    $  7,198,030
Issued on
 reinvestment of
 distributions.......          --              --         4,023          47,030
Repurchased..........  (4,201,010)    (47,626,202)     (477,410)     (5,360,585)
                       ----------    ------------    ----------    ------------
Net (decrease)/
 increase............    (161,129)   $ (2,087,468)      175,322    $  1,884,475
                       ==========    ============    ==========    ============

03IIF2063000

                       [LOGO] IVY FUNDS(R)
                              EMBRACING THE WORLD


                          IVY US EMERGING GROWTH FUND

SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000


BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe


OFFICERS

Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer


LEGAL COUNSEL

Dechert Price & Rhoads
Boston, Massachusetts
Custodian
Brown Brothers Harriman & Co.
Boston, Massachusetts


TRANSFER AGENT

Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472


AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida


DISTRIBUTOR

Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com
[IVY MACKENZIE LOGO]


                              MARKET PERSPECTIVE

[PHOTO]

The Fund's goal: to provide long-term capital growth through investment in the common stocks of small- and medium-sized companies that are in the early stages of their lifecycles and that have the potential for rapid growth.

The following is an interview with James W. Broadfoot III, portfolio manager of Ivy US Emerging Growth Fund. He is the President of Ivy Management, Inc. and author of the recently republished Investing in Emerging Growth Stocks.

Q: JIM, CAN YOU COMMENT ON THE EMERGING GROWTH MARKET IN THE FIRST HALF OF THE YEAR?

A: The emerging growth market experienced a great deal of volatility in the first half of 2000. The market -- driven by technology stocks -- experienced a great two and a half months during the first quarter, but saw a sharp sell-off in March. In retrospect, technology stocks were chased to unsustainable levels, partly by the influx of day traders and the market's enthusiasm over technology. Since the sell-off, we've had a relatively strong rebound off those lows.

One of the issues that investors have been grappling with since the technology sell-off is valuation. In other words, how do you accurately value these companies, given the fact that many of them don't yet have earnings? Investors have increasingly accepted the notion that technology stocks should be valued based on revenues rather than earnings. However, paying high share prices for companies without earnings or cash flow carries strong risk.
We believe it is earnings that ultimately count.

The extremely high growth rate of many technology companies has also made valuation difficult. Today, many technology companies are growing 30%, 40% or 50% on a sequential quarterly basis. Not too long ago, that was considered a strong growth rate on an annual basis. So we're seeing young companies that are doubling in size in three quarters, when previously that would have taken three years. All of this has made it difficult for investors to value these stocks, and as a result, many of them became highly overvalued before the sell-off.

As for interest rates, we may not have seen the end of increases by the Federal Reserve. But if the Federal Reserve does limit future interest rate hikes, it could be good news for high-valuation growth stocks, such as the majority of technology stocks. Investment opportunities with a large potential return in the future are generally worth more as interest rates decline.

Q: DID THE VOLATILITY IN TECHNOLOGY STOCKS CAUSE YOU TO MAKE ANY MAJOR CHANGES TO THE FUND?

A: We focus more on solid fundamentals and strong earnings than market behavior, so we didn't make any dramatic changes to the Fund. In general, we look for companies with strong balance sheets that may help them weather market overreactions. And because we find that

IVY US EMERGING GROWTH FUND


companies don't have access to funding through the stock market the way they did a few months ago, we do a thorough review process to ensure that all of the companies in which the Fund is invested can execute their business plans without being overreliant on the capital markets.

Q: WHAT SECTORS DOES YOUR RESEARCH INDICATE LOOK PROMISING AS WE MOVE AHEAD?

A: One area we're focusing on is broadcast stocks. We added a number of these to the Fund during the first quarter. In the short term, we see a robust advertising environment. Over the long-term, we believe it will be a good area because of consolidation. The Federal Communications Commission recently changed the rules on ownership, so we believe there will be fewer, larger companies controlling those assets. As of June 30, the Fund has approximately 4% of the portfolio in broadcast stocks.

        "WE'RE CONTINUING OUR FOCUS ON COMPANIES INVOLVED WITH INTERNET INFRASTRUCTURE. MANY BUSINESSES WORLDWIDE ARE INVESTING HEAVILY
        IN INTERNET-RELATED HARDWARE AND SOFTWARE, AND WE BELIEVE THAT COMPANIES THAT DELIVER THESE PRODUCTS AND SERVICES ARE WELL POSITIONED."

Another area we're excited about is energy. We've increased the Fund's weighting in this area to 15%. Oil and natural gas prices have increased dramatically. That means the oil industry has more of an incentive to drill for new reserves. As a result of higher prices, they also have higher cash flows and greater resources. And because the industry went through a tough time prior to this, oil companies have reduced cost structures, so as business picks up, they should see a leveraged impact on earnings. Of course, this is a very cyclical business, so the outlook may change as we move ahead.

Q: AND TECHNOLOGY?

A: Technology stocks make up approximately 47% of the Ivy US Emerging Growth Fund, and we believe there are a number of opportunities as we move into the second quarter.

For example, we're continuing our focus on companies involved with Internet infrastructure. Many businesses worldwide -- from the largest Fortune 500 and Global 2000 companies to the smaller telecommunications firms, Internet service providers and "dot-coms" -- are investing heavily in Internet-related hardware and software, and we believe that companies that deliver these products and services are well positioned. The Fund is invested in CacheFlow, which is improving the performance of the Internet by "caching," or storing data closer to the users that request it, and VeriSign, which provides electronic security. The latter area is becoming increasingly important as e-commerce grows and organizations attach internal networks to the Internet. We also think that components suppliers -- particularly photonics firms specializing in optical components for fiber optic communications backbones -- and companies that provide high-speed communications semiconductors are well positioned to benefit from the increased spending on Internet infrastructure.

In the wireless area, we're particularly interested in what we call "real estate companies for the new economy." These are companies such as Crown Castle that rent space on communications towers to cellular providers or other communications companies. We believe that this is a highly leveraged business model that will benefit greatly from the continued growth in wireless usage, particularly wireless Internet access.

Q: HOW DOES YOUR INVESTMENT PROCESS HELP YOU TARGET OPPORTUNITIES IN THE EMERGING GROWTH SECTOR?

A: First of all, we think it's important to focus on "fertile" areas, or sectors of the economy that will support high rates of growth. We want to find large markets that are undergoing change. As a result, technology is an important component of the Fund. Another area that we like is services, particularly business services, which comprises about 15% of the Fund. Another important area is health care, which represents about 8.4% of the Fund, and consumer goods and services, which represents about 7% of the Fund. All of these are what we consider fertile areas.

Second, we prefer companies that have good visibility -- companies that either operate in a steady, predictable business environment or those that are "early" in terms of their product lifecycle. Companies with good visibility generally don't need a management genius at the helm to keep the company on track. This helps a great deal because small companies do occasionally stumble, and good visibility helps to compensate for problems in management or other areas.

IVY US EMERGING GROWTH FUND


A third and somewhat related point is that we like companies that have what we call bulletproof earnings. We don't mind paying a premium for these companies. We feel that the real risk with the emerging growth style of investing is much more in the fundamental strength of a company and its ability to generate high earnings than it is in valuation. If you pay too high a price going into a small growth stock and the earnings come through, it won't take all that long for the strong earnings to compensate you for the high price of the stock. On the other hand, if the earnings don't come through, it will be tough to realize good returns, no matter how inexpensive the stock may have seemed going in. If you just go after the lowest multiple stocks that meet your growth criteria, inevitably you'll end up with a lot of "junk" in the portfolio.

The fourth point is that when the stock starts to look questionable, we take a hard-nosed attitude toward keeping it in the portfolio. We like to say that we consider stocks guilty until proven innocent. This is because turnarounds with small companies sometimes take longer than expected, and sometimes they don't occur at all. There is a real risk associated with letting these stocks remain in the portfolio while waiting for the turnaround to happen.

The fifth and final point is that diversification is extremely important with this style of investing, so we keep a lot of stocks in the portfolio -- typically 135 or 140 names. We think this is important because with small companies you often have company-specific events -- things that just come out of left field. We don't want to have too much tied up in any one holding when and if this happens. Also, keeping a lot of names in the portfolio helps somewhat with liquidity, and that can be an issue with smaller-cap stocks.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A: Over the last few years, there has been a boom in venture capital funding, which helped bring new emerging growth companies to market. Valuations are currently below average and future earnings growth looks strong. We believe the outlook for emerging growth companies is very positive. In the technology sector, we think volatility will continue, but not at the levels we saw in the second quarter of this year. Longer term, we're very bullish on technology and the Internet. In the US, over half of all capital spending now goes toward technology goods. The percentage of US investment dedicated to technology has increased steadily over the last several years. We believe this trend will continue for some time since many of the recent investments companies have made in Internet infrastructure and e-commerce have had very high and measurable results. In our view, we're just at the beginning of a revolution in Internet and wireless technology, and we believe that this offers a lot of opportunity for long-term investors.



The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US EMERGING GROWTH FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
      EQUITY SECURITIES -- 92.9%        SHARES       VALUE
--------------------------------------------------------------
CONSUMER -- 7.2%
-------------------------------------
EDUCATIONAL SERVICES -- 1.6%
HealthStream, Inc.(a).................   92,200   $    507,100
ProsoftTraining.com(a)................   60,800      1,022,200
SmartForce Public Limited Company
  Sponsored ADR(a)(b).................   39,600      1,900,800
                                                  ------------
                                                     3,430,100
                                                  ------------
ENTERTAINMENT -- 3.6%
Beasley Broadcast Group, Inc.(a)......  112,900      1,538,263
Emmis Communications Corporation(a)...   27,800      1,150,225
Hispanic Broadcasting
  Corporation(a)......................   21,000        695,625
Premier Parks, Inc.(a)................   68,300      1,553,825
Radio One, Inc. -- Class D(a).........   46,400      1,023,700
Radio One, Inc.(a)....................   23,200        685,850
Regent Communications, Inc.(a)........  136,000      1,168,750
                                                  ------------
                                                     7,816,238
                                                  ------------
RESTAURANTS -- 0.6%
P.F. Chang's China Bistro, Inc.(a)....   40,900      1,306,244
                                                  ------------
SPECIALTY RETAIL -- 1.4%
Dollar Tree Stores, Inc.(a)...........   65,363      2,585,904
Hibbet Sporting Goods, Inc.(a)........   20,600        484,100
                                                  ------------
                                                     3,070,004
                                                  ------------
ENERGY -- 15.0%
-------------------------------------
OIL & GAS PRODUCERS -- 2.8%
Cross Timbers Oil Company.............   51,200      1,132,800
Devon Energy Corporation..............   18,100      1,016,994
EOG Resources, Inc....................   31,800      1,065,300
Louis Dreyfus Natural Gas Corp.(a)....   48,300      1,512,394
Swift Energy Company(a)...............   44,800      1,271,200
                                                  ------------
                                                     5,998,688
                                                  ------------
OIL SERVICES -- 12.2%
BJ Services Company(a)................   50,200      3,137,500
Core Laboratories NV(a)(b)............  109,800      3,184,200
ENSCO International Incorporated......   22,700        812,944
Global Marine Inc.(a).................   51,100      1,440,381
Grant Prideco, Inc.(a)................   62,800      1,570,000
Hanover Compressor Company(a).........  110,600      4,202,800
Helmerich & Payne, Inc................   23,300        870,837
Key Energy Services, Inc.(a)..........  231,000      2,223,375
Marine Drilling Companies, Inc.(a)....   19,100        534,800
Nabors Industries, Inc.(a)............   38,710      1,608,884
Noble Drilling Corporation(a).........   51,200      2,108,800
Patterson Energy, Inc.(a).............   49,900      1,422,150
Rowan Companies, Inc.(a)..............   25,300        768,488
Weatherford International, Inc.(a)....   64,800      2,579,850
                                                  ------------
                                                    26,465,009
                                                  ------------
HEALTHCARE -- 8.4%
-------------------------------------
HEALTHCARE INFORMATION SYSTEMS -- 0.9%
Allscripts, Inc.(a)...................   37,400        860,200
MedQuist Inc.(a)......................   28,400        965,600
                                                  ------------
                                                     1,825,800
                                                  ------------
HEALTHCARE SERVICES -- 1.0%
Renal Care Group, Inc.(a).............   91,200      2,230,125
                                                  ------------

--------------------------------------------------------------
--------------------------------------------------------------
          EQUITY SECURITIES             SHARES       VALUE
MEDICAL DEVICES & INSTRUMENTS -- 1.9%
Cytyc Corporation(a)..................   35,300   $  1,884,138
MiniMed Inc.(a).......................   18,900      2,230,200
                                                  ------------
                                                     4,114,338
                                                  ------------
PHARMACEUTICALS & BIOTECHNOLOGY -- 4.6%
Alkermes, Inc.(a).....................   22,600      1,065,025
Allos Therapeutics Inc.(a)............   73,000        711,750
Anesta Corp.(a).......................   35,800        890,525
Emisphere Technologies, Inc...........   33,700      1,435,936
Medicis Pharmaceutical Corporation --
  Class A(a)..........................   49,100      2,798,700
Shire Pharmaceuticals Group plc
  ADR(a)(b)...........................   59,400      3,081,375
                                                  ------------
                                                     9,983,311
                                                  ------------
SERVICES -- 15.0%
-------------------------------------
BUSINESS SERVICES -- 1.5%
Concord EFS, Inc(a)...................   55,900      1,453,400
ProBusiness Services, Inc.(a).........   17,700        470,156
TMP Worldwide Inc.(a).................   19,300      1,424,581
                                                  ------------
                                                     3,348,137
                                                  ------------
COMMUNICATION TOWERS -- 3.7%
Crown Castle International Corp.(a)...   82,100      2,996,650
Pinnacle Holdings Inc.(a).............   42,500      2,295,000
SBA Communications Corp.(a)...........   50,700      2,633,231
                                                  ------------
                                                     7,924,881
                                                  ------------
FINANCIAL SERVICES -- 0.2%
Federal Agricultural Mortgage Corp. --
  Class C(a)..........................   28,050        408,478
                                                  ------------
INFORMATION SERVICES -- 3.5%
Dendrite International, Inc.(a).......   92,600      3,084,737
FactSet Research Systems Inc..........   39,100      1,104,575
Forrester Research, Inc.(a)...........   21,100      1,536,344
Meta Group, Inc.(a)...................   41,900        806,575
PEC Solutions, Inc.(a)................  132,500      1,076,563
                                                  ------------
                                                     7,608,794
                                                  ------------
SOCIAL SERVICES -- 0.5%
Maximus, Inc.(a)......................   52,100      1,152,713
                                                  ------------
TELECOMMUNICATION SERVICES -- 5.6%
Allegiance Telecom, Inc.(a)...........   17,400      1,113,600
Cypress Communications, Inc.(a).......   53,500        387,875
ITXC Corp.(a).........................   31,000      1,097,594
McLeodUSA Incorporated(a).............  102,900      2,128,744
Metromedia Fiber Network, Inc.(a).....   44,000      1,746,250
NEXTLINK Communications, Inc.(a)......   43,000      1,631,312
Pac-West Telecomm, Inc.(a)............   98,200      1,964,000
PSINet Inc.(a)........................   36,102        907,063
WinStar Communications, Inc.(a).......   35,750      1,211,031
                                                  ------------
                                                    12,187,469
                                                  ------------
TECHNOLOGY -- 47.3%
-------------------------------------
COMPUTER EQUIPMENT & STORAGE -- 1.4%
Network Appliance, Inc.(a)............   28,000      2,254,000
PC-Tel, Inc.(a).......................   19,100        725,800
                                                  ------------
                                                     2,979,800
                                                  ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
          EQUITY SECURITIES             SHARES       VALUE
--------------------------------------------------------------
ELECTRONIC COMMERCE -- 1.4%
Entrust Technologies Inc.(a)..........   22,000   $  1,820,500
Pegasus Systems, Inc.(a)..............   50,400        548,100
QRS Corporation(a)....................   27,100        665,644
                                                  ------------
                                                     3,034,244
                                                  ------------
ELECTRONIC MANUFACTURING SERVICES -- 2.9%
Flextronics International
  Ltd.(a)(b)..........................   46,800      3,214,575
Jabil Circuit, Inc.(a)................   27,900      1,384,538
Sanmina Corporation(a)................   20,200      1,727,100
                                                  ------------
                                                     6,326,213
                                                  ------------
INTERNET -- 12.4%
About.com, Inc.(a)....................   28,500        897,750
Accrue Software(a)....................   22,900        812,950
Akamai Technologies, Inc.(a)..........   13,048      1,549,246
Alloy Online, Inc.(a).................   89,600      1,008,000
Art Technology Group, Inc.(a).........   33,600      3,391,500
Critical Path, Inc.(a)................   27,900      1,626,919
Digex, Inc.(a)........................   12,100        822,044
Digital Insight Corporation(a)........   19,665        668,610
Exodus Communications, Inc.(a)........   33,800      1,556,912
InfoSpace.com, Inc.(a)................   22,600      1,248,650
Keynote Systems, Inc.(a)..............   42,100      2,970,681
McAfee.com Corporation(a).............   13,800        359,662
Net Perceptions, Inc.(a)..............   19,900        315,912
Portal Software, Inc.(a)..............   15,400        983,675
RADWARE Ltd.(a).......................   30,100        797,650
Stamps.com Inc.(a)....................   26,600        194,512
VeriSign, Inc.(a).....................   28,615      5,050,548
Vignette Corporation(a)...............   21,400      1,113,134
WebTrends Corporation(a)..............   38,400      1,485,600
                                                  ------------
                                                    26,853,955
                                                  ------------
MISCELLANEOUS TECHNOLOGY -- 0.8%
Gemstar International Group Ltd.(a)...   28,200      1,732,978
                                                  ------------
NETWORK EQUIPMENT & SOFTWARE -- 6.0%
CacheFlow Inc.(a).....................   23,200      1,428,250
Clarent Corporation(a)................   30,300      2,166,450
Concord Communications, Inc.(a).......   23,900        953,013
Extreme Networks, Inc.(a).............   14,200      1,498,100
Micromuse Inc.(a).....................   25,200      4,170,206
Packeteer, Inc.(a)....................   51,400      1,497,025
SonicWall, Inc.(a)....................   13,600      1,197,650
Visual Networks, Inc.(a)..............      300          8,550
                                                  ------------
                                                    12,919,244
                                                  ------------
OPERATIONAL SUPPORT SYSTEMS -- 0.7%
DSET Corporation(a)...................   51,100      1,552,163
                                                  ------------
SEMICONDUCTOR EQUIPMENT -- 4.0%
ASM Lithography Holding NV(a)(b)......   51,000      2,250,375
KLA-Tencor Corporation(a).............   30,400      1,780,300
Lam Research Corporation(a)...........   23,800        892,500
Novellus Systems, Inc.(a).............   12,300        695,719
Photronics, Inc.(a)...................   26,300        746,263
PRI Automation, Inc.(a)...............   15,300      1,000,476
Teradyne, Inc.(a).....................   19,000      1,396,500
                                                  ------------
                                                     8,762,133
                                                  ------------
SEMICONDUCTORS -- 7.0%
Applied Micro Circuits
  Corporation(a)......................   16,100      1,589,875
Integrated Circuit Systems, Inc.(a)...  140,500      2,406,062

--------------------------------------------------------------
--------------------------------------------------------------
          EQUITY SECURITIES             SHARES       VALUE
Integrated Device Technology,
  Inc.(a).............................   40,400   $  2,418,950
Maxim Integrated Products, Inc.(a)....   18,300      1,243,256
NETsilicon, Inc.(a)...................   54,100      1,771,775
Oak Technology, Inc.(a)...............   91,100      1,964,344
PMC-Sierra, Inc.(a)(b)................    8,700      1,545,881
RF Micro Devices, Inc.(a).............   11,100        972,638
Virata Corporation(a).................   20,200      1,204,425
                                                  ------------
                                                    15,117,206
                                                  ------------
SOFTWARE -- 3.5%
Actuate Software Corporation(a).......   19,200      1,024,800
Interact Commerce Corporation(a)......   29,100        343,744
Macromedia, Inc.(a)...................   18,300      1,769,381
Mercury Interactive Corporation(a)....   16,200      1,567,350
NetIQ Corporation(a)..................   13,931        830,636
Peregrine Systems, Inc.(a)............   31,900      1,106,531
Symantec Corporation(a)...............   19,500      1,051,781
                                                  ------------
                                                     7,694,223
                                                  ------------
SYSTEM INTEGRATORS -- 0.4%
Diamond Technology Partners
  Incorporated(a).....................    9,700        853,600
Razorfish Inc.(a).....................    6,626        106,430
                                                  ------------
                                                       960,030
                                                  ------------
TELECOMMUNICATION EQUIPMENT -- 6.8%
Advanced Fibre Communications,
  Inc.(a).............................   35,200      1,595,000
Avanex Corporation(a).................   11,700      1,117,350
Aware, Inc.(a)........................   33,100      1,692,237
C-COR.net Corp.(a)....................   30,600        826,200
Comverse Technology, Inc.(a)..........   30,700      2,855,100
Ditech Communications
  Corporation(a)......................   29,200      2,761,225
Netopia, Inc.(a)......................   21,000        845,250
Next Level Communications, Inc.(a)....    7,800        668,850
Tut Systems, Inc.(a)..................   41,900      2,404,013
                                                  ------------
                                                    14,765,225
                                                  ------------
TOTAL INVESTMENTS -- 92.9%
  (Cost -- $126,728,842)(c)...........             201,567,743
OTHER ASSETS, LESS
  LIABILITIES -- 7.1%.................              15,337,821
                                                  ------------
NET ASSETS -- 100%....................            $216,905,564
                                                  ============
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Foreign security
(c) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At June 30, 2000, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..............   $ 80,010,663
    Gross unrealized depreciation..............     (5,171,762)
                                                  ------------
        Net unrealized appreciation............   $ 74,838,901
                                                  ============
Purchases and sales of securities other than short-term
obligations aggregated $95,677,620 and $100,265,959,
respectively, for the period ended June 30, 2000.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US EMERGING GROWTH FUND
--------------------------------------------------------------------------------

6

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $126,728,842).....  $201,567,743
Cash........................................................    15,124,115
Receivables
  Investments sold..........................................     2,245,572
  Fund shares sold..........................................       172,740
Other assets................................................        20,447
                                                              ------------
    Total assets............................................   219,130,617
                                                              ------------
LIABILITIES
Payables
  Investments purchased.....................................     1,692,918
  Fund shares repurchased...................................       283,491
  Management fee............................................       143,886
  12b-1 service and distribution fees.......................        23,720
  Other payables to related parties.........................        55,022
Accrued expenses............................................        26,016
                                                              ------------
    Total liabilities.......................................     2,225,053
                                                              ------------
NET ASSETS..................................................  $216,905,564
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($115,464,923/2,347,829 shares outstanding)...............  $      49.18
                                                              ============
Maximum offering price per share ($49.18 X 100/94.25)*......  $      52.18
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($83,395,306/1,749,571 shares outstanding)..........  $      47.67
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($15,779,938/331,232 shares outstanding)............  $      47.64
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($2,265,397/45,750 shares outstanding)..............  $      49.52
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $110,524,614
  Undistributed net realized gain on investments............    33,197,533
  Accumulated net investment loss...........................    (1,655,484)
  Net unrealized appreciation on investments................    74,838,901
                                                              ------------
NET ASSETS..................................................  $216,905,564
                                                              ============

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................             $      8,251
  Interest..................................................                  342,621
                                                                         ------------
                                                                              350,872
                                                                         ------------
EXPENSES
  Management fee............................................  $892,676
  Transfer agent............................................   190,643
  Administrative services fee...............................   105,021
  Custodian fees............................................    34,386
  Blue Sky fees.............................................    17,464
  Auditing and accounting fees..............................    17,540
  Shareholder reports.......................................    30,931
  Fund accounting...........................................    53,819
  Trustees' fees............................................     6,650
  12b-1 service and distribution fees.......................   636,597
  Legal.....................................................    15,444
  Other.....................................................     5,185
                                                                         ------------
    Total expenses..........................................                2,006,356
                                                                         ------------
NET INVESTMENT LOSS.........................................               (1,655,484)
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments..........................               32,540,694
  Net change in unrealized appreciation on investments......              (23,185,032)
                                                                         ------------
      Net gain on investment transactions...................                9,355,662
                                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $  7,700,178
                                                                         ============

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US EMERGING GROWTH FUND
--------------------------------------------------------------------------------

8

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                              ------------   ------------
                                                                  2000           1999
                                                              ------------   ------------
                                                              (UNAUDITED)
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $ (1,655,484)  $ (2,390,778)
  Net realized gain on investments..........................    32,540,694     26,371,155
  Net change in unrealized appreciation on investments......   (23,185,032)    52,034,319
                                                              ------------   ------------
      Net increase resulting from operations................     7,700,178     76,014,696
                                                              ------------   ------------
Distributions to shareholders from capital gain
  Class A...................................................            --    (10,775,090)
  Class B...................................................            --     (8,243,868)
  Class C...................................................            --     (1,616,149)
  Advisor Class.............................................            --       (141,969)
                                                              ------------   ------------
      Total distributions to shareholders...................            --    (20,777,076)
                                                              ------------   ------------
Fund share transactions (Note 5)
  Class A...................................................     9,308,481     10,324,776
  Class B...................................................       915,720      4,662,639
  Class C...................................................      (250,830)     1,477,323
  Advisor Class.............................................       905,482        319,095
                                                              ------------   ------------
      Net increase resulting from Fund share transactions...    10,878,853     16,783,833
                                                              ------------   ------------
TOTAL INCREASE IN NET ASSETS................................    18,579,031     72,021,453
NET ASSETS
  Beginning of period.......................................   198,326,533    126,305,080
                                                              ------------   ------------
  END OF PERIOD.............................................  $216,905,564   $198,326,533
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------------
                                              for the six
                                             months ended
                                               June 30,
                  CLASS A                     (unaudited)                   for the year ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                 2000             1999        1998        1997        1996        1995
SELECTED PER SHARE DATA                      ------------------------------------------------------------------------------------
Net asset value, beginning of period.......    $  47.29         $  32.65    $ 27.67     $ 26.54     $ 24.12     $ 18.38
                                             ------------------------------------------------------------------------------------
  Income from investment operations
  Net investment loss......................        (.30)            (.49)      (.44)(a)    (.41)(a)    (.35)       (.24)
  Net gain on securities (both realized and
    unrealized)............................        2.19            20.70       5.42(a)     1.54(a)     4.84        7.90
                                             ------------------------------------------------------------------------------------
  Total from investment operations.........        1.89            20.21       4.98        1.13        4.49        7.66
                                             ------------------------------------------------------------------------------------
  Less distributions
  Distributions from capital gain..........          --             5.57         --          --        2.07        1.92
                                             ------------------------------------------------------------------------------------
    Total distributions....................          --             5.57         --          --        2.07        1.92
                                             ------------------------------------------------------------------------------------
Net asset value, end of period.............    $  49.18         $  47.29    $ 32.65     $ 27.67      $26.54     $ 24.12
                                             ====================================================================================
Total return(%)............................        4.00(b)         62.47(c)   18.00(c)     4.26(c)    18.52(c)    42.07(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...    $115,465         $101,798    $62,961     $64,910     $55,944     $39,456
Ratio of expenses to average net
  assets(%)................................        1.55(d)          1.69       1.70        1.67        1.76        1.95
Ratio of net investment loss to average net
  assets(%)................................       (1.22)(d)        (1.53)     (1.48)      (1.37)      (1.31)      (1.39)
Portfolio turnover rate(%).................          49              107         67          65          68          86

---------------------------------------------------------------------------------------------------------------------------------
                                              for the six
                                             months ended
                                               June 30,
                  CLASS B                     (unaudited)                   for the year ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                 2000             1999        1998        1997        1996        1995
SELECTED PER SHARE DATA                      ------------------------------------------------------------------------------------
Net asset value, beginning of period.......    $  46.01          $ 31.93     $ 27.26     $ 26.33     $ 24.12     $ 18.38
                                             ------------------------------------------------------------------------------------
  Income from investment operations
  Net investment loss......................        (.47)            (.77)       (.65)(a)    (.33)(a)    (.40)       (.35)
  Net gain on securities (both realized and
    unrealized)............................        2.13            20.15        5.32(a)     1.26(a)     4.68        7.85
                                             ------------------------------------------------------------------------------------
  Total from investment operations.........        1.66            19.38        4.67         .93        4.28        7.50
                                             ------------------------------------------------------------------------------------
  Less distributions
  Distributions from capital gain..........          --             5.30          --          --        2.07        1.76
                                             ------------------------------------------------------------------------------------
    Total distributions....................          --             5.30          --          --        2.07        1.76
                                             ------------------------------------------------------------------------------------
Net asset value, end of period.............    $  47.67          $ 46.01     $ 31.93     $ 27.26     $ 26.33     $ 24.12
                                             ====================================================================================
Total return(%)............................        3.61(b)         61.27(c)    17.13(c)     3.53(c)    17.65(c)    41.03(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...    $ 83,395          $79,659     $52,940     $47,789     $35,321     $13,985
Ratio of expenses to average net
  assets(%)................................        2.31(d)          2.43        2.45        2.43        2.52        2.70
Ratio of net investment loss to average net
  assets(%)................................       (1.97)(d)        (2.27)      (2.23)      (2.13)      (2.07)      (2.14)
Portfolio turnover rate(%).................          49              107          67          65          68          86

    The accompanying notes are an integral part of the financial statements.

10

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------------
                                                    for the six                                             for the period
                                                    months ended                                            April 30, 1996
                                                      June 30,               for the year ended             (commencement)
                     CLASS C                        (unaudited)                 December 31,                to December 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                        2000           1999         1998         1997            1996
SELECTED PER SHARE DATA                             ----------------------------------------------------------------------------
Net asset value, beginning of period..............    $ 45.98        $  31.91     $  27.23     $  26.29         $ 29.69
                                                    ----------------------------------------------------------------------------
  Income (loss) from investment operations
  Net investment loss.............................       (.47)           (.80)        (.63)(a)     (.34)(a)        (.14)
  Net gain (loss) on securities (both realized and
    unrealized)...................................       2.13           20.19         5.31(a)      1.28(a)        (1.19)
                                                    ----------------------------------------------------------------------------
  Total from investment operations................       1.66           19.39         4.68          .94           (1.33)
                                                    ----------------------------------------------------------------------------
  Less distributions
  Distributions from capital gain.................         --            5.32           --           --            2.07
                                                    ----------------------------------------------------------------------------
    Total distributions...........................         --            5.32           --           --            2.07
                                                    ----------------------------------------------------------------------------
Net asset value, end of period....................    $ 47.64        $  45.98     $  31.91     $  27.23         $ 26.29
                                                    ----------------------------------------------------------------------------
                                                    ----------------------------------------------------------------------------
Total return(%)...................................       3.61(b)        61.32(c)     17.19(c)      3.58(c)        (4.48)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..........    $15,780        $ 15,438     $  9,664     $  9,484         $ 4,018
Ratio of expenses to average net assets(%)........       2.29(d)         2.39         2.40         2.39            2.52 (d
Ratio of net investment loss to average net
  assets(%).......................................      (1.95)(d)       (2.23)       (2.18)       (2.09)          (2.07)(d)
Portfolio turnover rate(%)........................         49             107           67           65              68

----------------------------------------------------------------------------------------------------------------
                                                  for the six                           for the period
                                                  months ended       for the year        April 30,1998
                                                    June 30,            ended           (commencement)
                 ADVISOR CLASS                    (unaudited)        December 31,       to December 31,
----------------------------------------------------------------------------------------------------------------
                                                      2000               1999                1998
SELECTED PER SHARE DATA                           --------------------------------------------------------------
Net asset value, beginning of period............     $47.57             $32.79              $28.82
                                                    ------------------------------------------------------------
  Income from investment operations
  Net investment loss...........................       (.26)              (.44)               (.23)(a)
  Net gain on securities (both realized and
    unrealized).................................       2.21              20.85                4.20(a)
                                                    ------------------------------------------------------------
  Total from investment operations..............       1.95              20.41                3.97
                                                    ------------------------------------------------------------
  Less distributions
  Distributions from capital gain...............         --               5.63                  --
                                                    ------------------------------------------------------------
    Total distributions.........................         --               5.63                  --
                                                    ------------------------------------------------------------
Net asset value, end of period..................     $49.52             $47.57              $32.79
                                                    ------------------------------------------------------------
                                                    ------------------------------------------------------------
Total return(%).................................       4.10(b)           62.85(c)            13.78(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)........     $2,265             $1,432              $  740
Ratio of expenses to average net assets(%)......       1.37(d)            1.46                1.22(d)
Ratio of net investment loss to average net
  assets(%).....................................      (1.03)(d)          (1.30)              (1.00)(d)
Portfolio turnover rate(%)......................         49                107                  67

(a) Based on average shares outstanding.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Total return does not reflect a sales charge.
(d) Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              11

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy US Emerging Growth Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 2000, the interest rate was 6.0%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gain, if any, are declared in December.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment loss and Net realized gain on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's average net assets.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $23,468.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US EMERGING GROWTH FUND
--------------------------------------------------------------------------------

12

an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class
C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $134,424, $421,870 and $80,303, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $97,222, $77,564, $13,333 and $2,524 for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. TRANSFER OF NET ASSETS

At a meeting held on September 28, 1999, the shareholders of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") which provided for the transfer into the Fund of all or substantially all of the assets of Hudson Capital Appreciation Fund. On September 28, 1999, the date of the consummation of the Reorganization, the Fund acquired all or substantially all of the assets of Hudson Capital Appreciation Fund. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Code. Hudson Capital Appreciation Fund shareholders contributed net assets having an aggregate value of $20,055,887 (including $613,088 of unrealized appreciation). Upon completion of the merger the combined net assets were $136,344,216.

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                          SIX MONTHS ENDED
                            JUNE 30, 2000              YEAR ENDED
                             (UNAUDITED)            DECEMBER 31, 1999
------------------------------------------------------------------------
CLASS A                 SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................   540,272   $ 26,999,223    458,475   $ 15,397,779
Issued on
 reinvestment of
 distributions.......        --             --    216,321      9,890,187
Repurchased..........  (345,023)   (17,690,742)  (978,798)   (33,152,346)
Issued on acquisition
 of Hudson Capital
 Appreciation Fund...        --             --    528,447     18,189,156
                       --------   ------------   --------   ------------
Net increase.........   195,249   $  9,308,481    224,445   $ 10,324,776
                       ========   ============   ========   ============

                          SIX MONTHS ENDED
                            JUNE 30, 2000              YEAR ENDED
                             (UNAUDITED)            DECEMBER 31, 1999
------------------------------------------------------------------------
CLASS B                 SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................   172,903   $  8,591,689    301,757   $ 10,453,142
Issued on
 reinvestment of
 distributions.......        --             --    136,162      6,058,721
Repurchased..........  (154,709)    (7,675,969)  (420,088)   (13,715,955)
Issued on acquisition
 of Hudson Capital
 Appreciation Fund...        --             --     55,773      1,866,731
                       --------   ------------   --------   ------------
Net increase.........    18,194   $    915,720     73,604   $  4,662,639
                       ========   ============   ========   ============

                          SIX MONTHS ENDED
                            JUNE 30, 2000              YEAR ENDED
                             (UNAUDITED)            DECEMBER 31, 1999
------------------------------------------------------------------------
CLASS C                 SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................    36,495   $  1,803,897     92,998   $  3,191,755
Issued on
 reinvestment of
 distributions.......        --             --     22,335        993,253
Repurchased..........   (40,988)    (2,054,727)   (82,462)    (2,707,685)
                       --------   ------------   --------   ------------
Net (decrease)/
 increase............    (4,493)  $   (250,830)    32,871   $  1,477,323
                       ========   ============   ========   ============

                          SIX MONTHS ENDED
                            JUNE 30, 2000              YEAR ENDED
                             (UNAUDITED)            DECEMBER 31, 1999
------------------------------------------------------------------------
ADVISOR CLASS           SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................    53,278   $  2,660,841     12,808   $    448,645
Issued on
 reinvestment of
 distributions.......        --             --      3,086        141,967
Repurchased..........   (37,621)    (1,755,359)    (8,362)      (271,517)
                       --------   ------------   --------   ------------
Net increase.........    15,657   $    905,482      7,532   $    319,095
                       ========   ============   ========   ============

03IEGF063000

                                    IVY FUNDS
                               Embracing the world
                                     [LOGO]

IVY BOND FUND

SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com
[IVY MACKENZIE LOGO]

MARKET PERSPECTIVE

[PHOTO]

The Fund's goal: to provide a high level of current income by investing at least 65% of the Fund's total assets in bonds rated in the four highest ratings categories used by Moody's Investor Services and Standard and Poor's Corporation.

An interview with Richard Gluck, Senior Vice President and head of Ivy Management, Inc.'s fixed-income team.

Q: RICHARD, WHAT HAPPENED IN THE DOMESTIC FIXED-INCOME MARKET IN THE FIRST HALF OF 2000?

A: The big theme during the first half of the year was the improving fiscal position of the US government and other governments around the world. The US government has a budget surplus that keeps growing, and we believe there will be a diminishing supply of government debt going forward. As a result, government debt instruments, such as the treasury bond, have performed well, while corporate debt instruments have performed relatively poorly. We've seen an increasing "spread" between government and corporate bond yields, and that's negative for corporate bond investors. It shows that investors are demanding a higher risk premium to hold corporate bonds.

In the first half of the year, we've seen underperformance by not only corporate bonds, but also by what we call "spread product" - anything other than government bonds - in general. The total return of government debt is up approximately 4.5% year-to-date, whereas the total return of corporate debt is up approximately 2.1%.

Within the corporate debt category, the higher-grade bonds -- those rated A, AA and AAA -- have performed reasonably uniformly, showing a total return of 2.3% to 2.75%. Performance has varied among the rest. Our specialty, BBB-rated corporate bonds, is up approximately 1.3% year-to-date, but high-yield bonds have shown negative total returns. There has also been an increase in corporate default rates, and this has caused certain individual bonds to perform poorly during the year.

Q: WHAT EFFECT DID THE FEDERAL RESERVE BOARD'S INTEREST RATE INCREASES HAVE ON THE BOND MARKETS?

A: Higher interest rates increase the cost of doing business for corporations, which can cause deterioration in bond credit quality. The recent interest rate increases have affected smaller companies with a high degree of financial leverage more than they have affected the larger, more-established firms. In the first half of 2000, the perception was that many companies were over-leveraged, issuing a great deal of debt to buy back shares as they tried to improve return to shareholders.

When the Federal Reserve Board met at the end of June, it did exactly what the market expected it to do: it announced no change in rates, but gave a statement that it would be vigilant in its effort to prevent inflation from increasing. What matters now is the inflationary implications of the economic data that we receive. At some point, we may get a run of data that looks stronger than what we've just seen. For example, oil prices have tripled from their lows, and they may continue to increase. This could feed into inflation, because when oil prices are high, many businesses -- trucking, airline, power and manufacturing companies, to name but a few -experience an increase in costs. This affects profit margins and could lead to higher consumer prices. The Federal Reserve Board may not want to accommodate a situation that could lead to inflation, so it may continue its tightening policy by raising rates again.

Q: HOW DID MARKET DEVELOPMENTS AFFECT IVY BOND FUND?

A: The Fund's performance during the first half of this year was impacted by its concentration in the underperforming BBB and BB sectors of the market. As a result, we are reevaluating the credit quality of the bonds that the Fund owns and moving toward the higher quality bonds within those sectors. Our target now is 80% investment-grade bonds, which is up from our stated goal of 65%. We are also continuing our focus on holding bonds that are more senior in the capital structure -- identifying large, liquid, visible issues that are easier and less expensive to trade.

     "OUR GOAL IS TO BUY BONDS FROM COMPANIES WITH STRONG FUNDAMENTALS AND
       SOLID OR IMPROVING CREDITWORTHINESS, BUT TO DO SO INEXPENSIVELY."

Q: HOW DO YOU TYPICALLY SELECT BONDS FOR THE PORTFOLIO, AND WILL THAT CHANGE?

A: The Fund's philosophy is to capitalize on "relative value in corporate bonds," and that will remain the same. Our goal is to buy bonds from companies with strong fundamentals and solid or improving creditworthiness, but to do so inexpensively.

When selecting securities for the portfolio, we look at the bond relative to its peer group, industry group and credit rating group to determine if the price is reasonable. Then we evaluate the credit quality, based on the fundamental characteristics of the company issuing the bond: its financial condition, its business strategy, and its management. We attempt to limit risk by diversifying among a variety of industries -- cable and media, retail, telecommunications, industrials, finance, energy, transportation, utilities and more -- as well as issuers within those industries. We maintain an intermediate sensitivity to interest rate changes (duration) because we're focused on credit risk, not interest-rate risk.

Q: WHAT'S YOUR OUTLOOK FOR THE SECOND HALF OF 2000?

A: If the Federal Reserve Board ends its cycle of interest rate increases and interest rates stabilize, corporate credit quality will benefit. Of course, there will still be individual cases of declining creditworthiness, and that's why we are combing through the Fund's portfolio to solidify its stance. As I mentioned, the Fund will have a renewed emphasis on quality in the sectors in which it invests.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               3

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
U.S. CORPORATE BONDS -- 84.3%         PRINCIPAL       VALUE
--------------------------------------------------------------
Allied Waste North America Inc.,
  7.625%, 01/01/06(a)...............  $  500,000   $   437,500
American Standard Inc., 7.375%,
  04/15/05(a).......................     480,000       449,400
BRE Properties, 7.125%, 2/15/13.....   2,000,000     1,732,500
Burlington Industries, 7.25%,
  08/01/27 (a)......................   1,000,000       720,000
Calpine Corporation, 7.75%, 04/15/09
  (a)...............................     900,000       848,250
CBS Corp., 7.125%, 11/01/23.........   1,000,000       870,000
CBS Corp., 7.15%, 05/20/05..........     900,000       885,375
Circus Circus Enterprises, 7.625%,
  07/15/13(a).......................   1,000,000       820,000
Continental Airlines, 6.545%,
  02/02/19..........................   1,460,833     1,283,707
Cyprus Amax Minerals, 8.375%,
  02/01/23..........................   1,575,000     1,573,031
Darden Restaurants Inc., 7.125%,
  02/01/16..........................   1,250,000     1,151,562
Dell Computer Corporation, 6.55%,
  04/15/08..........................     500,000       466,250
Delphi Financial Group Inc., 8.00%,
  10/01/03..........................   2,500,000     2,428,125
Delta Air Lines, 9.30%, 01/02/11....   1,000,000     1,062,500
Delta Air Lines, 9.59%, 01/12/17....   1,500,000     1,653,735
Developers Diversified Realty Corp.,
  6.625%, 01/15/08..................   1,000,000       873,750
Farmers Insurance Exchange, 8.625%,
  05/01/24..........................   2,000,000     1,917,500
Fort James Corporation, 6.875%,
  09/15/07..........................   1,356,000     1,264,470
Indianapolis Life Ins. Co. 144A,
  8.66%, 04/01/11...................   2,000,000     2,020,000
Indiantown Cogeneration, 9.77%,
  12/15/20..........................   1,500,000     1,560,000
International Paper Company, 7.625%,
  01/15/07..........................   1,000,000       970,000
Jackson National Life Ins. Co. 144A,
  8.15%, 03/15/27...................   1,000,000       923,750
K-Mart Corporation, 8.375%, 12/01/04
  (a)...............................     600,000       573,000
Leucadia National Corp., 7.75%,
  08/15/13..........................   2,200,000     2,024,000
Lumbermens Mutual Casualty 144A,
  9.15%, 07/01/26...................   2,000,000     1,785,000
McDermott Inc., 8.75%, 05/19/23.....   2,000,000     1,392,500
Meritor Automotive, 6.80%,
  02/15/09..........................   1,000,000       856,250
News America Holdings, 7.70%,
  10/30/25..........................   2,000,000     1,817,500
News America Holdings, 7.75%,
  01/20/24..........................   1,000,000       893,750
Northrop Grumman Corp., 9.375%,
  10/15/24..........................   2,000,000     2,032,500
Pegasus Media & Communications 144A,
  12.50%, 07/01/05(a)...............   1,000,000     1,065,000
Praxair Inc., 8.70%, 07/15/22.......   2,500,000     2,543,750

--------------------------------------------------------------
--------------------------------------------------------------
U.S. CORPORATE BONDS                  PRINCIPAL       VALUE
Protection One, 7.375%,
  08/15/05(a).......................  $1,000,000   $   745,000
Pulte Corp., 7.625%, 10/15/17.......   1,500,000     1,201,875
R&B Falcon Corporation, 6.50%,
  04/15/03(a).......................     530,000       490,250
RJ Reynolds Tobacco Holdings Inc.,
  7.375%, 05/15/03..................   2,000,000     1,865,000
Royal Caribbean Cruises, 7.50%,
  10/15/27..........................   2,000,000     1,597,500
Safeway Inc., 7.00%, 09/15/07.......   1,000,000       951,250
Servicemaster Company, 7.25%,
  03/01/38..........................   2,500,000     1,978,125
Spieker Properties, 7.35%,
  12/01/17..........................   1,975,000     1,715,781
Storage USA Partnership L.P., 8.20%,
  06/01/17..........................   2,240,000     2,027,200
TE Products Pipeline Co., 7.51%,
  01/15/28..........................   1,975,000     1,789,844
Tele Communications Inc., 9.25%,
  01/15/23..........................   2,000,000     2,132,500
Tenet Healthcare Corp., 8.00%,
  01/15/05(a).......................     507,000       486,720
Time Warner Inc., 9.125%,
  01/15/13..........................   1,500,000     1,644,375
Time Warner Inc., 9.15%, 02/01/23...   1,000,000     1,085,000
Tommy Hilfiger USA, 6.50%,
  06/01/03..........................   1,925,000     1,467,812
Torchmark Corporation, 7.875%,
  05/15/23..........................   2,000,000     1,762,500
Unisys Corporation, 7.875%, 04/01/08
  (a)...............................     480,000       448,800
Wal-mart Stores, Inc., 6.55%,
  08/10/04..........................   2,000,000     1,972,500
Watson Pharmaceuticals, 7.125%,
  05/15/08..........................   1,875,000     1,673,438
                                                   -----------
TOTAL U.S. CORPORATE BONDS
  (Cost $74,417,113)................                67,930,125
                                                   -----------
U.S. DOLLAR DENOMINATED FOREIGN
  CORPORATE BONDS -- 8.4%
Abitibi Consolidated Inc., 7.50%,
  04/01/28..........................   1,950,000     1,577,062
Alestra S.A., 12.125%,
  05/15/06(a).......................     600,000       562,500
Cemex S.A., 12.75%, 07/15/07(a).....     725,000       806,563
Cia Brasileira de Petroleo Ipiranga
  S.A. 144A, 10.625%, 02/25/03(a)...   1,000,000     1,022,500
Equimar Shipholdings Ltd., 9.875%,
  07/01/07(a).......................   1,050,000       294,000
Grupo Industrial Durango S.A.
  (GIDUSA), 12.625%, 08/01/03(a)....     950,000       952,375
Polysindo International Finance Co.
  BV, 11.375%, 06/15/06(a)(b)(c)....   1,000,000       160,000
Telekomunikacja Polska S.A. Finance
  BV (TPSA) 144A, 7.75%, 12/10/08...   1,500,000     1,381,875
                                                   -----------
TOTAL U.S. DOLLAR DENOMINATED
  FOREIGN CORPORATE BONDS
  (Cost $8,904,737).................                 6,756,875
                                                   -----------

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY BOND FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
                                          SHARES         VALUE
--------------------------------------------------------------
RIGHTS AND WARRANTS(C) -- 0.1%
Gothic Energy Restricted Warrants....      4,767   $        --
Gothic Energy Warrants...............      6,941            --
Gothic Energy 144A Warrants..........     14,000            --
McCaw International Ltd. Warrants....      2,000         6,000
RSL Communications Ltd. 144A
  Warrants...........................      1,000        48,000
Terex Corp. -- Appreciation Rights...      4,000        56,000
                                                   -----------
TOTAL RIGHTS AND WARRANTS
  (Cost $0)..........................                  110,000
                                                   -----------
TOTAL INVESTMENTS -- 92.8%
  (Cost $83,321,850).................               74,797,000
OTHER ASSETS, LESS
  LIABILITIES -- 7.2%................                5,757,231
                                                   -----------
NET ASSETS -- 100%...................              $80,554,231
                                                   ===========

--------------------------------------------------------------
--------------------------------------------------------------
(a) Below investment grade security
(b) Issuer is in default on interest payments
(c) Non-income producing security
OTHER INFORMATION:
At June 30, 2000, net unrealized depreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $   760,451
    Gross unrealized depreciation...............    (9,285,301)
                                                   -----------
        Net unrealized depreciation.............   $(8,524,850)
                                                   ===========
Purchases and sales of securities other than U.S. Government securities and short-term obligations aggregated $3,995,908
and $24,215,572, respectively, for the period ended June 30,
2000.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $83,321,850)......  $  74,797,000
Cash........................................................      3,842,839
Receivables
  Fund shares sold..........................................        301,596
  Interest..................................................      1,977,723
Other assets................................................         22,496
                                                              -------------
    Total assets............................................     80,941,654
                                                              -------------
LIABILITIES
Payables
  Distributions to shareholders.............................        213,870
  Fund shares repurchased...................................         47,832
  Management fee............................................         49,997
  12b-1 service and distribution fees.......................          7,307
  Other payables to related parties.........................         30,797
Accrued expenses............................................         37,620
                                                              -------------
    Total liabilities.......................................        387,423
                                                              -------------
NET ASSETS..................................................  $  80,554,231
                                                              =============
CLASS A
Net asset value and redemption price per share
  ($57,131,076/7,229,926 shares outstanding)................  $        7.90
                                                              =============
Maximum offering price per share ($7.90 X 100/95.25)*.......  $        8.29
                                                              =============
CLASS B
Net asset value, offering price and redemption price** per
  share ($20,248,812/2,564,716 shares outstanding)..........  $        7.90
                                                              =============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($2,928,988/369,944 shares outstanding).............  $        7.92
                                                              =============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($245,355/31,040 shares outstanding)................  $        7.90
                                                              =============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 111,347,083
  Accumulated net realized loss on investments..............    (22,049,723)
  Accumulated net investment loss...........................       (218,279)
  Net unrealized depreciation on investments................     (8,524,850)
                                                              -------------
NET ASSETS..................................................  $  80,554,231
                                                              =============

  *    On sales of more than $100,000 the offering price is
       reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY BOND FUND
--------------------------------------------------------------------------------

6

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Interest..................................................             $ 3,773,726
                                                                         -----------
EXPENSES
  Management fee............................................  $333,086
  Transfer agent............................................   118,014
  Administrative services fee...............................    44,417
  Custodian fees............................................    38,090
  Blue Sky fees.............................................    18,349
  Auditing and accounting fees..............................    29,780
  Shareholder reports.......................................    19,842
  Fund accounting...........................................    37,439
  Trustees' fees............................................     4,570
  12b-1 service and distribution fees.......................   212,029
  Legal.....................................................    14,098
  Other.....................................................     4,786
                                                                         -----------
      Total expenses........................................                 874,500
                                                                         -----------
NET INVESTMENT INCOME.......................................               2,899,226
                                                                         -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized loss on investments..........................              (4,529,991)
  Net change in unrealized depreciation on investments......                 439,027
                                                                         -----------
      Net loss on investment transactions...................              (4,090,964)
                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $(1,191,738)
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                              ------------   ------------
                                                                  2000           1999
                                                              ------------   ------------
                                                              (UNAUDITED)
DECREASE IN NET ASSETS
Operations
  Net investment income.....................................  $  2,899,226   $  9,369,182
  Net realized loss on investments..........................    (4,529,991)   (14,598,790)
  Net change in unrealized depreciation on investments......       439,027     (3,705,523)
                                                              ------------   ------------
      Net decrease resulting from operations................    (1,191,738)    (8,935,131)
                                                              ------------   ------------
Class A distributions
Dividends
  From net investment income................................    (2,082,180)    (6,523,088)
  In excess of net investment income........................        (2,085)      (106,066)
                                                              ------------   ------------
      Total distributions to Class A shareholders...........    (2,084,265)    (6,629,154)
                                                              ------------   ------------
Class B distributions
Dividends
  From net investment income................................      (701,550)    (2,391,825)
  In excess of net investment income........................            --        (38,891)
                                                              ------------   ------------
      Total distributions to Class B shareholders...........      (701,550)    (2,430,716)
                                                              ------------   ------------
Class C distributions
Dividends
  From net investment income................................       (98,438)      (433,785)
  In excess of net investment income........................            --         (7,053)
                                                              ------------   ------------
      Total distributions to Class C shareholders...........       (98,438)      (440,838)
                                                              ------------   ------------
Advisor Class distributions
Dividends
  From net investment income................................        (9,873)       (21,268)
  In excess of net investment income........................            --           (346)
                                                              ------------   ------------
      Total distributions to Advisor Class shareholders.....        (9,873)       (21,614)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................    (9,318,473)   (27,828,111)
  Class B...................................................    (6,194,264)    (9,560,939)
  Class C...................................................      (832,220)    (6,392,927)
  Advisor Class.............................................       (73,945)        25,495
                                                              ------------   ------------
      Net decrease resulting from Fund share transactions...   (16,418,902)   (43,756,482)
                                                              ------------   ------------
TOTAL DECREASE IN NET ASSETS................................   (20,504,766)   (62,213,935)
NET ASSETS
  Beginning of period.......................................   101,058,997    163,272,932
                                                              ------------   ------------
  END OF PERIOD.............................................  $ 80,554,231   $101,058,997
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------
                                           for the six
                                           months ended
                                             June 30,
                 CLASS A                   (unaudited)                 for the year ended December 31,
----------------------------------------------------------------------------------------------------------------------
                                               2000          1999       1998        1997        1996        1995
SELECTED PER SHARE DATA                    ---------------------------------------------------------------------------
Net asset value, beginning of period.....    $  8.29        $ 9.54     $ 10.22     $  9.80     $ 9.78     $ 9.01
                                           ---------------------------------------------------------------------------
  (Loss) income from investment
    operations
  Net investment income..................        .28           .67         .69         .80        .72        .67(a)
  Net (loss) gain on securities (both
    realized and unrealized).............       (.39)        (1.24)       (.69)        .42        .03        .84
                                           ---------------------------------------------------------------------------
  Total from investment operations.......       (.11)         (.57)         --        1.22        .75       1.51
                                           ---------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income...........        .28           .67         .68         .80        .72        .63
    In excess of net investment income...         --           .01          --          --        .01         --
  Returns of capital.....................         --            --          --          --         --        .11
                                           ---------------------------------------------------------------------------
    Total distributions..................        .28           .68         .68         .80        .73        .74
                                           ---------------------------------------------------------------------------
Net asset value, end of period...........    $  7.90        $ 8.29     $  9.54     $ 10.22     $ 9.80     $ 9.78
                                           ---------------------------------------------------------------------------
                                           ---------------------------------------------------------------------------
Total return(%)..........................      (1.36)(b)     (6.17)(c)     .00(c)    11.87(c)    8.06(c)   17.41(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands).............................    $57,131       $69,249    $109,445    $106,497    $97,881   $108,840
Ratio of expenses to average net assets
  With expense reimbursement(%)..........         --            --          --          --         --       1.54
  Without expense reimbursement(%).......       1.73(d)       1.52        1.39        1.47       1.56       1.54
Ratio of net investment income to average
  net assets(%)..........................       6.77(d)       7.40        6.88        7.08       7.36       7.09(a)
Portfolio turnover rate(%)...............          5            28          43          71         90         93

----------------------------------------------------------------------------------------------------------------------
                                           for the six
                                           months ended
                                             June 30,
                 CLASS B                   (unaudited)                 for the year ended December 31,
----------------------------------------------------------------------------------------------------------------------
                                               2000          1999       1998        1997        1996        1995
SELECTED PER SHARE DATA                    ---------------------------------------------------------------------------
Net asset value, beginning of period.....    $  8.28        $ 9.53     $ 10.22     $  9.80     $ 9.78     $ 9.01
                                           ---------------------------------------------------------------------------
  (Loss) income from investment
    operations
  Net investment income..................        .25           .59         .59         .68        .64        .60(a)
  Net (loss) gain on securities (both
    realized and unrealized).............       (.38)        (1.24)       (.67)        .46        .04        .84
                                           ---------------------------------------------------------------------------
  Total from investment operations.......       (.13)         (.65)       (.08)       1.14        .68       1.44
                                           ---------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income...........        .25           .59         .59         .72        .64        .56
    In excess of net investment income...         --           .01         .02          --        .02         --
  Returns of capital.....................         --            --          --          --         --        .11
                                           ---------------------------------------------------------------------------
    Total distributions..................        .25           .60         .61         .72        .66        .67
                                           ---------------------------------------------------------------------------
Net asset value, end of period...........    $  7.90        $ 8.28     $  9.53     $ 10.22     $ 9.80     $ 9.78
                                           ---------------------------------------------------------------------------
                                           ---------------------------------------------------------------------------
Total return(%)..........................      (1.65)(b)     (6.97)(c)    (.81)(c)   11.12(c)    7.25(c)   16.54(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands).............................    $20,249       $27,550     $42,166     $18,499     $5,300     $5,184
Ratio of expenses to average net assets
  With expense reimbursement(%)..........         --            --          --          --         --       2.29
  Without expense reimbursement(%).......       2.53(d)       2.36        2.13        2.21       2.29       2.29
Ratio of net investment income to average
  net assets(%)..........................       5.97(d)       6.55        6.13        6.35       6.62       6.34(a)
Portfolio turnover rate(%)...............          5            28          43          71         90         93

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------
                                                       for the six                                     for the period
                                                       months ended                                    April 30, 1996
                                                         June 30,           for the year ended         (commencement)
                       CLASS C                         (unaudited)             December 31,            to December 31,
--------------------------------------------------------------------------------------------------------------------------
                                                           2000         1999       1998      1997           1996
SELECTED PER SHARE DATA                                -------------------------------------------------------------------
Net asset value, beginning of period.................     $ 8.31        $9.55     $10.24     $9.82          $9.44
                                                       -------------------------------------------------------------------
  (Loss) income from investment operations
  Net investment income..............................        .25          .62        .60       .64            .39
  Net (loss) gain on securities (both realized and
    unrealized)......................................       (.39)       (1.25)      (.68)      .48            .43
                                                       -------------------------------------------------------------------
        Total from investment operations.............       (.14)        (.63)      (.08)     1.12            .82
                                                       -------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income.......................        .25          .61        .60       .70            .39
    In excess of net investment income...............         --           --        .01        --            .05
                                                       -------------------------------------------------------------------
    Total distributions..............................        .25          .61        .61       .70            .44
                                                       -------------------------------------------------------------------
Net asset value, end of period.......................     $ 7.92        $8.31     $ 9.55    $10.24          $9.82
                                                       -------------------------------------------------------------------
                                                       -------------------------------------------------------------------
Total return(%)......................................      (1.76)(b)    (6.81)(c)   (.81)(c) 11.11(c)        8.81(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............     $2,929       $3,928    $11,266    $6,580          $ 618
Ratio of expenses to average net assets(%)...........       2.51(d)      2.26       2.12      2.20           2.35(d)
Ratio of net investment income to average net
  assets(%)..........................................       5.99(d)      6.65       6.15      6.35           6.56(d)
Portfolio turnover rate(%)...........................          5           28         43        71             90

-----------------------------------------------------------------------------------------------------------
                                                     for the six      for the year      for the period
                                                     months ended        ended         January 20, 1998
                                                       June 30,         December        (commencement)
                   ADVISOR CLASS                     (unaudited)          31,          to December 31,
-----------------------------------------------------------------------------------------------------------
                                                         2000             1999               1998
SELECTED PER SHARE DATA                              ------------------------------------------------------
Net asset value, beginning of period...............     $ 8.28           $ 9.54             $10.28
                                                     ------------------------------------------------------
  Loss from investment operations
  Net investment income............................        .29              .67                .69
  Net loss on securities (both realized and
    unrealized)....................................       (.38)           (1.24)              (.72)
                                                     ------------------------------------------------------
  Total from investment operations.................       (.09)            (.57)              (.03)
                                                     ------------------------------------------------------
  Less distributions
  Dividends
    From net investment income.....................        .29              .67                .69
    In excess of net investment income.............         --              .02                .02
                                                     ------------------------------------------------------
    Total distributions............................        .29              .69                .71
                                                     ------------------------------------------------------
Net asset value, end of period.....................     $ 7.90           $ 8.28             $ 9.54
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
Total return(%)....................................      (1.15)(b)        (6.21)(c)           (.30)(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........     $  245           $  332             $  347
Ratio of expenses to average net assets(%).........       1.55(d)          1.43               1.11(d)
Ratio of net investment income to average net
  assets(%)........................................       6.95(d)          7.49               7.16(d)
Portfolio turnover rate(%).........................          5               28                 43

(a) Net Investment income is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Total return does not reflect a sales charge.
(d) Annualized

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY BOND FUND
--------------------------------------------------------------------------------

10

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Bond Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Corporate actions on foreign securities are recorded on the ex date. If such information is not available on the ex date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 2000, the interest rate was 6.0%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryover of approximately $14,806,000 as of December 31, 1999 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $2,215,000 in 2003, $365,000 in 2006 and $12,226,000 in 2007.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared monthly. Distributions from capital gain, if any, are declared in December.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities. As a result, Net investment income and Net realized loss on investments may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the first $100 million in average net assets, and .50% of average net assets in excess of $100 million.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. As compensation for these services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $3,334.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $76,897, $118,446, and $16,686, for Class A, Class B and Class C, respectively, are reflected as

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              11

12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $77,184, $35,616, $4,749 and $465, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.
4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                           SIX MONTHS ENDED
                             JUNE 30, 2000                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1999
----------------------------------------------------------------------------
CLASS A                  SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................   2,284,548   $ 18,264,079    3,068,442   $ 27,762,931
Issued on
 reinvestment of
 distributions.......     149,420      1,209,838      443,025      3,925,441
Repurchased..........  (3,559,013)   (28,792,390)  (6,632,340)   (59,516,483)
                       ----------   ------------   ----------   ------------
Net decrease.........  (1,125,045)  $ (9,318,473)  (3,120,873)  $(27,828,111)
                       ==========   ============   ==========   ============

                           SIX MONTHS ENDED
                             JUNE 30, 2000                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1999
----------------------------------------------------------------------------
CLASS B                  SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................     240,605   $  1,963,692    1,149,199   $ 10,430,940
Issued on
 reinvestment of
 distributions.......      31,470        254,809      106,758        944,576
Repurchased..........  (1,034,607)    (8,412,765)  (2,352,740)   (20,936,455)
                       ----------   ------------   ----------   ------------
Net decrease.........    (762,532)  $ (6,194,264)  (1,096,783)  $ (9,560,939)
                       ==========   ============   ==========   ============

                           SIX MONTHS ENDED
                             JUNE 30, 2000                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1999
----------------------------------------------------------------------------
CLASS C                  SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................     144,317   $  1,187,358      147,492   $  1,322,066
Issued on
 reinvestment of
 distributions.......       3,596         29,204       13,078        116,032
Repurchased..........    (250,937)    (2,048,782)    (866,732)    (7,831,025)
                       ----------   ------------   ----------   ------------
Net decrease.........    (103,024)  $   (832,220)    (706,162)  $ (6,392,927)
                       ==========   ============   ==========   ============

                           SIX MONTHS ENDED
                             JUNE 30, 2000                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1999
----------------------------------------------------------------------------
ADVISOR CLASS            SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................       6,492   $     52,202       31,292   $    277,077
Issued on
 reinvestment of
 distributions.......         903          7,320        1,794         15,700
Repurchased..........     (16,473)      (133,467)     (29,292)      (267,282)
                       ----------   ------------   ----------   ------------
Net (decrease)/
 increase............      (9,078)  $    (73,945)       3,794   $     25,495
                       ==========   ============   ==========   ============

03IBFX063000

                       [LOGO] IVY FUNDS(R)
                              EMBRACING THE WORLD


                             IVY CHINA REGION FUND

SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


IVY MANAGEMENT, INC.

Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000

BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe


OFFICERS

Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer


LEGAL COUNSEL

Dechert Price & Rhoads
Boston, Massachusetts


CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts


TRANSFER AGENT

Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472


AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida


DISTRIBUTOR

Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com
[IVY MACKENZIE LOGO]

                              MARKET PERSPECTIVE

[PHOTO]

The Fund's goal: to provide long-term capital growth by investing in the equity securities of companies and countries that are expected to benefit from the economic development and growth of the China Region.

Ivy China Region Fund is managed by Ivy's International Equity team. The following is an interview with team member and Asian equity specialist Michelle Chan.

Q: MICHELLE, HOW WAS THE PERFORMANCE OF THE CHINA REGION IN THE FIRST HALF OF 2000?

A: Supported by an underlying economic recovery, the China region markets
-- Hong Kong, China, Taiwan and Korea -- continued an upward trend during the first half of 2000, although volatility did increase. As in the rest of the world, technology, media and telecommunication (TMT) stocks in the region performed well for most of the first quarter, but experienced a sell-off in March. The Hong Kong market, where the Fund has 62% of its assets, has become very correlated with the technology-heavy NASDAQ. When the stocks in that index declined in the spring, Hong Kong TMT stocks quickly followed. After the "high-tech fever" cooled down, however, the Hong Kong market was dominated more by concern over continuing interest rate increases in the US. Hong Kong's currency is pegged to the dollar, and an interest rate increase in the US is inevitably followed by an interest rate increase in Hong Kong. The Taiwanese market experienced quite a bit of volatility prior to its recent presidential elections. Political issues during the presidential campaign and controversy on the mainland led to substantial nervousness and a sell-off in the Taiwanese market. The new government, however, seems to be conciliatory on issues that affect Mainland China, which we believe is a good sign.

Q: WHAT'S BEEN HAPPENING IN MAINLAND CHINA?

A: Although it places restrictions on foreign investors, Mainland China has been the fastest growing market in Asia. It is up approximately 40% year to date. Our research shows strong economic data coming out of China -- favorable export growth, a trade surplus and a recovery in domestic consumption.

Other factors are also positive. The Chinese government seems committed to accelerating reforms and reducing the role of the state-owned sector in the economy. As a result, it is privatizing many companies and opening them to foreign investment. Currently, the state-owned sector is less than 40% of the total economy. Of course, revitalizing the state-owned sector will take time. But in the coastal regions -- where most of the wealth is centered -- China has already done a fantastic job of encouraging an entrepreneurial spirit, which bodes well for the rest of the country.

The normalization of China's trade relationship with the US and China's imminent entry into the World Trade Organization should greatly benefit the entire region. Mainland China could benefit because current trade quotas -- which

IVY CHINA REGION FUND


limit China's textile exports to the US -- may be lifted. If China's external trading activity increases dramatically, and we believe that it will, it should directly benefit Hong Kong, since Hong Kong has always been a conduit between China and the rest of the world for trade and financial activity. Taiwan is now playing a major manufacturing role for multinational electronic companies, so it too should benefit if it outsources its lower-end manufacturing to China and takes advantage of China's cheaper labor market. We believe that all these factors should be positive for equity markets in this region.

Q: ARE THERE ANY OTHER EXCITING DEVELOPMENTS OCCURRING IN THE REGION?

A: Yes. Hong Kong is now going through a structural change, expanding from its role as service provider for mainland importers and exporters to a more information-based economy. Throughout Hong Kong, many companies are either implementing the latest technology or diversifying into new high-tech areas. Hong Kong is still an international center of finance, but it is also growing into the information services center for all of Asia. It has skilled labor, an educated labor force and China's huge consumer market right in its backyard.

             "THE COMBINATION OF HONG KONG'S STATUS AS A REGIONAL
           TRADING AND FINANCIAL CENTER, TAIWAN'S FOCUS ON HIGH-TECH
             MANUFACTURING AND CHINA'S LOW-COST LABOR AND CONSUMER
            MARKET COULD SUSTAIN A VERY DYNAMIC REGIONAL ECONOMY."

Outside of Japan, the largest concentration of electronics companies is now in Taiwan and Korea. Taiwan is continuing its role as Asia's high-tech manufacturing center, and it is continually enhancing its value in this area. In fact, Japan is now starting to outsource more of its manufacturing of electronics products to Taiwan. While Taiwan tends to have smaller companies, Korea is dominated more by large conglomerates, many of which are now restructuring. Korean companies are working hard to eliminate debt and attract foreign investors. There is also a new focus on shareholder value and bottom-line profitability, which we believe is positive for the markets.

Q: HOW WAS IVY CHINA REGION FUND POSITIONED TO BENEFIT FROM THESE TRENDS?

A: As we mentioned, this region, particularly Taiwan, has many world-class electronics companies. In our view, the short-term political uncertainty in Taiwan made the prices of these stocks -- which are already trading at low valuations compared with their global peers -- even more attractive, so we increased the Fund's holdings in this sector. We have also been restructuring the Fund's Hong Kong holdings, divesting financial stocks that are very sensitive to interest rates. Because the interest rate outlook in the US is still uncertain, and Hong Kong's market is so closely tied to US interest rates, we're trying to limit the Fund's exposure to these stocks in favor of ones with less interest rate sensitivity.

We also took advantage of lower share prices after the global technology sell-off to add stocks to the Fund that we believe offer good value, such as China Mobile and Korea's SK Telecom.

Q: IN THE PAST, THE FUND WAS MANAGED IN A VALUE STYLE.  WILL THAT CHANGE?

A: Yes. We're now taking a more flexible approach, blending growth and value to take advantage of more investment opportunities. This strategy allows us to target the more growth-oriented technology and telecommunications stocks. That's important, because in this region we see a lot of opportunity coming from these sectors.

Q: WHAT IS YOUR LONG-TERM OUTLOOK FOR THE CHINA REGION MARKETS?

A: We think the stellar growth in the China region will continue to offer very good investment opportunities. The combination of Hong Kong's status as a regional trading and financial center, Taiwan's focus on manufacturing high-tech products and China's low-cost labor and consumer market could sustain a very dynamic regional economy. Although we expect bumps in the road due to political events and the region's sensitivity to external factors (such as US interest rates), we are very positive on the China region market and its strong economic recovery.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               3

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES -- 95.8%              SHARES        VALUE
--------------------------------------------------------------
CHINA -- 12.9%
China Unicom Limited(a)..............    366,000   $   777,072
Nanjing Panda Electronics Co.,
  Ltd.(a)............................  1,222,000       438,946
Qingling Motors Company -- H
  Shares.............................  3,614,000       417,266
Shanghai Worldbest Co., Ltd..........  1,246,800       381,521
Shenzhen Konka Electronics Group
  Ltd. -- Class B....................    312,000       321,405
                                                   -----------
                                                     2,336,210
                                                   -----------
HONG KONG -- 61.9%
Asia Satellite Telecommunications
  Holdings Ltd.......................      4,000       137,000
Asia Satellite Telecommunications
  Holdings Ltd. ADR..................    100,000       341,884
Automated Systems Holdings Ltd.......    560,000       287,362
Cathay Pacific Airways...............    283,000       524,610
Cheung Kong Holdings Ltd.............    100,000     1,106,474
China Southern Airlines Company
  Limited............................  1,458,000       347,899
China Telecom (Hong Kong)
  Limited(a).........................    110,000       970,169
Citic Pacific Ltd....................    150,000       785,115
Cosco Pacific Limited................    326,000       257,202
Dah Sing Financial Group.............    112,000       451,159
Guangdong Kelon Electrical Holdings
  Co. Ltd. -- H. Shares..............    523,000       283,472
Hang Seng Bank.......................     20,900       198,408
Hong Kong & China Gas Company Ltd....    188,179       211,233
HSBC Holdings plc....................     75,600       863,165
Hutchison Whampoa Limited............     78,000       980,625
Li & Fung Ltd........................    199,600       998,636
Orient Overseas International Ltd....    353,000       177,745
Sun Hung Kai Properties Ltd..........     64,800       465,527
Swire Pacific Ltd....................     65,500       383,167
VTech Holdings Limited(a)............    108,000       408,722

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITIES                       SHARES        VALUE
Wharf Holdings Ltd...................    278,000   $   497,509
Wing Hang Bank Limited...............    205,000       510,197
                                                   -----------
                                                    11,187,280
                                                   -----------
SOUTH KOREA -- 13.5%
Hyundai Motor Company Ltd............     14,181       181,875
Pohang Iron & Steel Company Ltd......      2,000       176,475
Samsung Electronics..................      2,564       848,544
Shinhan Bank.........................     26,840       252,756
SK Telecom Co., Ltd..................      2,981       975,853
                                                   -----------
                                                     2,435,503
                                                   -----------
TAIWAN -- 7.5%
Compal Electronics Inc...............    172,998       424,084
Hon Hai Precision Industry Co.,
  Ltd................................     49,000       442,287
Taiwan Semiconductor Manufacturing
  Company............................    104,064       493,306
                                                   -----------
                                                     1,359,677
                                                   -----------
TOTAL INVESTMENTS -- 95.8%
  (Cost -- $13,207,493)(b)...........               17,318,670
OTHER ASSETS, LESS
  LIABILITIES -- 4.2%................                  749,047
                                                   -----------
NET ASSETS -- 100%...................              $18,067,717
                                                   ===========
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At June 30, 2000, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 4,809,744
    Gross unrealized depreciation...............      (698,567)
                                                   -----------
        Net unrealized appreciation.............   $ 4,111,177
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $7,566,185 and $8,891,822,
respectively, for the period ended June 30, 2000.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY CHINA REGION FUND
--------------------------------------------------------------------------------

4

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $13,207,493)......  $17,318,670
Cash........................................................      645,819
Receivables
  Investments sold..........................................       35,305
  Fund shares sold..........................................        7,148
  Dividends and interest....................................       84,208
  Manager for expense reimbursement.........................       22,352
Other assets................................................       10,129
                                                              -----------
    Total assets............................................   18,123,631
                                                              -----------
LIABILITIES
Payables
  Management fee............................................       15,157
  12b-1 service and distribution fees.......................        1,889
  Other payables to related parties.........................       11,132
Accrued expenses............................................       27,736
                                                              -----------
    Total liabilities.......................................       55,914
                                                              -----------
NET ASSETS..................................................  $18,067,717
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($10,841,779/1,175,768 shares outstanding)................  $      9.22
                                                              ===========
Maximum offering price per share ($9.22 X 100/94.25)*.......  $      9.78
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($6,424,669/707,616 shares outstanding).............  $      9.08
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($737,041/80,950 shares outstanding)................  $      9.10
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($64,228/7,039 shares outstanding)..................  $      9.12
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $22,036,841
  Accumulated net investment loss on investments and foreign
    currency transactions...................................   (8,217,281)
  Undistributed net investment income.......................      136,990
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    4,111,167
                                                              -----------
NET ASSETS..................................................  $18,067,717
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $9,396 of foreign taxes withheld........            $   348,443
  Interest..................................................                 24,720
                                                                        -----------
                                                                            373,163
                                                                        -----------
EXPENSES
  Management fee............................................  $94,662
  Transfer agent............................................   45,935
  Administrative services fee...............................    9,466
  Custodian fees............................................   33,451
  Blue Sky fees.............................................   15,613
  Auditing and accounting fees..............................   13,084
  Shareholder reports.......................................    9,805
  Fund accounting...........................................   18,556
  Trustees' fees............................................    2,976
  12b-1 service and distribution fees.......................   51,594
  Legal.....................................................   13,881
  Other.....................................................    1,862
                                                                        -----------
                                                                            310,885
  Expenses reimbursed by Manager............................                (74,712)
                                                                        -----------
      Net expenses..........................................                236,173
                                                                        -----------
NET INVESTMENT INCOME.......................................                136,990
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................             (1,432,326)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................              1,539,889
                                                                        -----------
      Net gain on investments...............................                107,563
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $   244,553
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY CHINA REGION FUND
--------------------------------------------------------------------------------

6

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                              ------------   ------------
                                                                  2000           1999
                                                              ------------   ------------
                                                              (UNAUDITED)
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $   136,990    $   135,562
  Net realized (loss) gain on investments and foreign
    currency transactions...................................   (1,432,326)       924,189
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................    1,539,889      6,328,151
                                                              -----------    -----------
      Net increase resulting from operations................      244,553      7,387,902
                                                              -----------    -----------
Class A distributions
  Dividends from net investment income......................           --       (116,226)
  Distributions from capital gain...........................           --         (9,904)
                                                              -----------    -----------
      Total distributions to Class A shareholders...........           --       (126,130)
                                                              -----------    -----------
Class B distributions
  Dividends from net investment income......................           --        (17,335)
  Distributions from capital gain...........................           --         (6,000)
                                                              -----------    -----------
      Total distributions to Class B shareholders...........           --        (23,335)
                                                              -----------    -----------
Class C distributions
  Dividends from net investment income......................           --           (944)
  Distributions from capital gain...........................           --           (623)
                                                              -----------    -----------
      Total distributions to Class C shareholders...........           --         (1,567)
                                                              -----------    -----------
Advisor Class distributions
  Dividends from net investment income......................           --         (4,321)
  Distributions from capital gain...........................           --           (236)
                                                              -----------    -----------
      Total distributions to Advisor Class shareholders.....           --         (4,557)
                                                              -----------    -----------
Fund share transactions (Note 5)
  Class A...................................................   (2,126,567)      (759,913)
  Class B...................................................   (1,093,553)    (1,087,549)
  Class C...................................................      (44,666)      (217,633)
  Advisor Class.............................................     (247,663)       313,989
                                                              -----------    -----------
      Net decrease resulting from Fund share transactions...   (3,512,449)    (1,751,106)
                                                              -----------    -----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (3,267,896)     5,481,207
NET ASSETS
  Beginning of period.......................................   21,335,613     15,854,406
                                                              -----------    -----------
  END OF PERIOD.............................................  $18,067,717    $21,335,613
                                                              ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $   136,990    $        --
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------------
                                                      for the six
                                                      months ended
                                                        June 30,
                      CLASS A                         (unaudited)                 for the year ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                          2000          1999       1998        1997        1996        1995
SELECTED PER SHARE DATA                               ---------------------------------------------------------------------------
Net asset value, beginning of period................    $  9.15        $ 6.30     $  8.04     $ 10.30     $  8.58     $  8.61
                                                      ---------------------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income(a)..........................        .04           .08         .13         .02(f)      .03         .14
  Net gain (loss) on securities (both realized and
    unrealized).....................................        .03          2.86       (1.78)      (2.28)(f)    1.74        (.01)
                                                      ---------------------------------------------------------------------------
  Total from investment operations..................        .07          2.94       (1.65)      (2.26)       1.77         .13
                                                      ---------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income......................         --           .08         .09          --         .03         .14
    In excess of net investment income..............         --            --          --          --         .02          --
  Distributions
    From capital gain...............................         --           .01          --          --          --          --
    In excess of capital gain.......................         --            --          --          --          --         .02
                                                      ---------------------------------------------------------------------------
    Total distributions.............................         --           .09         .09          --         .05         .16
                                                      ---------------------------------------------------------------------------
Net asset value, end of period......................    $  9.22        $ 9.15     $  6.30     $  8.04     $ 10.30     $  8.58
                                                      ===========================================================================
Total return(%).....................................        .77(b)      46.72(c)   (20.56)(c)  (21.94)(c)   20.50(c)     1.59(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............    $10,842        $12,738    $ 9,061     $12,020     $15,290     $12,855
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).....................       2.19(e)       2.19        2.30        2.44        2.20        2.20
  Without expense reimbursement(%)..................       2.98(e)       2.84        2.86        2.51        2.48        2.73
Ratio of net investment income to average net
  assets(%)(a)......................................       1.75(e)       1.01        1.60         .28         .32        1.61
Portfolio turnover rate(%)..........................         42            23          56          20          22          25

-----------------------------------------------------------------------------------------------------------------------------
                                                      for the six
                                                      months ended
                                                        June 30,
                      CLASS B                         (unaudited)               for the year ended December 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                          2000          1999       1998       1997       1996       1995
SELECTED PER SHARE DATA                               -----------------------------------------------------------------------
Net asset value, beginning of period................    $  9.04        $ 6.24     $ 7.96     $10.28     $ 8.58     $ 8.61
                                                      -----------------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...................        .02           .02        .05       (.04)(f)   (.04)       .08
  Net gain (loss) on securities (both realized and
    unrealized).....................................        .02          2.81      (1.73)     (2.28)(f)   1.74       (.02)
                                                      -----------------------------------------------------------------------
  Total from investment operations..................        .04          2.83      (1.68)     (2.32)      1.70        .06
                                                      -----------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income......................         --           .02        .04         --         --        .08
    In excess of net investment income..............         --            --         --         --         --        .01
  Distributions from capital gain...................         --           .01         --         --         --         --
                                                      -----------------------------------------------------------------------
    Total distributions.............................         --           .03        .04         --         --        .09
                                                      -----------------------------------------------------------------------
Net asset value, end of period......................    $  9.08        $ 9.04     $ 6.24     $ 7.96     $10.28     $ 8.58
                                                      =======================================================================
Total return(%).....................................        .44(b)      45.33(c)  (21.04)(c) (22.57)(c)  19.67(c)     .83(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............    $ 6,425        $7,508     $6,080     $7,893     $8,995     $6,905
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).....................       2.96(e)       2.97       3.08       3.17       2.95       2.95
  Without expense reimbursement(%)..................       3.75(e)       3.62       3.64       3.24       3.23       3.48
Ratio of net investment income (loss) to average net
  assets(%)(a)......................................        .99(e)        .24        .82       (.45)      (.43)       .86
Portfolio turnover rate(%)..........................         42            23         56         20         22         25

    The accompanying notes are an integral part of the financial statement.

8

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------------
                                                      for the six                                             for the period
                                                      months ended                                            April 30, 1996
                                                        June 30,               for the year ended             (commencement)
                      CLASS C                         (unaudited)                 December 31,                to December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                          2000           1999         1998         1997            1996
SELECTED PER SHARE DATA                               ---------------------------------------------------------------------------
Net asset value, beginning of period................    $  9.07        $   6.25     $   7.94     $  10.24         $ 9.44
                                                      ---------------------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...................        .01             .02          .08         (.03)(f)         --
  Net gain (loss) on securities (both realized and
    unrealized).....................................        .02            2.82        (1.75)       (2.27)(f)        .89
                                                      ---------------------------------------------------------------------------
  Total from investment operations..................        .03            2.84        (1.67)       (2.30)           .89
                                                      ---------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income......................         --             .01          .02           --             --
    In excess of net investment income..............         --              --           --           --            .09
  Distributions from capital gain...................         --             .01           --           --             --
                                                      ---------------------------------------------------------------------------
    Total distributions.............................         --             .02          .02           --            .09
                                                      ---------------------------------------------------------------------------
Net asset value, end of period......................    $  9.10        $   9.07     $   6.25     $   7.94         $10.24
                                                      ===========================================================================
Total return(%).....................................        .33(b)        45.41(c)    (21.02)(c)   (22.46)(c)       9.39(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............    $   737        $    776     $    704     $  1,129         $  449
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).....................       3.16(e)         3.03         2.98         3.05           2.71(e)
  Without expense reimbursement(%)..................       3.95(e)         3.68         3.54         3.12           2.99(e)
Ratio of net investment income (loss) to average net
  assets(%)(a)......................................        .79(e)          .18          .92         (.33)          (.19)(e)
Portfolio turnover rate(%)..........................         42              23           56           20             22

--------------------------------------------------------------------------------------------------------------
                                                       for the six                         for the period
                                                       months ended     for the year      February 10,1998
                                                         June 30,           ended          (commencement)
                    ADVISOR CLASS                      (unaudited)      December 31,      to December 31,
--------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                    2000             1999                1998
                                                       -------------------------------------------------------
Net asset value, beginning of period.................     $ 9.03           $ 6.27              $ 7.89
                                                       -------------------------------------------------------
  Income (loss) from investment operations
  Net investment income(a)...........................        .06              .04                 .08
  Net gain (loss) on securities (both realized and
    unrealized)......................................        .03             2.86               (1.62)
                                                       -------------------------------------------------------
  Total from investment operations...................        .09             2.90               (1.54)
                                                       -------------------------------------------------------
  Less distributions
  Dividends from net investment income...............         --              .13                 .08
  Distributions from capital gain....................         --              .01                  --
                                                       -------------------------------------------------------
    Total distributions..............................         --              .14                 .08
                                                       -------------------------------------------------------
Net asset value, end of period.......................     $ 9.12           $ 9.03              $ 6.27
                                                       =======================================================
Total return(%)......................................       1.00(b)         46.29(c)           (19.56)(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............     $   64           $  313              $   10
Ratio of expenses to average net assets(d)
  With expense reimbursement(%)......................       1.72(e)          1.79                2.92(e)
  Without expense reimbursement(%)...................       2.51(e)          2.44                3.48(e)
Ratio of net investment income to average net
  assets(%)(a).......................................       2.22(e)          1.42                 .98(e)
Portfolio turnover rate(%)...........................         42               23                  56

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Total return does not reflect a sales charge.
(d) From 1995 to 1998, total expenses include fees paid indirectly, if any, through an offset arrangement.
(e) Annualized
(f) Based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                               9

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy China Region Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryover of approximately $6,282,000 as of December 31, 1999, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $264,000 in 2002, $203,000 in 2003, $1,033,000 in 2004, $416,000 in 2005, $4,238,000 in 2006 and
$128,000 in 2007.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gain, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities and certain securities sold at a loss. As a result, Net investment income and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY CHINA REGION FUND
--------------------------------------------------------------------------------

10

character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of the Fund's average net assets.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $3,750.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $13,902, $33,978 and $3,714, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $26,310, $16,704, $2,571 and $350, for Class A, Class B, Class C and Advisor Class respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF CREDIT RISK

The Fund primarily invests in equity securities of companies in the China region. Therefore, the Fund is more susceptible to factors adversely affecting securities within the China region than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C, and Advisor Class were as follows:

                           SIX MONTHS ENDED
                             JUNE 30, 2000                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1999
----------------------------------------------------------------------------
CLASS A                  SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................     937,403   $  8,377,775    2,892,229   $ 19,961,432
Issued on
 reinvestment of
 distributions.......          --             --       12,715        113,544
Repurchased..........  (1,154,353)   (10,504,342)  (2,949,520)   (20,834,889)
                       ----------   ------------   ----------   ------------
Net decrease.........    (216,950)  $ (2,126,567)     (44,576)  $   (759,913)
                       ==========   ============   ==========   ============

                           SIX MONTHS ENDED
                             JUNE 30, 2000                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1999
----------------------------------------------------------------------------
CLASS B                  SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................      27,968   $    251,647      147,314   $  1,099,716
Issued on
 reinvestment of
 distributions.......          --             --        1,988         17,556
Repurchased..........    (151,219)    (1,345,200)    (293,462)    (2,204,821)
                       ----------   ------------   ----------   ------------
Net decrease.........    (123,251)  $ (1,093,553)    (144,160)  $ (1,087,549)
                       ==========   ============   ==========   ============

                           SIX MONTHS ENDED
                             JUNE 30, 2000                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1999
----------------------------------------------------------------------------
CLASS C                  SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................      15,162   $    134,650       64,217   $    459,612
Issued on
 reinvestment of
 distributions.......          --             --          105            930
Repurchased..........     (19,789)      (179,316)     (91,400)      (678,175)
                       ----------   ------------   ----------   ------------
Net decrease.........      (4,627)  $    (44,666)     (27,078)  $   (217,633)
                       ==========   ============   ==========   ============

                           SIX MONTHS ENDED
                             JUNE 30, 2000                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1999
----------------------------------------------------------------------------
ADVISOR CLASS            SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................      21,329   $    189,312      123,402   $  1,090,855
Issued on
 reinvestment of
 distributions.......          --             --          478          4,224
Repurchased..........     (48,939)      (436,975)     (90,832)      (781,090)
                       ----------   ------------   ----------   ------------
Net (decrease)/
 increase............     (27,610)  $   (247,663)      33,048   $    313,989
                       ==========   ============   ==========   ============

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

03ICRF063000

                       [LOGO] IVY FUNDS(R)
                              EMBRACING THE WORLD

                     IVY GLOBAL SCIENCE & TECHNOLOGY FUND

SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000


BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe


OFFICERS

Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer


LEGAL COUNSEL

Dechert Price & Rhoads
Boston, Massachusetts


CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts


TRANSFER AGENT

Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472


AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida


DISTRIBUTOR

Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com

[IVY MACKENZIE LOGO]


                              MARKET PERSPECTIVE

[PHOTO]

The Fund's goal: to provide long-term capital growth by investing primarily in the common stock of companies that are expected to benefit from the development, advancement and/or use of science and technology.

An interview with James W. Broadfoot III, President of Ivy Management, Inc. and portfolio manager of Ivy Global Science & Technology Fund.

Q: JIM, CAN YOU COMMENT ON THE TECHNOLOGY MARKET IN THE FIRST HALF OF THE YEAR?

A: Technology stocks experienced a great deal of volatility in the first half of 2000. They performed very well during the first two and a half months of the first quarter, but saw a sharp sell-off in March. In retrospect, technology stocks were chased to unsustainable levels, partly by the influx of day traders and the market's enthusiasm over this sector. Since the sell-off, we've had a relatively strong rebound off those lows.

One of the issues that investors have been grappling with since the technology sell-off is valuation. In other words, how do you accurately value these companies, given the fact that many of them don't yet have earnings? Investors have increasingly accepted the notion that technology stocks should be valued based on revenues rather than earnings. However, paying high share prices for companies without earnings or cash flow carries strong risk.
We believe it is earnings that ultimately count.

The extremely high growth rate of many technology companies has also made valuation difficult. Today, many technology companies are growing 30%, 40% or 50% on a sequential quarterly basis. Not too long ago, that was considered a strong growth rate on an annual basis. So we're seeing young companies that are doubling in size in three quarters, when previously that would have taken three years. All of this has made it difficult for investors to value these stocks, and as a result, many of them became highly overvalued before the sell-off.

The future of Microsoft was also an issue in the first half of 2000. After ruling that the company violated US antitrust laws, US District Judge Thomas Penfield Jackson ordered that Microsoft be split into two companies (operating systems and applications). The courts must also rule on the restrictions that seek to rein in Microsoft's aggressive business tactics. Even if these restrictions are never enforced, we believe that the ongoing investigation by the Department of Justice has clearly made Microsoft less assertive than it would have been had it not been under the government's microscope.

The government and the courts, however, move more slowly than the technology markets. We believe the company would be less dominant today than it was a couple of years ago even if the government had not acted. Because of the Internet, we no longer live in a PC-centric world, but in a network-centric world. We are already seeing a proliferation of non-PC computing devices -- mobile phones,

IVY GLOBAL SCIENCE & TECHNOLOGY FUND


personal digital assistants, TV set-top boxes, and video games -- that do not use Microsoft software. So while Microsoft will remain a major player in the technology landscape, we do not believe it will ever be as dominant as it once was.

As for interest rates, we may not have seen the end of increases by the Federal Reserve. But if the Federal Reserve does limit future interest rate hikes, it could be good news for high-valuation growth stocks, such as the majority of technology stocks. Investment opportunities with a large potential return in the future are generally worth more as interest rates decline.

Despite recent volatility, we believe that the fundamentals for technology and Internet stocks remain strong. Generally, revenue growth of technology companies declines sequentially from the fourth quarter of one year to the first quarter of the next, with a lot of negative earnings surprises at the beginning of the year. This happens for a number of reasons. On the consumer side, the Christmas season is the big buying time for computers and consumer electronics. And most corporate purchasing of technology peaks in the fourth quarter as information technology managers are forced to "use or lose" their budgets. Yet despite this traditional weakness in the first quarter, this year's first quarter showed very strong revenue growth and positive earnings.

          "IN OUR VIEW, WE'RE JUST AT THE BEGINNING OF A REVOLUTION IN
           INTERNET AND WIRELESS TECHNOLOGY, AND WE BELIEVE THAT THIS
             OFFERS A LOT OF OPPORTUNITY FOR LONG-TERM INVESTORS."


Q: DID THE VOLATILITY IN TECHNOLOGY STOCKS CAUSE YOU TO MAKE ANY MAJOR CHANGES TO THE FUND?

A: We focus more on solid fundamentals and strong earnings than market behavior, so we didn't make any dramatic changes to the Fund. In general, we look for companies with strong balance sheets that may help them weather market overreactions. And because we find that companies don't have access to funding through the stock market the way they did a few months ago, we do a thorough review process to ensure that all of the companies in which the Fund is invested can execute their business plans without being overreliant on the capital markets for funding.

Q: WHAT DEVELOPMENTS DOES YOUR RESEARCH INDICATE LOOK PROMISING AS WE MOVE
AHEAD?

A: We see a number of opportunities as we move into the second half of the year. For example, we're continuing our focus on companies involved with Internet infrastructure. Many businesses worldwide -- from the largest Fortune 500 and Global 2000 companies to the smaller telecommunications firms, Internet service providers and "dot-coms" -- are investing heavily in Internet-related hardware and software, and we believe that companies that deliver these products and services are well positioned. This includes networking hardware companies such as Cisco Systems as well as:

         - companies such as Ariba and Commerce One that are enabling business-to-business e-commerce;

         - companies such as Inktomi and CacheFlow that are improving the performance of the Internet by "caching," or storing data closer to the users that request it;

         - companies such as BEA Systems that provide Web application servers;

         - companies such as Vignette that produce the associated software used to personalize Web-sites and manage changing content; and

         - companies such as VeriSign that provide electronic security, which is becoming more important as e-commerce grows and organizations attach internal networks to the Internet.

We also think that components suppliers -- particularly photonics firms specializing in optical components for fiber optic communications backbones -- and companies that provide high-speed communications semiconductors are well positioned to benefit from Internet infrastructure spending.

In the wireless area, we're particularly interested in what we call "real estate companies for the new economy." These are companies such as Crown Castle that rent space on communications towers to cellular providers or other communications companies. We believe that this is a highly leveraged business model that will benefit greatly from the continued growth in wireless usage, particularly wireless Internet access.

We also think that analog semiconductor companies offer attractive opportunities for growth. Analog semiconductors have some kind of interface with real world information, such as playing a digitized sound file or processing a voice. Barriers to entry in this field are very high. There is a limited amount of analog engineers, and it takes several years to learn the trade. Companies specializing in this field also tend to be less capital-intensive, since they don't need the most cutting-edge manufacturing processes. This, combined with limited competition, in our view, makes analog semiconductors an attractive sector.

The Fund is also invested in general Internet stocks such as Yahoo! and America Online. A bit of a shakeout is occurring in this area right now -- due to funding difficulties, many consumer-related companies are finding it difficult to survive. When that shakeout finishes, we believe that industry leaders like Yahoo! and America Online will emerge even stronger than they are today.

In general, we believe that areas that have done well, such as optical and broadband networking, will continue to do well. We also think that personal computers may start to pick up again in the second half of 2000. Traditionally, this market is stronger at the end of the year, and the introduction of the first service pack for Windows 2000 will most likely drive PC demand among businesses. In addition, prices are coming down and Internet connections are improving. As we move ahead, Internet connections may be 20 to 50 times the current speed.

Q: WHAT CHARACTERISTICS DO YOU LOOK FOR IN TECHNOLOGY COMPANIES?

A: We focus on the leaders in the technology industry -- the firms that are gaining market share and delivering strong earnings growth. Our goal is to see that companies represented in the Fund's portfolio will generally be number one or number two in their niche, since many technology markets are winner-take-all. We try to invest in companies that have set some standard within their industry or that offer products with high switching costs, which helps retain customers. Finally, we look for businesses that have created barriers to entry due to well-differentiated products or a compelling proprietary technology.

Q: WHAT IS YOUR GENERAL OUTLOOK FOR THE REST OF THE YEAR?

A: We believe that volatility will continue in the technology sector, but not at the levels we saw in the second quarter of this year. Longer term, we're very bullish on technology and the Internet. In the US, over half of all capital spending now goes toward technology goods. The percentage of US investment dedicated to technology has increased steadily over the last several years. We believe this trend will continue for some time since many of the recent investments companies have made in Internet infrastructure and e-commerce have had very high and measurable results. In our view, we're just at the beginning of a revolution in Internet and wireless technology, and we believe that this offers a lot of opportunity for long-term investors.



The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
      EQUITY SECURITIES -- 93.8%         SHARES       VALUE
--------------------------------------------------------------
BUSINESS SERVICES -- 0.3%
Concord EFS, Inc(a)....................   16,050   $   417,300
                                                   -----------
COMMUNICATION TOWERS -- 3.7%
American Tower Corporation(a)..........   19,000       792,063
Crown Castle International Corp.(a)....   46,800     1,708,200
Pinnacle Holdings Inc.(a)..............   22,000     1,188,000
SBA Communications Corp.(a)............   16,000       831,000
                                                   -----------
                                                     4,519,263
                                                   -----------
COMPUTER EQUIPMENT & STORAGE -- 6.1%
Brocade Communications Systems,
  Inc.(a)..............................    5,600     1,027,513
EMC Corporation........................   17,200     1,323,325
Network Appliance, Inc.(a).............   27,500     2,213,750
PC-Tel, Inc.(a)........................   12,100       459,800
Qlogic Corporation(a)..................    9,200       607,775
Sun Microsystems, Inc.(a)..............   20,000     1,818,750
                                                   -----------
                                                     7,450,913
                                                   -----------
EDUCATIONAL SERVICES -- 0.8%
SmartForce Public Limited Company
  Sponsored ADR(a)(b)..................   21,300     1,022,400
                                                   -----------
ELECTRONIC COMMERCE -- 0.3%
Pegasus Systems, Inc.(a)...............   17,100       185,962
QRS Corporation(a).....................    6,200       152,288
                                                   -----------
                                                       338,250
                                                   -----------
ELECTRONIC MANUFACTURING SERVICES -- 3.1%
Flextronics International Ltd.(a)(b)...   21,400     1,469,912
Jabil Circuit, Inc.(a).................   21,500     1,066,938
Sanmina Corporation(a).................   12,000     1,026,000
Solectron Corporation(a)...............    4,600       192,625
                                                   -----------
                                                     3,755,475
                                                   -----------
INFORMATION SERVICES -- 2.3%
Dendrite International, Inc.(a)........   29,200       972,725
FactSet Research Systems Inc...........   19,500       550,875
Forrester Research, Inc.(a)............   16,000     1,165,000
Meta Group, Inc.(a)....................    8,100       155,925
                                                   -----------
                                                     2,844,525
                                                   -----------
INTERNET -- 17.7%
Accrue Software(a).....................   18,500       656,750
Active Software, Inc.(a)...............   16,000     1,243,000
America Online, Inc.(a)................   15,100       796,525
Ariba, Inc.(a).........................    7,900       774,570
BEA Systems, Inc.(a)...................   22,600     1,117,288
Broadvision, Inc.(a)...................   13,500       685,969
CheckFree Holdings Corporation(a)......   10,200       525,938
CMGI Inc.(a)...........................   11,600       531,425
CNET Networks, Inc.(a).................   13,500       331,594
Commerce One, Inc.(a)..................   10,000       453,906
Digex, Inc.(a).........................    6,900       468,769
Digital Insight Corporation(a).........   13,611       462,774
DoubleClick Inc.(a)....................    9,570       364,856
E.piphany, Inc.(a).....................    8,900       953,969
eBay Inc.(a)...........................   12,000       651,750
Entrust Technologies Inc.(a)...........    7,000       579,250
Exodus Communications, Inc.(a).........   21,600       994,950
F5 Networks, Inc.(a)...................   11,500       627,469
India Media, Internet and
  Communications Fund(a)(b)............  150,000       558,000

--------------------------------------------------------------
--------------------------------------------------------------
           EQUITY SECURITIES             SHARES       VALUE
InfoSpace.com, Inc.(a).................   12,600   $   696,150
Inktomi Corporation(a).................    4,600       543,950
London Pacific Group Limited
  Sponsored ADR(b).....................   46,100       599,300
Macromedia, Inc.(a)....................   10,200       986,212
Packeteer, Inc.(a).....................   24,500       713,563
RealNetworks, Inc.(a)..................   15,700       793,831
Stamps.com Inc.(a).....................   23,700       173,306
VeriSign, Inc.(a)......................   11,617     2,050,400
Vignette Corporation(a)................   12,400       644,994
WebTrends Corporation(a)...............   14,400       557,100
Yahoo! Inc.(a).........................    7,934       982,824
                                                   -----------
                                                    21,520,382
                                                   -----------
MISCELLANEOUS TECHNOLOGY -- 0.8%
Gemstar International Group Ltd.(a)....   15,200       934,088
                                                   -----------
NETWORK EQUIPMENT & SOFTWARE -- 8.5%
Cisco Systems, Inc.(a).................   42,000     2,669,625
Clarent Corporation(a).................   16,100     1,151,150
Concord Communications, Inc.(a)........   15,200       606,100
Extreme Networks, Inc.(a)..............   10,400     1,097,200
Micromuse Inc.(a)......................   12,600     2,085,103
Redback Networks Inc.(a)...............    4,300       765,400
SonicWall, Inc.(a).....................    6,900       607,631
Sycamore Networks, Inc.(a).............    5,700       629,138
TMP Worldwide Inc.(a)..................    7,900       583,119
Visual Networks, Inc.(a)...............    3,700       105,450
                                                   -----------
                                                    10,299,916
                                                   -----------
OPERATIONAL SUPPORT SYSTEMS -- 1.8%
Amdocs Limited(a)......................   11,600       890,300
DSET Corporation(a)....................   26,700       811,013
Metasolv Software, Inc.(a).............   12,000       528,000
                                                   -----------
                                                     2,229,313
                                                   -----------
SEMICONDUCTOR EQUIPMENT -- 5.1%
Applied Materials, Inc.(a).............   22,209     2,012,691
ASM Lithography Holding NV(a)(b).......   13,500       595,687
Credence Systems Corporation(a)........   11,500       634,656
KLA-Tencor Corporation(a)..............   18,400     1,077,550
Novellus Systems, Inc.(a)..............    6,900       390,281
Photronics, Inc.(a)....................    6,900       195,788
PRI Automation, Inc.(a)................    5,700       372,727
Teradyne, Inc.(a)......................   11,800       867,300
                                                   -----------
                                                     6,146,680
                                                   -----------
SEMICONDUCTORS -- 13.1%
Applied Micro Circuits
  Corporation(a).......................    8,600       849,250
Broadcom Corporation(a)................    3,800       831,963
Chartered Semiconductor Manufacturing
  Limited(a)(b)........................    7,400       666,000
Conexant Systems, Inc.(a)..............   13,900       675,887
Integrated Device Technology,
  Inc.(a)..............................   23,500     1,407,061
Intel Corporation......................    9,340     1,248,641
Intersil Holding Corporation(a)........   21,200     1,146,125
Linear Technology Corporation..........   11,800       754,463
LSI Logic Corporation(a)...............   23,500     1,271,938
Maxim Integrated Products, Inc.(a).....    9,600       652,200
Micrel, Inc.(a)........................   13,600       590,750
NETsilicon, Inc.(a)....................   21,400       700,850

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
         EQUITY SECURITIES             SHARES        VALUE
--------------------------------------------------------------
PMC-Sierra, Inc.(a)(b)..............      4,200   $    746,288
Power-One, Inc.(a)..................      4,800        546,900
RF Micro Devices, Inc.(a)...........      6,300        552,038
SanDisk Corporation(a)..............     14,600        893,337
Texas Instruments Inc...............     22,000      1,511,125
Xilinx, Inc.(a).....................     10,500        866,906
                                                  ------------
                                                    15,911,722
                                                  ------------
SOFTWARE -- 6.5%
Actuate Software Corporation(a).....     10,300        549,763
Mercury Interactive
  Corporation(a)....................     10,600      1,025,550
Microsoft Corporation(a)............     10,865        869,200
NetIQ Corporation(a)................      8,471        505,083
Oracle Corporation(a)...............     18,200      1,529,938
Peregrine Systems, Inc.(a)..........     15,600        541,125
Quest Software, Inc.(a).............     23,700      1,312,387
Symantec Corporation(a).............     12,600        679,613
Veritas Software Corp.(a)...........      7,900        892,823
                                                  ------------
                                                     7,905,482
                                                  ------------
SYSTEM INTEGRATORS -- 1.4%
AppNet, Inc.(a).....................     14,600        525,600
Concero, Inc.(a)....................     21,400        262,150
Razorfish Inc.(a)...................      9,400        150,987
Sapient Corporation(a)..............      7,700        823,419
                                                  ------------
                                                     1,762,156
                                                  ------------
TELECOMMUNICATION EQUIPMENT -- 15.5%
Advanced Fibre Communications,
  Inc.(a)...........................     24,000      1,087,500
ANTEC Corporation(a)................     13,700        569,406
Avanex Corporation(a)...............      4,900        467,950
Aware, Inc.(a)......................     18,200        930,475
CacheFlow Inc.(a)...................     13,400        824,938
CIENA Corporation(a)................      5,600        933,450
Comverse Technology, Inc.(a)........     14,000      1,302,000
Copper Mountain Networks, Inc.(a)...      8,300        731,438
Ditech Communications
  Corporation(a)....................     16,400      1,550,825
E-Tek Dynamics, Inc.(a).............      4,900      1,292,681
Gilat Satellite Networks Ltd.(a)....      5,000        346,875
JDS Uniphase Corporation(a).........     12,400      1,486,450
Motorola, Inc.......................     10,695        310,823
Next Level Communications,
  Inc.(a)...........................      4,700        403,025
Nokia Oyj Sponsored ADR(b)..........     30,400      1,518,100

--------------------------------------------------------------
--------------------------------------------------------------
         EQUITY SECURITIES             SHARES        VALUE
Nortel Networks Corporation(b)......     17,400   $  1,187,550
Scientific-Atlanta, Inc.............      5,400        402,300
SDL, Inc.(a)........................      7,700      2,195,943
Tut Systems, Inc.(a)................     23,100      1,325,362
                                                  ------------
                                                    18,867,091
                                                  ------------
TELECOMMUNICATION SERVICES -- 6.8%
Allegiance Telecom, Inc.(a).........     10,000        640,000
Cypress Communications, Inc.(a).....     28,000        203,000
ITXC Corp.(a).......................     17,800        630,231
McLeodUSA Incorporated(a)...........     74,523      1,541,694
Metromedia Fiber Network, Inc.(a)...     26,000      1,031,875
Nextel Communications, Inc.(a)......     13,200        807,675
NEXTLINK Communications, Inc.(a)....     24,300        921,881
Pac-West Telecomm, Inc.(a)..........     36,800        736,000
PSINet Inc.(a)......................     18,436        463,205
Rhythms NetConnections Inc.(a)......     15,000        188,437
VoiceStream Wireless
  Corporation(a)....................      6,300        732,670
WinStar Communications, Inc.(a).....     12,450        421,744
                                                  ------------
                                                     8,318,412
                                                  ------------
TOTAL INVESTMENTS -- 93.8%
  (Cost -- $67,282,846)(c)..........               114,243,368
OTHER ASSETS, LESS LIABILITIES --
  6.2%..............................                 7,513,675
                                                  ------------
NET ASSETS -- 100%..................              $121,757,043
                                                  ============
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Foreign security
(c) Cost is approximately the same
    for Federal income tax purposes.

OTHER INFORMATION:
At June 30, 2000, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..............   $ 54,050,814
    Gross unrealized depreciation..............     (7,090,292)
                                                  ------------
        Net unrealized appreciation............   $ 46,960,522
                                                  ============
Purchases and sales of securities other than short-term
obligations aggregated $55,058,469 and $36,135,629,
respectively, for the period ended June 30, 2000.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

6

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)


ASSETS
Investments, at value (identified cost -- $67,282,846)......  $114,243,368
Cash........................................................     8,228,834
Receivables
  Investments sold..........................................       258,376
  Fund shares sold..........................................       269,536
Deferred organization expenses..............................        12,490
Other assets................................................        15,826
                                                              ------------
    Total assets............................................   123,028,430
                                                              ------------
LIABILITIES
Payables
  Investments purchased.....................................     1,006,355
  Fund shares repurchased...................................        96,039
  Management fee............................................        96,530
  12b-1 service and distribution fees.......................        15,123
  Other payables to related parties.........................        35,148
Accrued expenses............................................        22,192
                                                              ------------
    Total liabilities.......................................     1,271,387
                                                              ------------
NET ASSETS..................................................  $121,757,043
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($52,521,018/1,032,226 shares outstanding)................  $      50.88
                                                              ============
Maximum offering price per share ($50.88 X 100/94.25)*......  $      53.98
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($48,072,030/966,448 shares outstanding)............  $      49.74
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($20,054,964/401,448 shares outstanding)............  $      49.96
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($1,109,031/21,805 shares outstanding)..............  $      50.86
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 66,510,007
  Undistributed net realized gain on investments............     9,386,396
  Accumulated net investment loss...........................    (1,099,882)
  Net unrealized appreciation on investments................    46,960,522
                                                              ------------
NET ASSETS..................................................  $121,757,043
                                                              ============
  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................             $    12,923
  Interest..................................................                 145,728
                                                                         -----------
                                                                             158,651
                                                                         -----------
EXPENSES
  Management fee............................................  $568,862
  Transfer agent............................................    94,848
  Administrative services fee...............................    56,886
  Custodian fees............................................    27,573
  Blue Sky fees.............................................    16,063
  Auditing and accounting fees..............................    13,308
  Shareholder reports.......................................    16,960
  Amortization of organization expenses.....................     5,988
  Fund accounting...........................................    50,803
  Trustees' fees............................................     4,577
  12b-1 service and distribution fees.......................   385,328
  Legal.....................................................    14,085
  Other.....................................................     3,252
                                                                         -----------
      Total expenses........................................               1,258,533
                                                                         -----------
NET INVESTMENT LOSS.........................................              (1,099,882)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments..........................               8,537,140
  Net change in unrealized appreciation on investments......              (6,742,266)
                                                                         -----------
      Net gain on investment transactions...................               1,794,874
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $   694,992
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

[Ivy Leaf Logo]
--------------------------------------------------------------------------------
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

8

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                              ------------   ------------
                                                                  2000           1999
                                                              ------------   ------------
                                                              (UNAUDITED)
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $ (1,099,882)  $(1,035,652)
  Net realized gain on investments..........................     8,537,140     9,009,362
  Net change in unrealized appreciation on investments......    (6,742,266)   40,021,044
                                                              ------------   -----------
      Net increase resulting from operations................       694,992    47,994,754
                                                              ------------   -----------
Distributions to shareholders from capital gain
  Class A...................................................            --    (2,818,813)
  Class B...................................................            --    (2,344,250)
  Class C...................................................            --    (1,216,600)
  Advisor Class.............................................            --       (12,840)
                                                              ------------   -----------
      Total distributions to shareholders...................            --    (6,392,503)
                                                              ------------   -----------
Fund share transactions (Note 4)
  Class A...................................................    10,551,256     5,807,495
  Class B...................................................    12,270,678    10,548,875
  Class C...................................................       897,722     1,740,790
  Advisor Class.............................................       747,912       364,323
                                                              ------------   -----------
      Net increase resulting from Fund share transactions...    24,467,568    18,461,483
                                                              ------------   -----------
TOTAL INCREASE IN NET ASSETS................................    25,162,560    60,063,734
NET ASSETS
  Beginning of period.......................................    96,594,483    36,530,749
                                                              ------------   -----------
  END OF PERIOD.............................................  $121,757,043   $96,594,483
                                                              ============   ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------
                                                     for the six                                       for the period
                                                     months ended                                       July 22, 1996
                                                       June 30,            for the year ended          (commencement)
                      CLASS A                        (unaudited)              December 31,             to December 31,
--------------------------------------------------------------------------------------------------------------------------
                                                         2000          1999       1998       1997           1996
SELECTED PER SHARE DATA                              ---------------------------------------------------------------------
Net asset value, beginning of period...............    $ 48.90        $23.63     $17.47     $16.40         $10.00
                                                     ---------------------------------------------------------------------
  Income from investment operations
  Net investment loss..............................       (.36)         (.43)      (.36)(a)   (.31)(a)       (.06)(b)
  Net gain on securities (both realized and
    unrealized)....................................       2.34         29.27       6.52(a)    1.38(a)        6.49
                                                     ---------------------------------------------------------------------
  Total from investment operations.................       1.98         28.84       6.16       1.07           6.43
                                                     ---------------------------------------------------------------------
  Less distributions
  Distributions from capital gain..................         --          3.57         --         --            .03
                                                     ---------------------------------------------------------------------
    Total distributions............................         --          3.57         --         --            .03
                                                     ---------------------------------------------------------------------
Net asset value, end of period.....................    $ 50.88        $48.90     $23.63     $17.47         $16.40
                                                     ---------------------------------------------------------------------
                                                     ---------------------------------------------------------------------
Total return(%)....................................       4.05(c)     122.56(d)   35.26(d)    6.53(d)       64.34(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........    $52,521       $41,516    $17,888    $12,159        $8,324
Ratio of expenses to average net assets
  With expense reimbursement(%)....................         --            --         --         --           2.19(e)
  Without expense reimbursement(%).................       1.81(e)       1.98       2.16       2.11           2.90(e)
Ratio of net investment loss to average net
  assets(%)........................................      (1.53)(e)     (1.80)     (1.88)     (1.91)         (2.18)(b)(e)
Portfolio turnover rate(%).........................         34            62         73         54             23

--------------------------------------------------------------------------------------------------------------------------
                                                     for the six                                       for the period
                                                     months ended                                       July 22, 1996
                                                       June 30,            for the year ended          (commencement)
                      CLASS B                        (unaudited)              December 31,             to December 31,
--------------------------------------------------------------------------------------------------------------------------
                                                         2000          1999       1998       1997           1996
SELECTED PER SHARE DATA                              ---------------------------------------------------------------------
Net asset value, beginning of period...............    $ 47.97        $23.31     $17.37     $16.44         $10.00
                                                     ---------------------------------------------------------------------
  Income from investment operations
  Net investment loss..............................       (.52)         (.62)      (.50)(a)   (.32)(a)       (.06)(b)
  Net gain on securities (both realized and
    unrealized)....................................       2.29         28.67       6.44(a)    1.25(a)        6.52
                                                     ---------------------------------------------------------------------
  Total from investment operations.................       1.77         28.05       5.94        .93           6.46
                                                     ---------------------------------------------------------------------
  Less distributions
  Distributions from capital gain..................         --          3.39         --         --            .02
                                                     ---------------------------------------------------------------------
    Total distributions............................         --          3.39         --         --            .02
                                                     ---------------------------------------------------------------------
Net asset value, end of period.....................    $ 49.74        $47.97     $23.31     $17.37         $16.44
                                                     ---------------------------------------------------------------------
                                                     ---------------------------------------------------------------------
Total return(%)....................................       3.69(c)     120.82(d)   34.20(d)    5.66(d)       64.59(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........    $48,072       $35,879    $10,197     $8,577         $3,425
Ratio of expenses to average net assets
  With expense reimbursement(%)....................         --            --         --         --           2.99(e)
  Without expense reimbursement(%).................       2.52(e)       2.74       2.95       2.92           3.70(e)
Ratio of net investment loss to average net
  assets(%)........................................      (2.25)(e)     (2.55)     (2.67)     (2.72)         (2.98)(b)(e)
Portfolio turnover rate(%).........................         34            62         73         54             23

    The accompanying notes are an integral part of the financial statements.

10

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------
                                                      for the six                                      for the period
                                                      months ended                                      July 22, 1996
                                                        June 30,           for the year ended          (commencement)
                      CLASS C                         (unaudited)             December 31,             to December 31,
--------------------------------------------------------------------------------------------------------------------------
                                                          2000          1999       1998      1997           1996
SELECTED PER SHARE DATA                               --------------------------------------------------------------------
Net asset value, beginning of period................    $ 48.19        $23.38     $17.40     $16.46        $10.00
                                                      --------------------------------------------------------------------
  Income from investment operations
  Net investment loss...............................       (.56)         (.70)      (.48)(a)  (.42)(a)       (.05)(b)
  Net gain on securities (both realized and
    unrealized).....................................       2.33         28.87       6.46(a)   1.36(a)        6.53
                                                      --------------------------------------------------------------------
  Total from investment operations..................       1.77         28.17       5.98       .94           6.48
                                                      --------------------------------------------------------------------
  Less distributions
  Distributions from capital gain...................         --          3.36         --        --            .02
                                                      --------------------------------------------------------------------
    Total distributions.............................         --          3.36         --        --            .02
                                                      --------------------------------------------------------------------
Net asset value, end of period......................    $ 49.96        $48.19     $23.38     $17.40        $16.46
                                                      --------------------------------------------------------------------
                                                      --------------------------------------------------------------------
Total return(%).....................................       3.67(c)     120.98(d)   34.37(d)   5.71(d)       64.84(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............    $20,055       $18,769     $8,431    $6,348         $2,106
Ratio of expenses to average net assets
  With expense reimbursement(%).....................         --            --         --        --           2.95(e)
  Without expense reimbursement(%)..................       2.50(e)       2.68       2.84      2.85           3.66(e)
Ratio of net investment loss to average net
  assets(%).........................................      (2.22)(e)     (2.49)     (2.56)    (2.65)         (2.94)(b)(e)
Portfolio turnover rate(%)..........................         34            62         73        54             23

----------------------------------------------------------------------------------------------------------
                                                     for the six                       for the period
                                                     months ended     for the year      April 15,1998
                                                       June 30,          ended         (commencement)
                   ADVISOR CLASS                     (unaudited)      December 31,     to December 31,
----------------------------------------------------------------------------------------------------------
                                                         2000             1999              1998
SELECTED PER SHARE DATA                              -----------------------------------------------------
Net asset value, beginning of period...............     $48.82          $ 23.62            $20.19
                                                     -----------------------------------------------------
  Income from investment operations
  Net investment loss..............................       (.24)            (.24)             (.20)(a)
  Net gain on securities (both realized and
    unrealized)....................................       2.28            29.07              3.63(a)
                                                     -----------------------------------------------------
  Total from investment operations.................       2.04            28.83              3.43
                                                     -----------------------------------------------------
  Less distributions
  Distributions from capital gain..................         --             3.63                --
                                                     -----------------------------------------------------
    Total distributions............................         --             3.63                --
                                                     -----------------------------------------------------
Net asset value, end of period.....................     $50.86          $ 48.82            $23.62
                                                     -----------------------------------------------------
                                                     -----------------------------------------------------
Total return(%)....................................       4.18(c)        122.56(d)          16.99(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........     $1,109          $   431            $   15
Ratio of expenses to average net assets(%).........       1.56(e)          1.89              2.18(e)
Ratio of net investment loss to average net
  assets(%)........................................      (1.28)(e)        (1.71)            (1.91)(e)
Portfolio turnover rate(%).........................         34               62                73

(a) Based on average shares outstanding.
(b) Net investment loss is net of expenses reimbursed by Manager.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Total return does not reflect a sales charge.
(e) Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              11

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Global Science & Technology Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 2000, the interest rate was 6.0%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gain, if any, are declared in December.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment loss and Net realized gain on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

12

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $38,389.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $59,817, $223,604, and $101,907 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $45,858, $34,941, $13,273 and $776, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS
Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                              SIX MONTHS ENDED
                                JUNE 30, 2000               YEAR ENDED
                                 (UNAUDITED)             DECEMBER 31, 1999
-----------------------------------------------------------------------------
CLASS A                     SHARES       AMOUNT        SHARES       AMOUNT
-----------------------------------------------------------------------------
Sold.....................   582,090    $31,146,316     505,052    $16,958,259
Issued on reinvestment of
 distributions...........        --             --      55,874      2,645,066
Repurchased..............  (398,831)   (20,595,060)   (468,791)   (13,795,830)
                           --------    -----------    --------    -----------
Net increase.............   183,259    $10,551,256      92,135    $ 5,807,495
                           ========    ===========    ========    ===========

                              SIX MONTHS ENDED
                                JUNE 30, 2000               YEAR ENDED
                                 (UNAUDITED)             DECEMBER 31, 1999
-----------------------------------------------------------------------------
CLASS B                     SHARES       AMOUNT        SHARES       AMOUNT
-----------------------------------------------------------------------------
Sold.....................   333,773    $18,088,849     371,473    $11,662,058
Issued on reinvestment of
 distributions...........        --             --      38,614      1,793,612
Repurchased..............  (115,206)    (5,818,171)    (99,651)    (2,906,795)
                           --------    -----------    --------    -----------
Net increase.............   218,567    $12,270,678     310,436    $10,548,875
                           ========    ===========    ========    ===========

                              SIX MONTHS ENDED
                                JUNE 30, 2000               YEAR ENDED
                                 (UNAUDITED)             DECEMBER 31, 1999
-----------------------------------------------------------------------------
CLASS C                     SHARES       AMOUNT        SHARES       AMOUNT
-----------------------------------------------------------------------------
Sold.....................   141,827    $ 7,708,048      88,831    $ 3,130,374
Issued on reinvestment of
 distributions...........        --             --      20,486        955,872
Repurchased..............  (129,881)    (6,810,326)    (80,472)    (2,345,456)
                           --------    -----------    --------    -----------
Net increase.............    11,946    $   897,722      28,845    $ 1,740,790
                           ========    ===========    ========    ===========

                              SIX MONTHS ENDED
                                JUNE 30, 2000               YEAR ENDED
                                 (UNAUDITED)             DECEMBER 31, 1999
-----------------------------------------------------------------------------
ADVISOR CLASS               SHARES       AMOUNT        SHARES       AMOUNT
-----------------------------------------------------------------------------
Sold.....................    15,009    $   852,113       8,734    $   376,835
Issued on reinvestment of
 distributions...........        --             --         105          4,962
Repurchased..............    (2,033)      (104,201)       (640)       (17,474)
                           --------    -----------    --------    -----------
Net increase.............    12,976    $   747,912       8,199    $   364,323
                           ========    ===========    ========    ===========

03IGST063000

                                     [LOGO]

                             IVY MONEY MARKET FUND

MARKET PERSPECTIVE

[PHOTO]

The Fund's goal: to obtain as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high quality, short-term securities.

An interview with Michael Borowsky, portfolio manager of Ivy Money Market Fund.

Q: MICHAEL, CAN YOU GIVE US AN OVERVIEW OF RECENT ECONOMIC DEVELOPMENTS IN THE UNITED STATES?

A: Growth in the US economy continued its upward trend throughout the first half of the year. This was propelled by very low levels of unemployment, rising wages and a strong -- if volatile -- stock market. Up until recently, inflation had been held in check by significant increases in productivity, low oil prices and a lack of pricing power in the US due to stiff competition from imports. But more recently, some of these items have shown signs of reversing. The low unemployment rate has tightened labor market conditions, which could lead to wage inflation. The price of oil has more than doubled over the past year, and although productivity is still increasing, this is occurring at a slower rate. As a result, the Federal Reserve Board became concerned about a possible rise in the level of inflation.

The Federal Reserve Board set out on June 30, 1999 with a 25 basis-point increase in the Federal Funds rate as a preemptive strike against inflation. Since then, it has raised the Federal Funds rate from 4.75% to 6.50%. This tightening of monetary policy is showing some signs of slowing the economy. While the US gross domestic product (GDP) rose at an annual rate of 7.3% in the last quarter of 1999, it rose 5.4% in the first quarter of 2000. Retail sales declined 0.6% in April and 0.3% in May. Housing starts declined nearly 4% in May, a normal response to rising mortgage rates. This data indicates that the economy may indeed be slowing down, and that may influence the Federal Reserve Board's future interest rate decisions.

Q: WHAT EFFECT DID THIS HAVE ON IVY MONEY MARKET FUND?

A: In anticipation of these interest rate increases, we shortened the weighted average maturity of the Fund. For the six months ending June 30, 1999, the weighted average maturity of the Fund averaged 27 to 28 days. At June 30, 2000, however, the weighted average maturity for the previous six months was about 21 days. This enabled the Fund to take advantage of higher interest rates by rolling over its maturities more quickly and reinvesting at current rates.

Q: WHAT IS YOUR OUTLOOK AND STRATEGY FOR THE REST OF THE YEAR?

A: With a slowing US economy, we expect to see an increasing weakness in the job market and stock market returns more typical of historical averages. We expect this to slow consumer spending. At this point, we believe that the Federal Reserve Board is approaching the end of its policy of raising interest rates. While

[LOGO]

IVY MONEY MARKET FUND

there is still potential for further interest rate increases, we expect them to be limited. With this in mind, our strategy is to begin to lengthen the weighted average maturity of the Fund to lock in these higher interest rates. The current weighted average maturity of the Fund for the period of May through June of 2000 is 29 days. As we become more certain that the Federal Reserve Board has finished this round of tightening, we will increase the weighted average maturity slightly further.

While it is impossible to predict the future direction that financial markets will take, we will continue to search for high quality money market instruments that provide investors with competitive yields.


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

                                 "GROWTH IN THE
                                   US ECONOMY
                                  CONTINUED ITS
                                  UPWARD TREND
                                   THROUGHOUT
                                 THE FIRST HALF
                                 OF THE YEAR."

SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com

[IVY MACKENZIE LOGO]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               3

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
                                      PRINCIPAL       VALUE
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 94.6%
-----------------------------------
Federal National Mortgage
  Association, 6.38%, 8/1/2000......  $2,000,000   $ 1,989,012
Federal National Mortgage
  Association, 6.20%, 7/13/2000.....   2,000,000     1,995,867
Federal Home Loan Mortgage Corp.,
  6.40%, 8/8/2000...................   2,000,000     1,986,489
Federal Home Loan Mortgage Corp.,
  6.40%, 7/18/2000..................   5,200,000     5,184,284
Federal Home Loan Mortgage Corp.,
  6.38%, 7/6/2000...................   1,745,000     1,743,454
Federal Home Loan Mortgage Corp.,
  6.36%, 7/5/2000...................   3,000,000     2,997,880

--------------------------------------------------------------
--------------------------------------------------------------
                                      PRINCIPAL       VALUE
Federal Home Loan Bank, 6.44%,
  9/5/2000..........................  $2,000,000   $ 1,976,387
Federal Home Loan Bank, 6.41%,
  8/23/2000.........................   2,000,000     1,981,126
                                                   -----------
TOTAL INVESTMENTS -- 94.6%
  (Cost -- $19,854,499)(a)..........                19,854,499
OTHER ASSETS, LESS LIABILITIES -- 5.4%..             1,131,226
                                                   -----------
NET ASSETS -- 100%..................               $20,985,725
                                                   ===========
(a) Cost is approximately the same for Federal
    income tax purposes.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY MONEY MARKET FUND
--------------------------------------------------------------------------------

4

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $19,854,499)......  $19,854,499
Cash........................................................    1,195,227
Receivable from Manager for expense reimbursement...........       14,764
Other assets................................................       18,434
                                                              -----------
    Total assets............................................   21,082,924
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       73,937
  Management fee............................................        6,152
  Other payables to related parties.........................       10,826
Accrued expenses............................................        6,284
                                                              -----------
    Total liabilities.......................................       97,199
                                                              -----------
NET ASSETS..................................................  $20,985,725
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($15,562,832/15,562,832 shares outstanding)...............  $      1.00
                                                              ===========
CLASS B
Net asset value, offering price and redemption price* per
  share ($4,634,026/4,634,026 shares outstanding)...........  $      1.00
                                                              ===========
CLASS C
Net asset value, offering price and redemption price* per
  share ($788,867/788,867 shares outstanding)...............  $      1.00
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $20,985,725
                                                              -----------
NET ASSETS..................................................  $20,985,725
                                                              ===========

*      Subject to any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Interest..................................................            $670,057
                                                                        --------
EXPENSES
  Management fee............................................  $45,515
  Transfer agent............................................   46,813
  Administrative services fee...............................   11,379
  Custodian fees............................................    6,723
  Blue Sky fees.............................................   14,782
  Auditing and accounting fees..............................    7,519
  Shareholder reports.......................................    7,629
  Fund accounting...........................................   14,960
  Trustees' fees............................................    3,061
  Legal.....................................................   13,902
  Other.....................................................    1,676
                                                                        --------
                                                                         173,959
  Expenses reimbursed by Manager............................             (77,805)
                                                                        --------
      Net expenses..........................................              96,154
                                                                        --------
NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.................................            $573,903
                                                                        ========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY MONEY MARKET FUND
--------------------------------------------------------------------------------

6

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                              ------------   ------------
                                                                  2000           1999
                                                              ------------   ------------
                                                              (UNAUDITED)
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $   573,903    $ 1,105,482
                                                              -----------    -----------
      Net increase resulting from operations................      573,903      1,105,482
                                                              -----------    -----------
Distributions to shareholders from net investment income
  Class A...................................................     (418,972)      (778,168)
  Class B...................................................     (131,045)      (310,429)
  Class C...................................................      (23,886)       (16,885)
                                                              -----------    -----------
      Total distributions to shareholders...................     (573,903)    (1,105,482)
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................   (2,961,093)      (579,302)
  Class B...................................................   (2,852,133)       850,618
  Class C...................................................      416,745        (50,878)
                                                              -----------    -----------
      Net (decrease) increase resulting from Fund share
       transactions.........................................   (5,396,481)       220,438
                                                              -----------    -----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (5,396,481)       220,438
NET ASSETS
  Beginning of period.......................................   26,382,206     26,161,768
                                                              -----------    -----------
  END OF PERIOD.............................................  $20,985,725    $26,382,206
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------
                                        for the six
                                        months ended
                                          June 30,
               CLASS A                  (unaudited)               for the year ended December 31,
---------------------------------------------------------------------------------------------------------------
                                            2000          1999       1998       1997       1996       1995
SELECTED PER SHARE DATA                 -----------------------------------------------------------------------
Net asset value, beginning of
  period..............................    $  1.00        $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                        -----------------------------------------------------------------------
  Income from investment operations
  Net investment income(a)............        .02           .04        .05        .05        .04        .05
  Less dividends from net investment
    income............................       (.02)         (.04)      (.05)      (.05)      (.04)      (.05)
                                        -----------------------------------------------------------------------
Net asset value, end of period........    $  1.00        $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                        =======================================================================
Total return(%).......................       2.50(b)       4.16       4.51       4.60       4.47       4.80
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)..........................    $15,563       $18,524    $19,103    $15,385    $21,359    $24,609
Ratio of expenses to average net
  assets
  With expense reimbursement(%).......        .85(c)        .88        .87        .88        .86        .85
  Without expense reimbursement(%)....       1.53(c)       1.40       1.42       1.57       1.86       1.39
Ratio of net investment income to
  average net assets(%)(a)............       5.04(c)       4.17       4.50       4.60       4.47       4.91

--------------------------------------------------------------------------------------------------------
                                            for the six
                                            months ended
                                              June 30,
                 CLASS B                    (unaudited)          for the year ended December 31,
--------------------------------------------------------------------------------------------------------
                                                2000          1999       1998       1997       1996
SELECTED PER SHARE DATA                     ------------------------------------------------------------
Net asset value, beginning of period......    $  1.00        $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                            ------------------------------------------------------------
  Income from investment operations
  Net investment income(a)................        .02           .04        .05        .05        .05
  Less dividends from net investment
    income................................       (.02)         (.04)      (.05)      (.05)      (.05)
                                            ------------------------------------------------------------
Net asset value, end of period............    $  1.00        $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                            ============================================================
Total return(%)...........................       2.50(b)       4.30       4.59       4.77       4.57
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)..............................    $ 4,634        $7,486     $6,636     $3,812     $3,474
Ratio of expenses to average net assets
  With expense reimbursement(%)...........        .85(c)        .77        .76        .70        .77
  Without expense reimbursement(%)........       1.53(c)       1.29       1.31       1.39       1.77
Ratio of net investment income to average
  net assets(%)(a)........................       5.03(c)       4.28       4.61       4.77       4.57

    The accompanying notes are an integral part of the financial statement.

8

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------------
                                                      for the six
                                                      months ended                                      from April 30, 1996
                                                        June 30,            for the year ended            (commencement)
                      CLASS C                         (unaudited)              December 31,               to December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                          2000          1999       1998       1997             1996
SELECTED PER SHARE DATA                               -------------------------------------------------------------------------
Net asset value, beginning of period................     $ 1.00        $ 1.00     $ 1.00     $ 1.00           $ 1.00
                                                      -------------------------------------------------------------------------
  Income from investment operations
  Net investment income(a)..........................        .02           .04        .05        .05              .03
  Less dividends from net investment income.........       (.02)         (.04)      (.05)      (.05)            (.03)
                                                      -------------------------------------------------------------------------
Net asset value, end of period......................     $ 1.00        $ 1.00     $ 1.00     $ 1.00           $ 1.00
                                                      =========================================================================
Total return(%).....................................       2.58(b)       4.14       4.55       4.78             4.78(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............     $  789        $  372     $  423     $  405           $   74
Ratio of expenses to average net assets
  With expense reimbursement(%).....................        .71(c)        .87        .81        .70              .56(c)
  Without expense reimbursement(%)..................       1.39(c)       1.39       1.36       1.39             1.56(c)
Ratio of net investment income to average net
  assets(%)(a)......................................       5.18(c)       4.18       4.56       4.78             4.78(c)

(a) Net investment income is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return.
(c) Annualized

NOTE (unaudited): The seven day yield for Class A shares at June 30, 2000, was
                  5.82%; and the thirty day yield was 5.73%.
                  The seven day yield for Class B shares at June 30, 2000, was 5.87%; and the thirty day yield was 5.79%.
                  The seven day yield for Class C shares at June 30, 2000, was 6.01%; and the thirty day yield was 5.91%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                               9

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Money Market Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Short-term obligations and commercial paper are valued at amortized cost, which approximates market.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 2000, the interest rate was 6.0%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .40% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses to an annual rate of .85% of the Fund's average net assets.
Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $34,805, $10,792 and $1,216, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions and equivalent dollar amounts for Class A, Class B and Class C were as follows:

                       SIX MONTHS ENDED
                        JUNE 30, 2000        YEAR ENDED
CLASS A                  (UNAUDITED)      DECEMBER 31, 1999
-----------------------------------------------------------
Sold.................     42,802,796          52,099,224
Issued on
  reinvestment of
  distributions......        365,699             701,982
Repurchased..........    (46,129,588)        (53,380,508)
                         -----------         -----------
Net decrease.........     (2,961,093)           (579,302)
                         ===========         ===========

                       SIX MONTHS ENDED
                        JUNE 30, 2000        YEAR ENDED
CLASS B                  (UNAUDITED)      DECEMBER 31, 1999
-----------------------------------------------------------
Sold.................      3,589,109          10,516,744
Issued on
  reinvestment of
  distributions......        108,494             342,399
Repurchased..........     (6,549,736)        (10,008,525)
                         -----------         -----------
Net (decrease)/
  increase...........     (2,852,133)            850,618
                         ===========         ===========

                       SIX MONTHS ENDED
                        JUNE 30, 2000        YEAR ENDED
CLASS C                  (UNAUDITED)      DECEMBER 31, 1999
-----------------------------------------------------------
Sold.................      2,661,361           2,563,747
Issued on
  reinvestment of
  distributions......         23,688              16,085
Repurchased..........     (2,268,304)         (2,630,710)
                         -----------         -----------
Net increase/
  (decrease).........        416,745             (50,878)
                         ===========         ===========

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

03IMMF063000

                       [LOGO] IVY FUNDS(R)
                              EMBRACING THE WORLD


                          IVY DEVELOPING MARKETS FUND


SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000


BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe


OFFICERS

Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer


LEGAL COUNSEL

Dechert Price & Rhoads
Boston, Massachusetts


CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts


TRANSFER AGENT

Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472


AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida


DISTRIBUTOR

Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com
[IVY MACKENZIE LOGO]


                              MARKET PERSPECTIVE

[PHOTO]

The Fund's goal: to provide long-term capital growth primarily through investment in equity securities of companies that should benefit from the development and growth of emerging markets.

An interview with Moira McLachlan, Vice President at Ivy Management, Inc. and member of the Ivy Developing Markets Fund portfolio management team.

Q: MOIRA, HOW DID EMERGING MARKETS PERFORM IN THE FIRST HALF OF 2000?

A: Driven by technology, media and telecom (TMT) stocks, emerging markets started out the year doing well. That changed rather dramatically in March when TMT stocks sold off around the world. Emerging markets had become very correlated with the NASDAQ starting in the third quarter of 1999, and when NASDAQ declined in the spring, TMT stocks quickly followed. However, in contrast to many of the previous stock sell-offs in emerging markets, we believe that the sell-off in March was a "market psychology"-based phenomenon as opposed to a reflection on the underlying economies. We've seen very strong fundamentals in most of the large emerging markets as their economies recover from the 1997 and 1998 financial crises, and the volatility this year has not undermined that. So while the performance of the equity markets has not been particularly good this year, we believe that the economic fundamentals look encouraging. We also believe that volatility will continue in emerging markets at least until worries about Federal Reserve Board interest rate increases are behind us. If that happens, we think emerging markets will be able to move forward again in response to their improving fundamentals. Currently, our research is uncovering some attractive valuations in emerging markets, primarily as a result of the TMT sell-off. Also, interest rates are in a downward trend in many -- but not all -- of the emerging markets. So in general, we have strong economic growth, declining interest rates and more reasonable valuations. And once concerns about US interest rates are out of the way, we believe that the state of emerging markets will improve.

Q: WHAT DEVELOPMENTS HAVE OCCURRED IN LATIN AMERICA?

A: The big news in Latin America was the upgrade of Mexico by Moody's credit rating agency to investment-grade status for its "sovereign debt" (fixed income securities guaranteed by the Mexican government). Although it came sooner than many analysts expected, we believe that it was an accurate reflection of the substantial changes made in that country since the mid-1990s. There have been major structural improvements in Mexico. It now has a floating -- or market-determined -- exchange rate, which provides greater economic control. (It previously had a fixed exchange rate, which meant that the peso was rigidly pegged to the dollar.) In addition, the Mexican banking system has been recapitalized. Over $50 billion entered the banks, which diminished one of Mexico's big former structural weaknesses. We believe that fiscal accounts are in good shape. The structure

IVY DEVELOPING MARKETS FUND


of debt is much sounder than it was prior to the last time the Mexican economy experienced problems. At that time, the government's liabilities -- the debts of the country -- were nearly all dollar-denominated, and they were short-term in nature. Now the overall level of indebtedness has decreased substantially, and the maturity level has been lengthened. There is no longer the need for a constant financing of debt, and we believe that the Mexican economy is much less vulnerable to volatility in the financial markets as a result.

In Latin America in general, strong commodity prices were the driving factor at the beginning of the current economic recovery -- since primary materials make up a large portion of its output -- but lately there has been some weakening in these prices. However, the recent boom in oil prices was positive for Mexico, Argentina, and Venezuela -- the big oil producers.

        "WE BELIEVE THAT EMERGING MARKETS WILL ALWAYS BE VOLATILE, BUT
         THAT LONG-TERM INVESTORS CAN BENEFIT FROM THE STRONG ECONOMIC
       FUNDAMENTALS AND ATTRACTIVE VALUATIONS THAT THESE MARKETS OFFER."

Q: AND THE FAR EAST?

A: We believe that Asia offers a host of investment opportunities. The combination of Hong Kong's status as a regional trading and financial center, Taiwan's focus on manufacturing high-tech products and China's low-cost labor and consumer market could sustain a very dynamic regional economy.

Hong Kong is now going through a structural change, expanding from a service provider for mainland importers and exporters to a more information-based economy. Throughout Hong Kong, many companies are either implementing the latest technology or diversifying into new high-tech areas. It is still an international trade and financial center, but it's also growing into the information services center for all of Asia.

Korea's economic state also looks strong, and the country is developing world-class industries. The Korean economy rebounded strongly from the Asian crisis of 1997-98, with the sharpest rebound of any of the Asian economies. We believe that in the long term, Korea will be a leader among emerging market economies.

Q: HOW DID ALL OF THIS AFFECT IVY DEVELOPING MARKETS FUND?

A: The Fund's technology underweighting was a disadvantage as the "new economy" technology, media and telecommunications stocks outperformed during most of the first quarter. However, after the sell-off of those same stocks in March, the Fund performed well. It held up better than the overall market because it was not exposed to the most vulnerable stocks.

Strategically, we took advantage of the sell-off in technology to add to high-quality names that, in our opinion, were previously overvalued. Due to the strength we saw in Korea, we added two Korean telecommunications companies. We also added to the Fund's Taiwanese holdings. There was quite a bit of volatility in the Taiwanese market prior to the presidential elections. Political issues coming out of Taiwan during its presidential campaign and controversy on the mainland led to substantial nervousness among investors and a sell-off in the Taiwanese market. We saw that as a good opportunity to add some of the world-class technology names that we hadn't purchased in the past because of high valuations.

Q: IN THE PAST, THE FUND WAS MANAGED IN A VALUE STYLE. WILL THAT CHANGE AS YOU MOVE FORWARD?

A: Yes. We're now taking a more flexible approach, blending growth and value to take advantage of more investment opportunities. As a result, we have been adding some growth-oriented telecom and technology stocks to the Fund, but we're still keeping an eye on valuations, or how much an investor is asked to pay for future earnings.

Q: WHAT'S YOUR LONG-TERM OUTLOOK FOR EMERGING MARKETS?

A: We believe that emerging markets will always be volatile, but that long-term investors can benefit from the strong economic fundamentals and attractive valuations that these markets offer. We believe that, over time, exposure to emerging markets offers investors both diversification and the potential for attractive returns.



The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               3

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES -- 99.3%              SHARES        VALUE
--------------------------------------------------------------
AFRICA -- 6.8%
-----------------------------------
SOUTH AFRICA -- 6.8%
Anglo American plc..................       3,700   $   175,838
Liberty Life Association of Africa
  Limited...........................      13,700       130,336
Nampak Limited......................      87,600       189,290
Nedcor Limited......................       8,400       176,431
South African Breweries plc.........      21,800       159,735
Standard Bank Investment Corporation
  Limited...........................      45,067       176,153
                                                   -----------
                                                     1,007,783
                                                   -----------
ASIA/PACIFIC -- 44.0%
-----------------------------------
CHINA -- 6.7%
China Unicom Limited(a).............     350,000       743,100
Nanjing Panda Electronics Co.,
  Ltd.(a)...........................     450,000       161,641
Qingling Motors Company -- H
  Shares............................     713,000        82,322
                                                   -----------
                                                       987,063
                                                   -----------
HONG KONG -- 10.5%
Asia Satellite Telecommunications
  Holdings Ltd. ADR.................      72,000       246,157
Cheung Kong Holdings Ltd............      17,000       188,101
China Telecom (Hong Kong)
  Limited(a)........................      58,000       511,543
Citic Pacific Ltd...................      31,000       162,257
Guangdong Kelon Electrical Holdings
  Co. Ltd. -- H Shares..............      83,000        44,987
New World Infrastructure Ltd.(a)....      92,000        81,436
Ng Fung Hong Limited................      48,000        25,709
Shanghai Industrial Holdings
  Limited...........................      35,000        63,310
Sun Hung Kai Properties Ltd.........       8,000        57,473
Wharf Holdings Ltd..................      52,111        93,258
Wing Hang Bank Limited..............      32,000        79,640
                                                   -----------
                                                     1,553,871
                                                   -----------
MALAYSIA -- 0.3%
Sime Darby Berhad...................      35,000        44,948
                                                   -----------
PHILIPPINES -- 0.7%
Benpres Holdings Corporation
  Sponsored GDR(a)..................      12,500        24,219
Philippine Long Distance Telephone
  Co................................       3,600        64,541
Universal Robina Corporation........     147,000        18,023
                                                   -----------
                                                       106,783
                                                   -----------
SINGAPORE -- 2.8%
DBS Land Ltd........................      92,000       119,192
Overseas Union Bank Ltd.............      42,254       163,739
Singapore Airlines Limited..........      14,000       138,463
                                                   -----------
                                                       421,394
                                                   -----------
SOUTH KOREA -- 16.1%
Hyundai Motor Company Ltd...........      10,474       134,332
Hyundai Motor Company, GDR 144A.....         226           879
Korea Electric Power Corp. Sponsored
  ADR...............................      12,400       228,625
Korea Telecom Corporation...........       2,700       237,796
Pohang Iron & Steel Company Ltd.....       4,000       352,951
Samsung Electronics.................       1,800       595,700
Samsung Fire & Marine Insurance.....       9,793       272,284
Shinhan Bank........................      28,016       263,831
SK Telecom Co., Ltd.................         930       304,443
                                                   -----------
                                                     2,390,841
                                                   -----------

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITIES                       SHARES        VALUE
TAIWAN -- 6.9%
Asustek Computer Inc................      27,200   $   224,319
Compal Electronics Inc..............     110,500       270,877
Hon Hai Precision Industry Co.,
  Ltd...............................      25,000       225,657
Taiwan Semiconductor Manufacturing
  Company...........................      64,000       303,387
                                                   -----------
                                                     1,024,240
                                                   -----------
EUROPE -- 12.4%
-----------------------------------
CZECH REPUBLIC -- 1.1%
Ceske Energeticke Zavody
  a.s.(CEZ)(a)......................      59,000       156,375
                                                   -----------
FINLAND -- 1.8%
Hansabank Ltd.......................      36,500       274,660
                                                   -----------
GREECE -- 2.4%
Hellenic Telecommunications
  Organization S.A. ADR.............      28,900       352,219
                                                   -----------
HUNGARY -- 4.1%
BorsodChem Rt.......................       2,800        86,856
Magyar Tavkozlesi Rt................      23,600       164,858
MOL Magyar Olaj-es Gazipari Rt......       8,800       121,809
Pannonplast Rt......................       4,700       102,134
Pick Szeged Rt......................       3,700       137,143
                                                   -----------
                                                       612,800
                                                   -----------
ISRAEL -- 1.3%
Koor Industries Limited Sponsored
  ADR...............................       8,900       189,125
                                                   -----------
POLAND -- 1.7%
Bank Rozwoju Eksportu S.A...........       1,550        48,050
Telekomunikacja Polska S.A..........      28,200       196,695
                                                   -----------
                                                       244,745
                                                   -----------
LATIN AMERICA -- 36.1%
-----------------------------------
ARGENTINA -- 2.4%
Banco de Galicia y Buenos Aires S.A.
  de C.V............................      19,275        72,296
Quilmes Industrial S.A..............      17,000       189,125
Telefonica de Argentina S.A.
  Sponsored ADR.....................       3,000        95,250
                                                   -----------
                                                       356,671
                                                   -----------
BRAZIL -- 17.2%
Banco Bradesco S.A. -- Preferred....  14,717,300       128,086
Centrais Electricas Brasileiras
  S.A.(Electrobras).................  10,200,000       209,208
Cia Brasileira de Distribuicao Grupo
  Pao de Acucar.....................   8,148,100       264,233
Cia Energetica de Minas Gerais
  (CEMIG)...........................   3,879,016        67,734
Cia Vale do Rio Doce -- Preferred A
  (with 5,000 non-tradeable
  debentures).......................      11,500       324,482
Embratel Participacoes S.A..........       6,000       141,750
Petroleo Brasileiro
  S.A.(Petrobras)...................      13,543       409,154
Tam-cia De Invetimentos(a)(b).......   9,200,000       150,448
Tele Centro Oeste Celular Part.
  S.A...............................  70,000,000       282,491
Tele Norte Leste Participacoes
  S.A...............................      12,288       290,304
Telecomunicacoes de Sao Paulo
  S.A.(Telesp) Sponsored ADR........       3,200        59,200

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY DEVELOPING MARKETS FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES -- 99.3%              SHARES        VALUE
--------------------------------------------------------------
Uniao de Bancos Brasileiras S.A.
  (Unibanco) Sponsored GDR..........       3,900   $   112,125
Uniao de Bancos Brasileiros S.A.
  (Unibanco) Units..................   1,950,000       113,490
                                                   -----------
                                                     2,552,705
                                                   -----------
CHILE -- 1.5%
Antofagasta Holdings plc............      27,963       149,648
Laboratorio Chile S.A. ADR..........       4,000        76,750
                                                   -----------
                                                       226,398
                                                   -----------
MEXICO -- 13.6%
Corporacion GEO, S.A. de
  C.V. -- Series B(a)...............      43,600        71,314
Fomento Economico Mexicano, S.A.
  Sponsored ADR.....................       6,300       271,294
Grupo Financiero Banamex Accival,
  S.A. de C.V.(Banacci).............      39,200       164,873
Grupo Financiero Bancomer, S.A. de
  C.V.(a)...........................     166,600        84,627
Grupo Iusacell S.A. de C.V.
  ADR(a)............................      15,000       234,375
Kimberly-Clark de Mexico, S.A. de
  C.V. Sponsored ADR................       7,700       109,244
Organizacion Soriana S.A. de C.V....      40,000       159,298
Panamerican Beverages Inc...........      15,100       225,556
Telefonos de Mexico S.A. ADR --
  Class L...........................       9,900       565,537
Tubos de Acero de Mexico S.A.(TAMSA)
  Sponsored ADR.....................       9,000       124,875
                                                   -----------
                                                     2,010,993
                                                   -----------

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITIES                       SHARES        VALUE
VENEZUELA -- 1.4%
Cia Anonima Nacional Telefonos de
  Venezuela ADR(CANTV)..............       7,400   $   201,188
                                                   -----------
TOTAL INVESTMENTS -- 99.3%
  (Cost -- $13,644,936)(c)..........                14,714,802
OTHER ASSETS, LESS LIABILITIES -- 0.7%                 106,007
                                                   -----------
NET ASSETS -- 100%..................               $14,820,809
                                                   ===========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(a) Non-income producing security
(b) Security valued in good faith by the
    Valuation Committee of the Board of
    Trustees. See Note I to the Financial
    Statements
(c) Cost is approximately the same for Federal
    income tax purposes.

OTHER INFORMATION:
At June 30, 2000, net unrealized appreciation based on cost
  for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 2,728,903
    Gross unrealized depreciation...............    (1,659,037)
                                                   -----------
        Net unrealized appreciation.............   $ 1,069,866
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $5,453,647 and $5,303,125,
respectively, for the period ended June 30, 2000.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $13,644,936)......  $14,714,802
Cash........................................................      165,049
Receivables
  Investments sold..........................................       63,098
  Fund shares sold..........................................          539
  Dividends and interest....................................       43,485
  Manager for expense reimbursement.........................       16,671
Other assets................................................       13,836
                                                              -----------
    Total assets............................................   15,017,480
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................      108,837
  Fund shares repurchased...................................       37,355
  Management fee............................................       12,310
  12b-1 service and distribution fees.......................        2,065
  Other payables to related parties.........................        8,639
Accrued expenses............................................       27,465
                                                              -----------
    Total liabilities.......................................      196,671
                                                              -----------
NET ASSETS..................................................  $14,820,809
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($5,062,031/618,507 shares outstanding)...................  $      8.18
                                                              ===========
Maximum offering price per share ($8.18 X 100/94.25)*.......  $      8.68
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($6,707,284/836,741 shares outstanding).............  $      8.02
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($2,914,342/361,836 shares outstanding).............  $      8.05
                                                              ===========
ADVISOR CLASS
  Net asset value, offering price and redemption price per
    share ($137,152/16,681 shares outstanding)..............  $      8.22
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $22,577,452
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (8,685,900)
  Accumulated net investment loss...........................     (168,353)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    1,097,610
                                                              -----------
NET ASSETS..................................................  $14,820,809
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

(IVY LEAF LOGO)
--------------------------------------------------------------------------------
IVY DEVELOPING MARKETS FUND
--------------------------------------------------------------------------------

6

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $18,429 foreign taxes withheld..........            $   169,133
  Interest..................................................                 18,038
                                                                        -----------
                                                                            187,171
                                                                        -----------
EXPENSES
  Management fee............................................  $80,240
  Transfer agent............................................   30,078
  Administrative services fee...............................    8,024
  Custodian fees............................................   32,021
  Blue Sky fees.............................................   15,953
  Auditing and accounting fees..............................   12,238
  Shareholder reports.......................................    8,119
  Fund accounting...........................................   17,967
  Trustees' fees............................................    2,896
  12b-1 service and distribution fees.......................   58,553
  Legal.....................................................   13,941
  Other.....................................................    1,624
                                                                        -----------
                                                                            281,654
  Expenses reimbursed by Manager............................                (66,350)
                                                                        -----------
      Net expenses..........................................                215,304
                                                                        -----------
NET INVESTMENT LOSS.........................................                (28,133)
                                                                        -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................             (1,042,610)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................                (54,742)
                                                                        -----------
      Net loss on investment transactions...................             (1,097,352)
                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $(1,125,485)
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                              ------------   ------------
                                                                  2000           1999
                                                              ------------   ------------
                                                              (UNAUDITED)
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $   (28,133)   $   (38,471)
  Net realized loss on investments and foreign currency
    transactions............................................   (1,042,610)      (904,233)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................      (54,742)     6,508,089
                                                              -----------    -----------
      Net (decrease) increase resulting from operations.....   (1,125,485)     5,565,385
                                                              -----------    -----------
Class A distributions
  Dividends from net investment income......................           --         (4,492)
  Distributions from capital gain...........................           --        (33,645)
                                                              -----------    -----------
      Total distributions to Class A shareholders...........           --        (38,137)
                                                              -----------    -----------
Class B distributions
  Distributions from capital gain...........................           --        (15,012)
                                                              -----------    -----------
      Total distributions to Class B shareholders...........           --        (15,012)
                                                              -----------    -----------
Class C distributions
  Distributions from capital gain...........................           --         (8,682)
                                                              -----------    -----------
      Total distributions to Class C shareholders...........           --         (8,682)
                                                              -----------    -----------
Advisor Class distributions
  Dividends from net investment income......................           --         (2,222)
  Distributions from capital gain...........................           --         (1,949)
                                                              -----------    -----------
      Total distributions to Advisor Class shareholders.....           --         (4,171)
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................     (275,069)    (1,654,359)
  Class B...................................................     (430,814)      (983,723)
  Class C...................................................     (331,083)      (271,069)
  Advisor Class.............................................     (157,508)       195,560
                                                              -----------    -----------
      Net decrease resulting from Fund share transactions...   (1,194,474)    (2,713,591)
                                                              -----------    -----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (2,319,959)     2,785,792
NET ASSETS
  Beginning of period.......................................   17,140,768     14,354,976
                                                              -----------    -----------
  END OF PERIOD.............................................  $14,820,809    $17,140,768
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------
                                                   for the six
                                                   months ended
                                                     June 30,
                     CLASS A                       (unaudited)             for the year ended December 31,
----------------------------------------------------------------------------------------------------------------------
                                                       2000         1999      1998      1997      1996       1995
SELECTED PER SHARE DATA                            -------------------------------------------------------------------
Net asset value, beginning of period.............     $ 8.77       $ 6.02    $ 6.82     $10.12    $ 9.05    $ 8.64
                                                   -------------------------------------------------------------------
  (Loss) income from investment operations
  Net investment income (loss)(a)................         --          .01       .06(b)     .01      (.02)(b)   .01
  Net (loss) gain on securities (both realized
    and unrealized)..............................       (.59)        2.80      (.86)(b)  (2.80)     1.09(b)    .54
                                                   -------------------------------------------------------------------
  Total from investment operations...............       (.59)        2.81      (.80)     (2.79)     1.07       .55
                                                   -------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income...................         --          .01        --         --        --       .01
    In excess of net investment income...........         --           --        --        .01        --        --
  Distributions
    From capital gain............................         --          .05        --        .30        --       .10
    In excess of capital gain....................         --           --        --        .20        --       .03
                                                   -------------------------------------------------------------------
    Total distributions..........................         --          .06        --        .51        --       .14
                                                   -------------------------------------------------------------------
Net asset value, end of period...................     $ 8.18       $ 8.77    $ 6.02     $ 6.82    $10.12    $ 9.05
                                                   ===================================================================
Total return(%)..................................      (6.73)(c)    46.70(d) (11.67)(d) (27.42)(d) 11.83(d)   6.40(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).........     $5,062       $5,652    $5,487     $8,584    $9,925    $3,435
Ratio of expenses to average net assets(e)
  With expense reimbursement(%)..................       2.22(f)      2.30      2.18       2.31      2.45      2.55
  Without expense reimbursement(%)...............       3.05(f)      3.28      3.47       2.39      2.82      7.18
Ratio of net investment income (loss) to average
  net assets(%)(a)...............................        .11(f)       .13       .88        .09      (.23)      .24
Portfolio turnover rate(%).......................         35           37        47         42        27        14

-----------------------------------------------------------------------------------------------------------------------
                                                    for the six
                                                    months ended
                                                      June 30,
                     CLASS B                        (unaudited)              for the year ended December 31,
-----------------------------------------------------------------------------------------------------------------------
                                                        2000          1999      1998      1997      1996      1995
SELECTED PER SHARE DATA                            --------------------------------------------------------------------
Net asset value, beginning of period.............     $  8.63         $5.93     $6.77     $10.04    $ 9.05    $8.64
                                                   --------------------------------------------------------------------
  (Loss) income from investment operations
  Net investment (loss) income(a)................        (.03)         (.04)(b)   .01(b)    (.06)     (.06)(b) (.02)
  Net (loss) gain on securities (both realized
    and unrealized)..............................        (.58)         2.76      (.85)(b)  (2.76)     1.05(b)   .51
                                                   --------------------------------------------------------------------
  Total from investment operations...............        (.61)         2.72      (.84)     (2.82)      .99      .49
                                                   --------------------------------------------------------------------
  Less distributions
  Dividends in excess of net investment income...          --            --        --        .01        --       --
  Distributions
    From capital gain............................          --           .02        --        .28        --      .08
    In excess of capital gain....................          --            --        --        .16        --       --
                                                   --------------------------------------------------------------------
    Total distributions..........................          --           .02        --        .45        --      .08
                                                   --------------------------------------------------------------------
Net asset value, end of period...................     $  8.02         $8.63     $5.93      $6.77    $10.04    $9.05
                                                   ====================================================================
Total return(%)..................................       (7.07)(c)     45.82(d) (12.35)(d) (27.93)(d) 10.95(d)  5.62(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).........     $ 6,707        $7,676    $6,145     $8,488    $6,269     $945
Ratio of expenses to average net assets(e)
  With expense reimbursement(%)..................        2.96(f)       2.92      2.96       3.09      3.20     3.30
  Without expense reimbursement(%)...............        3.79(f)       3.90      4.25       3.17      3.57     7.93
Ratio of net investment (loss) income to average
  net assets(%)(a)...............................        (.63)(f)      (.49)      .10       (.69)     (.98)    (.51)
Portfolio turnover rate(%).......................          35            37        47         42        27       14

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------
                                                      for the six                                    for the period
                                                      months ended                                   April 30, 1996
                                                        June 30,          for the year ended         (commencement)
                      CLASS C                         (unaudited)            December 31,            to December 31,
------------------------------------------------------------------------------------------------------------------------
                                                          2000         1999      1998       1997          1996
SELECTED PER SHARE DATA                               ------------------------------------------------------------------
Net asset value, beginning of period................     $ 8.67        $5.96     $6.79     $10.06        $ 9.89
                                                      ------------------------------------------------------------------
  (Loss) income from investment operations
  Net investment (loss) income(a)...................       (.03)        (.03)(b)   .01(b)    (.07)         (.02)(b)
  Net (loss) gain on securities (both realized and
    unrealized).....................................       (.59)        2.76      (.84)(b)  (2.76)          .19(b)
                                                      ------------------------------------------------------------------
  Total from investment operations..................       (.62)        2.73      (.83)     (2.83)          .17
                                                      ------------------------------------------------------------------
  Less distributions
  Dividends in excess of net investment income......         --           --        --        .01            --
  Distributions
    From capital gain...............................         --          .02        --        .27            --
    In excess of capital gain.......................         --           --        --        .16            --
                                                      ------------------------------------------------------------------
    Total distributions.............................         --          .02        --        .44            --
                                                      ------------------------------------------------------------------
Net asset value, end of period......................     $ 8.05        $8.67     $5.96      $6.79        $10.06
                                                      ==================================================================
Total return(%).....................................      (7.15)(c)    45.84(d) (12.16)(d) (28.01)(d)      1.73(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............     $2,914       $3,474    $2,641     $2,420        $1,854
Ratio of expenses to average net assets(e)
  With expense reimbursement(%).....................       2.92(f)      2.85      2.96       3.12          3.16(f)
  Without expense reimbursement(%)..................       3.75(f)      3.83      4.25       3.20          3.53(f)
Ratio of net investment (loss) income to average net
  assets(%)(a)......................................       (.59)(f)     (.43)      .10       (.72)         (.94)(f)
Portfolio turnover rate(%)..........................         35           37        47         42            27

----------------------------------------------------------------------------------------------------------
                                                     for the six      for the year     for the period
                                                     months ended        ended         April 30, 1998
                                                       June 30,         December       (commencement)
                   ADVISOR CLASS                     (unaudited)          31,          to December 31,
----------------------------------------------------------------------------------------------------------
                                                         2000             1999              1998
SELECTED PER SHARE DATA                              -----------------------------------------------------
Net asset value, beginning of period...............     $ 8.80           $ 6.05            $  7.48
                                                     -----------------------------------------------------
  (Loss) income from investment operations
  Net investment income(a).........................        .03              .03                .04(b)
  Net (loss) gain on securities (both realized and
    unrealized)....................................       (.61)            2.83              (1.47)(b)
                                                     -----------------------------------------------------
  Total from investment operations.................       (.58)            2.86              (1.43)
                                                     -----------------------------------------------------
  Less distributions
  Dividends
    From net investment income.....................         --              .06                 --
    In excess of net investment income.............         --              .05                 --
                                                     -----------------------------------------------------
      Total distributions..........................         --              .11                 --
                                                     -----------------------------------------------------
Net asset value, end of period.....................     $ 8.22           $ 8.80            $  6.05
                                                     =====================================================
Total return(%)....................................      (6.59)(c)        47.38(d)          (19.06)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........     $  137           $  337            $    82
Ratio of expenses to average net assets(e)
  With expense reimbursement(%)....................       1.76(f)          1.74               1.68(f)
  Without expense reimbursement(%).................       2.59(f)          2.72               2.97(f)
Ratio of net investment income to average net
  assets(%)(a).....................................        .57(f)           .69               1.38(f)
Portfolio turnover rate(%).........................         35               37                 47

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Based on average shares outstanding.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Total return does not reflect a sales charge.
(e) From 1995 to 1997, total expenses include fees paid indirectly, if any, through an offset arrangement.
(f) Annualized

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY DEVELOPING MARKETS FUND
--------------------------------------------------------------------------------

10

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Developing Markets Fund (the "Fund"), formerly Ivy Developing Nations Fund, is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of June 30, 2000, Board valued securities amounted to $150,448 (1.0% of net assets) and have been noted as such in the portfolio of investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryover of approximately $7,640,000 as of December 31, 1999, which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $6,641,000 in 2006 and $999,000 in 2007.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gain, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies and certain securities sold at a loss. As a

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              11

result, Net investment loss and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of the Fund's average net assets.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $445.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $6,722, $36,072 and $15,759, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $10,566, $13,873, $5,364 and $275, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                            SIX MONTHS ENDED
                             JUNE 30, 2000              YEAR ENDED
                              (UNAUDITED)           DECEMBER 31, 1999
------------------------------------------------------------------------
CLASS A                   SHARES      AMOUNT       SHARES      AMOUNT
------------------------------------------------------------------------
Sold...................   722,890   $ 5,975,002    403,801   $ 3,110,881
Issued on reinvestment
 of distributions......        --            --      2,958        25,081
Repurchased............  (748,754)   (6,250,071)  (673,581)   (4,790,321)
                         --------   -----------   --------   -----------
Net decrease...........   (25,864)  $  (275,069)  (266,822)  $(1,654,359)
                         ========   ===========   ========   ===========

                            SIX MONTHS ENDED
                             JUNE 30, 2000              YEAR ENDED
                              (UNAUDITED)           DECEMBER 31, 1999
------------------------------------------------------------------------
CLASS B                   SHARES      AMOUNT       SHARES      AMOUNT
------------------------------------------------------------------------
Sold...................    78,237   $   667,564    156,336   $ 1,112,285
Issued on reinvestment
 of distributions......        --            --        928         7,752
Repurchased............  (131,026)   (1,098,378)  (303,685)   (2,103,760)
                         --------   -----------   --------   -----------
Net decrease...........   (52,789)  $  (430,814)  (146,421)  $  (983,723)
                         ========   ===========   ========   ===========

                            SIX MONTHS ENDED
                             JUNE 30, 2000              YEAR ENDED
                              (UNAUDITED)           DECEMBER 31, 1999
------------------------------------------------------------------------
CLASS C                   SHARES      AMOUNT       SHARES      AMOUNT
------------------------------------------------------------------------
Sold...................    21,620   $   177,545    169,606   $ 1,253,679
Issued on reinvestment
 of distributions......        --            --        736         6,171
Repurchased............   (60,555)     (508,628)  (213,019)   (1,530,919)
                         --------   -----------   --------   -----------
Net decrease...........   (38,935)  $  (331,083)   (42,677)  $  (271,069)
                         ========   ===========   ========   ===========

                            SIX MONTHS ENDED
                             JUNE 30, 2000              YEAR ENDED
                              (UNAUDITED)           DECEMBER 31, 1999
------------------------------------------------------------------------
ADVISOR CLASS             SHARES      AMOUNT       SHARES      AMOUNT
------------------------------------------------------------------------
Sold...................    19,382   $   172,100     55,850   $   426,326
Issued on reinvestment
 of distributions......        --            --        490         4,171
Repurchased............   (41,032)     (329,608)   (31,508)     (234,937)
                         --------   -----------   --------   -----------
Net
 (decrease)/increase...   (21,650)  $  (157,508)    24,832   $   195,560
                         ========   ===========   ========   ===========

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY DEVELOPING MARKETS FUND
--------------------------------------------------------------------------------

12

5. SUBSEQUENT EVENT

At a meeting held on July 21, 2000, the shareholders of Ivy South America Fund approved an Agreement and Plan of Reorganization (the "Reorganization") providing for the transfer into the Fund of all or substantially all of the assets of Ivy South America Fund. On July 21, 2000, the date of the consummation of the Reorganization, the Fund acquired all or substantially all of the assets of Ivy South America Fund. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Code.

Ivy South America Fund shareholders contributed net assets having an aggregate value of $2,377,448 (including $329,267 of unrealized appreciation). Upon completion of the merger, the combined net assets were $17,609,857.

03IDMF063000

                                   IVY FUNDS
                              Embracing the world

SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com
[LOGO]

IVY GLOBAL FUND

MARKET PERSPECTIVE

[PHOTO]

The Fund's goal: to provide long-term capital growth by investing in stocks of companies worldwide - including the US.

[PHOTO]

Ivy Global Fund uses a dual management approach. The international portion of the Fund, which comprises approximately 65% of the portfolio, is managed by the Ivy International Equity team. The US portion, which comprises approximately 35% of the portfolio, is managed by Paul Baran.

INTERNATIONAL PERSPECTIVE

An interview with Moira McLachlan,
Vice President at Ivy Management, Inc.
and member of the Ivy International Equity team.

Q: MOIRA, CAN YOU GIVE US AN OVERVIEW OF THE PERFORMANCE OF INTERNATIONAL MARKETS IN THE FIRST HALF OF 2000?

A: In Europe, where the Fund has 49% of its assets, the weakness in the euro made headlines earlier in the year. This caused a drop in investor and consumer confidence, although a weak euro was actually quite positive for the European export sector. As we move ahead, we believe that the euro will recover against other major currencies as the European economy continues its structural and productivity growth. Stock market performance in Europe has not been very strong, and we believe that was largely due to interest rate worries. We have seen a number of interest rate hikes in Europe this year. This affected the price of financial stocks, and we took the opportunity of adding some attractive financial companies to the Fund that our research previously indicated were too expensive. We don't expect to see the end of interest rate hikes until later in the year, as is the case, we believe, in the US. However, inflation in Europe continues to be very low. We believe that interest rates in Europe will continue to hover below US interest rates and that they will not hinder economic activity in Europe.

A number of changes in Europe are also underway as a result of the European Monetary Union. In our view, increased competition and the larger European marketplace have contributed to consolidation. Merger and acquisition activity has increased in virtually every industry in Europe. Companies are focusing on their core business, and they are eliminating less profitable assets. In Germany, we believe that changes in the tax law could lead to an acceleration in German restructuring and corporate activity.

Changes taking place in Japan are also opening opportunities for investors. A great deal of corporate restructuring is taking place, and Japan's economy seems to be turning in the right direction. As a result, we have added some Japanese holdings to the Fund's portfolio.

Driven by technology stocks, emerging markets did relatively well in the first quarter of the year. However, they suffered from a sell-off of these same stocks in the second quarter. Latin America, particularly Mexico, Argentina and Venezuela, benefited from higher commodity prices, as primary materials make up a large portion of that region's output. Growth in Asia was driven by improved domestic demand, and Far East production has returned to pre-crisis levels. Many businesses are restructuring, which should allow for higher profitability.

Overall, emerging market performance has been weak this year, but we believe that this was a function of the markets rather than economic fundamentals. Most of the emerging markets have very strong fundamentals, and as they recover from the 1997 and 1998 crises, we believe there will be an upward trend. There may, however, be continued volatility. The Fund has approximately 9.5% of its assets in emerging markets.

"If investors stop watching the Federal Reserve, they may refocus on the factors that are driving corporate profitability all over the world."

Q: HOW DID ALL OF THIS AFFECT THE FUND'S PERFORMANCE?

A: The Fund's technology underweighting was a disadvantage as the "new economy" technology, media and telecommunications stocks outperformed during most of the first quarter. However, after the sell-off of those same stocks in March, the Fund performed well. It held up better than the overall market because it was not exposed to the most vulnerable stocks.

When markets overreact on the downside, as we believe they did in March and April, it creates excellent buying opportunities. Strategically, we took advantage of the sell-off in technology to add high-quality names to the Fund that, in our opinion, were previously overvalued. We also reduced the Fund's exposure to emerging Asia in favor of more developed markets, such as Japan. And when the "old economy" stocks -- we prefer to call them "real economy" stocks -- came back into favor and began to outperform in the second quarter, the Fund benefited from its strong position in those companies.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF 2000?

A: During the first half of the year, we believe that uncertain performance in equity markets around the world was related to nervousness about the Federal Reserve Board and US interest rates. If the Federal Reserve winds down its "tightening" of the US economy, it is our belief that investors worldwide are going to focus back on the fundamentals of particular regions. We should see a renewed focus on the increase in Japan's gross domestic product, which is positive for both Japan and other markets that export to Asia, and on the positive economic growth and corporate changes -- consolidation, restructuring and more -- taking place in Europe. In Latin America, and in emerging markets in general, there are improving economic fundamentals and a strong recovery from the bottom of the cycle. We're seeing this improved economic growth translate into higher earnings, and valuations that are lower than those in the United States. If investors stop watching the Federal Reserve, they may refocus on the factors that are driving corporate profitability all over the world. As a result, we anticipate a much healthier international market for the rest of the year.

Q: IN THE PAST, THE INTERNATIONAL COMPONENT OF THE FUND WAS MANAGED IN A VALUE STYLE. WILL THAT CHANGE AS YOU MOVE FORWARD?

A: Yes. We're now taking a more flexible approach, blending growth and value to take advantage of more investment opportunities around the world. We've also increased the US portion of the portfolio to capture more domestic opportunities and to take advantage of more attractive valuations.

US PERSPECTIVE

An interview with Paul Baran, Senior Vice President at Ivy Management, Inc. and head of the Ivy Domestic Equity team.

Q: PAUL, HOW DID THE US ECONOMY DO IN THE FIRST HALF OF 2000?

A: The big news in the first half of 2000 was interest rates. The Federal Reserve Board increased interest rates a number of times in the last year in an effort to head off inflation and to slow what some have perceived to be an "overheated" economy.

Evidence does show that the economy, while strong, is beginning to slow. While the US gross domestic product (GDP) rose at an annual rate of 7.3% in the last quarter of 1999, it only rose 5.4% in the first quarter of 2000. Retail sales declined 0.6% in April and 0.3% in May.

Housing starts declined nearly 4% in May, a typical response to rising mortgage rates. This data indicates that the economy may indeed be slowing down, and that may influence the Federal Reserve Board's future interest rate decisions.

We believe that the US economy and corporate earnings will continue to grow without excessive inflationary pressures, largely due to technology spending and the resulting gains in productivity. Slower -- but more sustainable -- economic growth should have a long-term healthy impact on the stock market. We believe the US is still in the midst of the longest economic expansion in its history.

Q: HOW DID THE US MARKET PERFORM DURING THIS PERIOD?

A: Over the last few months, the increase in interest rates drove stock prices lower. In addition, uncertainty about the effect of higher interest rates on future corporate profits caused an increase in market volatility.

In the first three months of the year, we saw the usual seasonal investment of money into the stock market, driven by corporate pension and IRA funding. This helped propel stock prices, particularly in the technology-heavy NASDAQ. But as we moved into April and the end of IRA season, pension and IRA funding decreased. Combined with concern over interest rates and the Federal Reserve Board's actions, this stemmed the flow of investment into the market and reduced volume to two-thirds of what it was in the first quarter.

Market leadership seems to be narrowing, and the performance of the market is getting more dependent on a smaller number of stocks -- mostly those in technology companies. Of course, many of these stocks are volatile. As the first quarter ended, technology stocks took a tumble. In our view, this was a reasonable response to overvaluations and excesses caused by a long period of momentum investing. We believe investors need to look beyond the NASDAQ for investment options. However, we do expect an eventual broadening of market leadership that should lead to a more balanced environment -- one that is not overly dependent on one sector for its performance.

Q: HOW DID THIS AFFECT THE US PORTION OF THE IVY GLOBAL FUND?

A: The US portion benefited from the strong economy during the first half of 2000. It was invested primarily in high-quality, large-cap companies that hold leading positions in their industries, and this provided the US portion of the Fund with diversified exposure to a number of sectors. It benefited from its exposure to the healthcare sector, which was up 23% in the first half of the year. The US portion also benefited from its exposure to the energy sector, which was up 3.5%, and its exposure to the technology sector, which -- despite all the volatility -- was up 2.9% in the first half of 2000. Underperformance by the capital goods sector (companies that supply tools, equipment and other materials to businesses) and the consumer cyclicals sector (automotive companies, retailers and other businesses that depend on consumer spending) hurt the US portion of the Fund's performance.

Q: HOW DOES YOUR INVESTMENT PROCESS HELP YOU TARGET OPPORTUNITIES IN THIS
MARKET?

A: Typically, we ignore short-term market volatility, and we make no attempt to time the market. Instead, we employ a disciplined investment philosophy based on stock selection.

When selecting companies for the US portion of the Fund, we divide the stock market into eight broad economic sectors, and the weightings approximate the weighting of each sector within the market, as represented by the S&P 500 Index. We use an equity style that blends growth and value stocks. The focus is on companies that, in our judgement, have a proven and consistent record of earnings profitability, but whose prices do not adequately reflect their underlying profitability. In addition, we also consider financial strength, trading liquidity and technical readings.

This is a consistent investment approach that is not affected by emotion or short-term market trends. In the domestic large-cap market, we believe that remaining fully invested and ignoring normal fluctuations is the key to realizing good long-term equity returns.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES -- 98.2%               SHARES       VALUE
--------------------------------------------------------------
AFRICA -- 0.9%
--------------------------------------
SOUTH AFRICA -- 0.9%
Anglo American plc.....................    3,090   $   146,848
                                                   -----------
EUROPE -- 49.3%
--------------------------------------
AUSTRIA -- 1.0%
Bank Austria AG........................    3,466       169,512
                                                   -----------
DENMARK -- 1.3%
Den Danske Bank Group..................    1,786       215,730
                                                   -----------
FINLAND -- 0.4%
Stora Enso Oyj -- R Shares.............    7,847        71,836
                                                   -----------
FRANCE -- 10.1%
Alcatel SA Sponsored ADR...............    6,300       418,949
Banque Nationale de Paris..............    3,364       325,049
Cie Generale des Etablissements
  Michelin -- Class B..................    3,000        96,655
Groupe Danone..........................    1,200       159,893
Scor SA................................    4,800       209,862
Societe Generale.......................    5,260       317,657
Suez Lyonnaise des Eaux................    1,054       185,400
                                                   -----------
                                                     1,713,465
                                                   -----------
GERMANY -- 3.1%
Adidas-Salomon AG......................    2,400       132,975
DaimlerChrysler AG.....................    2,715       143,011
Hornbach Holding AG non-voting --
  Preferred............................    2,921       106,121
Volkswagen AG..........................    3,800       145,707
                                                   -----------
                                                       527,814
                                                   -----------
IRELAND -- 0.6%
Bank of Ireland........................   15,000        94,541
                                                   -----------
ITALY -- 1.2%
Banca Popolare di Milano...............   27,500       199,027
                                                   -----------
NETHERLANDS -- 4.9%
AKZO Nobel NV..........................    4,863       207,442
ING Groep NV...........................    4,022       272,966
Koninklije (Royal) Philips Electronics
  NV...................................    7,252       343,413
                                                   -----------
                                                       823,821
                                                   -----------
PORTUGAL -- 1.0%
Portugal Telecom S.A. Sponsored ADR....   14,885       167,456
                                                   -----------
SPAIN -- 0.1%
Telefonica S.A. Sponsored ADR(a).......      218        13,977
                                                   -----------
SWEDEN -- 2.8%
Electrolux AB..........................   12,000       186,758
Investor AB............................   21,500       295,386
                                                   -----------
                                                       482,144
                                                   -----------
SWITZERLAND -- 6.2%
Holderbank Financiere Glaris AG........      103       126,686
Nestle AG Registered...................       64       128,507
Novartis AG Registered.................      183       290,807
Swatch Group, (The) AG.................      210       267,849
UBS AG -- Registered...................    1,600       235,169
                                                   -----------
                                                     1,049,018
                                                   -----------

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITIES                        SHARES       VALUE
UNITED KINGDOM -- 16.6%
Allied Zurich plc......................   13,000   $   153,411
Bass plc...............................   12,800       143,203
Billiton plc...........................   32,742       132,347
BP Amoco plc Sponsored ADR.............    1,200        67,875
British Airways plc....................   56,000       322,370
British Telecommunications plc.........    9,000       116,358
Cadbury Schweppes plc..................   24,000       157,779
Corporate Services Group plc(a)........  125,000       184,507
Gallaher Group plc.....................   41,048       224,179
Hilton Group plc.......................   49,000       171,358
Imperial Chemical Industries plc.......   21,539       170,213
Pilkington plc.........................  207,890       294,268
PowerGen plc...........................   18,831       161,927
Rio Tinto plc Sponsored ADR............       89         5,807
Rolls-Royce plc........................   25,000        89,415
Royal & Sun Alliance Insurance Group
  plc..................................   24,000       155,235
South African Breweries plc............   18,144       135,415
Unilever plc...........................   21,000       126,611
                                                   -----------
                                                     2,812,278
                                                   -----------
FAR EAST -- 10.9%
--------------------------------------
AUSTRALIA -- 1.0%
National Australia Bank Ltd............   10,248       171,659
                                                   -----------
HONG KONG -- 2.3%
Cheung Kong Holdings Ltd...............   17,000       188,101
Citic Pacific Ltd......................   30,000       157,023
Sun Hung Kai Properties Ltd............    6,000        43,104
                                                   -----------
                                                       388,228
                                                   -----------
JAPAN -- 3.0%
Bank Of Tokyo-Mitsubishi, Ltd..........   14,000       169,506
Nintendo Co., Ltd......................    1,000       175,045
Ricoh Company, Ltd.....................    8,000       169,752
                                                   -----------
                                                       514,303
                                                   -----------
MALAYSIA -- 0.1%
Sime Darby Berhad......................   19,000        24,401
                                                   -----------
NEW ZEALAND -- 2.6%
Tourism Holdings Limited...............  289,422       333,805
Warehouse Group Limited (The)..........   45,000       109,521
                                                   -----------
                                                       443,326
                                                   -----------
PHILIPPINES -- 0.9%
Benpres Holdings Corporation Sponsored
  GDR(a)...............................   20,100        38,944
Philippine Long Distance Telephone
  Co...................................    3,800        68,126
Universal Robina Corporation...........  297,000        36,413
                                                   -----------
                                                       143,483
                                                   -----------
SINGAPORE -- 1.0%
Overseas Union Bank Ltd................   27,408       106,209
Singapore Press Holdings Ltd...........    4,000        62,465
                                                   -----------
                                                       168,674
                                                   -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES                       SHARES        VALUE
--------------------------------------------------------------
LATIN AMERICA -- 3.3%
------------------------------------
BRAZIL -- 2.8%
Petroleo Brasileiro S.A.
  (Petrobras)........................      5,400   $   163,142
Tele Norte Leste Participacoes
  S.A................................        175         4,134
Telebras Holders Preferred Block
  Sponsored ADR......................      1,500       145,688
Telecomunicacoes de Sao Paulo S.A.
  (Telesp) Sponsored ADR.............      1,500        27,750
Uniao de Bancos Brasileiros S.A.
  (Unibanco) -- Preferred............  4,400,000       136,589
                                                   -----------
                                                       477,303
                                                   -----------
MEXICO -- 0.5%
Panamerican Beverages Inc............      6,000        89,625
                                                   -----------
NORTH AMERICA -- 33.8%
------------------------------------
CANADA -- 1.0%
Boliden Limited SDR(a)...............      3,790         4,451
JDS Uniphase Corporation(a)..........        700        83,912
Nortel Networks Corporation..........      1,200        81,900
                                                   -----------
                                                       170,263
                                                   -----------
UNITED STATES -- 32.8%
Adobe Systems Incorporated...........        600        78,000
Agilent Technologies, Inc.(a)........        700        51,603
ALLTEL Corporation...................      1,600        99,100
Altera Corporation(a)................        700        71,356
American Power Conversion
  Corporation(a).....................      2,000        81,625
Analog Devices, Inc.(a)..............      1,200        91,200
Anheuser-Busch Companies, Inc........      1,000        74,687
Apple Computer, Inc.(a)..............      1,900        99,512
Applied Materials, Inc.(a)...........        950        86,094
AT&T Corporation.....................      1,500        47,437
Bank of America Corporation..........      1,750        75,250
Bell Atlantic Corporation............      1,500        76,219
BellSouth Corporation................      2,000        85,250
Best Buy Co., Inc.(a)................      1,500        94,875
Bristol-Myers Squibb Company.........      1,750       101,937
Chase Manhattan Corporation (The)....      2,250       103,641
Chevron Corporation..................        800        67,850
Cisco Systems, Inc.(a)...............      2,500       158,906
Citigroup Inc........................      1,600        96,400
Colgate-Palmolive Company............      1,500        89,812
Dell Computer Corporation(a).........      1,500        73,969
Eli Lilly and Company................      1,500       149,812
EMC Corporation......................      1,000        76,937
Exxon Mobil Corporation..............      1,200        94,200
FedEx Corp.(a).......................      1,250        47,500
Gap, Inc. (The)......................      2,000        62,500
General Electric Company.............      4,200       222,600
Heinz (H.J.) Company.................      2,000        87,500
Hewlett-Packard Company..............        600        74,925
Home Depot, Inc......................      1,500        74,906
Intel Corporation....................      2,000       267,375
International Business Machines
  Corp...............................      1,000       109,562
Johnson & Johnson....................      1,000       101,875

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITIES                       SHARES        VALUE

Kimberly-Clark Corporation...........      1,200   $    68,850
Lattice Semiconductor
  Corporation(a).....................      1,000        69,125
Legg Mason, Inc......................      1,200        60,000
Lowe's Companies, Inc................      1,800        73,912
LSI Logic Corporation(a).............      1,500        81,188
Medtronic, Inc.......................      1,250        62,266
Mellon Financial Corporation.........      2,500        91,094
Merck & Co, Inc......................      1,250        95,781
Merrill Lynch & Co., Inc.............      1,000       115,000
Microchip Technology(a)..............      1,200        69,919
Microsoft Corporation(a).............      1,800       144,000
Montana Power Company (The)..........      1,800        63,563
Morgan Stanley Dean Witter & Co......      2,000       166,500
Noble Drilling Corporation(a)........      1,200        49,425
Novellus Systems, Inc.(a)............      1,500        84,844
Paine Webber Group Inc...............      1,200        54,600
PepsiCo, Inc.........................      1,800        79,988
Pfizer Inc...........................      1,000        48,000
SBC Communications Inc...............      2,000        86,500
Schering-Plough Corporation..........      2,200       111,100
State Street Corporation.............        750        79,547
Sun Microsystems, Inc.(a)............      1,000        90,938
Texaco Inc...........................      1,200        63,900
Texas Instruments Inc................      1,600       109,900
Vitesse Semiconductor
  Corporation(a).....................        750        55,172
Wal-Mart Stores, Inc.................      1,500        86,438
WorldCom, Inc.(a)....................      1,500        68,813
Wrigley (Wm.) Jr. Company............      1,000        80,188
Xilinx, Inc.(a)......................        800        66,050
                                                   -----------
                                                     5,551,016
                                                   -----------
TOTAL INVESTMENTS -- 98.2%
  (Cost -- $13,948,361)(b)...........               16,629,748
OTHER ASSETS, LESS LIABILITIES -- 1.8%..........       299,692
                                                   -----------
NET ASSETS -- 100%..............................   $16,929,440
                                                   ===========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
SDR -- Swedish Depository Receipt
(a) Non-income producing security
(b) Cost is approximately the same for Federal
    income tax purposes.

OTHER INFORMATION:
At June 30, 2000, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 4,026,111
    Gross unrealized depreciation...............    (1,344,724)
                                                   -----------
    Net unrealized appreciation.................   $ 2,681,387
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $4,348,221 and $7,005,444,
respectively, for the period ended June 30, 2000.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL FUND
--------------------------------------------------------------------------------

6

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $13,948,361)......  $16,629,748
Cash........................................................      277,855
Receivables
  Investments sold..........................................       28,044
  Fund shares sold..........................................          117
  Dividends and interest....................................       92,215
  Manager for expense reimbursement.........................       15,247
Other assets................................................       17,508
                                                              -----------
    Total assets............................................   17,060,734
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................       74,320
  Management fee............................................       14,071
  12b-1 service and distribution fees.......................        1,728
  Other payables to related parties.........................        8,671
Accrued expenses............................................       32,504
                                                              -----------
    Total liabilities.......................................      131,294
                                                              -----------
NET ASSETS..................................................  $16,929,440
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($10,146,855/761,126 shares outstanding)..................  $     13.33
                                                              ===========
Maximum offering price per share ($13.33 X 100/94.25)*......  $     14.14
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($6,389,812/491,470 shares outstanding).............  $     13.00
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($193,618/15,369 shares outstanding)................  $     12.60
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($199,155/14,832 shares outstanding)................  $     13.43
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $13,776,520
  Undistributed net realized gain on investments and foreign
    currency transactions...................................      454,185
  Undistributed net investment income.......................       16,665
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    2,682,070
                                                              -----------
NET ASSETS..................................................  $16,929,440
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $23,333 foreign taxes withheld..........            $ 277,825
  Interest..................................................                7,078
                                                                        ---------
                                                                          284,903
                                                                        ---------
EXPENSES
  Management fee............................................  $87,194
  Transfer agent............................................   29,266
  Administrative services fee...............................    8,719
  Custodian fees............................................   35,416
  Blue Sky fees.............................................   15,704
  Auditing and accounting fees..............................   15,125
  Shareholder reports.......................................    8,223
  Fund accounting...........................................   17,926
  Trustees' fees............................................    2,939
  12b-1 service and distribution fees.......................   46,994
  Legal.....................................................   13,959
  Other.....................................................    1,804
                                                                        ---------
                                                                          283,269
  Expenses reimbursed by Manager............................              (66,248)
                                                                        ---------
      Net expenses..........................................              217,021
                                                                        ---------
NET INVESTMENT INCOME.......................................               67,882
                                                                        ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................              454,185
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................             (755,847)
                                                                        ---------
      Net loss on investment transactions...................             (301,662)
                                                                        ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $(233,780)
                                                                        =========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL FUND
--------------------------------------------------------------------------------

8

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                              ------------   ------------
                                                                  2000           1999
                                                              ------------   ------------
                                                              (UNAUDITED)
DECREASE IN NET ASSETS
Operations
  Net investment income (loss)..............................  $    67,882    $   (40,972)
  Net realized gain on investments and foreign currency
    transactions............................................      454,185      2,479,642
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................     (755,847)     2,250,842
                                                              -----------    -----------
      Net (decrease) increase resulting from operations.....     (233,780)     4,689,512
                                                              -----------    -----------
Distributions to shareholders from capital gain
  Class A...................................................           --       (738,164)
  Class B...................................................           --       (468,259)
  Class C...................................................           --        (17,380)
  Advisor Class.............................................           --        (11,002)
                                                              -----------    -----------
      Total distributions to shareholders...................           --     (1,234,805)
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................   (1,558,795)    (5,072,125)
  Class B...................................................     (822,223)    (1,283,220)
  Class C...................................................      (65,570)      (216,719)
  Advisor Class.............................................       20,191       (197,021)
                                                              -----------    -----------
      Net decrease resulting from Fund share transactions...   (2,426,397)    (6,769,085)
                                                              -----------    -----------
TOTAL DECREASE IN NET ASSETS................................   (2,660,177)    (3,314,378)
NET ASSETS
  Beginning of period.......................................   19,589,617     22,903,995
                                                              -----------    -----------
  END OF PERIOD.............................................  $16,929,440    $19,589,617
                                                              ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    16,665    $        --
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------------
                                                      for the six
                                                      months ended
                                                        June 30,
                      CLASS A                         (unaudited)                 for the year ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                          2000          1999       1998        1997        1996        1995
SELECTED PER SHARE DATA                               ---------------------------------------------------------------------------
Net asset value, beginning of period................    $ 13.42        $11.32     $ 10.93     $ 13.17     $ 11.97     $ 11.23
                                                      ---------------------------------------------------------------------------
  (Loss) income from investment operations
  Net investment income.............................        .04(a)        .01(a)      .02(a)      .08         .08         .09(a)
  Net (loss) gain on securities (both realized and
    unrealized).....................................       (.13)         2.98         .91       (1.23)       1.86        1.25
                                                      ---------------------------------------------------------------------------
  Total from investment operations..................       (.09)         2.99         .93       (1.15)       1.94        1.34
                                                      ---------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income......................         --            --          --         .05         .08         .04
    In excess of net investment income..............         --            --          --         .05         .18          --
  Distributions
    From capital gain...............................         --           .89         .54         .99         .48         .49
    In excess of capital gain.......................         --            --          --          --          --         .07
                                                      ---------------------------------------------------------------------------
    Total distributions.............................         --           .89         .54        1.09         .74         .60
                                                      ---------------------------------------------------------------------------
Net asset value, end of period......................    $ 13.33        $13.42     $ 11.32     $ 10.93     $ 13.17     $ 11.97
                                                      ===========================================================================
Total return(%).....................................      (0.67)(b)     26.51(c)     8.59(c)    (8.72)(c)   16.21(c)    12.08(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............    $10,147        $11,828    $14,660     $19,692     $24,152     $21,264
Ratio of expenses to average net assets
  With expense reimbursement(%).....................       2.18(d)       2.17        2.18          --          --        2.20
  Without expense reimbursement(%)..................       2.94(d)       2.77        2.54        2.07        2.18        2.46
Ratio of net investment income to average net
  assets(%).........................................       1.09(a)(d)     .09(a)      .16(a)      .58         .58         .71(a)
Portfolio turnover rate(%)..........................         25            50          17          45          43          53

-----------------------------------------------------------------------------------------------------------------------------
                                                      for the six
                                                      months ended
                                                        June 30,
                      CLASS B                         (unaudited)               for the year ended December 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                          2000          1999       1998       1997       1996       1995
SELECTED PER SHARE DATA                               -----------------------------------------------------------------------
Net asset value, beginning of period................    $ 13.14        $11.19     $10.90     $13.12     $11.97     $11.23
                                                      -----------------------------------------------------------------------
  (Loss) income from investment operations
  Net investment income (loss)......................        .01(a)       (.10)(a)   (.09)(a)   (.02)      (.02)        --(a)
  Net (loss) gain on securities (both realized and
    unrealized).....................................       (.15)         2.94        .92      (1.20)      1.85       1.25
                                                      -----------------------------------------------------------------------
  Total from investment operations..................       (.14)         2.84        .83      (1.22)      1.83       1.25
                                                      -----------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income......................         --            --         --        .05         --         --
    In excess of net investment income..............         --            --         --        .05        .20         --
  Distributions
    From capital gain...............................         --           .89        .54        .90        .48        .45
    In excess of capital gain.......................         --            --         --         --         --        .06
                                                      -----------------------------------------------------------------------
    Total distributions.............................         --           .89        .54       1.00        .68        .51
                                                      -----------------------------------------------------------------------
Net asset value, end of period......................    $ 13.00        $13.14     $11.19     $10.90     $13.12     $11.97
                                                      =======================================================================
Total return(%).....................................      (1.07)(b)     25.31(c)    7.69(c)   (9.33)(c)  15.30(c)   11.25(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............    $ 6,390        $7,316     $7,495     $10,056    $8,968     $4,811
Ratio of expenses to average net assets
  With expense reimbursement(%).....................       2.97(d)       2.99       2.97         --         --       2.95
  Without expense reimbursement(%)..................       3.73(d)       3.59       3.33       2.82       2.94       3.21
Ratio of net investment income (loss) to average net
  assets(%).........................................        .30(a)(d)    (.72)(a)   (.63)(a)   (.18)      (.17)      (.04)(a)
Portfolio turnover rate(%)..........................         25            50         17         45         43         53

    The accompanying notes are an integral part of the financial statements.

10

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------------
                                                      for the six                                             for the period
                                                      months ended                                            April 30, 1996
                                                        June 30,               for the year ended             (commencement)
                      CLASS C                         (unaudited)                 December 31,                to December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                          2000           1999         1998         1997            1996
SELECTED PER SHARE DATA                               ---------------------------------------------------------------------------
Net asset value, beginning of period................    $ 12.75        $  10.90     $  10.67     $  12.94         $13.31
                                                      ---------------------------------------------------------------------------
  (Loss) income from investment operations
  Net investment loss...............................         --(a)         (.16)(a)     (.16)(a)     (.02)          (.01)
  Net (loss) gain on securities (both realized and
    unrealized).....................................       (.15)           2.90          .93        (1.24)           .42
                                                      ---------------------------------------------------------------------------
  Total from investment operations..................       (.15)           2.74          .77        (1.26)           .41
                                                      ---------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income......................         --              --           --          .05             --
    In excess of net investment income..............         --              --           --          .05            .30
  Distributions from capital gain...................         --             .89          .54          .91            .48
                                                      ---------------------------------------------------------------------------
    Total distributions.............................         --             .89          .54         1.01            .78
                                                      ---------------------------------------------------------------------------
Net asset value, end of period......................    $ 12.60        $  12.75     $  10.90     $  10.67         $12.94
                                                      ===========================================================================
Total return(%).....................................      (1.18)(b)       25.34(c)      7.30(c)     (9.72)(c)       3.07(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............    $   194        $    267     $    428     $    727         $   71
Ratio of expenses to average net assets
  With expense reimbursement(%).....................       3.34(d)         3.23         3.30           --             --
  Without expense reimbursement(%)..................       4.10(d)         3.83         3.66         2.82           3.77(d)
Ratio of net investment loss to average net
  assets(%).........................................       (.08)(a)(d)     (.96)(a)     (.96)(a)     (.18)         (1.01)(d)
Portfolio turnover rate(%)..........................         25              50           17           45             43

-------------------------------------------------------------------------------------------------------------
                                                       for the six                        for the period
                                                       months ended     for the year       April 30,1998
                                                         June 30,           ended         (commencement)
                    ADVISOR CLASS                      (unaudited)      December 31,      to December 31,
-------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                    2000             1999               1998
                                                       ------------------------------------------------------
Net asset value, beginning of period.................     $13.50           $11.36             $13.26
                                                       ------------------------------------------------------
  (Loss) income from investment operations
  Net investment income(a)...........................        .04              .08                .05
  Net (loss) gain on securities (both realized and
    unrealized)......................................       (.11)            2.95              (1.41)
                                                       ------------------------------------------------------
  Total from investment operations...................       (.07)            3.03              (1.36)
                                                       ------------------------------------------------------
  Less distributions
    From capital gain................................         --              .89                .54
                                                       ------------------------------------------------------
    Total distributions..............................         --              .89                .54
                                                       ------------------------------------------------------
Net asset value, end of period.......................     $13.43           $13.50             $11.36
                                                       ======================================================
Total return(%)......................................      (0.52)(b)        26.77(c)          (10.19)(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............     $  199           $  179             $  321
Ratio of expenses to average net assets
  With expense reimbursement(%)......................       1.94(d)          1.96               1.75(d)
  Without expense reimbursement(%)...................       2.70(d)          2.56               2.11(d)
Ratio of net investment income to average net
  assets(%)(a).......................................       1.33(d)           .31                .59(d)
Portfolio turnover rate(%)...........................         25               50                 17

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Total return does not reflect a sales charge.
(d) Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              11

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Global Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gain, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies and certain securities sold at a loss. As a result, Net investment loss and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL FUND
--------------------------------------------------------------------------------

12

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% on the Fund's first $500 million of average net assets, and .75% of the Fund's average net assets in excess of $500 million. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of the Fund's average net assets.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.
Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $667.
Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $13,111, $32,826 and $1,057, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $16,471, $11,747, $770 and $278, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.
4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                 SIX MONTHS ENDED
                                  JUNE 30, 2000              YEAR ENDED
                                   (UNAUDITED)           DECEMBER 31, 1999
-----------------------------------------------------------------------------
CLASS A                        SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------------
Sold........................   475,393   $ 6,087,960    241,445   $ 3,162,247
Issued on reinvestment of
 distributions..............        --            --     50,936       671,840
Repurchased.................  (595,704)   (7,646,755)  (706,165)   (8,906,212)
                              --------   -----------   --------   -----------
Net decrease................  (120,311)  $(1,558,795)  (413,784)  $(5,072,125)
                              ========   ===========   ========   ===========

                                 SIX MONTHS ENDED
                                  JUNE 30, 2000              YEAR ENDED
                                   (UNAUDITED)           DECEMBER 31, 1999
-----------------------------------------------------------------------------
CLASS B                        SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------------
Sold........................    29,314   $   365,631     62,902   $   775,522
Issued on reinvestment of
 distributions..............        --            --     29,290       378,431
Repurchased.................   (94,521)   (1,187,854)  (205,333)   (2,437,173)
                              --------   -----------   --------   -----------
Net decrease................   (65,207)  $  (822,223)  (113,141)  $(1,283,220)
                              ========   ===========   ========   ===========

                                 SIX MONTHS ENDED
                                  JUNE 30, 2000              YEAR ENDED
                                   (UNAUDITED)           DECEMBER 31, 1999
-----------------------------------------------------------------------------
CLASS C                        SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------------
Sold........................     2,774   $    33,568      3,127   $    39,261
Issued on reinvestment of
 distributions..............        --            --      1,153        14,448
Repurchased.................    (8,317)      (99,138)   (22,661)     (270,428)
                              --------   -----------   --------   -----------
Net decrease................    (5,543)  $   (65,570)   (18,381)  $  (216,719)
                              ========   ===========   ========   ===========

                                 SIX MONTHS ENDED
                                  JUNE 30, 2000              YEAR ENDED
                                   (UNAUDITED)           DECEMBER 31, 1999
-----------------------------------------------------------------------------
ADVISOR CLASS                  SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------------
Sold........................     2,698   $    34,279      3,716   $    44,937
Issued on reinvestment of
 distributions..............        --            --        829        11,002
Repurchased.................    (1,110)      (14,088)   (19,538)     (252,960)
                              --------   -----------   --------   -----------
Net increase/(decrease).....     1,588   $    20,191    (14,993)  $  (197,021)
                              ========   ===========   ========   ===========

03IGLF063000

                                     [LOGO]


                        IVY GLOBAL NATURAL RESOURCES FUND

MARKET PERSPECTIVE

[PHOTO]

The Fund's goal: to provide long-term capital growth by investing in equity securities of companies that explore, develop, produce and/or distribute natural resources and other basic commodities, or in those that supply goods and services to such companies.

An interview with Fred Sturm, portfolio manager of Ivy Global Natural Resources Fund and member of the Mackenzie Financial Corporation investment team.

Q: FRED, CAN YOU GIVE US AN OVERVIEW OF THE GLOBAL NATURAL RESOURCES MARKET IN THE FIRST HALF OF 2000?

A: In general, we've seen short-term excitement and longer-term opportunity, but also a few caution flags. Resource investors have been asking for less volatility, longer up-cycles and better underlying profit sustainability, and, in many cases, we're seeing that come to pass.

Investors need look no further than the gas pump to understand why energy producers are quietly smiling this year. The combined energy sectors (oil producers, gas producers and energy services), in which the Fund has a 34% weighting, is up 30% year-to-date. Natural gas prices have surged, reflecting growing demand, low inventories, high decline rates in existing production and a gradual increase in new development. US natural gas prices have gone from $1.65 in early 1999 to their current price of over $4. This increase has been even more dramatic in Canada, where natural gas prices have gone from $1.15 to $5.25 in Canadian dollars. OPEC is keeping oil inventories tight, and the heavy oil economics are strong.

As a result, the profitability of the energy sectors is soaring. Higher oil income should lead to more drilling, and more drilling provides investment potential for resource investors as well as larger profits for the energy service sector. Cash flow multiples are still under five times compared to a historic range of five to nine times, which in our view provides attractive valuations. Steady takeover announcements are confirming value in this sector, with a positive spillover to the coal and uranium markets.

Pulp prices are also up significantly, and paper prices are beginning to rise. A number of big international mergers are taking place, and many companies are maintaining tight inventory levels to maximize production efficiency and support prices. To cite just one example, Stone Container, one of the world's largest makers of containerboard, is cost-cutting and reducing capacity in the face of rising demand and prices.

In the platinum sector, stockpiles in Russia are nearly depleted, with prices up from $335 to $565 per ounce. That is the highest price we've seen in 10 years. This sector has few producers in a tightly controlled world market, but there is a potentially large demand coming from fuel cells.

Some sectors, while currently weak, are showing greater long-term opportunity. Share prices for forest, base metals, and

[LOGO]

IVY GLOBAL NATURAL RESOURCES FUND

steel companies are down an average of 25% year-to-date. However, the market is imposing discipline on management in these sectors, forcing them to shift the focus from production growth to bottom-line profitability. In many cases, a lack of capital is limiting production growth, which is leading to higher profitability.

In our view, the outlook for gold remains positive. Although gold shares have declined more than 10% year-to-date, the market is absorbing central bank sales, and stocks are attractively priced. According to our research, merger activity looks ready to intensify with the recently announced Franco/Goldfields and Newmont/Battle Mountain mergers. Gold's large "short" position leaves the gold price open to significant increase.

Base metal inventories are declining rapidly, but big mergers in aluminum and copper may strengthen the industry's structure and discipline. Right now, however, some stocks have pulled back close to the levels seen during the Asian financial crisis of 1997-1998 and are already priced for a potential economic slowdown. Steel stocks offer large potential, but they will most likely take more time to improve. The steel industry still needs more cost cutting. The process is well in stride in Europe, but US companies are still struggling with issues such as pension liabilities. And although steel inventories are currently too high, according to our research well-run companies are posting solid returns.

Q: HOW DOES THE LARGER ECONOMIC PICTURE AFFECT NATURAL RESOURCES?

A: In general, rising interest rates may leave the stock market vulnerable to a downdraft. A slowing US economy will mute demand for natural resources. However, we still expect to see some growth this year. Energy prices are currently at the upper end of mid-term price expectations. The challenge will be to sustain highly profitable prices.

A decline in the US dollar would be potentially positive, especially for gold, as it is expensive for foreigners to buy commodities in US dollars when their own currency is weak. They can afford to pay higher US dollar prices when their own currencies are strong.

The major economic blocks, including North America, Europe and Asia, are in a period of synchronized growth, and this has set the stage for what we believe could be a period of sustained outperformance in the resources sector. The rebound in oil prices, improving base metal prices, stronger forest product pricing, strong platinum and palladium prices and the start of rising gold prices are all positive developments that we've seen in 2000. The ongoing downsizing and cost reduction among many of the companies in this sector is yielding tremendous improvements in profits. At the same time, commodity prices are rebounding from multidecade lows to more normal levels.

Q: HOW DID IVY GLOBAL NATURAL RESOURCES FUND BENEFIT FROM THESE DEVELOPMENTS?

A: The Fund continues to make gains, and it outperformed its underlying commodity-related index in the first half of the year. Energy has been the only sector to post gains this year, and the Fund is overweight in this area. The market itself is showing many divergent trends right now. This provides good reason for diversification, and we are taking advantage of new opportunities to rotate investments between resource sectors. The Fund is also well-diversified by country. As of 6/30, some of the Fund's largest holdings are Canada's Hurricane Hydrocarbons (oil producer), South Africa's Anglo American Platinum (platinum group metals), Brazil's Aracruz Celulose S.A. (paper and forest), and the United States' Battle Mountain (gold mining). We believe that the Fund is well positioned to give shareholders exposure to some lesser-known names with strong profit potential.

Q: HOW DOES YOUR INVESTMENT PROCESS HELP YOU TARGET OPPORTUNITIES IN THIS
MARKET?

A: We divide the investment process into two parts: individual security analysis and macroeconomic and industry-dynamics analysis.

For individual security analysis, we maintain models for hundreds of companies worldwide in sectors including integrated energy companies, energy producers, energy services, chemicals, steel, forest products, base metals, gold and other precious metals, coal and uranium, and agricultural commodities. These models track earnings, cash flow, physical production and other factors. We then make adjustments for interest rates and risk items including commodity prices, debt, quality of assets and management, growth prospects, and political risk. This leads to "fair valuation" price targets, which guide individual purchase and sale decisions. Typically, we formally review each company twice per year, corresponding with industry conferences and company visits. We also monitor the progress of changes at these companies. In addition to monitoring broker research, we retain consultants to review specific companies and assist in site visits as necessary.

In qualitative terms, the investment process begins by seeking out well-managed companies with strong balance sheets, and the technological capability and expertise to grow independently of commodity prices. Quite often, these are intermediate-sized companies that are growing through exploration and development. These companies are sometimes neglected in liquidity-driven markets and may lead to temporary underperformance, but over time their superior growth adds value.

We also emphasize sectors that are out of favor but likely to show meaningful improvement over the next two to three years. This is normally based upon industry analysis. Here we anchor the portfolio with world-class companies -- typically larger companies that tend to have "trophy assets" and low cost operations.

When it comes to macroeconomic analysis, our asset-mix team tracks several models to prepare an outlook for economic and financial market conditions. These are largely used as inputs to track demand for various commodities. We overlay capacity additions to establish likely commodity price direction and closely monitor inventory levels of each commodity. These macro conclusions are used more to adjust the level of individual security holdings rather than to significantly change the selection.

Q: DO YOU HAVE A CERTAIN PROCESS FOR PORTFOLIO CONSTRUCTION AS WELL?

A: Yes. In addition to the return-seeking research process, the portfolio is constructed to minimize risk through a careful diversification process. First, the portfolio is diversified by sector. This is a broadly diversified resource fund, which would be reflected in a market-neutral sector mix of roughly 40% energy (including integrated energy, oil, gas, and services), 14% in forest products, 14% in base metals, 14% in precious metals, 14% in industrial materials, and the remaining in agricultural and other sectors. These are only guidelines, and at any one time there may be significant under- or over-representation in one sector -- approximately 50% variance for major sectors, more for smaller commodities. Second, the portfolio is diversified by capitalization, maintaining a balance of world-class senior companies, and superior growth opportunities in a selected number of smaller companies. Third, we diversify by geographic location of the primary producing assets of stocks held. We fully use the Fund's foreign content allowance where possible. Finally, the Fund is diversified by individual securities, typically limiting any single holding to 5% of the portfolio. The Fund maintains focus with the top 10 holdings representing 35% of the portfolio, and the top 30 representing 75-80% of the portfolio.

As we move forward in 2000, we will continue to emphasize the energy sectors while maintaining our established sector diversification.


The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.



                                   "Resource
                                 investors have
                                 been asking for
                                less volatility,
                                longer up-cycles
                                   and better
                                underlying profit
                                 sustainability,
                                  and, in many
                                  cases, we're
                                seeing that come
                                   to pass."

SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

Auditors
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com

[IVY MACKENZIE LOGO]

[IVY LEAF LOGO]
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4

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES -- 93.3%               SHARES       VALUE
--------------------------------------------------------------
DIAMONDS -- 4.0%
Aber Resources, Ltd.(a)................   35,000   $   223,228
De Beers Consolidated Mines Ltd........    5,000       121,562
                                                   -----------
                                                       344,790
                                                   -----------
ENERGY SERVICES -- 8.7%
Badger Daylighting Inc.(a).............   50,000        72,553
CenAlta Energy Services Inc.(a)........   70,000       288,188
Friede Goldman Halter, Inc.(a).........   10,000        89,375
NQL Drilling Tools Inc. -- Class
  A(a).................................   32,500       197,413
Shaw Industries Ltd....................   10,000       104,612
                                                   -----------
                                                       752,141
                                                   -----------
FOOD/AGRICULTURE -- 2.3%
IMC Global Inc.........................    4,500        58,500
Potash Corporation of Saskatchewan
  Inc..................................    2,500       136,670
                                                   -----------
                                                       195,170
                                                   -----------
GAS PRODUCERS -- 7.3%
Beau Canada Exploration Ltd.(a)........   25,200        27,552
Compton Petroleum Corporation(a).......   50,000        87,739
Genesis Exploration Ltd.(a)............   33,000       244,994
Niko Resources Ltd.(a).................   35,000       150,000
Penn West Petroleum Ltd.(a)............    5,000       123,509
                                                   -----------
                                                       633,794
                                                   -----------
INDUSTRIAL -- 8.9%
AK Steel Holding Corporation...........   17,800       142,400
Arch Coal, Inc.........................   20,000       153,750
Cameco Corporation.....................    2,000        24,432
IPSCO, Inc.............................   20,000       249,043
Pohang Iron & Steel Company Ltd.
  Sponsored ADR........................    8,200       196,800
                                                   -----------
                                                       766,425
                                                   -----------
JUNIOR PRECIOUS METALS -- 8.2%
Geomaque Explorations Ltd.(a)..........  500,000       101,237
IAMGOLD Corporation(a).................  100,000       205,849
Meridian Gold, Inc.(a).................   30,000       182,227
Orvana Minerals Corporation(a).........  600,000        72,891
Randgold & Exploration Company
  Ltd.(a)..............................   19,000        68,875
Repadre Capital Corporation (a)........   62,500        73,818
                                                   -----------
                                                       704,897
                                                   -----------
METALS & MINERALS -- 2.0%
Centaur Mining and Exploration
  Limited(a)...........................  775,000        55,839
Ivernia West plc(a)....................   85,000        55,977
Pasminco Limited(a)....................  100,000        53,437
                                                   -----------
                                                       165,253
                                                   -----------
OIL PRODUCERS -- 18.5%
Cabre Exploration Ltd.(a)..............   18,800       204,283
Canadian Natural Resources Ltd.........   12,900       374,375
Canadian Occidental Petroleum Ltd......    7,000       189,685
Crestar Energy, Inc.(a)................   10,000       152,193
Hurricane Hydrocarbons Ltd. -- Class
  A(a).................................  100,000       452,192
Talisman Energy Inc. (a)...............    6,800       225,111
                                                   -----------
                                                     1,597,839
                                                   -----------

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITIES                        SHARES       VALUE
PAPER & FOREST PRODUCTS -- 13.7%
Aracruz Celulose S.A. Sponsored ADR....   19,100   $   368,869
Asia Pulp & Paper Warrants,
  7/27/2000(a).........................    2,500            39
Canfor Corporation.....................   20,000       177,503
Cascades Inc...........................   30,000       158,942
PT Indah Kiat Pulp & Paper Corporation
  Tbk(a)...............................  303,000        61,450
Sino-Forest Corp. -- Class A(a)........  350,000       342,519
UPM-Kymmene Oyj........................    2,800        69,785
                                                   -----------
                                                     1,179,107
                                                   -----------
PLATINUM GROUP METALS -- 6.2%
Anglo American Platinum Corporation....   15,000       432,315
Northam Platinum Limited...............   92,201       106,076
                                                   -----------
                                                       538,391
                                                   -----------
SENIOR PRECIOUS METALS -- 13.3%
Battle Mountain Gold Company(a)........  100,000       218,750
Durban Roodepoort Deep Limited(a)......  175,000       180,684
Gold Fields Limited....................   41,249       161,837
Harmony Gold Mining Company Limited....   45,000       248,902
Newcrest Mining Limited(a).............   30,000        81,057
Newmont Mining Corporation.............    5,500       118,938
Normandy Mining Limited................  250,000       135,095
                                                   -----------
                                                     1,145,263
                                                   -----------
SUNDRY -- 0.2%
Gold Fields of South Africa
  Limited(a)...........................    4,261         5,355
Standard Bank Investment Corporation
  Limited..............................    4,099        16,023
                                                   -----------
                                                        21,378
                                                   -----------
TOTAL EQUITY SECURITIES -- 93.3%
  (Cost --$8,312,475)..................              8,044,448
                                                   -----------
U.S. CORPORATE BOND -- 2.1%
Freeport-McMoRan Copper & Gold, Inc.,
  7.50%, 11/15/2006
  (Cost -- $213,062)...................   20,000       185,000
                                                   -----------
TOTAL INVESTMENTS -- 95.4%
  (Cost -- $8,525,537)(b)..............              8,229,448
OTHER ASSETS, LESS LIABILITIES -- 4.6%                 397,150
                                                   -----------
NET ASSETS -- 100%.....................            $ 8,626,598
                                                   ===========
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Cost is approximately the same for Federal
    income tax purposes.

OTHER INFORMATION:
At June 30, 2000, net unrealized depreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 1,534,610
    Gross unrealized depreciation...............    (1,830,699)
                                                   -----------
        Net unrealized depreciation.............   $  (296,089)
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $5,693,034 and $6,788,665,
respectively, for the period ended June 30, 2000.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $8,525,537).......  $ 8,229,448
Cash........................................................      178,396
Receivables
  Investments sold..........................................      543,114
  Fund shares sold..........................................        8,500
  Dividends and interest....................................        9,884
  Manager for expense reimbursement.........................       18,525
Deferred organization expenses..............................       14,107
Other assets................................................       14,913
                                                              -----------
    Total assets............................................    9,016,887
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................      349,183
  Management fee............................................        6,797
  12b-1 service and distribution fees.......................          823
  Other payables to related parties.........................        6,401
Accrued expenses............................................       27,085
                                                              -----------
    Total liabilities.......................................      390,289
                                                              -----------
NET ASSETS..................................................  $ 8,626,598
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($5,574,909/587,201 shares outstanding)...................  $      9.49
                                                              ===========
Maximum offering price per share ($9.49 X 100/94.25)*.......  $     10.07
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($2,604,988/279,593 shares outstanding).............  $      9.32
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($418,461/45,590 shares outstanding)................  $      9.18
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($28,240/2,974 shares outstanding) ****.............  $      9.49
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $18,046,618
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (9,042,924)
  Accumulated net investment loss...........................      (79,536)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................     (297,560)
                                                              -----------
NET ASSETS..................................................  $ 8,626,598
                                                              ===========

   *  On sales of more than $50,000 the offering price is reduced.
  **  Subject to a maximum deferred sales charge of 5%.
 ***  Subject to a maximum deferred sales charge of 1%.
****  Actual shares at June 30, 2000 were 2,974.465.

    The accompanying notes are an integral part of the financial statements.

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6

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................            $  37,537
  Interest..................................................                  678
                                                                        ---------
                                                                           38,215
                                                                        ---------
EXPENSES
  Management fee............................................  $40,806
  Transfer agent............................................   23,178
  Administrative services fee...............................    4,081
  Custodian fees............................................   29,187
  Blue Sky fees.............................................   15,511
  Auditing and accounting fees..............................   15,631
  Shareholder reports.......................................    6,950
  Amortization of organization expenses.....................    4,899
  Fund accounting...........................................   11,904
  Trustees' fees............................................    2,723
  12b-1 service and distribution fees.......................   20,302
  Legal.....................................................   15,868
  Other.....................................................    1,527
                                                                        ---------
                                                                          192,567
  Expenses reimbursed by Manager............................              (92,698)
                                                                        ---------
      Net expenses..........................................               99,869
                                                                        ---------
NET INVESTMENT LOSS.........................................              (61,654)
                                                                        ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................              946,500
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................             (396,013)
                                                                        ---------
      Net gain on investment transactions...................              550,487
                                                                        ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $ 488,833
                                                                        =========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                              ------------   ------------
                                                                  2000           1999
                                                              ------------   ------------
                                                              (UNAUDITED)
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................   $  (61,654)   $   (12,345)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................      946,500     (1,827,773)
  Net change in unrealized appreciation/depreciation on
    investments and foreign currency transactions...........     (396,013)     4,156,527
                                                               ----------    -----------
      Net increase resulting from operations................      488,833      2,316,409
                                                               ----------    -----------
Fund share transactions (Note 5)
  Class A...................................................     (591,121)     2,942,391
  Class B...................................................      (48,242)       481,343
  Class C...................................................      (63,343)       371,378
  Advisor Class.............................................          524         21,786
                                                               ----------    -----------
      Net (decrease) increase resulting from Fund share
       transactions.........................................     (702,182)     3,816,898
                                                               ----------    -----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................     (213,349)     6,133,307
NET ASSETS
  Beginning of period.......................................    8,839,947      2,706,640
                                                               ----------    -----------
  END OF PERIOD.............................................   $8,626,598    $ 8,839,947
                                                               ==========    ===========

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           for the six
                                                           months ended
                                                             June 30,
                        CLASS A                            (unaudited)         for the year ended December 31,
----------------------------------------------------------------------------------------------------------------------
                                                               2000            1999       1998         1997
SELECTED PER SHARE DATA                                   ------------------------------------------------------------
Net asset value, beginning of period....................     $  8.91          $  6.32    $  9.01     $ 10.00
                                                          ------------------------------------------------------------
  Income (loss) from investment operations
  Net investment (loss) income(a).......................        (.06)              --(b)     .03        (.11)
  Net gain (loss) on securities (both realized and
    unrealized).........................................         .64             2.59(b)   (2.68)        .70
                                                          ------------------------------------------------------------
  Total from investment operations......................         .58             2.59      (2.65)        .59
                                                          ------------------------------------------------------------
  Less distributions
  Dividends in excess of net investment income..........          --               --        .04         .22
  Distributions
    From capital gain...................................          --               --         --        1.08
    In excess of capital gain...........................          --               --         --         .28
                                                          ------------------------------------------------------------
    Total distributions.................................          --               --        .04        1.58
                                                          ------------------------------------------------------------
Net asset value, end of period..........................     $  9.49          $  8.91    $  6.32     $  9.01
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
Total return(%).........................................        6.51(c)         40.98(d)  (29.35)(d)    6.95 (d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................     $ 5,575          $ 5,823    $ 1,345     $ 3,907
Ratio of expenses to average net assets
  With expense reimbursement(%).........................        2.28(e)          2.16       2.22        2.10
  Without expense reimbursement(%)......................        4.55(e)          4.53       5.75        2.88
Ratio of net investment (loss) income to average net assets(%)(a)      (1.34)(e)     .02     .29       (1.10)
Portfolio turnover rate(%)..............................          70              157         98         199

--------------------------------------------------------------------------------

                                                           for the six
                                                           months ended
                                                             June 30,
                        CLASS B                            (unaudited)         for the year ended December 31,
----------------------------------------------------------------------------------------------------------------------
                                                               2000            1999       1998         1997
SELECTED PER SHARE DATA                                   ------------------------------------------------------------
Net asset value, beginning of period....................     $  8.77          $  6.27    $  9.00     $ 10.00
                                                          ------------------------------------------------------------
  Income (loss) from investment operations
  Net investment loss(a)................................        (.09)            (.04)(b)   (.04)       (.15)
  Net gain (loss) on securities (both realized and
    unrealized).........................................          64             2.54(b)   (2.65)        .68
                                                          ------------------------------------------------------------
  Total from investment operations......................         .55             2.50      (2.69)        .53
                                                          ------------------------------------------------------------
  Less distributions
  Dividends in excess of net investment income..........          --               --        .04         .17
  Distributions
    From capital gain...................................                                      --        1.08
    In excess of capital gain...........................          --               --         --         .28
                                                          ------------------------------------------------------------
    Total distributions.................................          --               --        .04        1.53
                                                          ------------------------------------------------------------
Net asset value, end of period..........................     $  9.32          $  8.77    $  6.27     $  9.00
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
Total return(%).........................................        6.27(c)         39.87(d)  (29.82)(d)    6.28 (d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................     $ 2,605          $ 2,520    $ 1,320     $ 2,706
Ratio of expenses to average net assets
  With expense reimbursement(%).........................        2.79(e)          2.71       2.90        2.86
  Without expense reimbursement(%)......................        5.06(e)          5.08       6.43        3.64
Ratio of net investment loss to average net
  assets(%)(a)..........................................       (1.86)(e)         (.53)      (.39)      (1.86)
Portfolio turnover rate(%)..............................          70              157         98         199

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               for the six
                                                               months ended
                                                                 June 30,
                          CLASS C                              (unaudited)     for the year ended December 31,
-------------------------------------------------------------------------------------------------------------------
                                                                   2000         1999        1998       1997
SELECTED PER SHARE DATA                                       -----------------------------------------------------
Net asset value, beginning of period........................      $ 8.63       $ 6.21      $ 9.00     $10.00
                                                              -----------------------------------------------------
  Income (loss) from investment operations
  Net investment loss(a)....................................        (.09)        (.04)(b)    (.14)      (.17)
  Net gain (loss) on securities (both realized and
    unrealized).............................................         .64         2.46(b)    (2.61)       .68
                                                              -----------------------------------------------------
  Total from investment operations..........................         .55         2.42       (2.75)       .51
                                                              -----------------------------------------------------
  Less distributions
  Dividends in excess of net investment income..............          --           --         .04        .15
  Distributions
    From capital gain.......................................          --           --          --       1.08
    In excess of capital gain...............................          --           --          --        .28
                                                              -----------------------------------------------------
    Total distributions.....................................          --           --         .04       1.51
                                                              -----------------------------------------------------
Net asset value, end of period..............................      $ 9.18       $ 8.63      $ 6.21     $ 9.00
                                                              -----------------------------------------------------
                                                              -----------------------------------------------------
Total return(%).............................................        6.37(c)     38.97(d)   (30.49)(d)   6.08 (d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $  418       $  472      $   41     $  124
Ratio of expenses to average net assets
  With expense reimbursement(%).............................        2.76(e)      2.73        3.57       3.08
  Without expense reimbursement(%)..........................        5.03(e)      5.10        7.10       3.86
Ratio of net investment loss to average net assets(%)(a)....       (1.83)(e)     (.55)      (1.06)     (2.08)
Portfolio turnover rate(%)..................................          70          157          98        199

--------------------------------------------------------------------------------------------------
                                                               for the six     for the period
                                                               months ended     April 8, 1999
                                                                 June 30,      (commencement)
                       ADVISOR CLASS                           (unaudited)     to December 31,
--------------------------------------------------------------------------------------------------
                                                                   2000             1999
SELECTED PER SHARE DATA                                       ------------------------------------
Net asset value, beginning of period........................      $ 8.90           $ 7.00
                                                              ------------------------------------
  Income from investment operations
  Net investment (loss) income(a)...........................        (.05)             .02 (b)
  Net gain on securities (both realized and unrealized).....         .64             1.88 (b)
                                                              ------------------------------------
  Total from investment operations..........................         .59             1.90
                                                              ------------------------------------
Net asset value, end of period..............................      $ 9.49           $ 8.90
                                                              ------------------------------------
                                                              ------------------------------------
Total return(%)(c)..........................................        6.63            27.14
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $   28           $   26
Ratio of expenses to average net assets
  With expense reimbursement(%)(e)..........................        1.97             1.87
  Without expense reimbursement(%)(e).......................        4.24             4.24
Ratio of net investment (loss) income to
  average net assets(%)(a)(e)...............................       (1.04)             .31
Portfolio turnover rate(%)..................................          70              157

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Based on average shares outstanding.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Total return does not reflect a sales charge.
(e) Annualized

    The accompanying notes are an integral part of the financial statements.

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IVY GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

10

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Global Natural Resources Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

As of December 31, 1999, the Fund has a net tax-basis capital loss carryover of approximately $9,488,000 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. Approximately $1,134,000 of the carryover expires in 2006 and approximately $1,855,000 of the carryover expires in 2007. Approximately $6,499,000 of the capital loss carryover was acquired in the transfer of net assets as described in Note 4, and is available to offset future capital gains of the Fund to the extent provided by the Code.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gain, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", in connection with its organization

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              11

have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment loss and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI"), a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"), is the Manager of the Fund. For its services, IMI receives a management fee monthly at the annual rate of .50% of the Fund's average net assets.

Mackenzie Financial Corporation ("MFC") in Toronto, Ontario, Canada is the sub-advisor of the Fund. For its services MFC receives a fee monthly at the annual rate of .50% of the Fund's average net assets. The fee is collected from the Fund and remitted to MFC by MIMI. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of the Fund's average net assets.

MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $330.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $6,791, $11,877 and $1,634, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $17,596, $4,880, $625 and $77 for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. TRANSFER OF NET ASSETS

At a meeting held on April 7,1999, the shareholders of Ivy Canada Fund approved an Agreement and Plan of Reorganization (the "Reorganization") which provided for the transfer into the Fund of all or substantially all of the assets of Ivy Canada Fund. On April 7, 1999, the date of the consummation of the Reorganization, the Fund acquired all or substantially all of the assets of Ivy Canada Fund. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Code.

Ivy Canada Fund shareholders contributed net assets having an aggregate value of $4,845,256 (including $2,735,535 of unrealized depreciation). Upon completion of the merger, the combined net assets were $7,841,856.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

12

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                          SIX MONTHS ENDED
                            JUNE 30, 2000               YEAR ENDED
                             (UNAUDITED)             DECEMBER 31, 1999
-------------------------------------------------------------------------
CLASS A                 SHARES       AMOUNT        SHARES       AMOUNT
-------------------------------------------------------------------------
Sold.................   222,436    $ 1,990,709     202,795    $ 1,722,555
Repurchased..........  (288,480)    (2,581,830)   (316,732)    (2,665,348)
Issued on acquisition
 of Ivy Canada
 Fund................        --             --     554,442      3,885,184
                       --------    -----------    --------    -----------
Net (decrease)/
 increase............   (66,044)   $  (591,121)    440,505    $ 2,942,391
                       ========    ===========    ========    ===========

                          SIX MONTHS ENDED
                            JUNE 30, 2000               YEAR ENDED
                             (UNAUDITED)             DECEMBER 31, 1999
-------------------------------------------------------------------------
CLASS B                 SHARES       AMOUNT        SHARES       AMOUNT
-------------------------------------------------------------------------
Sold.................    43,716    $   393,585      51,156    $   399,377
Repurchased..........   (51,437)      (441,827)    (80,968)      (654,849)
Issued on acquisition
 of Ivy Canada
 Fund................        --             --     106,477        736,815
                       --------    -----------    --------    -----------
Net (decrease)/
 increase............    (7,721)   $   (48,242)     76,665    $   481,343
                       ========    ===========    ========    ===========

                          SIX MONTHS ENDED
                            JUNE 30, 2000               YEAR ENDED
                             (UNAUDITED)             DECEMBER 31, 1999
-------------------------------------------------------------------------
CLASS C                 SHARES       AMOUNT        SHARES       AMOUNT
-------------------------------------------------------------------------
Sold.................    24,939    $   223,815      26,590    $   229,609
Repurchased..........   (34,001)      (287,158)     (9,236)       (67,346)
Issued on acquisition
 of Ivy Canada
 Fund................        --             --      30,640        209,115
                       --------    -----------    --------    -----------
Net (decrease)/
 increase............    (9,062)   $   (63,343)     47,994    $   371,378
                       ========    ===========    ========    ===========

                          SIX MONTHS ENDED
                            JUNE 30, 2000               YEAR ENDED
                             (UNAUDITED)             DECEMBER 31, 1999
-------------------------------------------------------------------------
ADVISOR CLASS           SHARES       AMOUNT        SHARES       AMOUNT
-------------------------------------------------------------------------
Sold.................        67    $       600         964    $     8,253
Repurchased..........        (9)           (76)        (69)          (609)
Issued on acquisition
 of Ivy Canada
 Fund................        --             --       2,021         14,142
                       --------    -----------    --------    -----------
Net increase.........        58    $       524       2,916    $    21,786
                       ========    ===========    ========    ===========

03IGNRF063000

                       [LOGO] IVY FUNDS(R)
                              EMBRACING THE WORLD

                             IVY US BLUE CHIP FUND

SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000


BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe


OFFICERS

Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer


LEGAL COUNSEL

Dechert Price & Rhoads
Boston, Massachusetts
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts


TRANSFER AGENT

Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472


AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida


DISTRIBUTOR

Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com
[IVY MACKENZIE LOGO]

                              MARKET PERSPECTIVE

[PHOTO]

The Fund's goal: to provide long-term capital growth primarily by investing in common stocks of established domestic companies that either hold a leading industry position or that are expected to do so in the future.

An interview with Paul Baran, portfolio manager of Ivy US Blue Chip Fund and head of Ivy Management, Inc.'s Domestic Equity team.

Q: PAUL, HOW DID THE US ECONOMY DO IN THE FIRST HALF OF 2000?

A: The big news in the first half of 2000 was interest rates. The Federal Reserve Board increased interest rates a number of times in the last year in an effort to head off inflation and to slow what some have perceived to be an "overheated" economy.

Evidence does show that the economy, while strong, is beginning to slow down. While the US gross domestic product (GDP) rose at an annual rate of 7.3% in the last quarter of 1999, it rose 5.4% in the first quarter of 2000. Retail sales declined 0.6% in April and 0.3% in May. Housing starts declined nearly 4% in May, a normal response to rising mortgage rates.

In a speech given in mid-June, the vice chairman of the Federal Open Market Committee, William McDonough, confirmed that the automotive, housing and durable good sectors of the economy were slowing down. He also reiterated that the Federal Reserve's long-term goals in raising interest rates are price stability, sustainable economic growth and low inflation.

Other factors are also helping to stem inflation. Productivity gains, driven by a boom in technology, are allowing employees to produce more goods and services without a corresponding rise in wages. When costs are kept low but productivity is increased, the economy can grow without price increases and strong wage pressures. E-commerce and the opening of global markets are also helping to keep costs down and prices low. And as trade barriers are lowered and capitalism rises throughout the world, new global competition does its part in keeping prices low.

Technology spending remains high, and as a result, we believe that productivity gains will continue. We also believe that the US economy and corporate earnings will continue to grow without excessive inflationary pressures, albeit at a slower pace. Slower -- but more sustainable -- economic growth should have a long-term healthy impact on the stock market. We believe the US is still in the midst of the longest economic expansion in its history.

Q: HOW DID THE US MARKET PERFORM DURING THIS PERIOD?

A: Over the last few months, the increase in interest rates drove stock prices lower. In addition, market volatility increased, perhaps due in part to uncertainty about the effect of higher interest rates on future corporate profits.

IVY US BLUE CHIP FUND


In the first three months of the year, we saw the usual seasonal investment of money into the stock market, driven by corporate pension and IRA funding. This helped propel stock prices, particularly in the technology-heavy NASDAQ. But as we moved into April and the end of IRA season, pension and IRA funding decreased. Combined with concern over interest rates and the Federal Reserve Board's actions, this stemmed the flow of investment into the market and reduced volume to two-thirds of what it was in the first quarter.

Market leadership continues to be narrow, and the performance of the market remains dependent on a small number of stocks -- mostly those in technology companies. Of course, many of these stocks are volatile. As the first quarter ended, technology stocks took a tumble. In our view, this was a reasonable response to overvaluations and excesses caused by a long period of momentum investing. Going forward, we expect an eventual broadening of market leadership that should lead to a more balanced environment -- one that is not overly dependent on one sector for its performance.

                "WE BELIEVE THE US IS STILL IN THE MIDST OF THE
                  LONGEST ECONOMIC EXPANSION IN ITS HISTORY."

Q: HOW DID THIS AFFECT IVY US BLUE CHIP FUND?

A: The Fund benefited from the strong US economy during the first half of 2000. It was invested primarily in high-quality, large-cap companies that hold leading positions in their industries. Some of the Fund's holdings include Intel, Cisco, Sun Microsystems, Morgan Stanley and General Electric, which provides the Fund with diversified exposure to a number of sectors. The Fund benefited from its exposure to the healthcare sector, which was up 23% in the first half of the year. It also benefited from its exposure to the energy sector, which was up 3.5%, and its exposure to the technology sector, which, despite all the volatility, was up 2.9% in the first half of 2000. Underperformance by the capital goods sector (companies that supply tools, equipment and other materials to businesses) and the consumer cyclicals sector (automotive companies, retailers and other businesses that depend on consumer spending) hurt the Fund's performance.

Q: HOW DOES YOUR INVESTMENT PROCESS HELP YOU TARGET OPPORTUNITIES IN THIS
MARKET?

A: We are long-term investors. So typically, we ignore short-term market volatility, and we make no attempt to time the market. Instead, we employ a disciplined investment philosophy based on stock selection. When selecting companies for the Fund, we divide the stock market into eight broad economic sectors, and the weightings approximate the weighting of each sector within the market, as represented by the S&P 500 Index. Since there is no attempt to time the market or to make "sector bets," we focus entirely on selecting the appropriate individual securities in which the Fund invests.

We use an equity style that blends growth and value stocks. The focus is on companies that, in our judgement, have a proven and consistent record of earnings profitability, but whose prices do not adequately reflect their underlying profitability. The profitability of each company is compared to the patterns of that company's industry to account for normal cyclicality. In addition, we also consider financial strength, trading liquidity and technical readings.

This is a consistent investment approach that is not affected by emotion or short-term market trends. In the domestic blue chip market, we believe that remaining fully invested and ignoring normal fluctuations is the key to realizing good long-term equity returns.



The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               3

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
     EQUITY SECURITIES -- 99.7%         SHARES        VALUE
--------------------------------------------------------------
CAPITAL GOODS -- 4.7%
FedEx Corp.(a).......................     20,000   $   760,000
General Electric Company.............     68,000     3,604,000
                                                   -----------
                                                     4,364,000
                                                   -----------
CONSUMER CYCLICALS -- 7.1%
Best Buy Co., Inc.(a)................     27,700     1,752,025
Gap, Inc. (The)......................     31,000       968,750
Home Depot, Inc......................     27,500     1,373,281
Lowe's Companies, Inc................     30,800     1,264,725
Wal-Mart Stores, Inc.................     19,500     1,123,688
                                                   -----------
                                                     6,482,469
                                                   -----------
CONSUMER STAPLES -- 8.1%
Anheuser-Busch Companies, Inc........     15,700     1,172,594
Colgate-Palmolive Company............     24,000     1,437,000
Heinz (H.J.) Company.................     30,200     1,321,250
Kimberly-Clark Corporation...........     24,400     1,399,950
PepsiCo, Inc.........................     25,500     1,133,156
Wrigley (Wm.) Jr. Company............     12,800     1,026,400
                                                   -----------
                                                     7,490,350
                                                   -----------
ENERGY -- 6.7%
BP Amoco plc Sponsored ADR(b)........     21,700     1,227,406
Chevron Corporation..................     13,600     1,153,450
Exxon Mobil Corporation..............     21,700     1,703,450
Noble Drilling Corporation(a)........     23,500       967,906
Texaco Inc...........................     21,600     1,150,200
                                                   -----------
                                                     6,202,412
                                                   -----------
FINANCIAL SERVICES -- 13.5%
Bank of America Corporation..........     30,800     1,324,400
Chase Manhattan Corporation (The)....     31,000     1,427,938
Citigroup Inc........................     24,750     1,491,187
Legg Mason, Inc......................     24,000     1,200,000
Mellon Financial Corporation.........     30,800     1,122,275
Merrill Lynch & Co., Inc.............     12,750     1,466,250
Morgan Stanley Dean Witter & Co......     24,700     2,056,275
Paine Webber Group Inc...............     29,100     1,324,050
State Street Corporation.............      9,500     1,007,594
                                                   -----------
                                                    12,419,969
                                                   -----------
HEALTHCARE -- 11.4%
Bristol-Myers Squibb Company.........     27,700     1,613,525
Eli Lilly and Company................     18,300     1,827,712
Johnson & Johnson....................     18,200     1,854,125
Medtronic, Inc.......................     24,500     1,220,406
Merck & Co, Inc......................     21,500     1,647,438
Pfizer Inc...........................     15,000       720,000
Schering-Plough Corporation..........     30,800     1,555,400
                                                   -----------
                                                    10,438,606
                                                   -----------
MISCELLANEOUS -- 0.3%
S&P 500 Depository Receipts..........      2,000       290,563
                                                   -----------

--------------------------------------------------------------
--------------------------------------------------------------
          EQUITY SECURITIES             SHARES        VALUE
TECHNOLOGY -- 38.5%
Adobe Systems Incorporated...........      9,350   $ 1,215,500
Agilent Technologies, Inc.(a)........     12,251       903,500
Altera Corporation(a)................      9,300       948,019
American Power Conversion
  Corporation(a).....................     36,000     1,469,250
Analog Devices, Inc.(a)..............     17,500     1,330,000
Apple Computer, Inc.(a)..............     30,200     1,581,725
Applied Materials, Inc.(a)...........     12,500     1,132,813
Cisco Systems, Inc.(a)...............     47,600     3,025,575
Dell Computer Corporation(a).........     22,500     1,109,531
EMC Corporation......................     15,500     1,192,531
Hewlett-Packard Company..............      9,250     1,155,094
Intel Corporation....................     30,500     4,077,469
International Business Machines
  Corp...............................     12,000     1,314,750
JDS Uniphase Corporation(a)..........     10,700     1,282,663
Lattice Semiconductor
  Corporation(a).....................     12,600       870,975
LSI Logic Corporation(a).............     24,500     1,326,062
Microchip Technology(a)..............     18,000     1,048,781
Microsoft Corporation(a).............     36,500     2,920,000
Nortel Networks Corporation(b).......     24,500     1,672,125
Novellus Systems, Inc.(a)............     18,500     1,046,406
Sun Microsystems, Inc.(a)............     12,500     1,136,719
Texas Instruments Inc................     24,750     1,700,016
Vitesse Semiconductor
  Corporation(a).....................     12,200       897,462
Xilinx, Inc.(a)......................     12,200     1,007,262
                                                   -----------
                                                    35,364,228
                                                   -----------
UTILITIES -- 9.4%
ALLTEL Corporation...................     26,700     1,653,731
AT&T Corporation.....................     31,000       980,375
Bell Atlantic Corporation............     22,300     1,133,119
BellSouth Corporation................     31,200     1,329,900
Montana Power Company (The)..........     30,000     1,059,375
SBC Communications Inc...............     28,300     1,223,975
WorldCom, Inc.(a)....................     27,500     1,261,563
                                                   -----------
                                                     8,642,038
                                                   -----------
TOTAL INVESTMENTS -- 99.7%
  (Cost -- $71,554,036)(c)...........               91,694,635
OTHER ASSETS, LESS
  LIABILITIES -- 0.3%................                  235,129
                                                   -----------
NET ASSETS -- 100%...................              $91,929,764
                                                   ===========
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Foreign security
(c) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At June 30, 2000, net unrealized appreciation based on cost
  for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $21,993,391
    Gross unrealized depreciation...............    (1,852,792)
                                                   -----------
        Net unrealized appreciation.............   $20,140,599
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $66,503,702 and $8,097,629,
respectively, for the period ended June 30, 2000.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

4

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $71,554,036)......  $91,694,635
Cash........................................................    1,235,361
Receivables
  Fund shares sold..........................................       31,598
  Dividends and interest....................................       57,247
  Manager for expense reimbursement.........................       23,401
Other assets................................................       17,022
                                                              -----------
    Total assets............................................   93,059,264
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................        3,444
  Investments purchased.....................................    1,023,754
  Fund shares repurchased...................................       42,674
  Management fee............................................       13,800
  12b-1 service and distribution fees.......................        5,151
  Other payables to related parties.........................        7,345
Accrued expenses............................................       33,332
                                                              -----------
    Total liabilities.......................................    1,129,500
                                                              -----------
NET ASSETS..................................................  $91,929,764
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($60,368,760/4,812,058 shares outstanding)................  $     12.55
                                                              ===========
Maximum offering price per share ($12.55 X 100/94.25)*......  $     13.32
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($27,427,667/2,199,978 shares outstanding)..........  $     12.47
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($2,857,107/229,023 shares outstanding).............  $     12.48
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($1,276,230/101,317 shares outstanding).............  $     12.60
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $72,364,878
  Accumulated net realized loss on investments..............     (517,149)
  Accumulated net investment loss...........................      (58,564)
  Net unrealized appreciation on investments................   20,140,599
                                                              -----------
NET ASSETS..................................................  $91,929,764
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................            $  87,424
  Interest..................................................               11,602
                                                                        ---------
                                                                           99,026
                                                                        ---------
EXPENSES
  Management fee............................................  $61,514
  Transfer agent............................................   14,742
  Administrative services fee...............................    8,202
  Custodian fees............................................   26,850
  Blue Sky fees.............................................   16,045
  Auditing and accounting fees..............................   11,844
  Shareholder reports.......................................    6,191
  Fund accounting...........................................   18,293
  Trustees' fees............................................    2,866
  12b-1 service and distribution fees.......................   62,399
  Legal.....................................................   13,866
  Other.....................................................      328
                                                                        ---------
                                                                          243,140
Expenses reimbursed by Manager..............................              (85,550)
                                                                        ---------
      Net expenses..........................................              157,590
                                                                        ---------
NET INVESTMENT LOSS.........................................              (58,564)
                                                                        ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized loss on investments..........................             (337,666)
  Net change in unrealized appreciation on investments......              828,620
                                                                        ---------
      Net gain on investment transactions...................              490,954
                                                                        ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $ 432,390
                                                                        =========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

6

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                              ------------   ------------
                                                                  2000           1999
                                                              ------------   ------------
                                                              (UNAUDITED)
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $   (58,564)   $   (60,564)
  Net realized loss on investments..........................     (337,666)      (169,569)
  Net change in unrealized appreciation on investments......      828,620      1,730,573
                                                              -----------    -----------
      Net increase resulting from operations................      432,390      1,500,440
                                                              -----------    -----------
Dividends to shareholders from net investment income
  Class A...................................................           --        (18,102)
  Class B...................................................           --         (7,134)
  Class C...................................................           --         (2,157)
  Advisor Class.............................................           --         (7,101)
                                                              -----------    -----------
      Total distributions to shareholders...................           --        (34,494)
                                                              -----------    -----------
Fund share transactions (Note 5)
  Class A...................................................   56,817,129      2,307,988
  Class B...................................................   18,491,345      6,883,607
  Class C...................................................      338,909      2,161,639
  Advisor Class.............................................      337,983        273,966
                                                              -----------    -----------
      Net increase resulting from Fund share transactions...   75,985,366     11,627,200
                                                              -----------    -----------
TOTAL INCREASE IN NET ASSETS................................   76,417,756     13,093,146
NET ASSETS
  Beginning of period.......................................   15,512,008      2,418,862
                                                              -----------    -----------
  END OF PERIOD.............................................  $91,929,764    $15,512,008
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------
                                                              for the six                        for the period
                                                              months ended     for the year     November 6, 1998
                                                                June 30,          ended          (commencement)
                          CLASS A                             (unaudited)      December 31,     to December 31,
--------------------------------------------------------------------------------------------------------------------
                                                                  2000             1999               1998
SELECTED PER SHARE DATA                                       ------------------------------------------------------
Net asset value, beginning of period........................    $ 12.32          $ 10.74             $ 10.00
                                                              ------------------------------------------------------
  Income from investment operations
  Net investment loss(a)....................................       (.01)            (.01)                 --(b)
  Net gain on securities (both realized and unrealized).....        .24             1.66                 .74(b)
                                                              ------------------------------------------------------
  Total from investment operations..........................        .23             1.65                 .74
                                                              ------------------------------------------------------
  Less distributions
  Dividends from net investment income......................         --              .07                  --
                                                              ------------------------------------------------------
    Total distributions.....................................         --              .07                  --
                                                              ------------------------------------------------------
Net asset value, end of period..............................    $ 12.55          $ 12.32             $ 10.74
                                                              ======================================================
Total return(%).............................................       1.87(c)         15.35(d)             7.40(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $60,369          $ 3,353             $   726
Ratio of expenses to average net assets
  With expense reimbursement(%).............................       1.44(e)          1.46                1.43(e)
  Without expense reimbursement(%)..........................       2.48(e)          3.49                6.34(e)
Ratio of net investment (loss) income to average net
  assets(%)(a)..............................................       (.23)(e)         (.12)                .02(e)
Portfolio turnover rate (%).................................         31               80                   3

--------------------------------------------------------------------------------------------------------------------
                                                              for the six                        for the period
                                                              months ended     for the year     November 6, 1998
                                                                June 30,          ended          (commencement)
                          CLASS B                             (unaudited)      December 31,     to December 31,
--------------------------------------------------------------------------------------------------------------------
                                                                  2000             1999               1998
SELECTED PER SHARE DATA                                       ------------------------------------------------------
Net asset value, beginning of period........................    $ 12.29          $ 10.72             $ 10.30
                                                              ------------------------------------------------------
  Income from investment operations
  Net investment loss(a)....................................       (.03)            (.07)               (.01)(b)
  Net gain on securities (both realized and unrealized).....        .21             1.65                 .43(b)
                                                              ------------------------------------------------------
  Total from investment operations..........................        .18             1.58                 .42
                                                              ------------------------------------------------------
  Less distributions
  Dividends from net investment income......................         --              .01                  --
                                                              ------------------------------------------------------
    Total distributions.....................................         --              .01                  --
                                                              ------------------------------------------------------
Net asset value, end of period..............................    $ 12.47          $ 12.29             $ 10.72
                                                              ======================================================
Total return(%).............................................       1.46(c)         14.74(d)             4.08(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $27,428          $ 8,742             $ 1,047
Ratio of expenses to average net assets
  With expense reimbursement(%).............................       2.15(e)          2.15                2.13(e)
  Without expense reimbursement(%)..........................       3.19(e)          4.18                7.04(e)
Ratio of net investment loss to average net assets(%)(a)....       (.94)(e)         (.81)               (.68)(e)
Portfolio turnover rate(%)..................................         31               80                   3

    The accompanying notes are an integral part of the financial statement.

8

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------
                                                              for the six                        for the period
                                                              months ended     for the year     November 6, 1998
                                                                June 30,          ended          (commencement)
                          CLASS C                             (unaudited)      December 31,     to December 31,
--------------------------------------------------------------------------------------------------------------------
                                                                  2000             1999               1998
SELECTED PER SHARE DATA                                       ------------------------------------------------------
Net asset value, beginning of period........................    $ 12.30          $ 10.72             $ 10.30
                                                              ------------------------------------------------------
  Income from investment operations
  Net investment loss(a)....................................       (.03)            (.07)               (.01)(b)
  Net gain on securities (both realized and unrealized).....        .21             1.66                 .43(b)
                                                              ------------------------------------------------------
  Total from investment operations..........................        .18             1.59                 .42
                                                              ------------------------------------------------------
  Less distributions
  Dividends from net investment income......................         --              .01                  --
                                                              ------------------------------------------------------
    Total distributions.....................................         --              .01                  --
                                                              ------------------------------------------------------
Net asset value, end of period..............................    $ 12.48          $ 12.30             $ 10.72
                                                              ======================================================
Total return(%).............................................       1.46(c)         14.84(d)             4.08(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $ 2,857          $ 2,497             $   110
Ratio of expenses to average net assets
  With expense reimbursement(%).............................       2.16(e)          2.08                2.22(e)
  Without expense reimbursement(%)..........................       3.20(e)          4.11                7.13(e)
Ratio of net investment loss to average net assets(%)(a)....       (.96)(e)         (.74)               (.77)(e)
Portfolio turnover rate(%)..................................         31               80                   3

--------------------------------------------------------------------------------------------------------------------
                                                              for the six                        for the period
                                                              months ended     for the year     November 2, 1998
                                                                June 30,          ended          (commencement)
                       ADVISOR CLASS                          (unaudited)      December 31,     to December 31,
--------------------------------------------------------------------------------------------------------------------
                                                                  2000             1999               1998
SELECTED PER SHARE DATA                                       ------------------------------------------------------
Net asset value, beginning of period........................    $ 12.35          $ 10.74             $ 10.00
                                                              ------------------------------------------------------
  Income from investment operations
  Net investment income(a)..................................         --              .02                 .01(b)
  Net gain on securities (both realized and unrealized).....        .25             1.69                 .73(b)
                                                              ------------------------------------------------------
  Total from investment operations..........................        .25             1.71                 .74
                                                              ------------------------------------------------------
  Less distributions
  Dividends from net investment income......................         --              .10                  --
                                                              ------------------------------------------------------
    Total distributions.....................................         --              .10                  --
                                                              ------------------------------------------------------
Net asset value, end of period..............................    $ 12.60          $ 12.35             $ 10.74
                                                              ======================================================
Total return(%).............................................       2.02(c)         15.89(d)             7.40(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $ 1,276          $   920             $   537
Ratio of expenses to average net assets
  With expense reimbursement(%).............................       1.14(e)          1.10                1.08(e)
  Without expense reimbursement(%)..........................       2.18(e)          3.13                5.99(e)
Ratio of net investment income to average net
  assets(%)(a)..............................................        .07(e)           .24                 .37(e)
Portfolio turnover rate(%)..................................         31               80                   3

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Based on average shares outstanding.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Total return does not reflect a sales charge.
(e) Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                               9

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy US Blue Chip Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryover of approximately $125,000 as of December 31, 1999, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires in 2007.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gain, if any, are declared in December.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss and non-deductible deferred offering costs. As a result, Net investment loss and Net realized loss on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.34% of the Fund's average net assets.

Mackenzie Investment Management Inc., ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At June 30, 2000, MIMI owned 0.7% of the Fund's shares outstanding.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

10

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $2,068.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $4,959, $46,026 and $11,414, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $4,091, $7,837, $2,081 and $733, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. TRANSFER OF NET ASSETS

At a meeting held on June 27, 2000, the shareholders of Ivy Growth with Income Fund approved an Agreement and Plan of Reorganization (the "Reorganization") providing for the transfer into the Fund of all or substantially all of the assets of Ivy Growth with Income Fund. On June 27, 2000, the date of the consummation of the Reorganization, the Fund acquired all or substantially all of the assets of Ivy Growth with Income Fund. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Code.
Ivy Growth with Income Fund shareholders contributed net assets having an aggregate value of $73,884,252 (including $17,484,201 of unrealized appreciation). Upon completion of the merger, the combined net assets were $91,519,890.

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                            SIX MONTHS ENDED
                             JUNE 30, 2000                   YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1999
-------------------------------------------------------------------------------
CLASS A                  SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold.................     169,267    $  2,120,109       281,189    $  3,172,160
Issued on
 reinvestment of
 distributions.......          --              --         1,246          15,288
Repurchased..........     (84,770)     (1,031,787)      (77,902)       (879,460)
Issued on acquisition
 of Ivy Growth with
 Income Fund.........   4,455,447      55,728,807            --              --
                       ----------    ------------    ----------    ------------
Net increase.........   4,539,944    $ 56,817,129       204,533    $  2,307,988
                       ==========    ============    ==========    ============

                            SIX MONTHS ENDED
                             JUNE 30, 2000                   YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1999
-------------------------------------------------------------------------------
CLASS B                  SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold.................     173,865    $  2,121,658       678,732    $  7,639,044
Issued on
 reinvestment of
 distributions.......          --              --           483           5,908
Repurchased..........     (83,977)     (1,014,483)      (65,287)       (761,345)
Issued on acquisition
 of Ivy Growth with
 Income Fund.........   1,398,527      17,384,170            --              --
                       ----------    ------------    ----------    ------------
Net increase.........   1,488,415    $ 18,491,345       613,928    $  6,883,607
                       ==========    ============    ==========    ============

                            SIX MONTHS ENDED
                             JUNE 30, 2000                   YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1999
-------------------------------------------------------------------------------
CLASS C                  SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold.................      26,436    $    327,218       225,883    $  2,547,834
Issued on
 reinvestment of
 distributions.......          --              --           163           1,994
Repurchased..........     (42,358)       (509,054)      (33,182)       (388,189)
Issued on acquisition
 of Ivy Growth with
 Income Fund.........      41,859         520,745            --              --
                       ----------    ------------    ----------    ------------
Net increase.........      25,937    $    338,909       192,864    $  2,161,639
                       ==========    ============    ==========    ============

                            SIX MONTHS ENDED
                             JUNE 30, 2000                   YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1999
-------------------------------------------------------------------------------
ADVISOR CLASS            SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold.................      11,296    $    140,593        29,163    $    329,193
Issued on
 reinvestment of
 distributions.......          --              --           577           7,101
Repurchased..........      (4,391)        (53,140)       (5,280)        (62,328)
Issued on acquisition
 of Ivy Growth with
 Income Fund.........      19,951         250,530            --              --
                       ----------    ------------    ----------    ------------
Net increase.........      26,856    $    337,983        24,460    $    273,966
                       ==========    ============    ==========    ============

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

03IBCF063000

                                [IVY FUNDS LOGO]


SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.

Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000

BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS

Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL

Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT

Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR

Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111
www.ivyfunds.com

E-mail: acctinfo@ivyfunds.com

[IVY MACKENZIE LOGO]

IVY ASIA PACIFIC FUND

MARKET PERSPECTIVE

[PHOTO] The Fund's goal: to provide long-term capital growth by investing in securities in the Asia Pacific (non-Japan) region.

Ivy Asia Pacific Fund is managed by Ivy's International Equity team. The following is an interview with team member and Asian equity specialist Michelle Chan.

Q: MICHELLE, WHAT HAPPENED IN THE ASIA PACIFIC REGION IN THE FIRST HALF OF 2000?

A: As in the rest of the world, technology, media and telecommunication (TMT) stocks performed well for most of the first quarter, but experienced a sell-off in March. The Hong Kong market, where the Fund has 32% of its assets, has become very correlated with the technology-heavy NASDAQ. When the stocks in that index declined in the spring, Hong Kong TMT stocks quickly followed. After the "high-tech fever" cooled down, however, the Hong Kong market was dominated more by concern over continuing interest rate increases in the US. Hong Kong's currency is pegged to the US dollar, and an interest rate increase in the US is inevitably followed by an interest rate increase in Hong Kong.

The Taiwanese market experienced quite a bit of volatility prior to its recent presidential elections. Political issues in Taiwan during the presidential campaign and controversy on the mainland led to substantial nervousness and a sell-off in the Taiwanese market. The new government, however, seems to be conciliatory on issues that affect Mainland China, which we believe is a good sign.

Malaysia, which was dropped from the Morgan Stanley Capital International Far East ex-Japan Index in September of 1998, was reincluded this past May. As a result, investor sentiment toward Malaysia improved, and the market rallied. This was good news for the Fund, since it has 7.4% of its assets in Malaysia.

Q: WHAT RECENT DEVELOPMENTS DO YOU FIND ENCOURAGING?

A: In China, the government seems committed to accelerating reforms and reducing the role of the state-owned sector in the economy. As a result, it is privatizing many companies and opening them to foreign investment. Currently, the state-owned sector is less than 40% of the total economy. Of course, completely revitalizing the state-owned enterprise sector will take time. But in the coastal regions -- where most of the wealth is centered -- China has already done a fantastic job of encouraging an entrepreneurial spirit, which bodes well for the rest of the country.

The normalization of China's trade relationship with the US and China's imminent entry into the World Trade Organization should greatly benefit the surrounding region. Mainland China could benefit because current trade quotas -- which limit China's textile exports to the US -- may be lifted. If China's external trading activity increases dramatically, and we believe that it will, it should directly benefit Hong Kong, since Hong Kong has always been a conduit between China and the rest of the world for trade and financial activity. Taiwan is now playing a major manufacturing role for multinational electronic companies, so it too should benefit if it outsources its lower-end manufacturing to China and takes advantage of China's cheaper labor market. We believe that all these factors should be positive for equity markets in this region.

Q: WHAT OTHER CHANGES ARE TAKING PLACE IN HONG KONG, TAIWAN AND KOREA?

A: Hong Kong is now going through a structural change, expanding from its role as service provider for mainland importers and exporters to a more information-based economy. Throughout Hong Kong, many companies are either implementing the latest technology or diversifying into new high-tech areas. Hong Kong is still an international center of finance, but it is also growing into the information services center for all of Asia. It has skilled labor, an educated labor force and China's huge consumer market right in its backyard.

Outside of Japan, the largest concentration of electronics companies is now in Taiwan and Korea. Taiwan is continuing its role as Asia's high-tech manufacturing center, and it is continually enhancing its value in this area. In fact, Japan is now starting to outsource more of its manufacturing of electronics products to Taiwan.

While Taiwan tends to have smaller companies, Korea is dominated more by large conglomerates, many of which are now restructuring. Korean companies are working hard to eliminate debt and attract foreign investors. There is also a new focus on shareholder value and bottom-line profitability, which we believe is positive for the markets. In general, Korea's economy looks strong, and the country is developing world-class industries.

             "WE BELIEVE THAT THE ASIA PACIFIC REGION WILL CONTINUE
               TO BE AMONG THE WORLD'S FASTEST-GROWING MARKETS."

Q: HOW WAS IVY ASIA PACIFIC FUND POSITIONED TO BENEFIT FROM THESE TRENDS?

A: In our view, the short-term political uncertainty in Taiwan made the prices of electronics manufacturing stocks -- which are already trading at low valuations compared with their global peers -- even more attractive, so we increased the Fund's holdings in this sector. We also took advantage of attractive valuations in Korea to add to the Fund's holdings in high-quality stocks in companies such as Samsung Electronics, Korea Telecom and SK Telecom.

In addition, we have been restructuring the Fund's Hong Kong holdings, divesting financial stocks that are very sensitive to interest rates. Because the interest rate outlook in the US is still uncertain, and Hong Kong's market is so closely tied to US interest rates, we're trying to limit the Fund's exposure to these stocks in favor of ones with less interest rate sensitivity.

Q: IN THE PAST, THE FUND WAS MANAGED IN A VALUE STYLE. WILL THAT CHANGE?

A: Yes. We're now taking a more flexible approach, blending growth and value to take advantage of more investment opportunities. This strategy allows us to target the more growth-oriented technology and telecommunications stocks. That's important, because in this region we see a lot of opportunity coming from these sectors.

Q: WHAT IS YOUR LONG-TERM OUTLOOK FOR THE ASIA PACIFIC REGION?

A: We believe that the Asia Pacific region will continue to be among the world's fastest-growing markets. Asia in general has a high rate of domestic demand, modern manufacturing capabilities, low-cost labor and pro-business policies. In Northern Asia, the combination of Hong Kong's status as a regional trading and financial center, Taiwan's focus on manufacturing high-tech products and China's low-cost labor and consumer market could sustain a very dynamic regional economy. Although we expect bumps in the road due to political events and the region's sensitivity to external factors (such as US interest rates), we are very positive on the Asia Pacific market and its strong economic recovery.


The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               3

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES -- 97.7%                SHARES      VALUE
--------------------------------------------------------------
AUSTRALIA -- 1.6%
National Australia Bank Ltd.............    4,099   $   68,660
Westpac Banking Corp. Ltd...............    9,000       65,116
                                                    ----------
                                                       133,776
                                                    ----------
CHINA -- 7.1%
China Unicom Limited(a).................  176,000      373,674
Nanjing Panda Electronics Co.,
  Ltd.(a)...............................  362,000      130,032
Qingling Motors Company -- H Shares.....  758,000       87,517
                                                    ----------
                                                       591,223
                                                    ----------
HONG KONG -- 31.5%
Asia Satellite Telecommunications
  Holdings Ltd. ADR.....................   56,500      193,165
Automated Systems Holdings Ltd..........  192,000       98,524
Cathay Pacific Airways..................  121,000      224,303
Cheung Kong Holdings Ltd................   26,000      287,683
China Telecom (Hong Kong) Limited(a)....   48,000      423,347
Citic Pacific Ltd.......................   48,000      251,237
Dah Sing Financial Group................   52,000      209,467
Guangdong Kelon Electrical Holdings Co.
  Ltd. -- H Shares......................   55,000       29,811
HSBC Holdings plc.......................   16,800      191,814
Hutchison Whampoa Limited...............   12,000      150,865
Orient Overseas International Ltd.......   93,000       46,828
Sun Hung Kai Properties Ltd.............   12,000       86,209
Swire Pacific Ltd.......................   28,000      163,797
Wharf Holdings Ltd......................   42,810       76,613
Wing Hang Bank Limited..................   74,000      184,169
                                                    ----------
                                                     2,617,832
                                                    ----------
MALAYSIA -- 7.4%
Berjaya Sports Toto Berhad..............   61,000       99,528
Genting Berhad..........................   17,000       62,633
Malayan Banking Berhad..................   34,400      139,413
Public Bank Berhad......................   40,000       36,843
Public Bank Berhad -- Foreign
  Registered............................   50,000       50,001
Sime Darby Berhad.......................  102,000      130,992
Sime UEP Properties Berhad..............   68,000       91,265
                                                    ----------
                                                       610,675
                                                    ----------
NEW ZEALAND -- 3.1%
Fletcher Challenge Energy...............   21,000       68,707
Telecom Corporation of New Zealand
  Limited...............................   22,253       78,044
Tourism Holdings Limited................   98,591      113,710
                                                    ----------
                                                       260,461
                                                    ----------
PHILIPPINES -- 0.6%
Benpres Holdings Corporation Sponsored
  GDR(a)................................    8,000       15,500
Manila Electric Company -- B Shares.....   19,200       28,204
Universal Robina Corporation............   67,500        8,276
                                                    ----------
                                                        51,980
                                                    ----------

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITIES                         SHARES      VALUE
SINGAPORE -- 9.8%
DBS Group Holdings Limited..............    9,943   $  127,668
DBS Land Ltd............................   73,000       94,576
Overseas Union Bank Ltd.................   52,148      202,080
Singapore Airlines Limited..............   17,000      168,134
Singapore Press Holdings Ltd............   14,000      218,626
                                                    ----------
                                                       811,084
                                                    ----------
SOUTH KOREA -- 19.0%
Hyundai Motor Company Ltd...............    5,983       76,733
Korea Electric Power Corp...............    2,000       62,063
Korea Telecom Corporation...............    2,500      220,182
Pohang Iron & Steel Company Ltd.........    1,000       88,238
Samsung Electronics Co. Sponsored GDR...    2,970      581,377
Samsung Fire & Marine Insurance.........    1,749       48,627
Shinhan Bank............................   24,400      229,778
SK Telecom Co., Ltd.....................      814      266,469
                                                    ----------
                                                     1,573,467
                                                    ----------
TAIWAN -- 16.9%
Asustek Computer Inc....................   26,520      218,711
Compal Electronics Inc..................  145,900      357,656
Hon Hai Precision Industry Co., Ltd.....   40,000      361,051
Taiwan Semiconductor Manufacturing
  Company...............................   99,000      469,300
                                                    ----------
                                                     1,406,718
                                                    ----------
THAILAND -- 0.7%
Advanced Info Service Public Company
  Limited -- Foreign Registered(a)......    4,600       57,231
                                                    ----------
TOTAL INVESTMENTS -- 97.7%
  (Cost -- $6,625,127)(b)...............             8,114,447
OTHER ASSETS, LESS LIABILITIES -- 2.3%                 188,027
                                                    ----------
NET ASSETS -- 100%                                  $8,302,474
                                                    ==========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(a) Non-income producing security
(b) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At June 30, 2000, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation................   $1,869,210
    Gross unrealized depreciation................     (379,890)
                                                    ----------
        Net unrealized appreciation..............   $1,489,320
                                                    ==========
Purchases and sales of securities other than short-term
obligations aggregated $5,293,294 and $3,758,977,
respectively, for the period ended June 30, 2000.

                     The accompanying notes are an integral
                       part of the financial statements.

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4

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $6,625,127).......  $ 8,114,447
Cash........................................................      173,677
Receivables
  Investments sold..........................................        6,469
  Fund shares sold..........................................        5,931
  Dividends and interest....................................       18,107
  Manager for expense reimbursement.........................       23,876
Deferred organization expenses..............................       14,106
Other assets................................................       14,125
                                                              -----------
    Total assets............................................    8,370,738
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       26,468
  Management fee............................................        6,946
  12b-1 service and distribution fees.......................        1,194
  Other payables to related parties.........................        4,374
Accrued expenses............................................       29,282
                                                              -----------
    Total liabilities.......................................       68,264
                                                              -----------
NET ASSETS..................................................  $ 8,302,474
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($2,749,276/384,368 shares outstanding)...................  $      7.15
                                                              ===========
Maximum offering price per share ($7.15 X 100/94.25)*.......  $      7.59
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($3,250,875/461,235 shares outstanding).............  $      7.05
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($2,300,597/324,896 shares outstanding).............  $      7.08
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($1,726/244 shares outstanding).....................  $      7.07
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 8,431,437
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (1,611,496)
  Accumulated net investment loss...........................       (6,836)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    1,489,369
                                                              -----------
NET ASSETS..................................................  $ 8,302,474
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................            $   117,250
  Interest..................................................                 15,152
                                                                        -----------
                                                                            132,402
                                                                        -----------
EXPENSES
  Management fee............................................  $43,657
  Transfer agent............................................   13,036
  Administrative services fee...............................    4,366
  Custodian fees............................................   37,459
  Blue Sky fees.............................................   15,668
  Auditing and accounting fees..............................   11,081
  Shareholder reports.......................................    5,384
  Amortization of organization expenses.....................    4,899
  Fund accounting...........................................   10,243
  Trustees' fees............................................    2,732
  12b-1 service and distribution fees.......................   33,390
  Legal.....................................................   13,847
  Other.....................................................    1,239
                                                                        -----------
                                                                            197,001
  Expenses reimbursed by Manager............................                (78,485)
                                                                        -----------
      Net expenses..........................................                118,516
                                                                        -----------
NET INVESTMENT INCOME.......................................                 13,886
                                                                        -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                211,218
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................             (1,249,445)
                                                                        -----------
      Net loss on investment transactions...................             (1,038,227)
                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $(1,024,341)
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.

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6

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                              ------------   ------------
                                                                  2000           1999
                                                              ------------   ------------
                                                              (UNAUDITED)
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income (loss)..............................  $    13,886     $  (17,446)
  Net realized gain on investments and foreign currency
    transactions............................................      211,218        311,404
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................   (1,249,445)     2,429,520
                                                              -----------     ----------
      Net (decrease) increase resulting from operations.....   (1,024,341)     2,723,478
                                                              -----------     ----------
Class A distributions
  Dividends from net investment income......................           --         (4,345)
  Distributions from capital gain...........................           --        (14,864)
                                                              -----------     ----------
      Total distributions to Class A shareholders...........           --        (19,209)
                                                              -----------     ----------
Class B distributions
  Distributions from capital gain...........................           --        (15,357)
                                                              -----------     ----------
      Total distributions to Class B shareholders...........           --        (15,357)
                                                              -----------     ----------
Class C distributions
  Distributions from capital gain...........................           --        (12,237)
                                                              -----------     ----------
      Total distributions to Class C shareholders...........           --        (12,237)
                                                              -----------     ----------
Advisor Class distributions
  Dividends from net investment income......................           --           (791)
  Distributions from capital gain...........................           --           (934)
                                                              -----------     ----------
      Total distributions to Advisor Class shareholders.....           --         (1,725)
                                                              -----------     ----------
Fund share transactions (Note 5)
  Class A...................................................    1,015,893       (107,980)
  Class B...................................................      (97,556)       529,602
  Class C...................................................     (420,013)       281,207
  Advisor Class.............................................     (116,624)       122,006
                                                              -----------     ----------
      Net increase resulting from Fund share transactions...      381,700        824,835
                                                              -----------     ----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................     (642,641)     3,499,785
NET ASSETS
  Beginning of period.......................................    8,945,115      5,445,330
                                                              -----------     ----------
  END OF PERIOD.............................................  $ 8,302,474     $8,945,115
                                                              ===========     ==========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------
                                                              for the six
                                                              months ended
                                                                June 30,
                          CLASS A                             (unaudited)       for the year ended December 31,
--------------------------------------------------------------------------------------------------------------------
                                                                  2000          1999         1998         1997
SELECTED PER SHARE DATA                                       ------------------------------------------------------
Net asset value, beginning of period........................    $  7.99        $ 5.56      $  6.01      $ 10.00
                                                              ------------------------------------------------------
  (Loss) income from investment operations
  Net investment income(a)..................................        .03           .02          .03          .02
  Net (loss) gain on securities (both realized and
    unrealized).............................................       (.87)         2.49         (.44)       (3.98)
                                                              ------------------------------------------------------
  Total from investment operations..........................       (.84)         2.51         (.41)       (3.96)
                                                              ------------------------------------------------------
  Less distributions
  Dividends
    From net investment income..............................         --           .02           --          .01
    In excess of net investment income......................         --            --          .03          .02
  Distributions from capital gain...........................         --           .06          .01           --
                                                              ------------------------------------------------------
    Total distributions.....................................         --           .08          .04          .03
                                                              ------------------------------------------------------
Net asset value, end of period..............................    $  7.15        $ 7.99      $  5.56      $  6.01
                                                              ======================================================
Total return(%).............................................     (10.51)(b)     45.10(c)     (6.86)(c)   (39.58)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $ 2,749        $2,015      $ 1,393      $   692
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................       2.16(e)       2.39         2.77         2.11
  Without expense reimbursement(%)..........................       3.96(e)       4.03         6.15        10.17
Ratio of net investment income to average net
  assets(%)(a)..............................................        .88(e)        .31          .53          .63
Portfolio turnover rate(%)..................................         47            24           86            1

--------------------------------------------------------------------------------------------------------------------
                                                              for the six
                                                              months ended
                                                                June 30,
                          CLASS B                             (unaudited)       for the year ended December 31,
--------------------------------------------------------------------------------------------------------------------
                                                                  2000          1999         1998         1997
SELECTED PER SHARE DATA                                       ------------------------------------------------------
Net asset value, beginning of period........................    $  7.91        $ 5.53      $  5.99      $ 10.00
                                                              ------------------------------------------------------
  (Loss) income from investment operations
  Net investment loss(a)....................................         --          (.03)        (.01)          --
  Net (loss) gain on securities (both realized and
    unrealized).............................................       (.86)         2.44         (.44)       (4.00)
                                                              ------------------------------------------------------
  Total from investment operations..........................       (.86)         2.41         (.45)       (4.00)
                                                              ------------------------------------------------------
  Less distributions
  Dividends in excess of net investment income..............         --            --          .01          .01
  Distributions from capital gain...........................         --           .03           --           --
                                                              ------------------------------------------------------
    Total distributions.....................................         --           .03          .01          .01
                                                              ------------------------------------------------------
Net asset value, end of period..............................    $  7.05        $ 7.91      $  5.53      $  5.99
                                                              ======================================================
Total return(%).............................................     (10.87)(b)     43.64(c)     (7.48)(c)   (39.96)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $ 3,251        $3,763      $ 2,197      $   929
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................       3.00(e)       3.17         3.65         2.86
  Without expense reimbursement(%)..........................       4.80(e)       4.81         7.03        10.92
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................        .03(e)       (.46)        (.35)        (.12)
Portfolio turnover rate(%)..................................         47            24           86            1

    The accompanying notes are an integral part of the financial statements.

8

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FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------
                                                              for the six
                                                              months ended
                                                                June 30,
                          CLASS C                             (unaudited)       for the year ended December 31,
--------------------------------------------------------------------------------------------------------------------
                                                                  2000          1999         1998         1997
SELECTED PER SHARE DATA                                       ------------------------------------------------------
Net asset value, beginning of period........................     $ 7.94        $ 5.54      $  5.99      $ 10.00
                                                              ------------------------------------------------------
  (Loss) income from investment operations
  Net investment loss(a)....................................         --          (.03)        (.01)          --
  Net (loss) gain on securities (both realized and
    unrealized).............................................       (.86)         2.46         (.43)       (3.99)
                                                              ------------------------------------------------------
  Total from investment operations..........................       (.86)         2.43         (.44)       (3.99)
                                                              ------------------------------------------------------
  Less distributions
  Dividends in excess of net investment income..............         --            --          .01          .02
  Distributions from capital gain...........................         --           .03           --           --
                                                              ------------------------------------------------------
    Total distributions.....................................         --           .03          .01          .02
                                                              ------------------------------------------------------
Net asset value, end of period..............................     $ 7.08        $ 7.94      $  5.54      $  5.99
                                                              ======================================================
Total return(%).............................................     (10.83)(b)     43.92(c)     (7.37)(c)   (39.94)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $2,301        $3,031      $ 1,855      $   764
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................       2.93(e)       3.09         3.54         2.74
  Without expense reimbursement(%)..........................       4.73(e)       4.73         6.92        10.80
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................        .10(e)       (.38)        (.24)          --
Portfolio turnover rate(%)..................................         47            24           86            1

--------------------------------------------------------------------------------------------------
                                                              for the six      for the period
                                                              months ended      July 1, 1999
                                                                June 30,       (commencement)
                       ADVISOR CLASS                          (unaudited)      to December 31,
--------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                           2000              1999
                                                              ------------------------------------
Net asset value, beginning of period........................     $ 7.97            $ 7.76
                                                              ------------------------------------
  (Loss) income from investment operations
  Net investment income(a)..................................        .05               .02
  Net (loss) gain on securities (both realized and
    unrealized).............................................       (.95)              .30
                                                              ------------------------------------
  Total from investment operations..........................       (.90)              .32
                                                              ------------------------------------
  Less distributions
  Dividends in excess of net investment income..............         --               .05
  Distributions from capital gain...........................         --               .06
                                                              ------------------------------------
    Total distributions.....................................         --               .11
                                                              ------------------------------------
Net asset value, end of period..............................     $ 7.07            $ 7.97
                                                              ====================================
Total return(%)(b)..........................................     (11.29)             4.14

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $    2            $  136
Ratio of expenses to average net assets(d)
  With expense reimbursement(%)(e)..........................       1.80              2.02
  Without expense reimbursement(%)(e).......................       3.60              3.66
Ratio of net investment income to average net
  assets(%)(a)(e)...........................................       1.24               .69
Portfolio turnover rate(%)..................................         47                24

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Total return does not reflect a sales charge.
(d) From 1997 through April 1999, total expenses include fees paid indirectly, if any, through an offset arrangement.
(e) Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                               9

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Asia Pacific Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryover of approximately $1,804,000 as of December 31, 1999 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires in 2006.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gain, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities", by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations

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10

which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, certain securities sold at a loss, and non-deductible organization expenses. As a result, Net investment income and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of the Fund's average net assets.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $1,414.
Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $3,223, $17,206, and $12,961 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $3,306, $6,006, $3,638 and $86, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF CREDIT RISK

The Fund primarily invests in equity securities of companies in the Asia-Pacific region. Therefore, the Fund is more susceptible to factors adversely affecting securities within the Asia-Pacific region than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                            SIX MONTHS ENDED
                             JUNE 30, 2000              YEAR ENDED
                              (UNAUDITED)           DECEMBER 31, 1999
------------------------------------------------------------------------
CLASS A                   SHARES      AMOUNT       SHARES      AMOUNT
------------------------------------------------------------------------
Sold...................   181,195   $ 1,383,924    760,594   $ 4,417,001
Issued on reinvestment
 of distributions......        --            --      1,754        13,679
Repurchased............   (48,875)     (368,031)  (760,739)   (4,538,660)
                         --------   -----------   --------   -----------
Net increase/
 (decrease)............   132,320   $ 1,015,893      1,609   $  (107,980)
                         ========   ===========   ========   ===========

                            SIX MONTHS ENDED
                             JUNE 30, 2000              YEAR ENDED
                              (UNAUDITED)           DECEMBER 31, 1999
------------------------------------------------------------------------
CLASS B                   SHARES      AMOUNT       SHARES      AMOUNT
------------------------------------------------------------------------
Sold...................    59,529   $   442,652    189,550   $ 1,317,798
Issued on reinvestment
 of distributions......        --            --      1,107         8,546
Repurchased............   (73,954)     (540,208)  (112,554)     (796,742)
                         --------   -----------   --------   -----------
Net (decrease)/
 increase..............   (14,425)  $   (97,556)    78,103   $   529,602
                         ========   ===========   ========   ===========

                            SIX MONTHS ENDED
                             JUNE 30, 2000              YEAR ENDED
                              (UNAUDITED)           DECEMBER 31, 1999
------------------------------------------------------------------------
CLASS C                   SHARES      AMOUNT       SHARES      AMOUNT
------------------------------------------------------------------------
Sold...................    41,906   $   300,921    165,089   $ 1,098,147
Issued on reinvestment
 of distributions......        --            --      1,207         9,364
Repurchased............   (98,550)     (720,934)  (119,605)     (826,304)
                         --------   -----------   --------   -----------
Net (decrease)/
 increase..............   (56,644)  $  (420,013)    46,691   $   281,207
                         ========   ===========   ========   ===========

                            SIX MONTHS ENDED
                             JUNE 30, 2000              YEAR ENDED
                              (UNAUDITED)           DECEMBER 31, 1999
------------------------------------------------------------------------
ADVISOR CLASS             SHARES      AMOUNT       SHARES      AMOUNT
------------------------------------------------------------------------
Sold...................    34,944   $   257,152     78,562   $   577,741
Issued on reinvestment
 of distributions......        --            --        222         1,725
Repurchased............   (51,760)     (373,776)   (61,724)     (457,460)
                         --------   -----------   --------   -----------
Net
 (decrease)/increase...   (16,816)  $  (116,624)    17,060   $   122,006
                         ========   ===========   ========   ===========

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

03IAPF063000

IVY SOUTH AMERICA FUND
PORTFOLIO OF INVESTMENTS
June 30, 2000 (unaudited)



----------------------------------------------------------------------------------------------------------
EQUITY SECURITIES - 87.2%                                                     SHARES              VALUE
----------------------------------------------------------------------------------------------------------
ARGENTINA - 9.3%
Banco de Galicia y Buenos Aires S.A. de C.V                                    18,666         $    70,011
PC Holdings S.A. Sponsored ADR                                                  5,839             106,927
Quilmes Industrial S.A                                                          5,830              64,859
Telecom Argentina S.A. Sponsored ADR                                            2,300              63,250
Telefonica de Argentina S.A. Sponsored ADR                                      2,700              85,725
                                                                                              -----------
                                                                                                  390,772
                                                                                              -----------
BRAZIL - 65.1%
Banco Bradesco S.A. - Preferred                                            19,196,804             167,072
Banco Itau S.A. (a)                                                           970,000              85,227
Cia Brasileira de Distribuicao Grupo Pao de Acucar                          4,350,000             141,065
Cia Cervejaria Brahma Sponsored ADR                                             6,800             115,600
Cia de Saneamento Basico do Estado de Sao Paulo Rights (SABESP)               320,030              24,305
Cia Energetica de Minas Gerais (CEMIG)                                      3,368,933              58,827
Cia Paranaense de Energia (COPEL)                                          12,800,000              80,818
Cia Riograndense de Telecomunicacoes (CRT) - Preferred (a)                    238,000              80,479
Cia Siderurgica de Tubarao - Preferred                                      4,900,000              60,165
Cia Vale do Rio Doce                                                            8,300                  --
Cia Vale do Rio Doce - Preferred A                                              9,400             265,229
Embratel Participacoes S.A                                                      5,100             120,488
Gerdau S.A. (a)                                                             7,400,000              90,246
Petroleo Brasileiro S.A. (Petrobras)                                           22,540             680,967
Tam-cia De Invetimentos (a) (b)                                             2,450,000              40,065
Tele Centro Oeste Celular Part. S.A                                        27,000,000             108,961
Tele Centro Sul Participacoes S.A                                               2,020             147,586
Tele Norte Leste Participacoes S.A                                              9,718             229,588
Telecomunicacoes de Sao Paulo S.A. (Telesp) Sponsored ADR                       2,600              48,100
Uniao de Bancos Brasileiros S.A (Unibanco) Units                            2,089,847             121,629
Usinas Siderurgicas de Minas Gerais S.A. - Preferred A (Usiminas)              16,910              78,178
                                                                                              -----------
                                                                                                2,744,595
                                                                                              -----------
CHILE - 7.1%
Antofagasta Holdings plc                                                       21,700             116,130
Banco Santander Chile Sponsored ADR                                             1,000              16,000
Cia de Telecomunicaciones de Chile S.A. Sponsored ADR                           4,800              87,000
Empresa Nacional Electricidad S.A. Sponsored ADR                                2,793              30,897
Laboratorio Chile S.A. ADR                                                      2,500              47,969
                                                                                              -----------
                                                                                                  297,996
                                                                                              -----------

MEXICO - 2.2%
Panamerican Beverages Inc.                                                      6,200              92,613
                                                                                              -----------

PERU - 1.1%
Credicorp Limited                                                               5,273              47,457
                                                                                              -----------

VENEZUELA - 2.4%
Cia Anonima Nacional Telefonos de Venezuela ADR (CANTV)                         3,800             103,313
                                                                                              -----------

TOTAL INVESTMENTS - 87.2%
     (Cost - $3,528,817) (c)                                                                    3,676,746

OTHER ASSETS, LESS LIABILITIES - 12.8%                                                            540,835
                                                                                              -----------

NET ASSETS - 100%                                                                             $ 4,217,581
                                                                                              ===========




ADR - American Depository Receipt
(a) Non-income producing security
(b) Security valued in good faith by the Valuation Committee of the Board of Trustees. See Note I to the Financial Statements.
(c) Cost is approximately the same for Federal income tax purposes.

OTHER INFORMATION:

At June 30, 2000, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
     Gross unrealized appreciation                                                                             $ 528,007
     Gross unrealized depreciation                                                                              (380,078)
                                                                                                              -----------
          Net unrealized appreciation                                                                          $ 147,929
                                                                                                              ===========

Purchases and sales of securities other than short-term obligations aggregated
$2,010,660 and $928,429, respectively, for the period ended June 30, 2000.









    The accompanying notes are an integral part of the financial statements.

IVY SOUTH AMERICA FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited)


ASSETS
Investments, at value (identified cost -$3,528,817) ...................................         $ 3,676,746
Cash ..................................................................................             526,227
Receivables
  Investments sold ....................................................................              14,483
  Dividends and interest ..............................................................              15,154
Other assets ..........................................................................                 166
                                                                                                -----------
  Total assets ........................................................................           4,232,776
                                                                                                -----------

LIABILITIES
Payables to related parties ...........................................................                 655
Accrued expenses ......................................................................              14,540
                                                                                                -----------
  Total liabilities ...................................................................              15,195
                                                                                                -----------

NET ASSETS ............................................................................         $ 4,217,581
                                                                                                ===========

CLASS A
Net asset value and redemption price per share
        ($3,170,042/410,923 shares outstanding) .......................................         $      7.71
                                                                                                ===========
Maximum offering price per share
             ($7.71 x 100/94.25)* .....................................................         $      8.18
                                                                                                ===========

CLASS B
Net asset value, offering price and redemption price** per share
          ($907,288/119,594 shares outstanding) .......................................         $      7.59
                                                                                                ===========

CLASS C
Net asset value, offering price and redemption price*** per share
          ($138,212/18,514 shares outstanding) ........................................         $      7.47
                                                                                                ===========

ADVISOR CLASS
Net asset value, offering price and redemption price per share
            ($2,039/266 shares outstanding) ...........................................         $      7.67
                                                                                                ===========

NET ASSETS CONSIST OF
  Capital paid-in .....................................................................         $ 5,451,870
  Accumulated net realized loss on investments and
     foreign currency transactions ....................................................          (1,387,227)
  Undistributed net investment income .................................................               4,980
  Net unrealized appreciation on investments and
    foreign currency transactions .....................................................             147,958
                                                                                                -----------

NET ASSETS ............................................................................         $ 4,217,581
                                                                                                ===========

   *On sales of more than $50,000 the offering price is reduced.
  **Subject to a maximum deferred sales charge of 5%.
 ***Subject to a maximum deferred sales charge of 1%.



    The accompanying notes are an integral part of the financial statements.

IVY SOUTH AMERICA FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2000 (unaudited)

INVESTMENT INCOME
  Dividends ......................................................................                     $  53,531
  Interest .......................................................................                        10,250
                                                                                                       ---------
                                                                                                          63,781
                                                                                                       ---------

EXPENSES
  Management fee .................................................................      $  18,573
  Transfer agent .................................................................          7,747
  Administrative services fee ....................................................          1,857
  Custodian fees .................................................................         23,403
  Blue Sky fees ..................................................................         14,631
  Auditing and accounting fees ...................................................          8,831
  Shareholder reports ............................................................          4,002
  Fund accounting ................................................................          9,971
  Trustees' fees .................................................................          2,415
  12b-1 service and distribution fees ............................................          9,031
  Legal ..........................................................................         14,620
  Other ..........................................................................            383
                                                                                                       ---------
                                                                                                         115,464
  Expenses reimbursed by Manager .................................................                       (65,176)
                                                                                                       ---------
    Net expenses .................................................................                        50,288
                                                                                                       ---------
NET INVESTMENT INCOME ............................................................                        13,493
                                                                                                       ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT
  TRANSACTIONS
  Net realized loss on
    investments and foreign currency transactions ................................                      (659,554)
  Net change in unrealized depreciation on
    investments and foreign currency transactions ................................                       405,088
                                                                                                       ---------
     Net loss on investment transactions .........................................                      (254,466)
                                                                                                       ---------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ................................................................                     $(240,973)
                                                                                                       =========



    The accompanying notes are an integral part of the financial statements.

IVY SOUTH AMERICA FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                     For the Six              For the
                                                                     Months Ended            Year Ended
                                                                       June 30,             December 31,
                                                                 ---------------------   -------------------
                                                                        2000                    1999
                                                                 ---------------------   -------------------
                                                                     (unaudited)
INCREASE IN NET ASSETS
Operations
  Net investment income ................................            $    13,493             $    29,117
  Net realized loss on investments and
    foreign currency transactions ......................               (659,554)                (67,947)
  Net change in unrealized depreciation on
    investments and foreign currency transactions ......                405,088                 995,732
                                                                    -----------             -----------
       Net (decrease) increase resulting from operations               (240,973)                956,902
                                                                    -----------             -----------

Dividends to shareholders from net investment income
  Class A ..............................................                     --                 (58,620)
  Class B ..............................................                     --                 (37,286)
  Class C ..............................................                     --                 (11,584)
  Advisor Class ........................................                     --                  (7,352)
                                                                    -----------             -----------
        Total distributions to shareholders ............                     --                (114,842)
                                                                    -----------             -----------

Fund share transactions (Note 5)
  Class A ..............................................              1,841,820                (611,825)
  Class B ..............................................               (284,506)                (59,625)
  Class C ..............................................                 12,824                 (43,807)
  Advisor Class ........................................               (129,955)                133,814
                                                                    -----------             -----------

      Net increase (decrease) resulting from
         Fund share transactions .......................              1,440,183                (581,443)
                                                                    -----------             -----------

TOTAL INCREASE IN NET ASSETS ...........................              1,199,210                 260,617

NET ASSETS
  Beginning of period ..................................              3,018,371               2,757,754
                                                                    -----------             -----------

  END OF PERIOD ........................................            $ 4,217,581             $ 3,018,371
                                                                    ===========             ===========
UNDISTRIBUTED NET INVESTMENT INCOME ....................            $     4,980             $        --
                                                                    ===========             ===========


    The accompanying notes are an integral part of the financial statements.

IVY SOUTH AMERICA FUND
FINANCIAL HIGHLIGHTS


                                             for the six
                                             months ended
                                               June 30,
CLASS A                                       (unaudited)                    For the Year Ended December 31,
                                             ------------     ----------------------------------------------------------------
SELECTED PER SHARE DATA                           2000          1999         1998            1997           1996         1995
                                                 ------       --------      -------       ----------      -------      -------
Net asset value, beginning of period .........   $ 7.83       $   5.58      $  8.96       $     8.51      $  6.88         8.37
                                                 ------       --------      -------       ----------      -------      -------
  (Loss) income from investment operations
  Net investment income (a) ..................      .01            .12          .21              .06          .01          .01
  Net (loss) gain on securities (both realized
    and unrealized) ..........................     (.13)          2.45        (3.44)             .53         1.66        (1.45)
                                                 ------       --------      -------       ----------      -------      -------
  Total from investment operations ...........     (.12)          2.57        (3.23)             .59         1.67        (1.44)
                                                 ------       --------      -------       ----------      -------      -------
  Less distributions
  Dividends from net investment income .......       --            .32           --              .04           --           --
  Distributions from capital gain ............       --             --          .15              .10          .04           --
  Returns of capital .........................       --             --           --               --           --          .05
                                                 ------       --------      -------       ----------      -------      -------
    Total distributions ......................       --            .32          .15              .14          .04          .05
                                                 ------       --------      -------       ----------      -------      -------
Net asset value, end of period ...............   $ 7.71       $   7.83      $  5.58       $     8.96      $  8.51      $  6.88
                                                 ======       ========      =======       ==========      =======      =======
Total return (%) .............................    (1.53)(b)      46.39(c)    (36.07)(c)         7.03(c)     24.22(c)    (17.28)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .....   $3,170       $  1,478      $ 1,638       $    5,671      $ 4,016      $,2,015
Ratio of expenses to average net assets (d)
  With expense reimbursement (%) .............     2.30(e)        2.20         2.38             2.45         2.55         2.61
  Without expense reimbursement (%) ..........     5.64(e)        8.25         5.09             3.18         4.89         9.26
Ratio of net investment income to
  average net assets (%) (a) .................      .97(e)        1.44         1.96              .65          .24          .22
Portfolio turnover rate (%) ..................       26              3           26               10           20           45



                                              for the six
                                              months ended
                                                June 30,
CLASS B                                        (unaudited)                    For the Year Ended December 31,
                                               ----------      --------------------------------------------------------------
SELECTED PER SHARE DATA                            2000          1999          1998         1997            1996        1995
                                                  ------       -------      --------       -------       -------      -------
Net asset value, beginning of period .........    $ 7.73       $  5.52      $   8.94       $  8.48       $  6.88      $  8.37
                                                  ------       -------      --------       -------       -------      -------
  (Loss) income from investment operations
  Net investment income (loss) (a)............        --           .05           .12          (.01)         (.03)        (.02)
  Net (loss) gain on securities (both realized
    and unrealized) ..........................      (.14)         2.44         (3.39)          .53          1.63        (1.47)
                                                  ------       -------      --------       -------       -------      -------
  Total from investment operations ...........      (.14)         2.49         (3.27)          .52          1.60        (1.49)
                                                  ------       -------      --------       -------       -------      -------
  Less distributions
  Dividends from net investment income .......        --           .28            --            --            --           --
  Distributions from capital gain ............        --            --           .15           .06            --           --
                                                  ------       -------      --------       -------       -------      -------
    Total distributions ......................        --           .28           .15           .06            --           --
                                                  ------       -------      --------       -------       -------      -------

Net asset value, end of period ...............    $ 7.59       $  7.73      $   5.52       $  8.94       $  8.48      $  6.88
                                                  ======       =======      ========       =======       =======      =======
Total return (%) .............................     (1.81)(b)     45.29(c)     (36.59)(c)      6.18(c)      23.26(c)    (17.90)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)  ....    $  907       $ 1,237      $    972       $ 3,028       $ 2,025      $   684
Ratio of expenses to average net assets (d)
  With expense reimbursement (%) .............      3.18(e)       2.98          3.18          3.23          3.33         3.36
  Without expense reimbursement (%) ..........      6.52(e)       9.03          5.89          3.96          5.67        10.01
Ratio of net investment income (loss) to
  average net assets (%) (a) .................       .09(e)        .66          1.16          (.13)         (.54)        (.53)
Portfolio turnover rate (%) ..................        26             3            26            10            20           45






                                              for the six                                                For the Period
                                             months ended                                               April 30, 1996
CLASS C                                         June 30,                                                (commencement)
                                              (unaudited)           For the Year Ended December 31,     to December 31,
                                             --------------      -------------------------------------  ---------------
SELECTED PER SHARE DATA                             2000           1999           1998          1997         1996
                                                 ---------       ---------      ---------    ---------    ---------
Net asset value, beginning of period .........   $    7.63       $    5.48      $    8.89    $    8.46    $    7.96
                                                 ---------       ---------      ---------    ---------    ---------
  (Loss) income from investment operations
  Net investment income (loss)(a) ............          --             .03            .12         (.02)        (.02)
  Net (loss) gain on securities (both realized
    and unrealized) ..........................        (.16)           2.45          (3.38)         .53          .55
                                                 ---------       ---------      ---------    ---------    ---------
  Total from investment operations ...........        (.16)           2.48          (3.26)         .51          .53
                                                 ---------       ---------      ---------    ---------    ---------
  Less distributions
  Dividends from net investment income .......          --             .33             --           --           --
  Distributions from capital gain ............          --              --            .15          .08          .03
                                                 ---------       ---------      ---------    ---------    ---------
    Total distributions ......................          --             .33            .15          .08          .03
                                                 ---------       ---------      ---------    ---------    ---------
Net asset value, end of period ...............   $    7.47       $    7.63      $    5.48    $    8.89    $    8.46
                                                 =========       =========      =========    =========    =========
Total return (%) .............................       (2.10)(b)       45.59(c)      (36.69) (c)   5.05 (c)      6.66 (b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)  ....   $     138       $     141        $   148    $     453    $     111
Ratio of expenses to average net assets (d)
  With expense reimbursement (%) .............        3.41 (e)        2.94           3.21         3.30         3.45 (e)
  Without expense reimbursement (%) ..........        6.75 (e)        8.99           5.92         4.03         5.80 (e)
Ratio of net investment (loss) income to
  average net assets (%)(a) ..................        (.13)(e)         .70           1.13         (.20)        (.68)(e)
Portfolio turnover rate (%) ..................          26               3             26           10           20





                                                        for the six       for the period
                                                        months ended       July 1, 1999
ADVISOR CLASS                                              June 30,        (commencement)
                                                         (unaudited)       to December 31,
                                                         -----------       ---------------
SELECTED PER SHARE DATA                                      2000               1999
                                                         -----------       ---------------
Net asset value, beginning of period .........            $  7.80             $  6.60
                                                         -----------       ---------------
  (Loss) income from investment operations
  Net investment income (a) ..................                .02                 .04
  Net (loss) gain on securities (both realized
    and unrealized) ..........................               (.15)               1.55
                                                         -----------       ---------------
  Total from investment operations ...........               (.13)               1.59
                                                         -----------       ---------------
  Less distributions
  Dividends from net investment income .......                 --                 .39
                                                         -----------       ---------------
    Total distributions ......................                 --                 .39
                                                         -----------       ---------------
Net asset value, end of period ...............            $  7.67             $  7.80
                                                         ===========       ===============

Total return (%)(f) ..........................              (1.67)              24.35

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .....            $     2             $   163
Ratio of expenses to average net assets (e)
  With expense reimbursement (%) .............               1.81                1.43
  Without expense reimbursement (%) ..........               5.15                7.48
Ratio of net investment income to
  average net assets (%)(a)(e) ...............               1.46                2.21
Portfolio turnover rate (%) ..................                 26                   3





(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Total return does not reflect a sales charge.
(d) Beginning in 1995, total expenses include fees paid indirectly, if any, through an offset arrangement.
(e) Annualized


    The accompanying notes are an integral part of the financial statements.

IVY SOUTH AMERICA FUND
Notes to Financial Statements (unaudited)


Ivy South America Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION - Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of June 30, 2000, a Board valued security amounted to $40,065 (0.9% of net assets) and has been noted as such in the portfolio of investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES - The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

IVY SOUTH AMERICA FUND
Notes to Financial Statements (unaudited)


The Fund has a net tax-basis capital loss carryover of approximately $709,000 as of December 31, 1999, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $529,000 in 2006 and $180,000 in 2007.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and capital gain, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES - Expenses incurred prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities," by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS - The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2.  RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of the Fund's average net assets.

IVY SOUTH AMERICA FUND
Notes to Financial Statements (unaudited)


Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $82.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $2,957, $5,283 and $791, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $4,357, $2,733, $594 and $63, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3.  BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4.  CONCENTRATION OF CREDIT RISK

The Fund primarily invests in equity securities of companies in South America. Therefore, the Fund is more susceptible to factors adversely affecting securities in South America than is an equity fund that is not concentrated in such securities to the same extent.

5.  FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                             SIX MONTHS ENDED
                                               JUNE 30, 2000                              YEAR ENDED
                                                (UNAUDITED)                           DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------
Class A                                  SHARES               AMOUNT             SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold............................         301,849           $ 2,460,347            66,279         $    407,015
Issued on reinvestment
        of distributions........              --                    --             6,707               50,105
Repurchased.....................         (79,676)             (618,527)         (177,951)          (1,068,945)
                                       ---------           -----------         ---------          -----------
Net increase/(decrease).........         222,173           $ 1,841,820          (104,965)        $   (611,825)
                                       =========           ===========         =========          ===========

                                             SIX MONTHS ENDED
                                               JUNE 30, 2000                              YEAR ENDED
                                                (UNAUDITED)                           DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------
Class B                                  SHARES               AMOUNT             SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold............................          12,278              $ 95,421            60,567            $ 400,074
Issued on reinvestment
        of distributions........              --                    --             3,330               24,579
Repurchased.....................         (52,657)             (379,927)          (80,045)            (484,278)
                                       ---------           -----------         ---------          -----------
Net decrease....................         (40,379)           $ (284,506)          (16,148)           $ (59,625)
                                       =========           ===========         =========          ===========

                                             SIX MONTHS ENDED
                                               JUNE 30, 2000                              YEAR ENDED
                                                (UNAUDITED)                           DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------
Class C                                  SHARES               AMOUNT             SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold............................          41,218             $ 329,134            48,657            $ 323,014
Issued on reinvestment
        of distributions........              --                    --               952                6,929
Repurchased.....................         (41,204)             (316,310)          (58,075)            (373,750)
                                       ---------           -----------         ---------          -----------
Net increase/(decrease).........              14              $ 12,824            (8,466)           $ (43,807)
                                       =========           ===========         =========          ===========

                                             SIX MONTHS ENDED
                                               JUNE 30, 2000                              YEAR ENDED
                                                (UNAUDITED)                           DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------
Advisor Class                            SHARES               AMOUNT             SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------

Sold............................          14,039             $ 112,040            19,933            $ 127,043
Issued on reinvestment
        of distributions........              --                    --               987                7,352
Repurchased.....................         (34,606)             (241,995)              (87)                (581)
                                       ---------           -----------         ---------          -----------
Net (decrease)/increase.........         (20,567)           $ (129,955)           20,833            $ 133,814
                                       =========           ===========         =========          ===========


IVY SOUTH AMERICA FUND
Notes to Financial Statements (unaudited)

6.  SUBSEQUENT EVENT

At a meeting held on July 21, 2000, the shareholders of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") providing for the transfer of all or substantially all of the assets of the Fund to Ivy Developing Markets Fund. On July 21, 2000, the date of the consummation of the Reorganization, the Fund transferred all or substantially all of its assets into Ivy Developing Markets Fund. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Code.

As a result of the transaction, the Fund was combined with Ivy Developing Markets Fund and the Fund's shareholders became shareholders of Ivy Developing Markets Fund, and received shares of Ivy Developing Markets Fund that had an aggregate net asset value equal to the aggregate net asset value of each respective shareholder's investment in the Fund. The Ivy Developing Markets Fund shares received by the Fund in connection with the Reorganization were distributed to the Fund's shareholders in complete liquidation of the Fund.

                                     [LOGO]

                     IVY INTERNATIONAL SMALL COMPANIES FUND

MARKET PERSPECTIVE

[PHOTO]


The Fund's goal: to provide long-term capital growth primarily through investment in foreign equity securities of companies with a total market capitalization of less than $2 billion.

[PHOTO]

Ivy International Small Companies Fund uses a dual management approach. Fifty percent of the Fund is managed by Ivy Management, Inc. and fifty percent is managed by Henderson Investors.

HENDERSON INVESTORS

An interview with Miranda Richards, small companies strategist at Henderson Investors.

Q: MIRANDA, CAN YOU GIVE US AN OVERVIEW OF RECENT DEVELOPMENTS IN THE INTERNATIONAL SMALL-CAP MARKET?

A: International small-caps were driven by the continued strong performance of technology stocks in the first quarter. Technology stocks then experienced a worldwide sell-off in March, and small-caps suffered as a result. Although smaller companies have risen from their low levels since then, some markets -- the UK and Asia (excluding Japan), for example -- remain in negative territory year-to-date. Japan has been the strongest country for smaller companies, and returns in continental Europe have also been positive.

We've seen a broadening of equity market leadership since the technology sell-off. It's no longer just technology companies that are getting all the attention from investors. Many small non-technology stocks with strong earnings growth that were neglected during the first quarter's technology run-up are now realizing good performance.

Q: HOW DID THIS AFFECT THE HENDERSON-MANAGED PART OF THE FUND?

A: Performance was very strong during most of the first quarter, and although the second quarter was not quite as successful, the Henderson part of the Fund outperformed its index for the six-month period. It held up well during the March correction.

Strategically, we recently broadened the Fund's holdings out into Asia by selling some of its European position. We did this to position the Fund to benefit from the resumed economic growth in China, Japan and other areas of the Far East. This should allow us to take advantage of the growth potential Asia has to offer while still retaining a strong interest in Europe.

Q: HOW DOES YOUR INVESTMENT PROCESS HELP YOU TARGET OPPORTUNITIES?

A: Stocks for the portfolio are selected on a bottom-up basis using fundamental analysis. We also make regional allocation decisions based on top-down analysis. The focus is on companies with proven management ability, leading market positions, visible earnings growth and reasonable valuations. The Fund is well-diversified across a broad range of sectors and countries. In fact, only 35% of the Fund is in technology and other "new economy" stocks. We believe company fundamentals, and

[LOGO]

IVY INTERNATIONAL SMALL COMPANIES FUND

therefore bottom-up stock selection, are more important than sector outlooks.

Q: WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR?

A: We believe that interest rates could rise in Europe, and possibly in Japan if economic recovery appears assured. While this may dampen the attractiveness of equities over the short term, the long-term outlook for quality smaller companies remains good. In Europe, there has been a renewal of investor interest in initial public offerings (IPOs), which should be positive for small-cap companies. We believe there will be opportunities to buy stocks in European companies with exciting growth prospects and good management that meet our selection criteria. In Asia, companies exposed to the strengthening growth in China and Japan should give positive impetus to the region and provide selective prospects for investment.

IVY MANAGEMENT, INC.

An interview with Oleg Makhorine, a member of the Ivy Management, Inc. International Equity team.

Q: OLEG, HOW ARE THE ECONOMIES OF EUROPE AND ASIA DOING?

A: Europe has experienced an economic upswing, with a number of changes underway as a result of the European Monetary Union. In our view, increased competition and a larger European marketplace have contributed to consolidation. Mergers and acquisitions have increased in virtually every industry in Europe, which should particularly benefit smaller companies. European companies are now focusing on their core business and eliminating less profitable assets. And while the euro struggled against the dollar for most of the first half of 2000, a weak euro was actually quite positive for the European export sector, since it has a cost basis in euros but revenue in dollars. As we move ahead, we believe that the euro will recover against other major currencies as the European economy continues its structural and productivity growth.

Changes taking place in Japan are opening opportunities for investors. A great deal of corporate restructuring is taking place, and Japan's economy seems to be turning in the right direction. The rest of Asia is seeing a recovery in economic growth, and we believe that this will continue even if the US economy slows down. Many businesses in Asia are undergoing aggressive restructuring, which should allow for higher profitability during the next cycle.

Q: HOW DID MARKET DEVELOPMENTS AFFECT THE IVY-MANAGED PORTION OF THE FUND?

A: Our strong value emphasis was a disadvantage during the first quarter, as technology, media and telecommunication stocks outperformed all other sectors. However, the Ivy-managed part of the Fund regained ground during the technology sell-off when value played very well. During the first six months, the portfolio was down less than the overall market.

Strategically, we took advantage of lower prices after the technology sell-off to buy stocks that, in our opinion, were previously overvalued. Recent additions include Automated Systems, a systems integrator in Asia, and Jenoptik, a company that provides production facilities for the semiconductor industry in Germany.

Q: IN THE PAST, THE IVY PART OF THE FUND WAS MANAGED IN A VALUE STYLE. WILL THAT CHANGE?

A: Yes. We're now taking a more flexible approach, blending growth and value to take advantage of more investment opportunities around the world. As a result, we have added some growth-oriented telecom and technology stocks to the Ivy-managed part of the Fund, but we're still continuing our focus on companies that are undervalued relative to their long-term earnings prospects.

Q: WHAT IS YOUR OUTLOOK AS WE MOVE AHEAD?

A: Short-term uncertainties aside, we believe that the long-term outlook for small-cap stocks remains positive. Today's smaller companies are adept at changing with the times and exploiting opportunities, and we believe that they should benefit from continuing strong economic growth worldwide.


The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.


                                "Today's smaller
                                 companies are
                               adept at changing
                                 with the times
                                 and exploiting
                                opportunities."

SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

June 30, 2000

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

www.ivyfunds.com

E-mail: acctinfo@ivyfunds.com

[LOGO]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               3

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES -- 90.7%               SHARES       VALUE
--------------------------------------------------------------
EASTERN EUROPE -- 2.2%
------------------------------------
HUNGARY -- 2.2%
Danubius Hotel & Spa Rt..............       4,000   $   77,412
Pick Szeged Rt.......................       2,875      106,563
                                                    ----------
                                                       183,975
                                                    ----------
EUROPE -- 63.5%
------------------------------------
AUSTRIA -- 4.6%
Flughafen Wien AG....................       5,000      178,729
Mayr-Melnhof Karton AG...............       1,772       84,167
OMV AG...............................       1,400      122,124
                                                    ----------
                                                       385,020
                                                    ----------
DENMARK -- 1.7%
Sydbank A/S..........................       4,300      146,425
                                                    ----------
FINLAND -- 4.0%
F-Secure Oyj(a)......................      10,200      118,407
Metso Oyj............................       7,270       87,809
Rapala Normark Corp..................       5,102       30,322
YIT-Yhtyma Oyj.......................       7,500       99,214
                                                    ----------
                                                       335,752
                                                    ----------
FRANCE -- 9.8%
Bongrain SA..........................         600      158,052
Groupe Bull(a).......................      24,000      211,196
Himalaya(a)..........................       3,700      102,857
Net2S(a).............................       3,428       69,007
Scor SA..............................       4,610      201,555
Transiciel SA........................       1,280       82,577
                                                    ----------
                                                       825,244
                                                    ----------
GERMANY -- 12.9%
BERU AG..............................       2,500       76,447
Dyckerhoff AG........................       1,690       42,963
Dyckerhoff AG -- Preferred...........       1,500       38,104
Escada AG -- Preferred...............         800       79,755
Jenoptik AG..........................       5,500      158,167
Merck KGaA...........................       6,740      205,456
Rational AG(a).......................       2,800      101,994
Tecis Holding AG.....................         800       76,649
Telegate AG(a).......................       1,420      147,009
Zapf Creaton AG......................       2,700      163,056
                                                    ----------
                                                     1,089,600
                                                    ----------
GREECE -- 1.4%
Folli-Follie SA......................       5,300      117,185
                                                    ----------
IRELAND -- 1.5%
Parthus Technologies plc(a)..........       9,000       25,411
Ryanair Holdings plc(a)..............      13,794      100,493
                                                    ----------
                                                       125,904
                                                    ----------
ITALY -- 0.9%
Banca Popolare di Milano.............      10,650       77,078
                                                    ----------
NETHERLANDS -- 2.1%
Athlon Groep NV......................       1,577       28,118
Beter Bed Holding NV.................       1,015       30,551
Devote NV............................           2           96
SNT Group NV(a)......................       3,300      116,411
                                                    ----------
                                                       175,176
                                                    ----------

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITIES                        SHARES       VALUE
NORWAY -- 0.3%
Tandberg Television ASA(a)...........       5,059   $   29,298
                                                    ----------
PORTUGAL -- 0.9%
Impresa -- Sociedade Gestora de
  Participacoes, S.A.(a).............       6,913       76,207
                                                    ----------
SPAIN -- 3.9%
Baron de Ley, S.A.(a)................       4,600      113,545
Bodegas Y Bebidas SA.................      17,000      192,293
Enaco, S.A.(a).......................       5,000       22,814
                                                    ----------
                                                       328,652
                                                    ----------
SWEDEN -- 2.3%
Micronic Laser Systems AB(a).........       3,700       75,512
Semcon AB............................       6,400      122,590
                                                    ----------
                                                       198,102
                                                    ----------
SWITZERLAND -- 2.0%
Swisslog Holding AG..................         340      167,275
                                                    ----------
UNITED KINGDOM -- 15.2%
CMG plc..............................      10,937      153,323
Corporate Services Group plc(a)......     125,929      185,878
Euro Sales Finance plc...............       6,500      127,433
F.I. Group plc.......................      14,301       83,351
Fitness First plc(a).................      10,000      169,935
Informa Group plc....................      11,500      118,996
Jarvis Hotels plc....................      86,370      138,601
PizzaExpress plc.....................       6,500       61,994
RM plc...............................      12,000      120,355
Taylor Nelson Sofres plc.............      30,500      121,668
                                                    ----------
                                                     1,281,534
                                                    ----------
FAR EAST -- 20.6%
------------------------------------
AUSTRALIA -- 2.1%
CSL Limited..........................       5,735      113,753
Energy Developments Limited..........      10,500       61,468
                                                    ----------
                                                       175,221
                                                    ----------
CHINA -- 1.3%
Qingling Motors Company -- H
  Shares.............................     920,000      106,221
                                                    ----------
HONG KONG -- 7.4%
Asia Satellite Telecommunications
  Holdings Ltd. ADR..................      48,000      164,105
Automated Systems Holdings Ltd.......     204,000      104,682
Dah Sing Financial Group.............      40,000      161,128
Giordano International Ltd...........      10,000       15,202
Glorious Sun Enterprises Limited.....     126,000       35,157
Mandarin Oriental International
  Limited............................      25,000       16,625
Orient Overseas International Ltd....      20,000       10,070
Varitronix International Limited.....      22,000       38,242
VTech Holdings Limited(a)............      21,000       79,474
                                                    ----------
                                                       624,685
                                                    ----------
JAPAN -- 5.3%
Arrk Corporation.....................       3,000      151,699
Cresco, Ltd..........................       1,300       93,383
People Co., Ltd......................       1,300      104,441
Relocation Services Corporation......       2,000       98,297
                                                    ----------
                                                       447,820
                                                    ----------

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES                       SHARES        VALUE
--------------------------------------------------------------
NEW ZEALAND -- 3.9%
Fletcher Challenge Building.........      95,822   $   101,946
Fletcher Challenge Energy...........      53,000       173,402
Tourism Holdings Limited............      43,475        50,142
                                                   -----------
                                                       325,490
                                                   -----------
SINGAPORE -- 0.6%
Keppel Telecommunications &
  Transportation Limited............      14,000        18,138
Neptune Orient Lines Limited(a).....      35,000        32,389
                                                   -----------
                                                        50,527
                                                   -----------
LATIN AMERICA -- 4.4%
-----------------------------------
BRAZIL -- 2.3%
Tele Centro Oeste Celular Part.
  S.A...............................  48,000,000       193,708
                                                   -----------
CHILE -- 1.3%
Cristalerias de Chile Sponsored
  ADR...............................       6,500       107,250
                                                   -----------

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITIES                       SHARES        VALUE
MEXICO -- 0.8%
Corporacion GEO, S.A. de C.V. --
  Series B(a).......................      39,000   $    63,790
                                                   -----------
TOTAL INVESTMENTS -- 90.7%
  (Cost -- $7,150,583)(b)...........                 7,637,139
OTHER ASSETS, LESS
  LIABILITIES -- 9.3%...............                   779,765
                                                   -----------
NET ASSETS -- 100%..................               $ 8,416,904
                                                   ===========
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Cost is approximately the same for Federal
    income tax purposes.

OTHER INFORMATION:
At June 30, 2000, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 1,102,131
    Gross unrealized depreciation...............      (615,575)
                                                   -----------
        Net unrealized appreciation.............   $   486,556
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $5,865,273 and $1,935,789,
respectively, for the period ended June 30, 2000.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $7,150,583).......  $ 7,637,139
Cash........................................................      861,040
Receivables
  Investments sold..........................................       39,144
  Fund shares sold..........................................       14,481
  Dividends and interest....................................       18,392
  Manager for expense reimbursement.........................       22,808
Deferred organization expenses..............................       14,295
Other assets................................................       21,320
                                                              -----------
    Total assets............................................    8,628,619
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................      174,670
  Management fee............................................        6,743
  12b-1 service and distribution fees.......................        1,045
  Other payables to related parties.........................        3,950
Accrued expenses............................................       25,307
                                                              -----------
    Total liabilities.......................................      211,715
                                                              -----------
NET ASSETS..................................................  $ 8,416,904
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($3,503,693/245,034 shares outstanding)...................  $     14.30
                                                              ===========
Maximum offering price per share ($14.30 X 100/94.25)*......  $     15.17
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($3,048,193/216,505 shares outstanding).............  $     14.08
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($1,632,236/115,154 shares outstanding).............  $     14.17
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($232,782/16,213 shares outstanding)................  $     14.36
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 7,484,539
  Undistributed net realized gain on investments and foreign
    currency transactions...................................      400,746
  Undistributed net investment income.......................       45,801
  Net unrealized appreciation on investments and foreign
    currency transactions...................................      485,818
                                                              -----------
NET ASSETS..................................................  $ 8,416,904
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

6

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $7,035 foreign taxes withheld...........            $  81,565
  Interest..................................................               19,780
                                                                        ---------
                                                                          101,345
                                                                        ---------
EXPENSES
  Management fee............................................  $30,574
  Transfer agent............................................    7,144
  Administrative services fee...............................    3,057
  Custodian fees............................................   32,558
  Blue Sky fees.............................................   16,760
  Auditing and accounting fees..............................   11,831
  Shareholder reports.......................................    4,004
  Amortization of organization expenses.....................    4,963
  Fund accounting...........................................   10,491
  Trustees' fees............................................    2,637
  12b-1 service and distribution fees.......................   20,431
  Legal.....................................................   15,976
                                                                        ---------
                                                                          160,426
  Expenses reimbursed by Manager............................              (80,379)
                                                                        ---------
      Net expenses..........................................               80,047
                                                                        ---------
NET INVESTMENT INCOME.......................................               21,298
                                                                        ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
     transactions...........................................              674,969
  Net change in unrealized appreciation on investments and
    foreign currency transactions, net of taxes of $550.....             (323,271)
                                                                        ---------
      Net gain on investment transactions...................              351,698
                                                                        ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $ 372,996
                                                                        =========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                              ------------   ------------
                                                                  2000           1999
                                                              ------------   ------------
                                                              (UNAUDITED)
INCREASE IN NET ASSETS
Operations
  Net investment income (loss)..............................   $   21,298     $  (27,208)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................      674,969        (51,710)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................     (323,271)     1,075,611
                                                               ----------     ----------
      Net increase resulting from operations................      372,996        996,693
                                                               ----------     ----------
Distributions to shareholders from capital gain
  Class A...................................................           --         (2,645)
  Class B...................................................           --         (3,066)
  Class C...................................................           --         (2,646)
  Advisor Class.............................................           --           (682)
                                                               ----------     ----------
      Total distributions to shareholders...................           --         (9,039)
                                                               ----------     ----------
Fund share transactions (Note 4)
  Class A...................................................    2,320,155       (219,679)
  Class B...................................................    1,690,621       (128,120)
  Class C...................................................      318,639       (217,497)
  Advisor Class.............................................      (79,126)       239,851
                                                               ----------     ----------
      Net increase (decrease) resulting from Fund share
       transactions.........................................    4,250,289       (325,445)
                                                               ----------     ----------
TOTAL INCREASE IN NET ASSETS................................    4,623,285        662,209
NET ASSETS
  Beginning of period.......................................    3,793,619      3,131,410
                                                               ----------     ----------
  END OF PERIOD.............................................   $8,416,904     $3,793,619
                                                               ==========     ==========
UNDISTRIBUTED NET INVESTMENT INCOME.........................   $   45,801     $   24,503
                                                               ==========     ==========

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------
                                                              for the six
                                                              months ended
                                                                June 30,
                          CLASS A                             (unaudited)       for the year ended December 31,
--------------------------------------------------------------------------------------------------------------------
                                                                  2000          1999         1998         1997
SELECTED PER SHARE DATA                                       ------------------------------------------------------
Net asset value, beginning of period........................    $ 12.45        $ 8.95      $  8.66      $ 10.00
                                                              ------------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................        .16          (.05)         .04         (.01)
  Net gain (loss) on securities (both realized and
    unrealized).............................................       1.69          3.58          .41        (1.24)
                                                              ------------------------------------------------------
  Total from investment operations..........................       1.85          3.53          .45        (1.25)
                                                              ------------------------------------------------------
  Less distributions
  Dividends in excess of net investment income..............         --            --          .15           --
  Distributions from capital gain...........................         --           .03          .01          .09
                                                              ------------------------------------------------------
    Total distributions.....................................         --           .03          .16          .09
                                                              ------------------------------------------------------
Net asset value, end of period..............................    $ 14.30        $12.45      $  8.95      $  8.66
                                                              ======================================================
Total return(%).............................................      14.86(b)      39.45(c)      5.24(c)    (12.52)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $ 3,504        $1,069      $   980      $   992
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................       2.22(e)       2.33         2.47         2.50
  Without expense reimbursement(%)..........................       4.85(e)       8.56         6.38         4.87
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................       1.10(e)       (.47)         .39         (.11)
Portfolio turnover rate(%)..................................         36            98           18           10

------------------------------------------------------------------------------------------------------------------
                                                              for the six
                                                              months ended
                                                                June 30,
                          CLASS B                             (unaudited)      for the year ended December 31,
------------------------------------------------------------------------------------------------------------------
                                                                  2000          1999        1998        1997
SELECTED PER SHARE DATA                                       ----------------------------------------------------
Net asset value, beginning of period........................    $ 12.30        $ 8.92      $ 8.63      $10.00
                                                              ----------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................        .06          (.13)       (.03)       (.05)
  Net gain (loss) on securities (both realized and
    unrealized).............................................       1.72          3.54         .41       (1.27)
                                                              ----------------------------------------------------
  Total from investment operations..........................       1.78          3.41         .38       (1.32)
                                                              ----------------------------------------------------
  Less distributions
  Dividends in excess of net investment income..............         --            --         .08          --
  Distributions from capital gain...........................         --           .03         .01         .05
                                                              ----------------------------------------------------
    Total distributions.....................................         --           .03         .09         .05
                                                              ----------------------------------------------------
Net asset value, end of period..............................    $ 14.08        $12.30      $ 8.92      $ 8.63
                                                              ====================================================
Total return(%).............................................      14.47(b)      38.24(c)     4.46(c)   (13.19)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $ 3,048        $1,238      $1,027      $1,007
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................       2.95(e)       3.10        3.24        3.31
  Without expense reimbursement(%)..........................       5.58(e)       9.33        7.15        5.68
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................        .37(e)      (1.23)       (.38)       (.91)
Portfolio turnover rate(%)..................................         36            98          18          10

    The accompanying notes are an integral part of the financial statement.

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------
                                                              for the six
                                                              months ended
                                                                June 30,               for the year ended
                          CLASS C                             (unaudited)                 December 31,
---------------------------------------------------------------------------------------------------------------------
                                                                  2000           1999         1998         1997
SELECTED PER SHARE DATA                                       -------------------------------------------------------
Net asset value, beginning of period........................    $ 12.38        $   8.97     $   8.65     $  10.00
                                                              -------------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................        .05            (.12)        (.03)        (.06)
  Net gain (loss) on securities (both realized and
    unrealized).............................................       1.74            3.56          .42        (1.25)
                                                              -------------------------------------------------------
  Total from investment operations..........................       1.79            3.44          .39        (1.31)
                                                              -------------------------------------------------------
  Less distributions
  Dividends in excess of net investment income..............         --              --          .06           --
  Distributions from capital gain...........................         --             .03          .01          .04
                                                              -------------------------------------------------------
    Total distributions.....................................         --             .03          .07          .04
                                                              -------------------------------------------------------
Net asset value, end of period..............................    $ 14.17        $  12.38     $   8.97     $   8.65
                                                              =======================================================
Total return(%).............................................      14.46(b)        38.36(c)      4.55(c)    (13.14)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $ 1,632        $  1,196     $  1,125     $  1,574
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................       2.96(e)         3.04         3.16         3.23
  Without expense reimbursement(%)..........................       5.59(e)         9.27         7.07         5.60
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................        .36(e)        (1.18)        (.30)        (.83)
Portfolio turnover rate(%)..................................         36              98           18           10

--------------------------------------------------------------------------------------------------
                                                              for the six      for the period
                                                              months ended      July 1, 1999
                                                                June 30,       (commencement)
                       ADVISOR CLASS                          (unaudited)      to December 31,
--------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                           2000              1999
                                                              ------------------------------------
Net asset value, beginning of period........................     $12.48            $ 9.94
                                                              ------------------------------------
  Income from investment operations
  Net investment income(a)..................................        .21                --
  Net gain on securities (both realized and unrealized).....       1.67              2.57
                                                              ------------------------------------
  Total from investment operations..........................       1.88              2.57
                                                              ------------------------------------
  Less distributions
    Dividends from capital gain.............................         --               .03
                                                              ------------------------------------
    Total distributions.....................................         --               .03
                                                              ------------------------------------
Net asset value, end of period..............................     $14.36            $12.48
                                                              ====================================
Total return(%)(b)..........................................      15.06             25.87

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $  233            $  291
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................       1.84              1.83
  Without expense reimbursement(%)..........................       4.47              8.06
Ratio of net investment income to average net
  assets(%)(a)(e)...........................................       1.48               .03
Portfolio turnover rate(%)..................................         36                98

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Total return does not reflect a sales charge.
(d) From 1997 to 1999, total expenses include fees paid indirectly, if any, through an offset arrangement.
(e) Annualized

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

10

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy International Small Companies Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 2000, the interest rate was 6.0%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryover of approximately $272,000 as of December 31, 1999 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $149,000 in 2006 and $123,000 in 2007.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gain, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities", by the Fund in connection with its organiza-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              11

tion have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies and non-deductible organization expenses. As a result, Net investment loss and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Since February 1, 1999, Henderson Investment Management Limited has served as sub-advisor with respect to fifty percent of the portfolio of the Fund. IMI, not the Fund, is obligated to compensate the subadvisor. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of the Fund's average net assets.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $5,475.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $2,758, $10,834 and $6,839, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations. Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $2,774, $2,478, $1,664 and $228, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                 SIX MONTHS ENDED
                                  JUNE 30, 2000              YEAR ENDED
                                   (UNAUDITED)           DECEMBER 31, 1999
----------------------------------------------------------------------------
CLASS A                       SHARES       AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------------
Sold........................  163,886    $ 2,387,999      4,001    $  40,825
Issued on reinvestment of
 distributions..............       --             --        193        2,395
Repurchased.................   (4,763)       (67,844)   (27,755)    (262,899)
                              -------    -----------    -------    ---------
Net increase/(decrease).....  159,123    $ 2,320,155    (23,561)   $(219,679)
                              =======    ===========    =======    =========

                                 SIX MONTHS ENDED
                                  JUNE 30, 2000              YEAR ENDED
                                   (UNAUDITED)           DECEMBER 31, 1999
----------------------------------------------------------------------------
CLASS B                       SHARES       AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------------
Sold........................  126,678    $ 1,842,831     12,882    $ 130,668
Issued on reinvestment of
 distributions..............       --             --        154        1,882
Repurchased.................  (10,791)      (152,210)   (27,522)    (260,670)
                              -------    -----------    -------    ---------
Net increase/(decrease).....  115,887    $ 1,690,621    (14,486)   $(128,120)
                              =======    ===========    =======    =========

                                 SIX MONTHS ENDED
                                  JUNE 30, 2000              YEAR ENDED
                                   (UNAUDITED)           DECEMBER 31, 1999
----------------------------------------------------------------------------
CLASS C                       SHARES       AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------------
Sold........................   58,733    $   843,136     23,289    $ 264,888
Issued on reinvestment of
 distributions..............       --             --         48          588
Repurchased.................  (40,179)      (524,497)   (52,051)    (482,973)
                              -------    -----------    -------    ---------
Net increase/(decrease).....   18,554    $   318,639    (28,714)   $(217,497)
                              =======    ===========    =======    =========

                                                           FOR THE PERIOD
                                                            JULY 1, 1999
                                 SIX MONTHS ENDED          (COMMENCEMENT)
                                  JUNE 30, 2000           TO DECEMBER 31,
                                   (UNAUDITED)                  1999
----------------------------------------------------------------------------
ADVISOR CLASS                 SHARES       AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------------
Sold........................   25,865    $   384,062     23,921    $ 246,124
Issued on reinvestment of
 distributions..............       --             --         55          682
Repurchased.................  (32,938)      (463,188)      (690)      (6,955)
                              -------    -----------    -------    ---------
Net (decrease)/increase.....   (7,073)   $   (79,126)    23,286    $ 239,851
                              =======    ===========    =======    =========

03IISC063000

                       [LOGO] IVY FUNDS(R)
                              EMBRACING THE WORLD


                        IVY EUROPEAN OPPORTUNITIES FUND

SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000


BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe


OFFICERS

Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer


LEGAL COUNSEL

Dechert Price & Rhoads
Boston, Massachusetts


CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts


TRANSFER AGENT

Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472


AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida


DISTRIBUTOR

Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com
[LOGO]

MARKET PERSPECTIVE

[PHOTO]

The Fund's goal: to provide long-term capital growth by investing in companies located in or doing business in Europe.

Ivy European Opportunities Fund is managed by Stephen Peak of London-based Henderson Investors. Mr. Peak is head of Henderson's Continental European Equities Team.

Q: STEPHEN, CAN YOU GIVE US AN OVERVIEW OF THE EUROPEAN MARKETS IN THE FIRST HALF OF 2000?

A: The celebrations marking the arrival of the new millennium continued into the early part of the year with the new "e"-conomy sectors of technology, media and telecommunications (TMT) driving equity markets to new all-time highs. The TMT sector peaked in March at around 30% above year-end levels. But after every party comes the hangover, as well as the reflection that decisions made during bouts of "irrational exuberance" may, in hindsight, appear questionable. The equity market hangover was at its worst in April, with the TMT sector down 15% from year-end 1999 levels. Finally, with the party well and truly over, it was time to tidy up the mess and restore some level of balance. Investors returned to what they knew, the markets broadened and "old economy" stocks returned to favor.

When the TMT sector was doing well, however, it seemed that more and more people wanted to come to the party and have a good time. The increase in the number of initial public offerings (IPOs) continued with 211 European IPOs worth $46 billion in the first half of 2000. Notably, some of those who arrived late to the party have had the least enjoyable time, with some IPOs not doing as well as expected. This has created some potentially interesting investment opportunities, as some of these companies are still trading at or even below their IPO price. This offers buying opportunities for the Fund, and it's something that we are reviewing carefully.

Q: HOW DID IVY EUROPEAN OPPORTUNITIES FUND PERFORM DURING THIS PERIOD?

A: Despite the volatility in the markets, the Fund showed very strong performance for the six-month period. Much of this was due to our participation in the IPO market, which has been a growing feature in Europe over the past few years. The effect of purchasing IPOs whose share prices have risen rapidly has had a greater impact on the Fund's performance due to the relatively small value of the assets. However, as the Fund continues to grow in size, IPOs will have less of an impact on performance. Some IPO purchases have risen rapidly and been sold in a relatively short amount of time, while others have been built into long-standing portfolio positions. One example of an IPO holding that was built into a portfolio position is Charles Voegele, a Swiss discount clothing retailer, which was bought as an IPO in June 1999. It has been one of the more robust performers in a weak sector this year, and the valuation remains good for a company with a forecasted 15% self-financed growth rate over the next few years. We remain positive on

IVY EUROPEAN OPPORTUNITIES FUND

the long-term strategy and growth potential of the company.

A further factor contributing to the Fund's performance was the explosive growth in TMT stocks between November and March, which was exploited by the Fund's then heavily overweight position. After the technology sell-off, we took the opportunity to purchase some TMT stocks that we believe are fundamentally sound at substantially reduced prices. For example, we purchased VersaTel, a Dutch company that offers telephone and Internet service across Europe. Its share price dropped after the sell-off, but we believe that it has a sound business model, high-quality management, solid funding and attractive growth potential.

The Fund currently has approximately 40% of its assets in technology stocks, but we also concentrate on other themes. First, we like "old economy" companies that are restructuring their businesses and moving into new areas, using technology to increase productivity. TelePizza, a Spanish pizza delivery service that is undergoing significant expansion and moving into e-commerce, is a good example. Second, we look for old economy GARP (growth at a reasonable price) companies, which include non-technology companies that are undergoing some kind of catalytic event -- a merger or acquisition, for example -- that may lead to a significant rise in share price in the future.

              "WE CONCENTRATE ON BOTTOM-UP STOCK ANALYSIS BECAUSE
                 IN A SINGLE MARKET WITH A SINGLE CURRENCY, AS
         EUROPE IS TODAY, WE BELIEVE THAT STOCK SELECTION RATHER THAN
       COUNTRY SELECTION IS THE KEY TO DELIVERING LONG-TERM PERFORMANCE."


Q: HOW WOULD YOU DEFINE YOUR INVESTMENT PROCESS?

A: Our investment process is focused, opportunistic and based on bottom-up research. The portfolio is typically focused, with the top 10 holdings representing approximately 25 to 40% of the Fund's value. This allows us to back what we think are our best ideas with a significant portion of the Fund's assets. We are opportunistic in that we are not limited by market capitalization or investment style -- we buy growth stocks, value stocks, small-caps, large-caps, IPOs and more. We also seize opportunity by buying undervalued companies when markets overreact to events, as they did in the recent technology sell-off. And we concentrate on bottom-up stock analysis because in a single market with a single currency, as Europe is today, we believe that stock selection rather than country selection is the key to delivering long-term performance.

In general, we're very flexible in our approach. As markets change, we try to alter our expectations of the present value of a company to reflect current market conditions. And we are always open to new ideas -- I like to think that we're pragmatic, not dogmatic. That's important in today's ever-changing world economy.

Q: WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR AND BEYOND?

A: The short-term outlook for European equities is positive. We expect that economic growth coupled with low inflation and interest rates will continue, which should lead to corporate earnings growth exceeding US levels in 2000. In fact, we expect corporate earnings in Europe to grow at a strong 20% this year and 10% the next. Factors such as corporate tax reform, most notably in Germany, and strong economies should continue to drive this growth. In addition, mergers and acquisitions are still offering opportunities, and the flow of IPO and stock opportunities looks set to continue. All of this should provide an excellent backdrop for equity investing.

With the global economy still buoyant, we believe the long-term outlook for European markets remains good as well. The fundamentals, such as economic growth and substantial corporate activity, are still strong. In our view, an easing of inflationary pressures and the resulting peak in US interest rates should provide strong pros-pects for a recovery in international equity markets, particularly in Europe.


The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               3

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES -- 97.8%              SHARES        VALUE
--------------------------------------------------------------
EUROPE -- 93.7%
------------------------------------
AUSTRIA -- 3.3%
Bank Austria AG......................        766   $    37,463
EMTS Technologie AG(a)...............     75,000     5,119,722
VA Technologie AG....................     23,720     1,254,668
Yline Internet Business Services
  AG(a)..............................     13,000     1,557,707
                                                   -----------
                                                     7,969,560
                                                   -----------
DENMARK -- 0.0%
Sydbank A/S..........................      1,186        40,386
                                                   -----------
FINLAND -- 2.0%
F-Secure Oyj(a)......................     20,000       232,170
Metso Oyj............................      2,000        24,156
Pohjola Insurance Group -- B
  Shares.............................      1,203        42,691
Sonera Oyj...........................    100,000     4,577,263
Stora Enso Oyj -- R Shares...........      6,500        59,504
                                                   -----------
                                                     4,935,784
                                                   -----------
FRANCE -- 11.5%
Alcatel..............................      1,750       115,246
Banque Nationale de Paris............      1,189       114,888
Bongrain SA..........................        173        45,572
Cie Francaise d'Etudes et de
  Construction (Technic SA)..........     35,000     4,250,863
Cyberdeck(a).........................    552,000     3,730,445
Groupe Bull(a).......................    199,200     1,752,929
Groupe Danone........................        594        79,147
Imerys...............................     30,000     3,496,933
Net2S(a).............................     50,285     1,012,256
NetValue(a)..........................     10,700       182,880
Sagem SA -- Preferred................      7,000     5,019,172
Scor SA..............................      2,248        98,285
Societe Generale.....................      1,920       115,951
TotalFinaElf -- B Shares.............     50,000     7,697,470
Trader.com NV(a).....................     33,300       478,815
                                                   -----------
                                                    28,190,852
                                                   -----------
GERMANY -- 8.9%
ACG AG(a)............................     12,000     2,588,190
Adidas-Salomon AG....................        900        49,866
Brainpool TV AG(a)...................      5,000       428,968
DaimlerChrysler AG...................      1,708        89,968
Dyckerhoff AG........................      2,250        57,199
Dyckerhoff AG -- Preferred...........        750        19,052
Fresenius AG -- Preferred............        320        73,313
Medion AG............................     35,000     3,522,815
Merck KGaA...........................      3,279        99,954
Microlog Logistics AG(a).............     27,500     1,626,486
Pironet AG(a)........................     25,000       395,418
ProSieben Media AG...................     50,000     6,278,758
SGL Carbon AG(a).....................     33,000     2,204,851
Software AG..........................     38,900     3,598,399
Zapf Creaton AG......................     12,000       724,693
                                                   -----------
                                                    21,757,930
                                                   -----------

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITIES                       SHARES        VALUE
GREECE -- 2.6%
Folli-Follie S.A.....................     50,000   $ 1,105,520
Germanos S.A.........................    100,000     2,956,589
Hellenic Telecommunications
  Organization S.A. ADR..............      7,700        93,844
Panafon Hellenic Telecom S.A.........    200,000     2,282,179
                                                   -----------
                                                     6,438,132
                                                   -----------
HUNGARY -- 0.0%
Magyar Tavkozlesi Rt.................      6,200        43,310
                                                   -----------
IRELAND -- 0.2%
Bank of Ireland......................     16,100       101,474
Parthus Technologies plc(a)..........    174,000       491,276
                                                   -----------
                                                       592,750
                                                   -----------
ISRAEL -- 0.7%
Oridion Systems Ltd.(a)..............     60,000     1,590,342
                                                   -----------
ITALY -- 9.4%
Banca Popolare di Milano.............      9,000        65,136
Ferretti SpA(a)......................    500,000     1,313,267
Industrie Natuzzi SpA Sponsored
  ADR................................    250,000     2,968,750
Luxottica Group SpA..................    320,000     3,900,000
Saipem SpA...........................  2,500,000    14,858,130
                                                   -----------
                                                    23,105,283
                                                   -----------
NETHERLANDS -- 26.3%
AKZO Nobel NV........................      1,822        77,721
Buhrmann NV..........................    340,000     9,761,312
Free Record Shop Holding NV..........     58,776     1,493,064
Fugro NV.............................    181,350    10,386,947
Hagemeyer NV.........................    257,239     7,121,417
IFCO Systems NV(a)...................     75,000     2,005,847
IHC Caland NV........................     41,000     2,004,410
Koninklije (Royal) Philips
  Electronics NV.....................      3,064       145,094
Koninklijke Numico NV................     80,860     3,852,322
KPN NV...............................      1,200        53,892
Scala Business Solutions NV(a).......    341,750     1,228,492
SNT Group NV(a)......................     20,000       705,521
Vedior NV............................    708,495     8,795,064
VersaTel Telecom International
  NV(a)..............................    400,000    16,871,166
                                                   -----------
                                                    64,502,269
                                                   -----------
NORWAY -- 2.7%
Bergesen d.y. ASA -- B Shares........      2,820        54,272
EniTel ASA(a)........................    126,090     4,912,333
Smedvig ASA -- A Shares..............      9,050       164,113
Tandberg Television ASA(a)...........    250,000     1,447,799
                                                   -----------
                                                     6,578,517
                                                   -----------
PORTUGAL -- 0.0%
Portugal Telecom S.A.................      2,650        29,873
Portugal Telecom S.A. Sponsored
  ADR................................      5,000        56,250
                                                   -----------
                                                        86,123
                                                   -----------

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--------------------------------------------------------------------------------
IVY EUROPEAN OPPORTUNITIES FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES                      SHARES        VALUE
--------------------------------------------------------------
SPAIN -- 9.5%
Altadis, SA.........................    750,000   $ 11,567,773
Telefonica S.A. Sponsored ADR(a)....      1,658        106,216
Telepizza, S.A.(a)..................  2,031,000     11,486,676
                                                  ------------
                                                    23,160,665
                                                  ------------
SWEDEN -- 3.9%
AssiDoman AB........................      1,326         18,974
Electrolux AB.......................      5,065         78,827
Enea Data AB........................    154,000      1,053,505
Nordic Baltic Holding (NBH) AB(a)...     17,802        130,389
Skanska AB..........................    125,000      4,453,737
Tele1 Europe Holding AB(a)..........    300,000      3,694,107
                                                  ------------
                                                     9,429,539
                                                  ------------
SWITZERLAND -- 4.5%
Charles Voegele Holding AG..........      7,000      1,381,864
Cie Financiere Richemont AG.........         12         32,434
Highlight Communications AG(a)......    125,250      3,601,898
Holderbank Financiere Glaris AG.....         46         56,578
Nestle AG Registered................         15         30,119
Novartis AG Registered..............         88        139,842
Pargesa Holding AG -- B Shares......         18         41,179
Selecta Group.......................      4,565      1,420,540
Sulzer AG -- Registered(a)..........        119         79,403
Swatch Group, (The) AG..............         33         42,091
UBS AG -- Registered................        650         95,537
Unaxis Holding AG(a)................     15,000      4,086,553
                                                  ------------
                                                    11,008,038
                                                  ------------
UNITED KINGDOM -- 8.2%
Allied Zurich plc...................      7,000         82,606
Barclay's Bank  -- Ordinary.........      3,825         94,967
Bass plc............................      3,900         43,632
British Airways plc.................     12,000         69,079
British American Tobacco plc........    242,163      1,620,419
British Telecommunications plc......    231,491      2,992,879
Cadbury Schweppes plc...............     10,480         68,897
Diageo plc..........................      8,250         73,877
Hanson plc..........................     13,050         92,954
Jarvis Hotels plc...................     30,468         48,893
NDS Group plc(a)....................     35,000      2,135,000
Next plc............................      8,840         77,688
PowerGen plc........................     10,300         88,569
Rentokil Initial plc................  1,500,000      3,411,952
Rolls-Royce plc.....................     16,000         57,225
Royal & Sun Alliance Insurance Group
  plc...............................     14,300         92,494
Shell Transport & Trading Co. plc...     11,422         96,142
Stagecoach Holdings plc.............  3,500,000      3,921,001
Standard Chartered plc..............      4,270         53,105
Vodafone AirTouch plc...............  1,250,000      5,071,565
                                                  ------------
                                                    20,192,944
                                                  ------------

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITIES                      SHARES        VALUE
NORTH AMERICA -- 4.1%
-----------------------------------
UNITED STATES -- 4.1%
Global TeleSystems Group, Inc.(a)...    400,000   $  4,825,000
MIH Ltd.(a).........................    150,000      4,504,687
OpenTV Corporation(a)...............      5,000        222,872
Riverdeep Group plc Sponsored
  ADR(a)............................     24,000        465,000
                                                  ------------
                                                    10,017,559
                                                  ------------
                                      PRINCIPAL
                                      ---------
FOREIGN CONVERTIBLE BONDS -- 0.5%
-----------------------------------
NETHERLANDS -- 0.5%
VersaTel Telecom International NV,
  4.00%, 12/17/2004.................  $ 630,000        702,047
VersaTel Telecom International NV,
  4.00%, 3/30/2005..................    560,000        503,259
                                                  ------------
                                                     1,205,306
                                                  ------------
TOTAL INVESTMENTS -- 98.3%
  (Cost -- $237,280,170)(b).........               240,845,289
OTHER ASSETS, LESS
  LIABILITIES -- 1.7%...............                 4,168,269
                                                  ------------
NET ASSETS -- 100%..................              $245,013,558
                                                  ============
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Cost is approximately the same for Federal
    income tax purposes.

OTHER INFORMATION:
At June 30, 2000, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..............   $ 29,641,725
    Gross unrealized depreciation..............    (26,076,606)
                                                  ------------
        Net unrealized appreciation............   $  3,565,119
                                                  ============
Purchases and sales of securities other than short-term
obligations aggregated $277,601,515 and $71,828,950,
respectively, for the period ended June 30, 2000.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $237,280,170).....  $240,845,289
Cash........................................................     1,936,276
Receivables
  Investments sold..........................................     5,033,732
  Fund shares sold..........................................     1,520,977
  Dividends and interest....................................       897,749
Other assets................................................        39,210
                                                              ------------
    Total assets............................................   250,273,233
                                                              ------------
LIABILITIES
Payables
  Investments purchased.....................................     4,803,776
  Fund shares repurchased...................................       101,453
  Management fee............................................       190,515
  12b-1 service and distribution fees.......................        28,886
  Other payables to related parties.........................        58,184
Accrued expenses............................................        76,861
                                                              ------------
    Total liabilities.......................................     5,259,675
                                                              ------------
NET ASSETS..................................................  $245,013,558
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($75,635,423/3,249,743 shares outstanding)................  $      23.27
                                                              ============
Maximum offering price per share ($23.27 X 100/94.25)*......  $      24.69
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($65,473,656/2,824,253 shares outstanding)..........  $      23.18
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($72,377,428/3,120,440 shares outstanding)..........  $      23.19
                                                              ============
CLASS I
Net asset value, offering price and redemption price per
  share ($14,417/615 shares outstanding)....................  $      23.44
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($31,512,634/1,344,430 shares outstanding)..........  $      23.44
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $227,295,695
  Undistributed net realized gain on investments and foreign
    currency transactions...................................    13,703,861
  Undistributed net investment income.......................       179,070
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     3,834,932
                                                              ------------
NET ASSETS..................................................  $245,013,558
                                                              ============

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY EUROPEAN OPPORTUNITIES FUND
--------------------------------------------------------------------------------

6

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $189,562 foreign taxes withheld.........             $ 1,637,189
  Interest..................................................                 287,395
                                                                         -----------
                                                                           1,924,584
                                                                         -----------
EXPENSES
  Management fee............................................  $828,116
  Transfer agent............................................   120,288
  Administrative services fee...............................    82,808
  Custodian fees............................................    87,509
  Blue Sky fees.............................................    19,321
  Auditing and accounting fees..............................     9,910
  Shareholder reports.......................................     6,347
  Amortization of deferred offering costs...................    19,361
  Fund accounting...........................................    45,347
  Trustees' fees............................................     3,732
  12b-1 service and distribution fees.......................   516,421
  Legal.....................................................    17,998
  Other.....................................................     2,868
                                                                         -----------
      Net expenses..........................................               1,760,026
                                                                         -----------
NET INVESTMENT INCOME.......................................                 164,558
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................              13,703,861
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................                 380,546
                                                                         -----------
      Net gain on investment transactions...................              14,084,407
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $14,248,965
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE PERIOD
                                                              FOR THE SIX      MAY 3, 1999
                                                              MONTHS ENDED   (COMMENCEMENT)
                                                                JUNE 30,     TO DECEMBER 31,
                                                              ------------   ---------------
                                                                  2000            1999
                                                              ------------   ---------------
                                                              (UNAUDITED)
INCREASE IN NET ASSETS
Operations
  Net investment income (loss)..............................  $    164,558     $    (8,369)
  Net realized gain on investments and foreign currency
    transactions............................................    13,703,861       1,182,131
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................       380,546       3,344,443
                                                              ------------     -----------
      Net increase resulting from operations................    14,248,965       4,518,205
                                                              ------------     -----------
Class A distributions
  Dividends from net investment income......................            --          (9,491)
  Distributions from capital gain...........................            --        (261,490)
                                                              ------------     -----------
      Total distributions to Class A shareholders...........            --        (270,981)
                                                              ------------     -----------
Class B distributions
  Dividends from net investment income......................            --            (658)
  Distributions from capital gain...........................            --        (203,781)
                                                              ------------     -----------
      Total distributions to Class B shareholders...........            --        (204,439)
                                                              ------------     -----------
Class C distributions
  Dividends from net investment income......................            --          (3,087)
  Distributions from capital gain...........................            --        (152,341)
                                                              ------------     -----------
      Total distributions to Class C shareholders...........            --        (155,428)
                                                              ------------     -----------
Class I distributions
  Dividends from net investment income......................            --              --
  Distributions from capital gain...........................            --              (9)
                                                              ------------     -----------
      Total distributions to Class I shareholders...........            --              (9)
                                                              ------------     -----------
Advisor Class distributions
  Dividends from net investment income......................            --          (5,049)
  Distributions from capital gain...........................            --        (558,976)
                                                              ------------     -----------
      Total distributions to Advisor Class shareholders.....            --        (564,025)
                                                              ------------     -----------
Fund share transactions (Note 5)
  Class A...................................................    55,135,046      12,671,199
  Class B...................................................    57,362,395       5,297,153
  Class C...................................................    61,102,110       7,546,989
  Class I...................................................        15,990               0
  Advisor Class.............................................    23,994,796       4,315,592
                                                              ------------     -----------
      Net increase resulting from Fund share transactions...   197,610,337      29,830,933
                                                              ------------     -----------
TOTAL INCREASE IN NET ASSETS................................   211,859,302      33,154,256
NET ASSETS
  Beginning of period.......................................    33,154,256               0
                                                              ------------     -----------
  END OF PERIOD.............................................  $245,013,558     $33,154,256
                                                              ============     ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    179,070     $    14,512
                                                              ============     ===========

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------
                                                              for the six     for the period
                                                              months ended      May 4, 1999
                                                                June 30,      (commencement)
                          CLASS A                             (unaudited)     to December 31,
---------------------------------------------------------------------------------------------
                                                                  2000             1999
SELECTED PER SHARE DATA                                       -------------------------------
Net asset value, beginning of period........................    $ 17.13           $ 10.01
                                                              -------------------------------
  Income from investment operations
  Net investment income.....................................        .06(a)             --(b)
  Net gain on securities (both realized and unrealized).....       6.08             16.35
                                                              -------------------------------
  Total from investment operations..........................       6.14             16.35
                                                              -------------------------------
  Less distributions
  Dividends in excess of net investment income..............         --               .01
  Distributions from capital gain...........................         --              9.22
                                                              -------------------------------
    Total distributions.....................................         --              9.23
                                                              -------------------------------
Net asset value, end of period..............................    $ 23.27           $ 17.13
                                                              ===============================
Total return(%)(c)..........................................      35.84            215.58
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $75,635           $13,932
Ratio of expenses to average net assets(%)(d)
  With expense reimbursement(%).............................         --              2.22
  Without expense reimbursement(%)..........................       1.75              6.10
Ratio of net investment income (loss) to average net
  assets(%)(d)..............................................        .58              (.15)(b)
Portfolio turnover rate(%)..................................         48               108

---------------------------------------------------------------------------------------------
                                                              for the six     for the period
                                                              months ended     May 24, 1999
                                                                June 30,      (commencement)
                          CLASS B                             (unaudited)     to December 31,
---------------------------------------------------------------------------------------------
                                                                  2000             1999
SELECTED PER SHARE DATA                                       -------------------------------
Net asset value, beginning of period........................    $ 17.13           $ 10.21
                                                              -------------------------------
  Income from investment operations
  Net investment loss.......................................       (.02)(a)          (.01)(b)
  Net gain on securities (both realized and unrealized).....       6.07             16.15
                                                              -------------------------------
  Total from investment operations..........................       6.05             16.14
                                                              -------------------------------
  Less distributions
  Dividends in excess of net investment income..............         --                --
  Distributions from capital gain...........................         --              9.22
                                                              -------------------------------
    Total distributions.....................................         --              9.22
                                                              -------------------------------
Net asset value, end of period..............................    $ 23.18           $ 17.13
                                                              ===============================
Total return(%)(c)..........................................      35.32            209.41
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $65,474           $ 5,900
Ratio of expenses to average net assets(%)(d)
  With expense reimbursement(%).............................         --              2.96
  Without expense reimbursement(%)..........................       2.52              6.84
Ratio of net investment loss to average net assets(%)(d)....       (.19)             (.89)(b)
Portfolio turnover rate(%)..................................         48               108

    The accompanying notes are an integral part of the financial statement.

FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------
                                                              for the six      for the period
                                                              months ended    October 24, 1999
                                                                June 30,       (commencement)
                          CLASS C                             (unaudited)     to December 31,
----------------------------------------------------------------------------------------------
                                                                  2000              1999
SELECTED PER SHARE DATA                                       --------------------------------
Net asset value, beginning of period........................    $ 17.13            $ 11.57
                                                              --------------------------------
  Income from investment operations
  Net investment loss.......................................       (.02)(a)           (.01)(b)
  Net gain on securities (both realized and unrealized).....       6.08               6.00
                                                              --------------------------------
  Total from investment operations..........................       6.06               5.99
                                                              --------------------------------
  Less distributions
  Dividends in excess of net investment income..............         --                .01
  Distributions from capital gain...........................         --                .42
                                                              --------------------------------
    Total distributions.....................................         --                .43
                                                              --------------------------------
Net asset value, end of period..............................    $ 23.19            $ 17.13
                                                              ================================
Total return(%)(c)..........................................      35.38              51.80

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $72,377            $ 8,076
Ratio of expenses to average net assets(%)(d)
  With expense reimbursement(%).............................         --               2.96
  Without expense reimbursement(%)..........................       2.51               6.84
Ratio of net investment loss to average net assets (%)(d)...       (.18)              (.89)(b)
Portfolio turnover rate(%)..................................         48                108

----------------------------------------------------------------------------
                                                              for the period
                                                              March 16, 2000
                                                              (commencement)
                                                               to June 30,
                          CLASS I                              (unaudited)
----------------------------------------------------------------------------
                                                                   2000
SELECTED PER SHARE DATA                                       --------------
Net asset value, beginning of period........................      $ 26.00
                                                              --------------
  Loss from investment operations
  Net investment income.....................................          .06(a)
  Net loss on securities (both realized and unrealized).....        (2.62)
                                                              --------------
  Total from investment operations..........................        (2.56)
                                                              --------------
Net asset value, end of period..............................      $ 23.44
                                                              ==============
Total return(%)(c)..........................................        (9.85)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $    14
Ratio of expenses to average net assets(%)(d)...............         1.46
Ratio of net investment income to average net
  assets(%)(d)..............................................          .86
Portfolio turnover rate(%)..................................           48

    The accompanying notes are an integral part of the financial statement.

10

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------
                                                              for the six     for the period
                                                              months ended      May 3, 1999
                                                                June 30,      (commencement)
                       ADVISOR CLASS                          (unaudited)     to December 31,
---------------------------------------------------------------------------------------------
                                                                  2000             1999
SELECTED PER SHARE DATA                                       -------------------------------
Net asset value, beginning of period........................    $ 17.23           $ 10.01
                                                              -------------------------------
  Income from investment operations
  Net investment income.....................................        .09(a)             --(b)
  Net gain on securities (both realized and unrealized).....       6.12             16.46
                                                              -------------------------------
  Total from investment operations..........................       6.21             16.46
                                                              -------------------------------
  Less distributions
  Dividends in excess of net investment income..............         --               .02
  Distributions from capital gain...........................         --              9.22
                                                              -------------------------------
    Total distributions.....................................         --              9.24
                                                              -------------------------------
Net asset value, end of period..............................    $ 23.44           $ 17.23
                                                              ===============================
Total return(%)(c)..........................................      36.04            217.16

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $31,513           $ 5,246
Ratio of expenses to average net assets(%)(d)
  With expense reimbursement(%).............................         --              1.93
  Without expense reimbursement(%)..........................       1.48              5.81
Ratio of net investment income to average net
  assets(%)(d)..............................................        .84               .14(b)
Portfolio turnover rate(%)..................................         48               108

(a) Based on average shares outstanding.
(b) Net investment income (loss) is net of expenses reimbursed by Manager.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              11

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy European Opportunities Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The Fund was initially seeded on April 26, 1999, commenced operations on May 3, 1999 and received initial subscriptions beginning May 3, 1999. Performance is calculated beginning May 5, 1999, the date proceeds from share sales were invested according to the Fund's investment objectives. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 2000, the interest rate was 6.0%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gain, if any, are normally declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED OFFERING COSTS -- Offering costs were amortized over a one year period which began May 3, 1999, the date the Fund commenced operations.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY EUROPEAN OPPORTUNITIES FUND
--------------------------------------------------------------------------------

12

which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies and non-deductible deferred offering costs. As a result, Net investment income and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Henderson Investment Management Limited is the sub-advisor of the fund. IMI, not the Fund, is obligated to compensate the Sub-advisor.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $251,986.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I and Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $67,665, $193,384 and $255,372 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $37,954, $30,898, $38,027, $8 and $13,401 for Class A, Class B,
Class C, Class I and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. TRANSFER OF NET ASSETS

At a meeting held on June 27, 2000, the shareholders of Ivy Pan-Europe Fund approved an Agreement and Plan of Reorganization (the "Reorganization") providing for the transfer into the Fund of all or substantially all of the assets of Ivy Pan-Europe Fund. On June 27, 2000, the date of the consummation of the Reorganization, the Fund acquired all or substantially all of the assets of Ivy Pan-Europe Fund. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Code.

Ivy Pan-Europe Fund shareholders contributed net assets having an aggregate value of $4,637,762 (including $109,943 of unrealized appreciation). Upon completion of the merger, the combined net assets were $240,692,178.

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C, Class I and Advisor Class were as follows:

                                                           FOR THE PERIOD
                                                            MAY 4, 1999
                              SIX MONTHS ENDED             (COMMENCEMENT)
                               JUNE 30, 2000              TO DECEMBER 31,
                                (UNAUDITED)                     1999
-----------------------------------------------------------------------------
CLASS A                    SHARES         AMOUNT       SHARES       AMOUNT
-----------------------------------------------------------------------------
Sold...................   4,115,320    $ 93,993,358    848,535    $13,288,709
Issued on reinvestment
 of distributions......          --              --      9,961        167,529
Repurchased............  (1,742,928)    (40,337,103)   (45,071)      (785,039)
Issued on acquisition
 of Ivy Pan-Europe
 Fund..................      63,926       1,478,791         --             --
                         ----------    ------------    -------    -----------
Net increase...........   2,436,318    $ 55,135,046    813,425    $12,671,199
                         ==========    ============    =======    ===========

                                                           FOR THE PERIOD
                                                            MAY 24, 1999
                              SIX MONTHS ENDED             (COMMENCEMENT)
                               JUNE 30, 2000              TO DECEMBER 31,
                                (UNAUDITED)                     1999
-----------------------------------------------------------------------------
CLASS B                    SHARES         AMOUNT       SHARES       AMOUNT
-----------------------------------------------------------------------------
Sold...................   2,462,814    $ 56,954,396    340,876    $ 5,238,984
Issued on reinvestment
 of distributions......          --              --      4,266         69,748
Repurchased............     (86,772)     (1,982,957)      (686)       (11,579)
Issued on acquisition
 of Ivy Pan-Europe
 Fund..................     103,755       2,390,956         --             --
                         ----------    ------------    -------    -----------
Net increase...........   2,479,797    $ 57,362,395    344,456    $ 5,297,153
                         ==========    ============    =======    ===========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              13

                                                           FOR THE PERIOD
                                                          OCTOBER 24, 1999
                              SIX MONTHS ENDED             (COMMENCEMENT)
                               JUNE 30, 2000              TO DECEMBER 31,
                                (UNAUDITED)                     1999
-----------------------------------------------------------------------------
CLASS C                    SHARES         AMOUNT       SHARES       AMOUNT
-----------------------------------------------------------------------------
Sold...................   2,838,468    $ 65,429,986    465,614    $ 7,449,188
Issued on reinvestment
 of distributions......          --              --      7,527        127,207
Repurchased............    (204,453)     (4,678,246)    (1,754)       (29,406)
Issued on acquisition
 of Ivy Pan-Europe
 Fund..................      15,038         350,370         --             --
                         ----------    ------------    -------    -----------
Net increase...........   2,649,053    $ 61,102,110    471,387    $ 7,546,989
                         ==========    ============    =======    ===========

                                                           FOR THE PERIOD
                                                            MAY 4, 1999
                              SIX MONTHS ENDED             (COMMENCEMENT)
                               JUNE 30, 2000              TO DECEMBER 31,
                                (UNAUDITED)                     1999
-----------------------------------------------------------------------------
CLASS I                    SHARES         AMOUNT       SHARES       AMOUNT
-----------------------------------------------------------------------------
Sold...................         615    $     15,990          1    $        10
Issued on reinvestment
 of distributions......          --              --          1              9
Repurchased............          --              --         (2)           (19)
                         ----------    ------------    -------    -----------
Net change.............         615    $     15,990         --    $        --
                         ==========    ============    =======    ===========

                                                           FOR THE PERIOD
                                                            MAY 3, 1999
                              SIX MONTHS ENDED             (COMMENCEMENT)
                               JUNE 30, 2000              TO DECEMBER 31,
                                (UNAUDITED)                     1999
-----------------------------------------------------------------------------
ADVISOR CLASS              SHARES         AMOUNT       SHARES       AMOUNT
-----------------------------------------------------------------------------
Sold...................   1,217,424    $ 28,458,832    262,585    $ 3,838,799
Issued on reinvestment
 of distributions......          --              --     42,286        481,911
Repurchased............    (195,674)     (4,881,681)      (306)        (5,118)
Issued on acquisition
 of Ivy Pan-Europe
 Fund..................      18,115         417,645         --             --
                         ----------    ------------    -------    -----------
Net increase...........   1,039,865    $ 23,994,796    304,565    $ 4,315,592
                         ==========    ============    =======    ===========

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

03IEOF063000

                                   [IVY LOGO]

                     IVY INTERNATIONAL STRATEGIC BOND FUND

MARKET PERSPECTIVE

[PHOTO]

The Fund's goal: to provide a high level of total return, and secondarily current income, by investing in the debt securities of issuers in any nation.

An interview with Richard Gluck, Senior Vice President at Ivy Management, Inc. As head of the firm's fixed-income team, Mr. Gluck is also portfolio manager of Ivy International Strategic Bond Fund.

Q: RICHARD, CAN YOU COMMENT ON THE PERFORMANCE OF THE INTERNATIONAL BOND MARKETS IN THE FIRST HALF OF 2000?

A: Emerging markets, which are up 6.4% in total return, were the star performers this year. Brazil, South Africa, Bulgaria and Mexico have all performed well. But in the developed world, performance, in US dollar terms, has been weak. Excluding the US, developed markets are down 3% year-to-date. This was mostly due to currency changes. For example, the euro was down about 6% against the US dollar for most of the year. The yen, the British pound and the Canadian dollar have also suffered as a result of the strong dollar.

In local terms, the bond markets in the developed world have done reasonably well. The countries that are further along in their growth cycles have realized better bond performance. This is probably due to the fact that their central banks have been raising interest rates for some time and are nearing the end of their tightening cycles. In Europe, bond markets have been up 2% to 3%, with both Sweden and the United Kingdom doing particularly well. Australia and Canada have also seen good bond performance. Unfortunately, currency issues caused these countries to underperform in US dollar terms.

Q: HOW DID THIS AFFECT THE FUND?

A: During the first half of the year, the Fund benefited from its low exposure to foreign currency. The Fund also benefited from its holdings in emerging markets, despite a sell-off in April and May that temporarily hurt performance. The Fund was also significantly impacted by poor performance in the US high-yield and investment-grade corporate bond markets.

Q: WHAT INTERNATIONAL DEVELOPMENTS ARE YOU EXCITED ABOUT, AND HOW DID YOU POSITION THE FUND TO BENEFIT FROM THEM?

A: We're very positive on Mexico, and the Fund benefited by its overweighting in that country. Mexico is the first emerging market country to graduate to investment-grade status. There have been major structural improvements in Mexico -- a recapitalization of the banking system, a floating exchange rate and a much sounder debt structure. In addition, the outcome of the recent election -- which ended 70 years of one-party rule -- bodes well for Mexico's future political and economic growth.

We are also positive on Brazil, where the Fund currently has 10% of its holdings. Brazil, in our opinion, has greatly benefited from the devaluation of its currency,

[IVY LEAF LOGO]

IVY INTERNATIONAL STRATEGIC BOND FUND

the real. The devaluation has revived the Brazilian economy and allowed the Brazilian government to lower interest rates. Brazil also now has extremely low inflation.

Turkey is another favorite in which the Fund invests. Turkey's performance has been catalyzed by its recent full candidacy for European Union membership. With possible EU membership, cheap labor and a strategic location on its side, we believe that Turkey may be the Mexico story of the early 21st century.

In the US, where the Fund has 15.2% of its assets, interest rates were a big issue. When the Federal Reserve Board met at the end of June, it did exactly what the market expected it to do: it announced no change in rates but gave a statement that it would be vigilant in its effort to prevent inflation from increasing. What matters now is the economic data that we receive. Measures have shown that the economy is slowing, but we think the Federal Reserve may continue its tightening policy of raising rates, at least in the short term.

We also reacted to some negative international developments this year. Although Poland looked sound at the beginning of the year, we eliminated the Fund's Polish holdings because of a political crisis, a potential downdraft in its currency and a large imbalance of debt payments. We also reduced the Fund's holdings in the Philippines due to poor performance by that country.

Q: HOW DOES YOUR INVESTMENT PROCESS HELP YOU TARGET OPPORTUNITIES IN INTERNATIONAL MARKETS?

A: The Fund's style is "relative value." Our goal is to buy bonds from companies and governments around the world with strong fundamentals and solid or improving creditworthiness, but to do so inexpensively. When selecting securities, we begin with market analysis to identify potential securities to buy or sell. Then we move to country, security and currency analysis.

Our country analysis examines four different areas. First, we look at the markets -- what they tell us about the fundamental value of a country, and how they compare with other countries. Second, we look at prevailing economic conditions. Third, we look at monetary and fiscal policy, paying careful attention to government proposals and whether or not the government in question has the ability to execute them. Lastly, we look at the political environment, which can often be an important factor.

For security analysis, we study the bond relative to its peer group, industry group and credit-rating group to determine if the price is reasonable. Then we investigate the credit quality, based on the fundamental characteristics of the company issuing the bond: its financial condition, business strategy, and management, taking international conditions into account.

Finally, we do strategic currency management. We don't take big risks in the currency markets because we find that they rarely pay off. We look at short- and long-term trends, valuations, how monetary policy affects the currency and again, prevailing economic conditions.

This process allows us to seek out international opportunities and decide whether or not they are right for the Fund. To minimize risk, we keep the portfolio diversified among high-quality government bonds, investment-grade corporate bonds, high-yield corporate bonds, emerging market sovereign debt and local emerging market bonds.

Q: WHAT IS YOUR LONG-TERM OUTLOOK FOR THE INTERNATIONAL BOND MARKETS?

A: Our outlook for international bond investing is very bright. If governments shrink their budget deficits and even go into surplus, we can expect to see more corporate and other non-government bond issuance, which should lead to greater opportunities for bond investors. Realizing good investment performance, however, will depend on selecting the best countries and companies in which to invest.


The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.



                                  "OUR GOAL IS
                               TO BUY BONDS FROM
                                 COMPANIES AND
                                  GOVERNMENTS
                                AROUND THE WORLD
                               WITH STRONG FUNDA-
                               MENTALS AND SOLID
                                  OR IMPROVING
                               CREDITWORTHINESS,
                                  BUT TO DO SO
                                INEXPENSIVELY."


SEMIANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

JUNE 30, 2000

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com

[IVY MACKENZIE LOGO]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               3

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

----------------------------------------------------------------
CORPORATE BONDS -- 31.7%                 PRINCIPAL      VALUE
----------------------------------------------------------------
BRAZIL -- 1.4%
Espirito Santo Centrais Eletricas S.A.
  (ESCELSA), 10%, 07/15/07(a)..........   $20,000    $    15,600
                                                     -----------
CANADA -- 4.6%
Nova Scotia Power Corp., 7.7%,
  10/15/03.............................    75,000         52,502
                                                     -----------
MEXICO -- 4.7%
Alestra S.A., 12.125%, 05/15/06(a).....    25,000         23,438
Grupo Industrial Durango S.A. (GIDUSA),
  12.625%, 08/01/03(a).................    30,000         30,075
                                                     -----------
                                                          53,513
                                                     -----------
POLAND -- 2.0%
Telekomunikacja Polska S.A. Finance BV
  (TPSA) 144A, 7.75%, 12/10/08.........    25,000         23,031
                                                     -----------
UNITED KINGDOM -- 3.8%
NTL Communications Corp., 9.25%,
  11/15/06(a)..........................    30,000         25,882
RSL Communications, 10.50%,
  11/15/08(a)..........................    25,000         17,250
                                                     -----------
                                                          43,132
                                                     -----------
UNITED STATES -- 15.2%
K-Mart Corporation, 8.375%, 12/01/04...    25,000         23,874
McCaw International Ltd., 13.0%,
  04/15/07 (a).........................    20,000         15,200
R & B Falcon Corp., 9.5%,
  12/15/08(a)..........................    25,000         25,125
Spieker Properties, 7.35%, 12/01/17....    25,000         21,719
TE Products Pipeline Co., 7.51%,
  01/15/28.............................    25,000         22,656
Terex Corp., 8.875%, 04/01/08 (a)......    25,000         22,500
Tommy Hilfiger USA, 6.50%, 06/01/03....    25,000         19,063
Watson Pharmaceuticals, 7.125%,
  05/15/08.............................    25,000         22,313
                                                     -----------
                                                         172,450
                                                     -----------
TOTAL CORPORATE BONDS
(Cost -- $386,518).....................                  360,228
                                                     -----------
GOVERNMENT OBLIGATIONS -- 53.7%
--------------------------------------
BRAZIL -- 8.0%
Federative Republic of Brazil, 12.75%,
  01/15/20(a)..........................    50,000         47,688
Republic of Brazil, 6.86% FRN,
  04/15/06(a)..........................    50,000         42,489
                                                     -----------
                                                          90,177
                                                     -----------
CANADA -- 8.8%
Province of Manitoba, 7.5%, 02/22/10...    50,000         50,687
Province of Ontario, 4.875%,
  06/02/04.............................    75,000         48,371
                                                     -----------
                                                          99,058
                                                     -----------

----------------------------------------------------------------
----------------------------------------------------------------
GOVERNMENT OBLIGATIONS                   PRINCIPAL      VALUE
ITALY -- 4.6%
Italy Buoni Poliennali Del Tesoro,
  4.25%, 11/01/09......................   $60,000    $    52,180
                                                     -----------
MALAYSIA -- 4.5%
Malaysia Government Bond, 8.75%,
  06/01/09.............................    50,000         51,375
                                                     -----------
MEXICO -- 5.1%
Mexican Government Cetes, 0.00%,
  09/07/00.............................   100,000          9,893
United Mexican States, 11.50%,
  05/15/26(a)..........................    40,000         48,100
                                                     -----------
                                                          57,993
                                                     -----------
NEW ZEALAND -- 2.1%
New Zealand Government, 7.00%,
  07/15/09.............................    50,000         23,898
                                                     -----------
QATAR -- 2.2%
State Of Qatar 144A, 9.75%, 06/15/30...    25,000         24,656
                                                     -----------
SINGAPORE -- 5.2%
Singapore Government, 4.375%,
  10/15/05.............................   100,000         58,503
                                                     -----------
SOUTH AFRICA -- 2.5%
Republic of South Africa, 12%,
  02/28/05.............................   200,000         27,862
                                                     -----------
SOUTH KOREA -- 4.6%
Republic of Korea, 8.875%, 04/15/08....    50,000         51,813
                                                     -----------
SUPRANATIONAL -- 3.8%
European Investment Bank, 4.00%,
  04/15/09.............................    50,000         42,467
                                                     -----------
TURKEY -- 2.3%
Republic of Turkey, 12%, 12/15/08(a)...    25,000         26,156
                                                     -----------
TOTAL GOVERNMENT OBLIGATIONS
  (Cost -- $619,601)...................                  606,138
                                                     -----------
TOTAL INVESTMENTS -- 85.4%
  (Cost -- $1,006,119)(b)..............                  966,366
OTHER ASSETS, LESS
  LIABILITIES -- 14.6%.................                  165,222
                                                     -----------
NET ASSETS -- 100%.....................              $ 1,131,588
                                                     ===========
(a) Below investment grade security
(b) Cost is approximately the same for Federal
    income tax purposes.

OTHER INFORMATION:
At June 30, 2000, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as
follows:
    Gross unrealized appreciation.................   $     9,771
    Gross unrealized depreciation.................       (49,524)
                                                     -----------
        Net unrealized depreciation...............   $   (39,753)
                                                     ===========
Purchases and sales of securities other than U.S. Government securities and short-term obligations aggregated $464,736 and
$595,316, respectively, for the period ended June 30, 2000.

Forward foreign currency exchange contracts at June 30, 2000 were:

                                                  CONTRACTS TO SELL
                                         -----------------------------------      UNREALIZED
     CURRENCY           EXPIRATION        LOCAL       VALUE      IN EXCHANGE     APPRECIATION
       SOLD                DATE          CURRENCY    IN U.S.$     FOR U.S.$     (DEPRECIATION)
----------------------------------------------------------------------------------------------
New Zealand Dollar    August 25, 2000     51,000     $23,567      $ 24,013          $ (446)
Singapore Dollar      August 02, 2000    101,000      59,685        58,622           1,063
South African Rand     July 18, 2000     192,546      29,028        28,358             670
                                                                                    ------
Net unrealized loss on forward foreign currency exchange contracts                  $1,287
                                                                                    ======

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

4

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $1,006,119).......   $  966,366
Cash........................................................      184,078
Receivables
  Interest..................................................       18,288
  Manager for expense reimbursement.........................       12,963
Unrealized appreciation on open forward foreign currency
  contracts.................................................        1,733
Other assets................................................       21,756
                                                               ----------
    Total assets............................................    1,205,184
                                                               ----------
LIABILITIES
Payables
  Management fee............................................          655
  Other payables to related parties.........................       53,415
Unrealized depreciation on open forward foreign currency
  contracts.................................................          446
Accrued expenses............................................       19,080
                                                               ----------
    Total liabilities.......................................       73,596
                                                               ----------
NET ASSETS..................................................   $1,131,588
                                                               ==========
CLASS A
Net asset value and redemption price per share
  ($108,701/11,636 shares outstanding)......................   $     9.34
                                                               ==========
Maximum offering price per share ($9.34 X 100/95.25)*.......   $     9.81
                                                               ==========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($1,022,887/108,575 shares outstanding).............   $     9.42
                                                               ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................   $1,164,821
  Accumulated net realized loss on investments and foreign
    currency transactions...................................      (33,606)
  Undistributed net investment income.......................       38,866
  Net unrealized depreciation on investments and foreign
    currency transactions...................................      (38,493)
                                                               ----------
NET ASSETS..................................................   $1,131,588
                                                               ==========

* On sales of more than $100,000 the offering price is reduced.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
  Interest..................................................            $  56,631
                                                                        ---------
EXPENSES
  Management fee............................................  $ 4,816
  Transfer agent............................................      371
  Administrative services fee...............................      642
  Custodian fees............................................   15,642
  Blue Sky fees.............................................   13,891
  Auditing and accounting fees..............................    9,463
  Shareholder reports.......................................      553
  Amortization of deferred offering costs...................   18,234
  Fund accounting...........................................    8,857
  Trustees' fees............................................    2,575
  12b-1 service and distribution fees.......................       32
  Legal.....................................................   13,827
  Other.....................................................    1,638
                                                                        ---------
                                                                           90,541
  Expenses reimbursed by Manager............................              (82,479)
                                                                        ---------
      Net expenses..........................................                8,062
                                                                        ---------
NET INVESTMENT INCOME.......................................               48,569
                                                                        ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................              (33,606)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................              (26,223)
                                                                        ---------
      Net loss on investment transactions...................              (59,829)
                                                                        ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $ (11,260)
                                                                        =========

    The accompanying notes are an integral part of the financial statements.

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6

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE PERIOD
                                                              FOR THE SIX      MAY 3, 1999
                                                              MONTHS ENDED   (COMMENCEMENT)
                                                                JUNE 30,     TO DECEMBER 31,
                                                              ------------   ---------------
                                                                  2000            1999
                                                              ------------   ---------------
                                                              (UNAUDITED)
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income.....................................   $   48,569      $   48,014
  Net realized (loss) gain on investments and foreign
    currency transactions...................................      (33,606)          5,339
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................      (26,223)        (12,270)
                                                               ----------      ----------
      Net (decrease) increase resulting from operations.....      (11,260)         41,083
                                                               ----------      ----------
Class A distributions
  Dividends
    From net investment income..............................       (1,397)           (121)
    In excess of net investment income......................         (199)             --
                                                               ----------      ----------
      Total distributions to Class A shareholders...........       (1,596)           (121)
                                                               ----------      ----------
Advisor Class distributions
  Dividends
    From net investment income..............................      (47,172)        (47,893)
    In excess of net investment income......................           --          (2,141)
                                                               ----------      ----------
      Total distributions to Advisor Class shareholders.....      (47,172)        (50,034)
                                                               ----------      ----------
Fund share transactions (Note 4)
  Class A...................................................      102,955           6,059
  Advisor Class.............................................     (308,334)      1,400,008
                                                               ----------      ----------
      Net (decrease) increase resulting from Fund share
       transactions.........................................     (205,379)      1,406,067
                                                               ----------      ----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................     (265,407)      1,396,995
NET ASSETS
  Beginning of period.......................................    1,396,995              --
                                                               ----------      ----------
  END OF PERIOD.............................................   $1,131,588      $1,396,995
                                                               ==========      ==========
UNDISTRIBUTED NET INVESTMENT INCOME.........................   $   38,866      $   39,064
                                                               ==========      ==========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------
                                                               for the six     for the period
                                                               months ended   October 19, 1999
                                                                 June 30,      (commencement)
                          CLASS A                              (unaudited)    to December 31,
--------------------------------------------------------------------------------------------------
                                                                   2000             1999
SELECTED PER SHARE DATA                                        -----------------------------------
Net asset value, beginning of period........................     $  9.83            $  9.70
                                                               -----------------------------------
  (Loss) income from investment operations
  Net investment income(a)..................................         .33                .85
  Net loss on securities (both realized and unrealized).....        (.49)              (.56)
                                                               -----------------------------------
  Total from investment operations..........................        (.16)               .29
                                                               -----------------------------------
  Less distributions
  Dividends
    From net investment income..............................         .29                .16
    In excess of net investment income......................         .04                 --
                                                               -----------------------------------
    Total distributions.....................................         .33                .16
                                                               -----------------------------------
Net asset value, end of period..............................     $  9.34            $  9.83
                                                               ===================================
Total return(%)(b)..........................................       (1.66)              3.04

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $   109            $     7
Ratio of expenses to average net assets(c)
  With expense reimbursement(%).............................        2.24               1.73
  Without expense reimbursement(%)..........................       15.08              13.96
Ratio of net investment income to average net
  assets(%)(a)(c)...........................................        6.58               5.71
Portfolio turnover rate(%)..................................          42                  3

-------------------------------------------------------------------------------------------------
                                                               for the six    for the period
                                                               months ended     May 3, 1999
                                                                 June 30,     (commencement)
                       ADVISOR CLASS                           (unaudited)    to December 31,
-------------------------------------------------------------------------------------------------
                                                                   2000            1999
SELECTED PER SHARE DATA                                        ----------------------------------
Net asset value, beginning of period........................     $  9.90           $ 10.01
                                                               ----------------------------------
  (Loss) income from investment operations
  Net investment income(a)..................................         .39               .40
  Net loss on securities (both realized and unrealized).....        (.49)             (.09)
                                                               ----------------------------------
  Total from investment operations..........................        (.10)              .31
                                                               ----------------------------------
  Less distributions
  Dividends
    From net investment income..............................         .38               .40
    In excess of net investment income......................          --               .02
                                                               ----------------------------------
    Total distributions.....................................         .38               .42
                                                               ----------------------------------
Net asset value, end of period..............................     $  9.42           $  9.90
                                                               ==================================
Total return(%)(b)..........................................        (.98)             3.19

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $ 1,023           $ 1,390
Ratio of expenses to average net assets(c)
  With expense reimbursement(%).............................        1.23              1.25
  Without expense reimbursement(%)..........................       14.07             13.48
Ratio of net investment income to average net
  assets(%)(a)(c)...........................................        7.58              6.19
Portfolio turnover rate(%)..................................          42                 3

(a) Net investment income is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Annualized

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

8

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy International Strategic Bond Fund (the "Fund"), is a non-diversified series of shares of Ivy Fund. The Fund was initially seeded on April 26, 1999, commenced operations on May 3, 1999 and received initial subscriptions beginning May 3, 1999. Performance is calculated beginning May 12, 1999, the date proceeds from share sales were invested according to the Fund's investment objectives. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Corporate actions on foreign securities are recorded on the ex date. If such information is not available on the ex date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 2000, the interest rate was 6.0%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared monthly. Distributions from capital gain, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Fund has committed to buy or sell are shown in the Portfolio of Investments. These amounts represent the aggregate exposure to each foreign currency the Fund has acquired or hedged through forward foreign currency contracts at June 30, 2000. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily. The change in a contract's market value is

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                               9

recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Fund's Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

DEFERRED OFFERING COSTS -- Offering costs were amortized over a one year period which began May 3, 1999, the date the Fund commenced operations. Offering costs have been paid by Mackenzie Investment Management Inc. ("MIMI") and will be reimbursed by the Fund.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities and non-deductible organization expenses. As a result, Net investment income and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.25% of the Fund's average net assets.

MIMI, of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. As compensation for these services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At June 30, 2000, MIMI owned 90.3% of the Fund's shares outstanding.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2000, the net amount of underwriting discount retained by IMDI was $760.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I and Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $32 for Class A shares are reflected as 12 b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $101 and $270 for Class A and Advisor Class shares, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

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IVY INTERNATIONAL STRATEGIC BOND FUND
--------------------------------------------------------------------------------

10

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A and Advisor Class were as follows:

                                                         FOR THE PERIOD FROM
                                                             MAY 9, 1999
                                  SIX MONTHS ENDED         (COMMENCEMENT)
                                   JUNE 30, 2000           TO DECEMBER 31,
                                    (UNAUDITED)                 1999
-----------------------------------------------------------------------------
CLASS A                         SHARES      AMOUNT      SHARES       AMOUNT
-----------------------------------------------------------------------------
Sold..........................   10,723    $ 101,410     50,838    $  507,150
Issued on reinvestment of
 distributions................      164        1,545         12           121
Repurchased...................       --           --    (50,101)     (501,212)
                                -------    ---------    -------    ----------
Net increase..................   10,887    $ 102,955        749    $    6,059
                                =======    =========    =======    ==========

                                                         FOR THE PERIOD FROM
                                                             MAY 9, 1999
                                  SIX MONTHS ENDED         (COMMENCEMENT)
                                   JUNE 30, 2000           TO DECEMBER 31,
                                    (UNAUDITED)                 1999
-----------------------------------------------------------------------------
ADVISOR CLASS                   SHARES      AMOUNT      SHARES       AMOUNT
-----------------------------------------------------------------------------
Sold..........................    8,641    $  85,050    136,460    $1,361,035
Issued on reinvestment of
 distributions................    4,906       47,171      5,070        50,034
Repurchased...................  (45,373)    (440,555)    (1,129)      (11,061)
                                -------    ---------    -------    ----------
Net (decrease)/increase.......  (31,826)   $(308,334)   140,401    $1,400,008
                                =======    =========    =======    ==========

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

03IISBF063000

IVY CUNDILL VALUE FUND
Portfolio of Investments
June 30, 2000 (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES - 98.6%                                                                              SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
AFRICA - 6.6%
---------------------------------------------
SOUTH AFRICA - 6.6%
De Beers Consolidated Mines Ltd.                                                                          2,000           $  48,625
                                                                                                                          ---------
ASIA/PACIFIC - 63.7%
---------------------------------------------
HONG KONG - 11.7%
China Hong Kong Photo Products Holdings, Ltd.                                                           338,000              42,060
Jardine Matheson Holdings Ltd.                                                                           10,000              43,800
                                                                                                                          ---------
                                                                                                                             85,860
                                                                                                                          ---------

JAPAN - 46.5%
Asahi Broadcasting Corporation                                                                              500              44,895
Descente, Ltd.                                                                                           19,000              36,994
Gakken Co., Ltd.(a)                                                                                      18,000              37,088
Horipro Inc.                                                                                              4,000              29,829
Koa Fire & Marine Insurance Company Limited                                                              13,000              40,548
Lion Corporation                                                                                          8,000              33,194
Mitsui Marine and Fire Insurance Company, Ltd.(a)                                                         9,000              43,383
Shiseido Company, Limited                                                                                 2,000              31,002
Tokyo Broadcasting System, Inc.                                                                           1,000              43,289
                                                                                                                          ---------
                                                                                                                            340,222
                                                                                                                          ---------

SINGAPORE - 5.5%
DelGro Corporation Limited (a)                                                                           14,000              40,486
                                                                                                      ---------           ---------
EUROPE - 4.5%
---------------------------------------------
UNITED KINGDOM - 4.5%
Sibir Energy plc (a)                                                                                    200,000              32,549
                                                                                                                          ---------

LATIN AMERICA - 5.5%
---------------------------------------------
BRAZIL - 5.5%
Uniao de Bancos Brasileiras S.A. (Unibanco) Sponsored GDR                                                 1,400              40,250
                                                                                                      ---------           ---------

NORTH AMERICA - 18.3%
---------------------------------------------
CANADA - 13.5%
Brascan Corporation                                                                                       3,000              35,231
International Forest Products Limited (Interfor) (a)                                                     13,000              31,147
PanAfrican Energy Corp. Ltd. (a)                                                                         20,000              32,396
                                                                                                                          ---------
                                                                                                                             98,774
                                                                                                                          ---------
UNITED STATES - 4.8%
LTV Corporation                                                                                          12,200              35,075
                                                                                                                          ---------

TOTAL INVESTMENTS - 98.6%
(Cost - $704,238) (b)                                                                                   721,841             721,841

OTHER ASSETS, LESS LIABILITIES - 1.4%                                                                                        10,398
                                                                                                                          ---------

NET ASSETS - 100%                                                                                                         $ 732,239
                                                                                                                          =========
GDR - Global Depository Receipt
(a) Non-income producing security
(b) Cost is approximately the same for Federal income tax purposes

OTHER INFORMATION:

At June 30, 2000, net unrealized appreciation based on cost for financial statement and
Federal income tax purposes is as follows:
         Gross unrealized appreciation                                                                                    $  51,394
         Gross unrealized depreciation                                                                                      (33,791)
                                                                                                                          ---------
               Net unrealized appreciation                                                                                $  17,603
                                                                                                                          =========
Purchases and sales of securities other than short-term obligations aggregated $804,107 and $105,079, respectively,
for the period ended June 30, 2000.

Forward foreign currency exchange contracts at June 30, 2000 were:

                                                               CONTRACTS TO SELL
                                                ----------------------------------------------------
CURRENCY             EXPIRATION                   LOCAL               VALUE              IN EXCHANGE            UNREALIZED
  SOLD                  DATE                     CURRENCY            IN U.S. $            FOR U.S. $            DEPRECIATION
  ----                  ----                     --------            ---------            ----------            ------------
Japanese Yen      January 23, 2001              26,951,590           $257,000             $ 264,123              $ (7,123)
                                                                                                                 ========

    The accompanying notes are an integral part of the financial statements.

Ivy Cundill Value Fund
Statement of Assets and Liabilities
June 30, 2000 (unaudited)

ASSETS
Investments, at value (identified cost - $704,238) ........................................................               $ 721,841
Cash ......................................................................................................                  20,120

Receivables
  Dividends and interest ..................................................................................                     559
  Manager for expense reimbursement .......................................................................                  23,027
Deferred offering costs ...................................................................................                  11,379
Other assets ..............................................................................................                     494
                                                                                                                          ---------
  Total assets ............................................................................................                 777,420
                                                                                                                          ---------

LIABILITIES
Payables
   Management fee .........................................................................................                     588
   Other payables to related parties ......................................................................                  15,693
Unrealized depreciation on open forward foreign currency contracts ........................................                   7,123
Accrued expenses ..........................................................................................                  21,777
                                                                                                                          ---------

  Total liabilities .......................................................................................                  45,181
                                                                                                                          ---------

NET ASSETS ................................................................................................               $ 732,239
                                                                                                                          =========
ADVISOR CLASS
Net asset value, offering price and redemption price per share
         ($732,239 / 71,392 shares outstanding) ...........................................................               $   10.26
                                                                                                                          =========

NET ASSETS CONSIST OF
  Capital paid-in .........................................................................................               $ 715,009
  Undistributed net realized gain on investments and foreign
    currency transactions .................................................................................                   7,286
  Accumulated net investment loss .........................................................................                    (536)
  Net unrealized appreciation on investments and foreign
    currency transactions .................................................................................                  10,480
                                                                                                                          ---------
NET ASSETS ................................................................................................               $ 732,239
                                                                                                                          =========

    The accompanying notes are an integral part of the financial statements.

Ivy Cundill Value Fund
Statement of Operations
For the period April 19, 2000 (commencement) to June 30, 2000 (unaudited)

INVESTMENT INCOME
  Dividends ..........................................................................                                     $  1,590
  Interest ...........................................................................                                          536
                                                                                                                           --------
                                                                                                                              2,126
                                                                                                                           --------
EXPENSES
  Management fee .....................................................................              $  1,365
  Transfer agent .....................................................................                    86
  Administrative services fee ........................................................                   137
  Custodian fees .....................................................................                 9,999
  Blue Sky fees ......................................................................                   165
  Auditing and accounting fees .......................................................                 3,000
  Amortization of deferred offering costs ............................................                 2,993
  Shareholder reports ................................................................                 1,000
  Fund accounting ....................................................................                 3,328
  Trustees' fees .....................................................................                   281
  Legal ..............................................................................                 7,101
  Other ..............................................................................                    68
                                                                                                                           --------
    Total expenses ...................................................................                                       29,523

  Expenses reimbursed by Manager .....................................................                                      (26,861)
                                                                                                                           --------
    Net expenses .....................................................................                                        2,662
                                                                                                                           --------

NET INVESTMENT LOSS ..................................................................                                         (536)
                                                                                                                           --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments and foreign
    currency transactions ............................................................                                        7,286
  Net unrealized appreciation on investments and foreign
    currency transactions ............................................................                                       10,480
                                                                                                                           --------

     Net gain on investment transactions .............................................                                       17,766
                                                                                                                           --------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ....................................................................                                     $ 17,230
                                                                                                                           ========

    The accompanying notes are an integral part of the financial statements.

Ivy Cundill Value Fund
Statement of Changes in Net Assets
(unaudited)                                                                     For the period
                                                                                April 19, 2000
                                                                                (commencement)
                                                                                  to June 30,
                                                                               ---------------
                                                                                     2000
                                                                               ---------------
INCREASE IN NET ASSETS
Operations
  Net investment loss .........................................................     $    (536)
  Net realized gain on investments and foreign currency transactions ..........         7,286
  Net unrealized appreciation on
    investments and foreign currency transactions .............................        10,480
                                                                                    ---------
         Net increase resulting from operations ...............................        17,230
                                                                                    ---------
Fund share transactions (Note 4)
  Class A .....................................................................            --
  Class B .....................................................................            --
  Class C .....................................................................            --
  Class I .....................................................................            --
  Advisor Class ...............................................................       715,009
                                                                                    ---------
      Net increase resulting from
         Fund share transactions ..............................................       715,009
                                                                                    ---------

NET ASSETS AT END OF PERIOD ...................................................     $ 732,239
                                                                                    =========


    The accompanying notes are an integral part of the financial statements.

IVY CUNDILL VALUE  FUND
Financial Highlights

                                                                 for the period
                                                                 April 19, 2000
                                                                 (commencement)
                                                                   to June 30,
ADVISOR CLASS                                                      (unaudited)
                                                                 ---------------

SELECTED PER SHARE DATA                                               2000
                                                                 ---------------
Net asset value, beginning of period ..........................    $ 10.00
                                                                   -------
  Income from investment operations
  Net investment loss (a) .....................................       (.01)
  Net gain on securities (both realized and unrealized) .......        .27
                                                                   -------
  Total from investment operations ............................        .26
                                                                   -------
Net asset value, end of period ................................    $ 10.26
                                                                   =======

Total return (%) (b) ..........................................       2.60

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ......................    $   732
Ratio of expenses to average net assets (c)
  With expense reimbursement (%) ..............................       1.95
  Without expense reimbursement (%) ...........................      21.63
Ratio of net investment loss
  to average net assets (%) (a) (c) ...........................      (.39)
Portfolio turnover rate (%) ...................................        17

(a)  Net investment loss is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c)  Annualized

    The accompanying notes are an integral part of the financial statements.

IVY CUNDILL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Cundill Value Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION - Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES - The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and capital gain, if any,

IVY CUNDILL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

are declared in December.

FOREIGN CURRENCY TRANSLATIONS - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS - Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Fund has committed to buy or sell are shown in the Portfolio of Investments. These amounts represent the aggregate exposure to each foreign currency the Fund has acquired or hedged through forward foreign currency contracts at June 30, 2000. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily. The change in a contract's market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Fund's Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund

IVY CUNDILL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

DEFERRED OFFERING COSTS - Offering costs are being amortized over a one year period beginning April 19, 2000, the date the Fund commenced operations. Offering costs have been paid by Mackenzie Investment Management Inc. ("MIMI") and will be reimbursed by the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Cundill is the sub-advisor of the Fund. IMI, not the Fund, is obligated to compensate the sub-advisor. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of the Fund's average net assets.

MIMI, of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At June 30, 2000, MIMI owned 70% of the Fund's shares outstanding.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $86 for Advisor Class shares are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C, Class I and Advisor Class were as follows:

                                FOR THE PERIOD FROM
                                   APRIL 19, 2000
                                (COMMENCEMENT) TO
                                  JUNE 30, 2000
                                   (UNAUDITED)
---------------------------------------------------------
Class A                      SHARES           AMOUNT
---------------------------------------------------------

Sold.................           1              $ 10
Repurchased..........          (1)              (10)
                            -----              ----
Net change...........          --                --
                            =====              ====


                                FOR THE PERIOD FROM
                                   APRIL 19, 2000
                                (COMMENCEMENT) TO
                                  JUNE 30, 2000
                                   (UNAUDITED)
---------------------------------------------------------
Class B                      SHARES           AMOUNT
---------------------------------------------------------

Sold.................           1              $ 10
Repurchased..........          (1)              (10)
                            -----              ----
Net change...........          --                --
                            =====              ====


                                FOR THE PERIOD FROM
                                   APRIL 19, 2000
                                (COMMENCEMENT) TO
                                  JUNE 30, 2000
                                   (UNAUDITED)
---------------------------------------------------------
Class C                      SHARES           AMOUNT
---------------------------------------------------------

Sold.................           1              $ 10
Repurchased..........          (1)              (10)
                            -----              ----
Net change...........          --                --
                            =====              ====


                                FOR THE PERIOD FROM
                                   APRIL 19, 2000
                                (COMMENCEMENT) TO
                                  JUNE 30, 2000
                                   (UNAUDITED)
---------------------------------------------------------
Class I                      SHARES           AMOUNT
---------------------------------------------------------

Sold.................           1              $ 10
Repurchased..........          (1)              (10)
                            -----              ----
Net change...........          --                --
                            =====              ====


                                FOR THE PERIOD FROM
                                   APRIL 19, 2000
                                (COMMENCEMENT) TO
                                  JUNE 30, 2000
                                   (UNAUDITED)
---------------------------------------------------------
Advisor Class                SHARES           AMOUNT
---------------------------------------------------------

Sold.................        71,392         $ 715,009
                            -------         ---------
Net increase.........        71,392         $ 715,009
                            =======         =========

Ivy Next Wave Internet Fund
Statement of Assets and Liabilities
June 30, 2000 (unaudited)


Assets
  Cash ..........................................................      $       50
  Prepaid offering costs ........................................          24,500
  Prepaid blue sky fees .........................................          42,000
                                                                       ----------
      Total assets ..............................................          66,550
                                                                       ==========

Liabilities
  Due to affiliate ..............................................          66,500
                                                                       ----------

Net assets ......................................................      $       50
                                                                       ==========

Class A
Net asset value and redemption price per share
            ($10/1           shares outstanding) ................      $    10.00
                                                                       ==========

Maximum offering price per share
          ($10.0 x 100/94.25)* ..................................      $    10.61
                                                                       ==========

Class B
Net asset value, offering price and redemption price** per share
            ($10/1           shares outstanding) ................      $    10.00
                                                                       ==========

Class C
Net asset value, offering price and redemption price*** per share
            ($10/1           shares outstanding) ................      $    10.00
                                                                       ==========

Class I
Net asset value, offering price and redemption price per share
            ($10/1           shares outstanding) ................      $    10.00
                                                                       ==========

Advisor Class
Net asset value, offering price and redemption price per share
            ($10/1           shares outstanding) ................      $    10.00
                                                                       ==========

Net assets consist of
  Capital paid-in ...............................................      $       50
                                                                       ==========


   *On sales of more than $50,000 the offering price is reduced.
  **Subject to a maximum deferred sales charge of 5%.
 ***Subject to a maximum deferred sales charge of 1%.


    The accompanying notes are an integral part of the financial statements.

IVY NEXT WAVE INTERNET FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Next Wave Internet Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The Fund was initially seeded on March 10, 2000. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

FEDERAL INCOME TAXES - The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and capital gain, if any, are declared in December.

DEFERRED OFFERING COSTS - Offering costs will be amortized over a one year period beginning on the date the Fund commences operations. Offering costs have been paid by Mackenzie Investment Management Inc. ("MIMI") and will be reimbursed by the Fund.

2. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C, Class I and Advisor Class were as follows:


                              For the period from
                               March 10, 2000 to
                                 June 30, 2000
                                  (unaudited)
--------------------------------------------------
Class A                       Shares      Amount
--------------------------------------------------
Sold .............                 1      $   10
                              ------      ------
Net increase .....                 1      $   10
                              ======      ======


                              For the period from
                               March 10, 2000 to
                                 June 30, 2000
                                  (unaudited)
--------------------------------------------------
Class B                       Shares      Amount
--------------------------------------------------
Sold .............                 1      $   10
                              ------      ------
Net increase .....                 1      $   10
                              ======      ======


                             For the period from
                              March 10, 2000 to
                                June 30, 2000
                                 (unaudited)
--------------------------------------------------
Class C                       Shares      Amount
--------------------------------------------------
Sold .............                 1      $   10
                              ------      ------
Net increase .....                 1      $   10
                              ======      ======


                              For the period from
                               March 10, 2000 to
                                 June 30, 2000
                                  (unaudited)
--------------------------------------------------
Class I                       Shares      Amount
--------------------------------------------------
Sold .............                 1      $   10
                              ------      ------
Net increase .....                 1      $   10
                              ======      ======


                               For the period from
                                March 10, 2000 to
                                  June 30, 2000
                                  (unaudited)
--------------------------------------------------
Advisor Class                 Shares      Amount
--------------------------------------------------
Sold .............                 1      $   10
                              ------      ------
Net increase .....                 1      $   10
                              ======      ======